UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Domestic Stock Funds

Annual Report

June 30, 2013

AllianzGI Focused Growth Fund

AllianzGI Income & Growth Fund

AllianzGI Large-Cap Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI U.S. Managed Volatility Fund

On January 28th, 2013 a number of our U.S. mutual funds and certain investment strategies underwent name changes. For a complete list of new naming conventions please visit our website at us.allianzgi.com.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2–3	President’s Letter
4–27	Fund Summaries
28–29	Important Information
30	Benchmark Descriptions
31–45	Schedules of Investments
46–49	Statements of Assets and Liabilities
50–51	Statements of Operations
52–55	Statements of Changes in Net Assets
56–77	Financial Highlights
78–100	Notes to Financial Statements
101	Report of Independent Registered Public Accounting Firm
102	Federal Income Tax Information
103	Privacy Policy
104–106	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

President’s Letter

Brian S. Shlissel

President

Dear Shareholder:

The US economy continued to expand throughout the fiscal 12-month reporting period ended June 30, 2013, with the Federal Reserve’s (the “Fed”) monetary policy driving the US stock market. In contrast, growth in many other developed countries moderated and in certain situations fell into recession.

The Twelve-Month Fiscal Period in Review

While the US economy continued to grow during the fiscal 12-month reporting period, the pace of the expansion was far from robust. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 3.1% during the third quarter of 2012. GDP growth then decelerated to a 0.4% annual pace during the fourth quarter, but rebounded to a 1.8% pace during the first quarter of the 2013.

While US economic data was mixed, there were continuing signs of the long-awaited recovery in the housing market. In addition, unemployment remained elevated, although it declined from 8.2% in June 2012 to 7.6% in June 2013 as the pace of new job growth trended higher. Elsewhere, despite concerns related to higher tax rates, the “fiscal cliff” and sequestration, consumer spending held up relatively well during the reporting period. Despite a setback at the end of the reporting period, the Standard & Poor’s 500, an index of large-company stocks and a bellwether for the US economy, gained 20.60% during the twelve months ended June 30, 2013.

The Fed and other developed country central banks, including the European Central Bank and Bank of Japan, maintained their accommodative monetary policies during the period. However, following its meeting on June 19, 2013, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” These comments triggered a sharp rise in Treasury yields and falling stock and bond prices. The benchmark 10-year Treasury bond began the fiscal period yielding 1.67% and ended the period at 2.52%.

2	June 30, 2013 |	Annual Report

Outlook

As the second half of 2013 unfolds, the mood appears similar to late December 2012. Market volatility has increased, not due to economic concerns, but rather uncertainties surrounding the Fed tapering its asset purchases. In fact, most economic measures have demonstrated improvement. The housing market has rebounded sharply in recent months, the labor market has picked up, consumer confidence has been on the upswing and inflation remains tame.

Still, there are two major headwinds: fear over the Fed winding down quantitative easing sooner than expected and concerns of China’s economic slowdown and overall emerging market weakness. We expect the Fed’s stance to remain accommodative, even if it starts to taper its purchase program toward the end of the year. Fed tapering is likely to create higher volatility, but we believe that the Fed will only raise interest rates if it is confident the economic recovery is on solid footing. As for China, cyclical data is showing signs of weakness, but our view is that it is not weak enough to dramatically curtail growth.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| June 30, 2013	3

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AllianzGI Focused Growth Fund

For the period of July 1, 2012 through June 30, 2013, as provided by Scott Migliori, CFA , Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 17.48%, outperforming the Russell 1000 Growth Index (the “benchmark Index”) which returned 17.07%.

US large cap stocks rose sharply during the period, helped by extraordinary monetary easing efforts by the world’s major central banks. Still, equities faced a host of headwinds during the first half of the period including decelerating economic growth globally and the continuation of the European debt crisis. The US also faced its share of economic and budgetary challenges including uncertainty surrounding election and budgetary outcomes. This market environment proved to be a challenging backdrop for the Fund.

In the latter half of the reporting period, there was evidence of a strengthening US economy which helped lift stocks. Reports on housing and employment were generally positive, coming in above expectations. Stocks continued to march higher until Federal Reserve (the “Fed”) chairman Bernanke indicated that the Fed could start to pull back on its stimulus measures if the economic data continued to show improvement. The prospect of the Fed scaling back stimulus measures drove global bond yields higher and put pressure on equity markets, especially high dividend paying sectors that were market leaders earlier in the year. However, Fed officials maintain that any decision to increase short-term rates is in the distant future.

Stock selection within the Technology, Industrials, and Financial sectors largely contributed to the Fund’s relative performance. However, stock selection detracted from relative returns in the Consumer and Health Care sectors during the period.

From a sector allocation perspective, overweight positions in the Technology and Consumer Staples sectors, along with an underweight position in the Consumer Discretionary sector, detracted from relative returns. On the positive side, an overweight position in the Health Care sector and a slight overweight in the Financials sector contributed to the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook for the remainder of the year. With modest global growth prospects and muted inflation expectations, we believe the recent rise in interest rates should moderate. As the year progresses, we expect the market to return its focus to stock specific factors. This should play to our strength as bottom-up investors.

The Fund continues to focus on stock selection, investing in high quality large cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include the economic impact of fiscal tightening, reemergence of the European debt crisis, and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	17.48%	5.82%	8.31%	10.58%
AllianzGI Focused Growth Fund Class A (adjusted)	11.02%	4.63%	7.70%	10.37%
AllianzGI Focused Growth Fund Class B	16.56%	5.02%	7.74%	10.39%
AllianzGI Focused Growth Fund Class B (adjusted)	11.56%	4.69%	7.74%	10.39%
AllianzGI Focused Growth Fund Class C	16.56%	5.02%	7.50%	9.76%
AllianzGI Focused Growth Fund Class C (adjusted)	15.56%	5.02%	7.50%	9.76%
AllianzGI Focused Growth Fund Class D	17.47%	5.81%	8.31%	10.58%
AllianzGI Focused Growth Fund Class R	17.17%	5.55%	8.02%	10.23%
AllianzGI Focused Growth Fund Class P	17.79%	6.10%	8.62%	10.90%
AllianzGI Focused Growth Fund Institutional Class	17.90%	6.20%	8.72%	11.01%
AllianzGI Focused Growth Fund Administrative Class	17.62%	5.95%	8.46%	10.72%
Russell 1000 Growth Index	17.07%	7.47%	7.40%	10.25%
Lipper Large-Cap Growth Funds Average	15.85%	5.29%	6.50%	9.77%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

4	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2013)

Internet Software & Services	7.4%
Pharmaceuticals	7.3%
Software	6.7%
Aerospace & Defense	6.7%
IT Services	6.2%
Biotechnology	5.2%
Oil, Gas & Consumable Fuels	5.2%
Internet & Catalog Retail	4.5%
Other	50.4%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,113.20	$1,108.90	$1,108.90	$1,113.20	$1,111.60	$1,114.70	$1,115.30	$1,114.10
Expenses Paid During Period	$5.82	$9.73	$9.73	$5.82	$7.12	$4.51	$3.99	$5.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	5

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Michael Yee, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned 13.63%. For comparison purposes, the Russell 1000 Growth Index increased 17.07% and the overall US bond market, as measured by the Barclays U.S. Aggregate Bond Index, declined 0.69%. The convertible universe rose 18.57%, as measured by the BofA Merrill Lynch All Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, rose 9.55%. Lastly, the S&P 500 Index returned 20.60%.

Market Environment

Many of the factors contributing to the equity, convertible, and high yield markets’ return in 2013 were seen throughout 2012. In general, corporate profits were healthy and most companies exceeded expectations. High yield and convertible bonds benefited from both credit-spread tightening and higher equity prices. The primary reason for continued credit improvement was, and is, the lack of credit risk. Solid balance sheets were confirmed in the fourth-quarter reporting season. The new-issue corporate-bond market produced a lower semi-annual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helps eliminate near-term amortization risk in the market. A consistently accommodative global monetary policy continued to offset any headline macroeconomic softness.

Near the end of the reporting period markets pulled back. What had been perceived by investors as a unilaterally accommodative global monetary policy has now been tempered by the language, not the actions, of the US Federal Reserve. This knee-jerk reaction by investors faded toward the end of June 2013, however, and a more normalized response to rising rates materialized among the aforementioned asset classes.

Against this backdrop the large cap growth equity, convertible and high-yield markets outperformed some fixed-income asset classes during the reporting period due to their low correlation with interest rates.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were muted compared to recent years. During the first half of the reporting period, implied volatility remained mostly in the 13-21 range. However, as concerns rose in the final days of December regarding the impending US fiscal cliff, the VIX Index spiked up to 22.7. Once the fiscal cliff was avoided, the VIX immediately plunged. In 2013, there were episodes of heightened volatility but none that exceeded the aforementioned fiscal cliff-related spike. At period end, the VIX resided at 16.86.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds helped cushion the Fund from downside volatility during equity market declines and provided upside participation when equities rallied. Additionally, the Fund benefited from its exposure to high yield bonds, providing downside buffering and stability.

In the equity sleeve, sector allocations that helped relative performance in the period were Information Technology, Health Care and Financials followed by company specific outperformance in other sectors. Stock picking within the three aforementioned sectors led to better relative returns. Conversely, security selection with Industrials, Energy and Materials hampered performance.

In the convertibles sleeve, a relative underweight and superior issue selection in Technology and Materials were beneficial. A relative overweight and positive issue-specific performance helped in Media and Industrials. In contrast, weaker relative returns in the Health Care sector hindered relative performance.

In the high yield sleeve, industry allocations that helped relative performance were Energy, Homebuilders/Real Estate and Metals/Mining. Positive security selection was evident across the aforementioned industries. On the other hand, an underweight in Banking and a weaker relative return in Telecommunications-Wireless partially offset relative outperformance.

The portfolio benefited from opportunistically writing covered calls to a greater extent than in past periods on individual equity positions. Single stock implied volatilities for the front month continued to be low. Despite the challenging volatility, acceptable single stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strikes.

6	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	Since Inception†
AllianzGI Income & Growth Fund Class A	13.63%	7.54%	6.34%
AllianzGI Income & Growth Fund Class A (adjusted)	7.39%	6.33%	5.39%
AllianzGI Income & Growth Fund Class C	12.78%	6.73%	5.54%
AllianzGI Income & Growth Fund Class C (adjusted)	11.78%	6.73%	5.54%
AllianzGI Income & Growth Fund Class D	13.65%	7.54%	6.33%
AllianzGI Income & Growth Fund Class R	13.38%	7.29%	6.10%
AllianzGI Income & Growth Fund Class P	13.97%	7.83%	6.63%
AllianzGI Income & Growth Fund Institutional Class	14.14%	7.94%	6.74%
Barclays U.S. Aggregate Bond Index	–0.69%	5.19%	5.12%
S&P 500 Index	20.60%	7.01%	4.36%
Lipper Flexible Portfolio Funds Average	5.81%	3.90%	3.65%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

Cumulative Returns Through June 30, 2013

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Oil & Gas	6.6%
Commercial Services	5.4%
Telecommunications	4.3%
Diversified Financial Services	4.1%
Software	3.9%
Media	3.6%
Pharmaceuticals	3.3%
Aerospace & Defense	3.2%
Other	62.1%
Cash & Equivalents — Net (including Options Written)	3.5%

Moody’s Ratings*

(as a % of Bonds)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Annual Report	| June 30, 2013	7

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,067.30	$1,063.00	$1,067.00	$1,065.60	$1,068.80	$1,069.60
Expenses Paid During Period	$6.82	$10.64	$6.82	$8.09	$5.54	$5.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.20	$1,014.48	$1,018.20	$1,016.96	$1,019.44	$1,019.93
Expenses Paid During Period	$6.66	$10.39	$6.66	$7.90	$5.41	$4.91

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Class A, 2.08% for Class C, 1.33% for Class D, 1.58% for Class R, 1.08 % for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

8	June 30, 2013 |	Annual Report

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Annual Report	| June 30, 2013	9

Unaudited

AllianzGI Large-Cap Growth Fund

For the period of July 1, 2012 through June 30, 2013, as provided by Raphael Edelman, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Large-Cap Growth Fund (the “Fund”) returned 14.03%, underperforming the Russell 1000 Growth Index (the “benchmark Index”) which returned 17.07%.

US large cap stocks rose sharply during the period, helped by extraordinary monetary easing efforts by the world’s major central banks. Still, equities faced a host of headwinds during the first half of the period including decelerating economic growth globally and the continuation of the European debt crisis. The US also faced its share of economic and budgetary challenges including uncertainty surrounding election and budgetary outcomes. This market environment proved to be a challenging backdrop for the Fund.

In the latter half of the reporting period, there was evidence of a strengthening US economy which helped lift stocks. Reports on housing and employment were generally positive, coming in above expectations. Stocks continued to march higher until Federal Reserve chairman Bernanke indicated that the Fed could start to pull back on its stimulus measures if the economic data continued to show improvement. The prospect of the Fed scaling back stimulus measures drove global bond yields higher and put pressure on equity markets, especially high dividend paying sectors that were market leaders earlier in the year. However, Fed officials maintain that any decision to increase short-term rates is in the distant future.

Stock selection drove the Fund’s relative performance shortfall during the period. Specifically, selection within the Consumer Discretionary and Health Care sectors detracted the most from relative returns. On the positive side of the ledger, stock selection was strong in the Technology, Financials, and Industrial sectors.

From a sector allocation perspective, an underweight position in the Financials sector, combined with an overweight position in the Technology sector detracted from relative returns. However, overweight positions in the Energy and Health Care sectors contributed to the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook for the remainder of 2013. With modest global growth prospects and muted inflation expectations, we believe the recent rise in interest rates should moderate. As the year progresses, we expect the market to return its focus to stock specific factors. This should play to our strength as bottom-up investors.

The Fund continues to focus on stock selection, investing in high quality large cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include the economic impact of fiscal tightening, reemergence of the European debt crisis, and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Large-Cap Growth Fund Class A	14.03%	4.62%	5.50%	6.28%
AllianzGI Large-Cap Growth Fund Class A (adjusted)	7.76%	3.44%	4.90%	5.92%
AllianzGI Large-Cap Growth Fund Class B	13.16%	3.82%	4.87%	5.90%
AllianzGI Large-Cap Growth Fund Class B (adjusted)	8.16%	3.48%	4.87%	5.90%
AllianzGI Large-Cap Growth Fund Class C	13.15%	3.82%	4.71%	5.49%
AllianzGI Large-Cap Growth Fund Class C (adjusted)	12.15%	3.82%	4.71%	5.49%
AllianzGI Large-Cap Growth Fund Class D	13.99%	4.59%	5.49%	6.36%
AllianzGI Large-Cap Growth Fund Class R	13.75%	4.34%	5.23%	6.01%
AllianzGI Large-Cap Growth Fund Class P	14.35%	4.90%	5.81%	6.61%
AllianzGI Large-Cap Growth Fund Institutional Class	14.46%	5.00%	5.92%	6.72%
AllianzGI Large-Cap Growth Fund Administrative Class	14.07%	4.73%	5.65%	6.46%
Russell 1000 Growth Index	17.07%	7.47%	7.40%	5.65%
Lipper Large-Cap Growth Funds Average	15.85%	5.29%	6.50%	5.68%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

10	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Large-Cap Growth Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Software	6.4%
Pharmaceuticals	6.3%
Internet Software & Services	6.0%
Biotechnology	5.3%
Aerospace & Defense	5.0%
Oil, Gas & Consumable Fuels	4.8%
IT Services	4.4%
Internet & Catalog Retail	4.3%
Other	55.6%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,109.30	$1,105.00	$1,105.20	$1,109.00	$1,107.70	$1,110.90	$1,111.50	$1,109.60
Expenses Paid During Period	$5.54	$9.45	$9.45	$5.54	$6.85	$4.24	$3.72	$5.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,019.54	$1,015.82	$1,015.82	$1,019.54	$1,018.30	$1,020.78	$1,021.27	$1,020.03
Expenses Paid During Period	$5.31	$9.05	$9.05	$5.31	$6.56	$4.06	$3.56	$4.81

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.06% for Class D, 1.31% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	11

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2012 through June 30, 2013, as provided by Louise Laufersweiler, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned 22.89%, in line with the benchmark, the Russell Midcap Growth Index (the “benchmark Index”) which returned 22.88%.

The Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

US stocks rose sharply during the period, helped by extraordinary monetary easing efforts by the world’s major central banks. Still, equities faced a host of headwinds during the first half of the period including decelerating economic growth globally and the continuation of the European debt crisis. The US also faced its share of economic and budgetary challenges including uncertainty surrounding election and budgetary outcomes. This market environment proved to be a challenging backdrop for the Fund.

In the latter half of the reporting period, there was evidence of a strengthening US economy which helped lift stocks. Reports on housing and employment were generally positive, coming in above expectations. Stocks continued to march higher until Federal Reserve (the “Fed”) chairman Bernanke indicated that the Fed could start to pull back on its stimulus measures if the economic data continued to show improvement. The prospect of the Fed scaling back stimulus measures drove global bond yields higher and put pressure on equity markets, especially high dividend paying sectors that were market leaders earlier in the year. However, Fed officials maintain that any decision to increase short-term rates is in the distant future.

Strong stock selection within the Financials, Technology, and Industrials sectors contributed to relative returns. This was slightly offset by stock selection in the Consumer and Health Care sectors during the period.

From a sector allocation perspective, an underweight position in the Technology sector, along with an overweight position in the Energy sector contributed to relative returns. Conversely, underweight positions in the Consumers sectors detracted from the Fund’s relative returns during the period.

Outlook

We maintain a constructive market outlook for the remainder of the year. With modest global growth prospects and muted inflation expectations, we believe the recent rise in interest rates should moderate. As the year progresses, we expect the market to return its focus to stock specific factors. This should play to our strength as bottom-up investors.

As always, we continue to focus on stock selection, investing in high quality mid cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

Risks to the equity market include the economic impact of fiscal tightening, reemergence of the European debt crisis, and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Mid-Cap Fund Class A	22.89%	6.41%	8.21%	12.96%
AllianzGI Mid-Cap Fund Class A (adjusted)	16.13%	5.21%	7.60%	12.77%
AllianzGI Mid-Cap Fund Class B	21.90%	5.53%	7.59%	12.77%
AllianzGI Mid-Cap Fund Class B (adjusted)	16.90%	5.20%	7.59%	12.77%
AllianzGI Mid-Cap Fund Class C	21.99%	5.55%	7.39%	12.19%
AllianzGI Mid-Cap Fund Class C (adjusted)	20.99%	5.55%	7.39%	12.19%
AllianzGI Mid-Cap Fund Class D	22.46%	6.37%	8.22%	13.19%
AllianzGI Mid-Cap Fund Class R	22.46%	6.18%	7.98%	12.78%
AllianzGI Mid-Cap Fund Class P	23.02%	6.63%	8.51%	13.42%
AllianzGI Mid-Cap Fund Institutional Class	23.38%	6.77%	8.63%	13.54%
AllianzGI Mid-Cap Fund Administrative Class	23.21%	6.52%	8.38%	13.25%
Russell Midcap Index	25.41%	8.28%	10.65%	13.26%
Russell Midcap Growth Index	22.88%	7.61%	9.94%	12.21%
Lipper Mid-Cap Growth Funds Average	19.26%	6.27%	8.80%	11.08%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

12	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2013 )

Health Care Equipment & Supplies	6.2%
Electrical Equipment	5.1%
Chemicals	4.7%
Media	4.6%
Specialty Retail	4.2%
Oil, Gas & Consumable Fuels	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Hotels, Restaurants & Leisure	3.8%
Other	62.7%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,172.20	$1,167.30	$1,168.00	$1,169.10	$1,172.20	$1,169.50	$1,172.90	$1,173.10
Expenses Paid During Period	$6.09	$10.10	$10.11	$6.08	$7.43	$4.73	$4.20	$5.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,019.19	$1,015.47	$1,015.47	$1,019.19	$1,017.95	$1,020.43	$1,020.93	$1,019.69
Expenses Paid During Period	$5.66	$9.39	$9.39	$5.66	$6.90	$4.41	$3.91	$5.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88 % for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	13

Unaudited

AllianzGI NFJ All-Cap Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 19.42%, underperforming the Russell 3000 Value Index (the “benchmark index”) which returned 25.28%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Developments out of Washington seemed to drive much of the equity market performance, given the US Presidential election year and a politically divided Congress. Better-than-expected data from the US labor market, positive housing market data and the Federal Reserve’s (the “Fed”) commitment to monetary easing propelled the S&P 500 Index to a new record high in early May. Leading up to and following Fed Chairman Ben Bernanke’s testimony before Congress on May 22, 2013, markets began to reflect heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of monetary stimulus). June ended a seven-month streak of positive returns for the S&P 500. Companies in the S&P 500 sustained a pattern of dividend growth, with aggregate dividend payments equating to $319.8 billion over the trailing 12 months, marking a ten-year high. Additionally, the number of corporations that paid a dividend in the past 12 months achieved a new fourteen-year high of 409, or 81.8% of the S&P 500 Index. Dividend payers experienced a protracted period of underperformance which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities. Within the benchmark index, dividend payers lagged non-dividend payers by over 12 percentage points. The highest dividend yielders tended to lag the most.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Consumer Discretionary) by over 31 percentage points. All sectors generated a positive return for the period. The Materials, Utilities, and Telecommunication Services sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Information Technology sectors generated the strongest results.

Stock selection drove the Fund’s relative underperformance

The Fund’s relative underperformance versus the benchmark index was due to stock selection, with sector allocation detracting but to a lesser extent.

In terms of stock selection, the Fund’s holdings in the Utilities, Materials, and Consumer Staples sectors were the largest contributors to performance during the reporting period. This was more than offset by the Fund’s holdings in the Information Technology, Financials, and Consumer Discretionary sectors.

From a sector allocation perspective, underweights in the Utilities and Energy sectors contributed to the Fund’s relative returns during the reporting period. Being overweight the Materials sector, and underweight the Consumer Discretionary sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Information Technology, and Health Care sectors, whereas the largest relative underweights were in the Financials, Consumer Discretionary, and Utilities sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	19.42%	5.30%	6.56%	8.24%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	12.85%	4.12%	5.96%	7.68%
AllianzGI NFJ All-Cap Value Fund Class B	18.65%	4.56%	5.93%	7.65%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	13.65%	4.22%	5.93%	7.65%
AllianzGI NFJ All-Cap Value Fund Class C	18.54%	4.49%	5.75%	7.42%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	17.54%	4.49%	5.75%	7.42%
AllianzGI NFJ All-Cap Value Fund Class D	19.37%	5.31%	6.56%	8.24%
AllianzGI NFJ All-Cap Value Fund Class P	19.74%	5.61%	6.88%	8.56%
AllianzGI NFJ All-Cap Value Fund Institutional Class	19.85%	5.70%	6.98%	8.66%
AllianzGI NFJ All-Cap Value Fund Administrative Class	19.50%	5.44%	6.71%	8.40%
Russell 3000 Value Index	25.28%	6.83%	7.90%	8.67%
Lipper Multi-Cap Value Funds Average	24.96%	6.88%	7.44%	7.73%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

14	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ All-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Oil, Gas & Consumable Fuels	11.1%
Commercial Banks	10.4%
Pharmaceuticals	7.2%
Real Estate Investment Trust	4.4%
Insurance	3.9%
Diversified Financial Services	3.8%
Software	3.8%
Metals & Mining	3.7%
Other	49.6%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,144.30	$1,140.80	$1,141.20	$1,144.10	$1,146.00	$1,147.50	$1,144.90
Expenses Paid During Period	$6.96	$10.93	$10.93	$6.96	$5.64	$5.11	$6.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.30	$1,014.58	$1,014.58	$1,018.30	$1,019.54	$1,020.03	$1,018.79
Expenses Paid During Period	$6.56	$10.29	$10.29	$6.56	$5.31	$4.81	$6.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	15

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 21.88%, underperforming the Russell 1000 Value Index (the “benchmark index”) which returned 25.32% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Developments out of Washington seemed to drive much of the equity market performance, given the US Presidential election year and a politically divided Congress. Better-than-expected data from the US labor market, positive housing market data and the Federal Reserve’s (the “Fed”) commitment to monetary easing propelled the S&P 500 Index to a new record high in early May. Leading up to and following Fed Chairman Ben Bernanke’s testimony before Congress on May 22, 2013, markets began to reflect heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of monetary stimulus). June ended a seven-month streak of positive returns for the S&P 500.

Companies in the S&P 500 sustained a pattern of dividend growth, with aggregate dividend payments equating to $319.8 billion over the trailing 12 months, marking a ten-year high. Additionally, the number of corporations that paid a dividend in the past 12 months achieved a new fourteen-year high of 409, or 81.8% of the S&P 500 Index. Dividend payers experienced a protracted period of underperformance which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities. Within the benchmark index, dividend payers lagged non-dividend payers by over 15 percentage points. The highest dividend yielders tended to lag the most.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Consumer Discretionary) by over 33 percentage points. All sectors generated a positive return for the period. The Materials, Utilities, and Telecommunication Services sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Information Technology sectors generated the strongest results.

Stock selection drove the Fund’s relative underperformance

The Fund’s relative underperformance versus the benchmark index was due to stock selection, as well as a small cash allocation, which was a slight drag in an upward-rising equity market. Sector allocation detracted to a small extent as well.

In terms of stock selection, the Fund’s holdings in the Energy, Consumer Discretionary, and Financials sectors were the largest contributors to performance during the reporting period. This was more than offset by the Fund’s holdings in the Information Technology, Consumer Staples, and Materials sectors.

From a sector allocation perspective, an underweight in the Utilities sector, combined with an overweight in the Information Technology sector, contributed to the Fund’s relative returns during the reporting period. Being overweight the Materials sector and underweight the Financials sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Materials, and Energy sectors, whereas the largest relative underweights were in the Financials, Utilities, and Industrials sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	21.88%	3.80%	7.63%	7.65%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	15.18%	2.63%	7.03%	7.19%
AllianzGI NFJ Dividend Value Fund Class B	21.00%	3.03%	7.06%	7.23%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	16.00%	2.68%	7.06%	7.23%
AllianzGI NFJ Dividend Value Fund Class C	20.94%	3.03%	6.83%	6.85%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	19.94%	3.03%	6.83%	6.85%
AllianzGI NFJ Dividend Value Fund Class D	21.90%	3.80%	7.63%	7.65%
AllianzGI NFJ Dividend Value Fund Class R	21.56%	3.54%	7.37%	7.39%
AllianzGI NFJ Dividend Value Fund Class P	22.11%	4.07%	7.95%	7.99%
AllianzGI NFJ Dividend Value Fund Institutional Class	22.25%	4.18%	8.06%	8.10%
AllianzGI NFJ Dividend Value Fund Administrative Class	21.96%	3.91%	7.78%	7.83%
Russell 1000 Value Index	25.32%	6.67%	7.77%	5.59%
Lipper Equity Income Funds Average	19.17%	6.69%	7.84%	5.53%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

16	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Oil, Gas & Consumable Fuels	15.0%
Pharmaceuticals	9.7%
Commercial Banks	8.2%
Insurance	5.8%
Aerospace & Defense	4.1%
Software	4.1%
Semiconductors & Semiconductor Equipment	4.1%
Communications Equipment	3.9%
Other	41.8%
Cash & Equivalents — Net	3.3%

Industr

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,131.70	$1,128.20	$1,127.90	$1,131.70	$1,130.50	$1,133.30	$1,133.90	$1,132.40
Expenses Paid During Period	$5.55	$9.50	$9.50	$5.55	$6.87	$4.23	$3.70	$5.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,019.59	$1,015.87	$1,015.87	$1,019.59	$1,018.35	$1,020.83	$1,021.32	$1,020.08
Expenses Paid During Period	$5.26	$9.00	$9.00	$5.26	$6.51	$4.01	$3.51	$4.76

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.80% for Class P, 0.70% for Institutional Class and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	17

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 23.21%, underperforming the Russell Top 200 Value Index (the “benchmark index”) which returned 24.29% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Developments out of Washington seemed to drive much of the equity market performance, given the US Presidential election year and a politically divided Congress. Better-than-expected data from the US labor market, positive housing market data and the Federal Reserve’s (the “Fed”) commitment to monetary easing propelled the S&P 500 Index to a new record high in early May. Leading up to and following Fed Chairman Ben Bernanke’s testimony before Congress on May 22, 2013, markets began to reflect heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of monetary stimulus). June ended a seven-month streak of positive returns for the S&P 500. Companies in the S&P 500 sustained a pattern of dividend growth, with aggregate dividend payments equating to $319.8 billion over the trailing 12 months, marking a ten-year high. Additionally, the number of corporations that paid a dividend in the past 12 months achieved a new fourteen-year high of 409, or 81.8% of the S&P 500 Index. Dividend payers experienced a protracted period of underperformance which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities. Within the benchmark index, dividend payers lagged non-dividend payers by over 16 percentage points. The highest dividend yielders tended to lag the most.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Consumer Discretionary) by over 39 percentage points. All sectors generated a positive return for the period. The Materials, Utilities, and Telecommunication Services sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Information Technology sectors generated the strongest results.

Small cash position hurt returns, while stock selection was strong

The Fund’s relative underperformance versus the benchmark index was attributable to a small cash allocation, which was a drag in the rising equity market. Stock selection contributed positively, but was somewhat offset by negative effects from sector positioning.

In terms of stock selection, the Fund’s holdings in the Materials, Energy, and Utilities sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Financials and Information Technology sectors.

From a sector allocation perspective, underweights in the Utilities and Telecommunication services sectors contributed to the Fund’s relative returns during the reporting period. Being overweight the Materials sector and underweight the Financials sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Materials, and Consumer Staples sectors, whereas the largest relative underweights were in the Financials, Energy, and Utilities sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	23.21%	3.29%	6.66%	6.61%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	16.44%	2.12%	6.06%	6.15%
AllianzGI NFJ Large-Cap Value Fund Class B	22.32%	2.52%	6.02%	6.12%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	17.32%	2.15%	6.02%	6.12%
AllianzGI NFJ Large-Cap Value Fund Class C	22.35%	2.51%	5.86%	5.82%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	21.35%	2.51%	5.86%	5.82%
AllianzGI NFJ Large-Cap Value Fund Class D	23.15%	3.28%	6.66%	6.60%
AllianzGI NFJ Large-Cap Value Fund Class R	22.86%	3.03%	6.41%	6.38%
AllianzGI NFJ Large-Cap Value Fund Class P	23.51%	3.60%	6.99%	6.96%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	23.58%	3.67%	7.08%	7.06%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	23.28%	3.40%	6.80%	6.78%
Russell Top 200 Value Index	24.29%	5.75%	6.47%	3.80%
Lipper Large-Cap Value Funds Average	24.12%	5.73%	6.92%	5.13%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

18	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors ( as of June 30,  2013)

Oil, Gas & Consumable Fuels	13.7%
Pharmaceuticals	9.8%
Diversified Financial Services	7.0%
Insurance	6.2%
Commercial Banks	5.3%
Food & Staples Retailing	4.0%
Communications Equipment	3.2%
Aerospace & Defense	3.1%
Other	46.6%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,158.90	$1,154.60	$1,154.50	$1,158.00	$1,156.90	$1,160.00	$1,160.20	$1,159.00
Expenses Paid During Period	$5.94	$9.94	$9.94	$5.94	$7.27	$4.61	$4.07	$5.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class B, 1.86 % for Class C, 1.11% for Class D, 1.36 % for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	19

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Paul Magnuson, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 22.94%, underperforming the Russell Midcap Value Index (the “benchmark index”) which returned 27.65% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Developments out of Washington seemed to drive much of the equity market performance, given the US Presidential election year and a politically divided Congress. Better-than-expected data from the US labor market, positive housing market data and the Federal Reserve’s (the “Fed”) commitment to monetary easing propelled the S&P 500 Index to a new record high in early May. Leading up to and following Fed Chairman Ben Bernanke’s testimony before Congress on May 22, 2013, markets began to reflect heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of monetary stimulus). June ended a seven-month streak of positive returns for the

S&P 500. Companies in the S&P 500 sustained a pattern of dividend growth, with aggregate dividend payments equating to $319.8 billion over the trailing 12 months, marking a ten-year high. Additionally, the number of corporations that paid a dividend in the past 12 months achieved a new fourteen-year high of 409, or 81.8% of the S&P 500 Index. Dividend payers experienced a protracted period of underperformance which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities. Within the benchmark index, dividend payers lagged non-dividend payers by over 14 percentage points.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Telecommunication Services) by over 53 percentage points. All sectors generated a positive return for the period. The Materials, Utilities, and Energy sectors were the worst performing sectors. In contrast, the Telecommunication Services, Consumer Discretionary, and Industrials sectors generated the strongest results.

Stock selection drove the Fund’s underperformance

The Fund’s underperformance was

attributable to stock selection primarily, whereas sector weightings were favorable. A small cash position also dragged on relative returns in the upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the Energy, Financials, and Telecommuni-cation Services sectors were the largest contributors to performance during the reporting period. This was more than offset by the Fund’s holdings in the Materials, Consumer Discretionary, and Industrials sectors.

From a sector allocation perspective, underweights in the Utilities and Financials sectors, combined with overweights in the Consumer Staples and Health Care sectors, contributed to the Fund’s relative returns during the reporting period. Being overweight the Materials sector and underweight the Telecommunication Services sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Consumer Staples, Materials, and Health Care sectors, whereas the largest relative underweights were in the Financials, Utilities, and Information Technology sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	22.94%	6.62%	8.05%	11.18%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	16.18%	5.42%	7.44%	10.93%
AllianzGI NFJ Mid-Cap Value Fund Class B	22.05%	5.82%	7.48%	10.95%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	17.05%	5.50%	7.48%	10.95%
AllianzGI NFJ Mid-Cap Value Fund Class C	22.02%	5.82%	7.24%	10.34%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	21.02%	5.82%	7.24%	10.34%
AllianzGI NFJ Mid-Cap Value Fund Class D	22.98%	6.63%	8.05%	11.18%
AllianzGI NFJ Mid-Cap Value Fund Class R	22.59%	6.36%	7.77%	10.82%
AllianzGI NFJ Mid-Cap Value Fund Class P	23.28%	6.92%	8.36%	11.47%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	23.39%	7.02%	8.46%	11.58%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	23.07%	6.74%	8.18%	11.33%
Russell Midcap Value Index	27.65%	8.87%	10.92%	11.96%
Lipper Multi-Cap Core Funds Average	21.87%	5.79%	7.39%	9.37%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

20	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors ( as of June 30, 2013 )

Commercial Banks	8.1%
Insurance	6.8%
Oil, Gas & Consumable Fuels	6.5%
Capital Markets	6.2%
Health Care Providers & Services	5.1%
Food Products	4.3%
Metals & Mining	4.3%
Chemicals	4.2%
Other	51.5%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,118.30	$1,250.00	$1,114.00	$1,118.50	$1,117.00	$1,120.30	$1,120.40	$1,118.90
Expenses Paid During Period	$6.62	$10.54	$10.54	$6.62	$7.93	$5.31	$4.78	$6.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.55	$1,014.83	$1,014.83	$1,018.55	$1,017.31	$1,019.79	$1,020.28	$1,019.04
Expenses Paid During Period	$6.31	$10.04	$10.04	$6.31	$7.55	$5.06	$4.56	$5.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	21

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Paul Magnuson, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 22.10%, underperforming the Russell 2000 Value Index (the “benchmark index”) which returned 24.76% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Developments out of Washington seemed to drive much of the equity market performance, given the US Presidential election year and a politically divided Congress. Better-than-expected data from the US labor market, positive housing market data and the Federal Reserve’s (the “Fed”) commitment to monetary easing propelled the S&P 500 Index to a new record high in early May. Leading up to and following Fed Chairman Ben Bernanke’s testimony before Congress on May 22, 2013, markets began to reflect heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of monetary stimulus). June ended a seven-month streak of positive returns for the S&P 500. Companies in the S&P 500 sustained a pattern of dividend growth, with aggregate dividend payments equating to $319.8 billion over the trailing 12 months, marking a ten-year high. Additionally, the number of corporations that paid a dividend in the past 12 months achieved a new fourteen-year high of 409, or 81.8% of the S&P 500 Index. Dividend payers experienced a protracted period of underperformance which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities. Within the benchmark index, dividend payers lagged non-dividend payers by over 5 percentage points.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Telecommunication Services) lagged the strongest sector (Consumer Discretionary) by over 33 percentage points. All sectors generated a positive return for the period. The Telecommunication services, Utilities, and Energy sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Industrials, and Consumer Staples sectors generated the strongest results.

Sector allocation and stock selection contributed positively

Although the Fund underperformed, both sector

allocation and stock selection contributed positively. A small cash position dragged on relative returns in the upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the Energy, Health Care, and Financials sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Materials, Information Technology, and Consumer Discretionary sectors.

From a sector allocation perspective, an underweight in the Financials sector, combined with an overweight in the Industrials sector, contributed to the Fund’s relative returns during the reporting period. Being overweight the Energy sector and underweight the Consumer Discretionary sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Energy, and Industrials sectors, whereas the largest relative underweights were in the Financials, Information Technology, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	22.10%	8.12%	11.30%	11.94%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	15.38%	6.90%	10.67%	11.65%
AllianzGI NFJ Small-Cap Value Fund Class B	21.20%	7.30%	10.72%	11.67%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	16.20%	7.00%	10.72%	11.67%
AllianzGI NFJ Small-Cap Value Fund Class C	21.25%	7.31%	10.47%	11.11%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	20.25%	7.31%	10.47%	11.11%
AllianzGI NFJ Small-Cap Value Fund Class D	22.14%	8.11%	11.30%	11.95%
AllianzGI NFJ Small-Cap Value Fund Class R	21.82%	7.85%	11.01%	11.61%
AllianzGI NFJ Small-Cap Value Fund Class P	22.43%	8.40%	11.61%	12.28%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	22.63%	8.55%	11.75%	12.40%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	22.30%	8.28%	11.37%	12.06%
Russell 2000 Value Index	24.76%	8.59%	9.30%	11.47%
Lipper Small-Cap Value Funds Average	25.95%	9.43%	9.99%	11.28%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.22% for Class D shares, 1.47% for Class R shares, 0.97% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class B shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.94% for Class P shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

22	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors ( as of June 30, 2013)

Commercial Banks	8.6%
Oil, Gas & Consumable Fuels	8.0%
Machinery	7.4%
Chemicals	6.8%
Real Estate Investment Trust	4.8%
Aerospace & Defense	4.4%
Energy Equipment & Services	3.9%
Health Care Equipment & Supplies	3.6%
Other	48.5%
Cash & Equivalents — Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,124.20	$1,120.00	$1,120.10	$1,124.20	$1,123.00	$1,125.70	$1,126.60	$1,124.70
Expenses Paid During Period	$6.21	$10.14	$10.14	$6.21	$7.53	$4.90	$4.11	$5.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.94	$1,015.22	$1,015.22	$1,018.94	$1,017.70	$1,020.18	$1,020.93	$1,019.69
Expenses Paid During Period	$5.91	$9.64	$9.64	$5.91	$7.15	$4.66	$3.91	$5.16

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.18% for Class D, 1.43% for Class R, 0.93% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	23

Unaudited

AllianzGI Opportunity Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Opportunity Fund (the “Fund”) returned 10.05%, compared to its linked benchmark performance from the Russell 2000 Growth Index to the Russell 2000 Index (the “benchmark index”), which returned 22.31%.* The Fund’s portfolio management team was changed and a new investment strategy was implemented on April 8, 2013 in an effort to improve performance.

Market Environment

During the reporting period, US equities were the beneficiaries of improving investor sentiment. Initially, investors were focused on political ramifications, including the Presidential election and whether US Congress could stave off expiring tax cuts and automatic spending cuts which have been referred to as the “fiscal cliff.” Markets eventually rewarded clarity surrounding the Obama victory, and the fiscal cliff was ultimately avoided by US lawmakers with the combination of higher taxes for the top earners and delaying automatic spending cuts. This increase in sentiment continued into the first half of 2013, whereby investors cheered the prospects for continued low interest rates. The interest rate picture changed in May and June, as investors digested the potential for the US Federal Reserve to begin “tapering” its quantitative easing program in the coming quarters, resulting in a rapid rise in yields. During the annual reporting period, small cap equities performed well due in part to overall improvement in the housing market, a decline in the unemployment rate and relative strength of the US dollar.

Sector performance for the benchmark index was decidedly positive, with all 10 sectors providing positive absolute returns. Consumer Discretionary, Industrials and Telecommunication Services stocks were among the best performers, while the Utilities sector managed only a small gain during the annual period.

Relative performance driven stock selection

During the reporting period, both the portfolio management team and benchmark index changed. From July 1, 2012 to April 7, 2013, the Fund was managed with focus on “growth” companies with market capitalizations of less than $2 billion (i.e., companies that the portfolio managers believed to have above-average growth prospects relative to companies in the same industry or market as a whole). From April 8, 2013 through June 30, 2013, the Fund’s mandate was changed to focus on stocks with positive change, sustainability and timeliness characteristics and a greater focus on relative risk compared to the Russell 2000 Index.

During the reporting period, which covers roughly 9 months under the Fund’s prior management team and just under 3 months from the beginning of the transition to the new team and investment strategy, the Fund underperformed the benchmark index as a result of stock selection. Specifically, bottom-up stock selection in Health Care, Industrials, Information Technology and Materials sectors lagged the benchmark index. Conversely, Consumer Discretionary and Consumer Staples stocks outperformed the benchmark index on a relative basis.

The largest individual active detractor to performance for the Fund during the annual reporting period, which includes both portfolio management teams and benchmarks, was oil and gas company Quicksilver Resources, which underperformed due to the company’s inability to monetize certain assets and partnerships that could have provided liquidity to exploit higher-margin emerging oil projects. In addition, biopharmaceutical company Amarin Corp underperformed due to lower than expected demand for the company’s medicines used to treat cardiovascular disease. Meanwhile, shares of television broadcaster Nexstar Broadcasting Group, which was a new stock initiated post portfolio manager transition, rallied as a result of the potential for additional synergetic acquisitions, as well as strong growth from advertising.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Opportunity Fund Class A	10.05%	3.92%	7.39%	11.13%
AllianzGI Opportunity Fund Class A (adjusted)	3.99%	2.75%	6.78%	10.91%
AllianzGI Opportunity Fund Class B	9.20%	3.15%	6.82%	10.93%
AllianzGI Opportunity Fund Class B (adjusted)	4.20%	2.79%	6.82%	10.93%
AllianzGI Opportunity Fund Class C	9.21%	3.14%	6.58%	10.31%
AllianzGI Opportunity Fund Class C (adjusted)	8.21%	3.14%	6.58%	10.31%
AllianzGI Opportunity Fund Class D	10.09%	3.94%	7.40%	11.16%
AllianzGI Opportunity Fund Class R	9.83%	3.68%	7.15%	10.87%
AllianzGI Opportunity Fund Class P	10.33%	4.20%	7.69%	11.42%
AllianzGI Opportunity Fund Institutional Class	10.44%	4.30%	7.79%	11.53%
AllianzGI Opportunity Fund Administrative Class	10.13%	4.03%	7.53%	11.28%
Russell 2000 Index	24.21%	8.77%	9.53%	9.66%
Russell 2000 Growth Index	23.67%	8.89%	9.62%	7.63%
Lipper Small-Cap Growth Funds Average	22.03%	8.31%	9.07%	10.16%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

* Russell linked benchmark performance is a blend of Russell 2000 Growth performance from 2/24/84 to 4/7/13 and Russell 2000 Index performance from 4/8/13 through 6/30/13. The Russell 2000 Index replaced Russell 2000 Growth Index as the Fund’s benchmark on 4/8/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

24	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Opportunity Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2013)

Insurance	8.9%
Specialty Retail	8.2%
Hotels, Restaurants & Leisure	7.2%
Health Care Providers & Services	6.9%
IT Services	4.2%
Machinery	3.8%
Media	3.7%
Software	3.7%
Other	53.5%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,092.40	$1,088.40	$1,088.40	$1,092.60	$1,091.00	$1,093.70	$1,094.50	$1,092.70
Expenses Paid During Period	$6.64	$10.51	$10.51	$6.64	$7.93	$5.35	$4.83	$6.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.45	$1,014.73	$1,014.73	$1,018.45	$1,017.21	$1,019.69	$1,020.18	$1,018.94
Expenses Paid During Period	$6.41	$10.14	$10.14	$6.41	$7.65	$5.16	$4.66	$5.91

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 1.28% for Class D, 1.53% for Class R, 1.03% for Class P, 0.93% for Institutional Class and 1.18% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	25

Unaudited

AllianzGI U.S. Managed Volatility Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned 13.02%, underperforming the Russell 1000 Index (the “benchmark index”) which returned 21.24%. The Fund performance relative to the benchmark index was due in part to timing of results. Year-to-date through June 30, 2013, the Fund returned 13.96% compared to 13.91% for the Russell 1000 Index.

Market Environment

During the reporting period, US equities were the beneficiaries of improving investor sentiment. Initially, investors were focused on political ramifications, including the Presidential election and whether US Congress could stave off expiring tax cuts and automatic spending cuts which have been referred to as the “fiscal cliff.” Markets eventually rewarded clarity surrounding the Obama victory, and the fiscal cliff was ultimately avoided by US lawmakers with the combination of higher taxes for the top earners and delaying automatic spending cuts. This increase in sentiment continued into the first half of 2013, whereby investors cheered the prospects for continued low interest rates. The interest rate picture changed in May and June, as investors digested the potential for the US Federal Reserve to begin “tapering” its quantitative easing program in the coming quarters, resulting in a rapid rise in yields. During the annual reporting period, the benchmark index posted positive returns in 11 of the 12 months, due in part to overall improvement in the housing market, a decline in the unemployment rate and relative strength of the US dollar.

Sector performance for the benchmark index was decidedly positive, with Consumer Discretionary, Financials and Health Care sectors among the top performers. Information Technology and Utilities stocks posted positive absolute results, but lagged other sectors within the benchmark index on a relative basis.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock allocation

During the reporting period, the Fund posted positive double-digit returns, but trailed the benchmark index on a relative basis. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower expected risk than the benchmark index. The Fund’s lower risk focus resulted in underperformance relative to the benchmark index as a result of the significant market rally, whereby higher risk stocks were among the outperformers. In particular, the Fund lagged the benchmark index in May, resulting in the bulk of the underperformance during the annual period. The Fund’s investment process focuses on higher quality companies, which have demonstrated a consistent return of capital. The rapid increase in yields during May caused a reversal of the carry trade, whereby these dividend payers were unduly punished.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with the more conservative stock selections in Financials and Consumer Discretionary sectors detracting from results. A sizable overweight to lower risk securities within Utilities also impacted results give the relative underperformance in the sector. Meanwhile, a meaningful underweight to higher risk stocks in the Information Technology contributed to results as did selections within the Consumer Staples sector which outperformed the benchmark index during the reporting period.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	13.02%	3.99%	5.97%	6.54%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	6.81%	2.82%	5.37%	5.99%
AllianzGI U.S. Managed Volatility Fund Class B	12.17%	3.21%	5.33%	5.95%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	7.29%	2.88%	5.33%	5.95%
AllianzGI U.S. Managed Volatility Fund Class C	12.15%	3.22%	5.17%	5.74%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	11.17%	3.22%	5.17%	5.74%
AllianzGI U.S. Managed Volatility Fund Class D	12.95%	3.99%	5.95%	6.53%
AllianzGI U.S. Managed Volatility Fund Class P	13.30%	4.27%	6.27%	6.85%
AllianzGI U.S. Managed Volatility Fund Institutional Class	13.36%	4.38%	6.38%	6.96%
AllianzGI U.S. Managed Volatility Fund Administrative Class	13.09%	4.12%	6.11%	6.69%
Russell 1000 Index	21.24%	7.12%	7.67%	8.55%
Lipper Large-Cap Core Funds Average	20.42%	5.84%	6.76%	6.84%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28 and 29 for more information. The Fund’s expense ratios are 0.99% for Class A shares, 1.74% for Class B shares, 1.74% for Class C shares, 0.99% for Class D shares, 0.74% for Class P shares, 0.64% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

26	June 30, 2013 |	Annual Report

Unaudited

AllianzGI U.S. Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Insurance	16.1%
Food Products	11.4%
Health Care Providers & Services	10.8%
Electric Utilities	7.9%
Household Products	5.6%
Speciality Retail	4.9%
Real Estate Investment Trust	4.5%
Multi-Utilities	4.0%
Other	33.3%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,139.60	$1,135.70	$1,135.80	$1,139.80	$1,141.60	$1,141.70	$1,140.50
Expenses Paid During Period	$5.09	$9.06	$9.06	$5.09	$3.77	$3.24	$4.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,020.03	$1,016.31	$1,016.31	$1,020.03	$1,021.27	$1,021.77	$1,020.53
Expenses Paid During Period	$4.81	$8.55	$8.55	$4.81	$3.56	$3.06	$4.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class B, 1.71% for Class C, 0.96% for Class D, 0.71% for Class P, 0.61% for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	27

Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Large-Cap Growth (2/02), and AllianzGI Mid-Cap (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95), AllianzGI Focused Growth (A in 10/90, B in 5/95) and AllianzGI Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Large-Cap Growth (3/99) and AllianzGI Mid-Cap (12/00). The oldest share class for AllianzGl Focused Growth is the C shares, and the D shares were first offered in (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C, AllianzGI Large-Cap Growth/Institutional and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI Opportunity is Class C, and it first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, and Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88), AllianzGI Focused Growth and AllianzGI Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06) and AllianzGI NFJ Small-Cap Value (11/95). The oldest share class for the following Funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parentheses after each Fund name: AllianzGI Large-Cap Growth (2/02) and AllianzGI Mid-Cap (2/02).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, the Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies

28	June 30, 2013 |	Annual Report

and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	| June 30, 2013	29

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index	Description
Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch U.S. High Yield Master II Index	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have credit rating below investment grade but not default.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the U.S. stock market.

30	June 30, 2013 |	Annual Report

Schedule of Investments

June 30, 2013

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.6%
Aerospace & Defense—6.7%
Precision Castparts Corp.	86,960	$19,653,830
United Technologies Corp.	125,200	11,636,088

		31,289,918

Auto Components—2.6%
BorgWarner, Inc. (a)	138,820	11,959,343

Beverages—2.2%
Coca-Cola Co.	253,130	10,153,044

Biotechnology—5.2%
Biogen Idec, Inc. (a)	113,645	24,456,404

Chemicals—3.7%
Monsanto Co.	172,983	17,090,720

Commercial Banks—3.2%
Wells Fargo & Co.	362,215	14,948,613

Communications Equipment—2.0%
QUALCOMM, Inc.	152,320	9,303,706

Computers & Peripherals—3.1%
Apple, Inc.	36,137	14,313,143

Electrical Equipment—3.4%
Eaton Corp. PLC	138,535	9,116,988
Rockwell Automation, Inc.	83,756	6,963,474

		16,080,462

Food & Staples Retailing—1.5%
Walgreen Co.	157,520	6,962,384

Food Products—3.2%
Hershey Co.	88,300	7,883,424
Mead Johnson Nutrition Co.	89,115	7,060,582

		14,944,006

Health Care Providers & Services—1.6%
HCA Holdings, Inc.	201,490	7,265,729

Hotels, Restaurants & Leisure—1.9%
McDonald’s Corp.	87,510	8,663,490

Household Durables—2.7%
Lennar Corp., Class A	349,655	12,601,566

Internet & Catalog Retail—4.5%
Amazon.com, Inc. (a)	58,005	16,107,409
priceline.com, Inc. (a)	6,095	5,041,357

		21,148,766

Internet Software & Services—7.4%
Facebook, Inc., Class A (a)	686,010	17,054,209
Google, Inc., Class A (a)	20,060	17,660,222

		34,714,431

IT Services—6.2%
Accenture PLC, Class A	106,400	7,656,544
Visa, Inc., Class A	115,605	21,126,814

		28,783,358

Media—3.0%
Comcast Corp., Class A	329,415	13,795,900

Multi-line Retail—1.8%
Dollar Tree, Inc. (a)	163,280	8,301,155

Oil, Gas & Consumable Fuels—5.2%
EOG Resources, Inc.	111,565	14,690,879
Range Resources Corp.	125,260	9,685,103

		24,375,982

	Shares	Value
Pharmaceuticals—7.3%
AbbVie, Inc.	278,145	$11,498,514
Allergan, Inc.	90,915	7,658,679
Bristol-Myers Squibb Co.	229,585	10,260,154
Johnson & Johnson	54,445	4,674,648

		34,091,995

Road & Rail—3.5%
Union Pacific Corp.	106,968	16,503,023

Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	295,370	7,153,862
Microchip Technology, Inc.	187,125	6,970,406

		14,124,268

Software—6.7%
Microsoft Corp.	571,140	19,721,464
Salesforce.com, Inc. (a)	308,685	11,785,594

		31,507,058

Specialty Retail—2.5%
Tractor Supply Co.	98,335	11,565,179

Textiles, Apparel & Luxury Goods—2.2%
NIKE, Inc., Class B	164,830	10,496,374

Tobacco—3.3%
Philip Morris International, Inc.	176,530	15,291,029

Total Common Stock (cost—$372,363,690)		464,731,046

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $2,521,002; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $2,574,244 including accrued interest
(cost—$2,521,000)	$2,521	2,521,000

Total Investments (cost—$374,884,690)—100.1%		467,252,046

Liabilities in excess of other assets—(0.1)%		(623,089)

Net Assets—100.0%		$466,628,957

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—33.3%
Aerospace & Defense—1.5%
L-3 Communications Holdings, Inc. (e)	129,200	$11,077,608
Textron, Inc.	345,300	8,995,065

		20,072,673

Auto Components—0.8%
Johnson Controls, Inc. (e)	296,000	10,593,840

Automobiles—0.9%
Ford Motor Co. (e)	744,300	11,514,321

Beverages—2.3%
Coca-Cola Co.	243,000	9,746,730
Molson Coors Brewing Co., Class B (e)	197,200	9,437,992
PepsiCo, Inc.	136,200	11,139,798

		30,324,520

Biotechnology—1.6%
Amgen, Inc.	95,800	9,451,628
Gilead Sciences, Inc. (e)(g)	221,800	11,358,378

		20,810,006

Chemicals—0.8%
Monsanto Co.	104,800	10,354,240

Communications Equipment—1.4%
Harris Corp. (e)	195,000	9,603,750
QUALCOMM, Inc. (e)	155,400	9,491,832

		19,095,582

Computers & Peripherals—1.6%
Apple, Inc.	16,200	6,416,496
EMC Corp. (e)	450,300	10,636,086
NetApp, Inc. (g)	108,919	4,114,960

		21,167,542

Construction & Engineering—0.6%
Fluor Corp.	131,900	7,822,989

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc. (e)	213,900	10,767,726

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	143,100	11,153,214

Energy Equipment & Services—1.4%
Diamond Offshore Drilling, Inc.	75,700	5,207,403
National Oilwell Varco, Inc.	93,000	6,407,700
Schlumberger Ltd.	92,000	6,592,720

		18,207,823

Food & Staples Retailing—0.1%
Costco Wholesale Corp.	9,900	1,094,643

Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	154,900	10,729,923

Health Care Providers & Services—0.8%
McKesson Corp. (e)	96,700	11,072,150

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	112,900	11,177,100
Starbucks Corp.	16,800	1,100,232

		12,277,332

Household Products—0.8%
Procter & Gamble Co. (e)	143,100	11,017,269

Industrial Conglomerates—0.8%
General Electric Co. (e)	475,000	11,015,250

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	31

Schedule of Investments

June 30, 2013

	Shares	Value
Insurance—0.9%
Prudential Financial, Inc. (e)	158,600	$11,582,558

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (e)(g)	40,000	11,107,600

Internet Software & Services—0.9%
Google, Inc., Class A (e)(g)	13,000	11,444,810

IT Services—1.6%
International Business Machines Corp.	52,500	10,033,275
Visa, Inc., Class A (e)	62,900	11,494,975

		21,528,250

Machinery—1.9%
AGCO Corp.	196,500	9,862,335
Deere & Co.	119,200	9,685,000
Joy Global, Inc.	122,000	5,920,660

		25,467,995

Media—1.2%
Comcast Corp., Class A (e)	246,800	10,335,984
Interpublic Group of Cos., Inc.	374,892	5,454,679

		15,790,663

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc.	163,500	4,514,235

Multi-line Retail—0.8%
Target Corp.	160,900	11,079,574

Oil, Gas & Consumable Fuels—1.3%
Occidental Petroleum Corp.	67,500	6,023,025
Peabody Energy Corp.	245,600	3,595,584
Valero Energy Corp. (e)	204,500	7,110,465

		16,729,074

Pharmaceuticals—0.8%
Bristol-Myers Squibb Co.	229,100	10,238,479

Real Estate Investment Trust—0.0%
Boston Properties, Inc.	3,885	409,751

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp. (e)	443,500	10,741,570
Texas Instruments, Inc. (e)	292,600	10,202,962

		20,944,532

Software—1.6%
Microsoft Corp. (e)	341,700	11,798,901
Oracle Corp.	292,800	8,994,816

		20,793,717

Specialty Retail—0.9%
Home Depot, Inc. (e)	154,100	11,938,127

Total Common Stock (cost—$494,456,244)		442,660,408

	Principal Amount (000s)
Corporate Bonds & Notes—31.5%
Advertising—0.2%
Affinion Group, Inc.,
11.50%, 10/15/15	$2,525	1,956,875

Aerospace & Defense—1.0%
AAR Corp.,
7.25%, 1/15/22	4,030	4,342,325

	Principal Amount (000s)	Value
Erickson Air-Crane, Inc. (a)(b),
8.25%, 5/1/20	$3,410	$3,329,012
TransDigm, Inc.,
7.75%, 12/15/18	2,850	3,013,875
Triumph Group, Inc., 8.00%, 11/15/17	2,875	3,040,313

		13,725,525

Apparel & Textiles—0.2%
Quiksilver, Inc., 6.875%, 4/15/15	2,800	2,758,000

Auto Components—1.4%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	1,640	1,672,800
Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,485	3,506,781
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	3,730	3,972,450
Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,845	5,329,500
Titan International, Inc.,
7.875%, 10/1/17	2,975	3,138,625
7.875%, 10/1/17 (a)(b)	900	949,500

		18,569,656

Auto Manufacturers—0.9%
Chrysler Group LLC, 8.25%, 6/15/21	4,020	4,457,175
Jaguar Land Rover Automotive PLC (a)(b), 7.75%, 5/15/18	3,435	3,726,975
Navistar International Corp., 8.25%, 11/1/21	3,433	3,390,087

		11,574,237

Banking—0.3%
Ally Financial, Inc., 8.00%, 3/15/20	2,995	3,492,919

Building Materials—0.3%
Louisiana-Pacific Corp., 7.50%, 6/1/20	3,520	3,854,400

Chemicals—0.2%
Omnova Solutions, Inc., 7.875%, 11/1/18	2,520	2,633,400

Coal—0.3%
Arch Coal, Inc. (a)(b), 9.875%, 6/15/19	3,930	3,753,150

Commercial Services—3.8%
Avis Budget Car Rental LLC, 9.75%, 3/15/20	610	704,550
Cardtronics, Inc., 8.25%, 9/1/18	3,600	3,834,000
Cenveo Corp., 11.50%, 5/15/17	4,205	3,626,813
Deluxe Corp., 7.00%, 3/15/19	2,465	2,612,900
Envision Healthcare Corp., 8.125%, 6/1/19	3,829	4,087,457
ExamWorks Group, Inc., 9.00%, 7/15/19	4,325	4,681,812
H&E Equipment Services, Inc., 7.00%, 9/1/22	4,190	4,389,025
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	2,671	2,654,306
9.75%, 8/1/18 (a)(b)	3,190	3,333,550

	Principal Amount (000s)	Value
Hertz Corp., 6.75%, 4/15/19	$2,595	$2,757,188
Interactive Data Corp., 10.25%, 8/1/18	5,660	6,296,750
Monitronics International, Inc., 9.125%, 4/1/20	3,710	3,858,400
United Rentals North America, Inc.,
8.25%, 2/1/21	3,000	3,300,000
8.375%, 9/15/20	3,725	4,050,938

		50,187,689

Computers—0.6%
j2 Global, Inc., 8.00%, 8/1/20	4,410	4,630,500
Unisys Corp., 6.25%, 8/15/17	2,505	2,667,825

		7,298,325

Distribution/Wholesale—0.3%
HD Supply, Inc., 10.50%, 1/15/21	3,975	4,129,031

Diversified Financial Services—2.5%
Aircastle Ltd., 9.75%, 8/1/18	3,300	3,630,000
Community Choice Financial, Inc., 10.75%, 5/1/19	4,035	3,883,688
International Lease Finance Corp.,
8.25%, 12/15/20	3,505	3,947,506
8.75%, 3/15/17	3,535	3,954,781
National Money Mart Co., 10.375%, 12/15/16	3,000	3,195,000
Nationstar Mortgage LLC,
7.875%, 10/1/20	2,605	2,774,325
9.625%, 5/1/19	2,760	3,105,000
SLM Corp., 8.45%, 6/15/18	3,520	3,924,800
Springleaf Finance Corp., 6.90%, 12/15/17	5,010	4,941,112

		33,356,212

Electric Utilities—0.1%
Texas Competitive Electric Holdings Co. LLC,
11.50%, 10/1/20 (a)(b)	1,525	1,147,563
15.00%, 4/1/21	2,750	735,625

		1,883,188

Electrical Equipment—0.3%
WireCo WorldGroup, Inc., 9.50%, 5/15/17	3,565	3,707,600

Electronics—0.5%
Kemet Corp., 10.50%, 5/1/18	2,790	2,859,750
Viasystems, Inc. (a)(b), 7.875%, 5/1/19	4,155	4,404,300

		7,264,050

Engineering & Construction—0.2%
Dycom Investments, Inc., 7.125%, 1/15/21	2,405	2,561,325

Healthcare-Products—0.3%
Kinetic Concepts, Inc., 10.50%, 11/1/18	3,905	4,217,400

32	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Healthcare-Services—0.4%
Community Health Systems, Inc.,
7.125%, 7/15/20	$1,750	$1,806,875
8.00%, 11/15/19	3,250	3,473,438

		5,280,313

Home Builders—1.3%
Beazer Homes USA, Inc.,
7.25%, 2/1/23 (a)(b)	2,810	2,852,150
9.125%, 5/15/19	2,255	2,373,387
Brookfield Residential Properties, Inc. (a)(b), 6.50%, 12/15/20	2,680	2,713,500
KB Home, 8.00%, 3/15/20	3,695	4,119,925
Standard Pacific Corp., 8.375%, 5/15/18	4,275	4,894,875
William Lyon Homes, Inc. (a)(b), 8.50%, 11/15/20	785	857,613

		17,811,450

Household Products/Wares—0.4%
Jarden Corp., 7.50%, 5/1/17	1,550	1,716,625
Reynolds Group Issuer, Inc., 9.875%, 8/15/19	3,585	3,853,875

		5,570,500

Internet—0.5%
Mood Media Corp. (a)(b), 9.25%, 10/15/20	3,390	3,118,800
Zayo Group LLC, 8.125%, 1/1/20	3,250	3,542,500

		6,661,300

Iron/Steel—0.4%
AK Steel Corp., 8.375%, 4/1/22	1,405	1,215,325
ArcelorMittal, 10.35%, 6/1/19	3,885	4,613,438

		5,828,763

Lodging—0.8%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	1,695	1,769,156
12.75%, 4/15/18	3,110	2,130,350
MGM Resorts International, 11.375%, 3/1/18	3,500	4,410,000
Wynn Las Vegas LLC, 7.75%, 8/15/20	1,750	1,951,950

		10,261,456

Media—1.8%
Cablevision Systems Corp., 8.625%, 9/15/17	4,020	4,582,800
Cambium Learning Group, Inc., 9.75%, 2/15/17	1,205	1,072,450
Clear Channel Worldwide Holdings, Inc. (a)(b), 6.50%, 11/15/22	2,610	2,701,350
McClatchy Co. (a)(b), 9.00%, 12/15/22	3,020	3,186,100
McGraw-Hill Global Education Holdings LLC (a)(b), 9.75%, 4/1/21	3,935	4,043,212
Media General, Inc., 11.75%, 2/15/17	3,395	3,768,450
Nexstar Broadcasting, Inc. (a)(b), 6.875%, 11/15/20	3,220	3,332,700

	Principal Amount (000s)	Value
Sinclair Television Group, Inc. (a)(b), 9.25%, 11/1/17	$1,260	$1,338,750

		24,025,812

Mining—0.2%
Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	2,595	2,153,850

Miscellaneous Manufacturing—0.3%
Park-Ohio Industries, Inc., 8.125%, 4/1/21	3,795	4,136,550

Oil & Gas—4.6%
BreitBurn Energy Partners L.P., 8.625%, 10/15/20	3,025	3,221,625
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	4,290	4,611,750
Chesapeake Energy Corp., 6.625%, 8/15/20	3,625	3,915,000
Concho Resources, Inc., 7.00%, 1/15/21	3,170	3,423,600
CVR Refining LLC (a)(b), 6.50%, 11/1/22	4,005	3,944,925
Endeavour International Corp., 12.00%, 3/1/18	3,535	3,411,275
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	3,290	3,627,225
EP Energy LLC, 9.375%, 5/1/20	4,185	4,749,975
EV Energy Partners L.P., 8.00%, 4/15/19	1,426	1,447,390
Hercules Offshore, Inc. (a)(b)(c), 8.75%, 7/15/21	6,590	6,721,800
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,265	2,389,575
9.50%, 2/15/19	4,000	4,420,000
Northern Oil and Gas, Inc., 8.00%, 6/1/20	3,360	3,410,400
PBF Holding Co. LLC, 8.25%, 2/15/20	2,945	3,099,612
Pioneer Energy Services Corp., 9.875%, 3/15/18	1,250	1,346,875
United Refining Co., 10.50%, 2/28/18	3,150	3,488,625
Vanguard Natural Resources LLC, 7.875%, 4/1/20	3,530	3,635,900

		60,865,552

Pharmaceuticals—0.2%
Endo Health Solutions, Inc., 7.00%, 12/15/20	3,000	3,026,250

Real Estate Investment Trust—0.3%
iStar Financial, Inc., 7.125%, 2/15/18	3,805	3,966,713

Retail—2.0%
Bon-Ton Department Stores, Inc. (a)(b), 8.00%, 6/15/21	1,435	1,465,494
Brown Shoe Co., Inc., 7.125%, 5/15/19	3,612	3,792,600
Claire’s Stores, Inc. (a)(b), 9.00%, 3/15/19	1,930	2,132,650
DineEquity, Inc., 9.50%, 10/30/18	4,000	4,460,000
Fifth & Pacific Cos., Inc., 10.50%, 4/15/19	4,000	4,390,000
Rite Aid Corp., 9.50%, 6/15/17	2,440	2,535,282
Sonic Automotive, Inc., 7.00%, 7/15/22	3,340	3,657,300

	Principal Amount (000s)	Value
Toys R Us, Inc., 10.375%, 8/15/17	$4,120	$4,140,600

		26,573,926

Semiconductors—0.6%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	3,860	4,004,750
Freescale Semiconductor, Inc. (a)(b), 10.125%, 3/15/18	1,027	1,116,863
NXP BV (a)(b), 9.75%, 8/1/18	2,830	3,180,212

		8,301,825

Software—0.5%
First Data Corp.,
10.625%, 6/15/21 (a)(b)	5,000	4,962,500
12.625%, 1/15/21	1,635	1,737,187

		6,699,687

Telecommunications—3.4%
Cincinnati Bell, Inc., 8.75%, 3/15/18	4,060	4,085,375
Clearwire Communications LLC (a)(b), 12.00%, 12/1/15	3,500	3,727,500
Consolidated Communications Finance Co., 10.875%, 6/1/20	3,105	3,524,175
Cricket Communications, Inc., 7.75%, 10/15/20	4,980	4,805,700
EarthLink, Inc.,
7.375%, 6/1/20 (a)(b)	3,620	3,493,300
8.875%, 5/15/19	4,500	4,398,750
Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,440	3,672,200
Intelsat Jackson Holdings S.A., 7.25%, 4/1/19	4,005	4,210,256
MetroPCS Wireless, Inc., 6.625%, 11/15/20	3,205	3,337,206
NII Capital Corp., 8.875%, 12/15/19	3,430	2,932,650
NII International Telecom SCA (a)(b), 7.875%, 8/15/19	1,115	1,062,038
Sprint Nextel Corp.,
6.00%, 11/15/22	1,425	1,403,625
11.50%, 11/15/21	1,360	1,815,600
West Corp.,
7.875%, 1/15/19	1,405	1,466,469
8.625%, 10/1/18	1,000	1,073,750

		45,008,594

Transportation—0.4%
Quality Distribution LLC, 9.875%, 11/1/18	1,500	1,638,750
Swift Services Holdings, Inc., 10.00%, 11/15/18	3,655	4,057,050

		5,695,800

Total Corporate Bonds & Notes (cost—$420,031,036)		418,791,323

Convertible Bonds—27.0%
Aerospace & Defense—0.3%
Triumph Group, Inc. (f), 2.625%, 10/1/26	1,215	3,540,206

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	33

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Airlines—0.3%
United Continental Holdings, Inc., 6.00%, 10/15/29	$1,255	$4,592,516

Apparel & Textiles—0.3%
Iconix Brand Group, Inc. (a)(b), 1.50%, 3/15/18	4,160	4,656,600

Auto Manufacturers—0.7%
Ford Motor Co., 4.25%, 11/15/16	190	344,256
Navistar International Corp., 3.00%, 10/15/14	3,380	3,299,725
Wabash National Corp., 3.375%, 5/1/18	4,200	5,139,750

		8,783,731

Biotechnology—1.0%
Corsicanto Ltd., 3.50%, 1/15/32	205	219,094
Illumina, Inc. (a)(b), 0.25%, 3/15/16	5,070	5,494,612
Medicines Co. (a)(b), 1.375%, 6/1/17	3,075	3,882,187
Regeneron Pharmaceuticals, Inc., 1.875%, 10/1/16	950	2,550,156
Sequenom, Inc. (a)(b), 5.00%, 10/1/17	1,340	1,560,263

		13,706,312

Coal—0.2%
Alpha Natural Resources, Inc., 2.375%, 4/15/15	3,320	3,029,500

Commercial Services—1.6%
Alliance Data Systems Corp., 1.75%, 8/1/13	2,295	5,216,822
Avis Budget Group, Inc., 3.50%, 10/1/14	2,150	3,942,562
Cenveo Corp., 7.00%, 5/15/17	4,540	4,043,437
Hertz Global Holdings, Inc., 5.25%, 6/1/14	1,790	5,384,553
PHH Corp., 4.00%, 9/1/14	2,605	2,767,813

		21,355,187

Computers—0.6%
Cadence Design Systems, Inc., 2.625%, 6/1/15	2,560	4,979,200
SanDisk Corp., 1.50%, 8/15/17	2,440	3,265,025

		8,244,225

Diversified Financial Services—0.6%
Air Lease Corp. (a)(b), 3.875%, 12/1/18	3,885	4,819,828
DFC Global Corp., 3.00%, 4/1/28	2,600	2,691,000

		7,510,828

Electrical Equipment—0.1%
General Cable Corp. (f), 4.50%, 11/15/29	850	940,313

Engineering & Construction—0.3%
MasTec, Inc., 4.00%, 6/15/14	2,125	4,475,781

	Principal Amount (000s)	Value
Healthcare-Products—1.5%
Alere, Inc., 3.00%, 5/15/16	$2,975	$2,947,109
HeartWare International, Inc., 3.50%, 12/15/17	2,660	3,313,363
Hologic, Inc. (f), 2.00%, 12/15/37	3,625	4,048,672
Integra LifeSciences Holdings Corp., 1.625%, 12/15/16	660	648,450
NuVasive, Inc., 2.75%, 7/1/17	3,650	3,618,062
Wright Medical Group, Inc. (a)(b), 2.00%, 8/15/17	4,280	5,202,875

		19,778,531

Healthcare-Services—1.4%
Brookdale Senior Living, Inc., 2.75%, 6/15/18	3,495	4,132,837
LifePoint Hospitals, Inc., 3.50%, 5/15/14	1,915	2,080,169
Molina Healthcare, Inc.,
1.125%, 1/15/20 (a)(b)	2,000	2,198,750
3.75%, 10/1/14	2,735	3,526,441
WellPoint, Inc. (a)(b), 2.75%, 10/15/42	5,580	6,975,000

		18,913,197

Home Builders—1.6%
DR Horton, Inc., 2.00%, 5/15/14	3,085	5,126,884
KB Home, 1.375%, 2/1/19	4,260	4,441,050
Lennar Corp. (a)(b), 3.25%, 11/15/21	3,310	5,564,937
Ryland Group, Inc.,
0.25%, 6/1/19	1,705	1,547,288
1.625%, 5/15/18	2,875	4,174,141

		20,854,300

Home Furnishings—0.1%
TiVo, Inc. (a)(b), 4.00%, 3/15/16	1,255	1,597,772

Household Products/Wares—0.4%
Jarden Corp. (a)(b), 1.875%, 9/15/18	5,015	5,657,547

Insurance—1.3%
American Equity Investment Life Holding Co. (a)(b), 3.50%, 9/15/15	3,145	4,208,403
Amtrust Financial Services, Inc., 5.50%, 12/15/21	3,325	4,663,312
Fidelity National Financial, Inc., 4.25%, 8/15/18	2,875	3,778,828
MGIC Investment Corp., 5.00%, 5/1/17	1,655	1,703,616
Radian Group, Inc., 2.25%, 3/1/19	2,675	3,425,672

		17,779,831

Internet—1.3%
Dealertrack Technologies, Inc., 1.50%, 3/15/17	3,405	3,949,800
Equinix, Inc., 4.75%, 6/15/16	1,930	4,387,131
priceline.com, Inc.,
1.00%, 3/15/18	2,995	3,496,663
1.25%, 3/15/15	1,775	4,855,734

		16,689,328

	Principal Amount (000s)	Value
Iron/Steel—0.2%
Allegheny Technologies, Inc., 4.25%, 6/1/14	$2,495	$2,579,206

Lodging—0.4%
MGM Resorts International, 4.25%, 4/15/15	5,115	5,738,391

Machinery-Construction & Mining—0.2%
Terex Corp., 4.00%, 6/1/15	1,665	2,901,263

Machinery-Diversified—0.4%
Chart Industries, Inc., 2.00%, 8/1/18	3,165	4,761,347

Media—0.6%
Liberty Interactive LLC, 3.50%, 1/15/31	7,380	3,819,150
XM Satellite Radio, Inc. (a)(b), 7.00%, 12/1/14	2,545	4,851,406

		8,670,556

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc., 3.00%, 12/1/15	2,480	2,700,100

Mining—0.5%
Alcoa, Inc., 5.25%, 3/15/14	975	1,238,864
Kaiser Aluminum Corp., 4.50%, 4/1/15	3,910	5,315,157

		6,554,021

Oil & Gas—2.0%
Chesapeake Energy Corp., 2.50%, 5/15/37	3,175	3,006,328
Cobalt International Energy, Inc., 2.625%, 12/1/19	5,050	5,362,469
Exterran Holdings, Inc., 4.25%, 6/15/14	4,265	5,493,853
Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	3,615	4,523,269
Hornbeck Offshore Services, Inc. (a)(b), 1.50%, 9/1/19	3,810	4,629,150
Stone Energy Corp., 1.75%, 3/1/17	3,425	3,185,250

		26,200,319

Pharmaceuticals—2.3%
Akorn, Inc., 3.50%, 6/1/16	2,385	4,000,837
BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17	1,805	5,005,491
Medivation, Inc., 2.625%, 4/1/17	3,445	4,364,384
Mylan, Inc., 3.75%, 9/15/15	2,550	6,056,250
Pacira Pharmaceuticals, Inc. (a)(b), 3.25%, 2/1/19	2,200	3,059,375
Salix Pharmaceuticals Ltd., 1.50%, 3/15/19	4,175	5,002,172
ViroPharma, Inc., 2.00%, 3/15/17	2,235	3,680,766

		31,169,275

Real Estate Investment Trust—1.7%
DDR Corp., 1.75%, 11/15/40	4,450	5,200,937
Host Hotels & Resorts L.P. (a)(b), 2.50%, 10/15/29	3,820	5,185,650

34	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
iStar Financial, Inc., 3.00%, 11/15/16	$4,400	$5,230,500
Redwood Trust, Inc., 4.625%, 4/15/18	2,000	1,976,250
Starwood Property Trust, Inc., 4.55%, 3/1/18	4,360	4,512,600

		22,105,937

Retail—0.4%
Group 1 Automotive, Inc. (f), 2.25%, 6/15/36	4,870	5,822,694

Semiconductors—1.7%
Micron Technology, Inc., Ser. A, 1.50%, 8/1/31	4,500	6,930,000
Novellus Systems, Inc., 2.625%, 5/15/41	2,875	4,066,328
ON Semiconductor Corp., 2.625%, 12/15/26	5,230	5,556,781
Xilinx, Inc., 2.625%, 6/15/17	3,995	5,727,832

		22,280,941

Software—1.8%
Bottomline Technologies, Inc., 1.50%, 12/1/17	3,675	4,028,719
Concur Technologies, Inc. (a)(b),
0.50%, 6/15/18	430	430,000
2.50%, 4/15/15	2,820	4,506,712
Cornerstone OnDemand, Inc. (a)(b), 1.50%, 7/1/18	1,800	1,892,250
NetSuite, Inc. (a)(b), 0.25%, 6/1/18	485	495,913
Nuance Communications, Inc., 2.75%, 8/15/27	2,615	3,031,766
Salesforce.com, Inc., 0.75%, 1/15/15	2,220	4,022,362
Take-Two Interactive Software, Inc., 1.75%, 12/1/16	3,045	3,359,016
Workday, Inc. (a)(b), 0.75%, 7/15/18	1,795	1,835,387

		23,602,125

Telecommunications—0.8%
Ciena Corp.,
0.875%, 6/15/17	2,815	2,719,993
3.75%, 10/15/18 (a)(b)	1,640	2,060,250
Ixia, 3.00%, 12/15/15	3,385	4,068,347
SBA Communications Corp., 4.00%, 10/1/14	615	1,510,594

		10,359,184

Toys/Games/Hobbies—0.1%
JAKKS Pacific, Inc., 4.50%, 11/1/14	1,250	1,262,500

Transportation—0.1%
Bristow Group, Inc., 3.00%, 6/15/38	915	1,083,131

Total Convertible Bonds (cost—$377,849,299)		359,896,695

	Shares	Value
Convertible Preferred Stock—4.7%
Aerospace & Defense—0.4%
United Technologies Corp., 7.50%, 8/1/15	79,020	$4,690,627

Agriculture—0.1%
Bunge Ltd. (d), 4.875%	13,225	1,331,096

Auto Components—0.2%
Goodyear Tire & Rubber Co., 5.875%, 4/1/14	44,385	2,186,405

Automobiles—0.7%
General Motors Co., Ser. B, 4.75%, 12/1/13	183,230	8,824,357

Banking—0.0%
Wells Fargo & Co., Ser. L (d), 7.50%	390	465,660

Diversified Financial Services—1.0%
2010 Swift Mandatory Common Exchange Security Trust (a)(b), 6.00%, 12/31/13	321,765	4,520,187
AMG Capital Trust I, 5.10%, 4/15/36	68,920	4,234,273
Bank of America Corp., Ser. L (d), 7.25%	4,415	4,902,857

		13,657,317

Electric Utilities—0.3%
PPL Corp., 8.75%, 5/1/14	80,000	4,321,600

Insurance—0.5%
MetLife, Inc., 5.00%, 3/26/14	119,275	6,535,077

Iron/Steel—0.2%
ArcelorMittal, 6.00%, 1/15/16	150,000	2,850,000

IT Services—0.1%
Unisys Corp., Ser. A, 6.25%, 3/1/14	11,270	701,558

Machinery—0.3%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	33,160	4,282,282

Oil & Gas—0.0%
Chesapeake Energy Corp. (d), 5.00%	5,100	437,644

Oil, Gas & Consumable Fuels—0.2%
Apache Corp., Ser. D, 6.00%, 8/1/13	60,065	2,867,503

Real Estate Investment Trust—0.2%
Felcor Lodging Trust, Inc., Ser. A (d), 1.95%	120,000	2,952,000

Telecommunications—0.1%
Intelsat S.A., Ser. A, 5.75%, 5/1/16	13,650	750,750

Transportation—0.4%
Genesee & Wyoming, Inc., 5.00%, 10/1/15	46,055	5,533,048

Total Convertible Preferred Stock (cost—$64,431,542)		62,386,924

	Principal Amount (000s)	Value
Repurchase Agreements—4.1%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $54,036,045; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $55,118,538 including accrued interest
(cost—$54,036,000)	$54,036	$54,036,000

Total Investments, before options written (cost—$1,410,804,121)—100.6%		1,337,771,350

	Contracts
Options Written (g)(h)—(0.0)%
Call Options—(0.0)%
Amazon.com, Inc., strike price $280.00, expires 7/20/13	280	(139,300)
Comcast Corp., strike price $43.00, expires 8/17/13	310	(22,630)
EMC Corp., strike price $25.00, expires 7/20/13	200	(1,700)
Ford Motor Co., strike price $16.00, expires 7/20/13	2,180	(30,520)
General Electric Co., strike price $24.00, expires 7/20/13	2,565	(32,063)
Gilead Sciences, Inc., strike price $55.00, expires 7/20/13	75	(1,687)
Google, Inc., strike price $905.00, expires 7/20/13	90	(131,400)
Home Depot, Inc., strike price $82.50, expires 7/20/13	1,030	(12,360)
Intel Corp., strike price $27.00, expires 7/20/13	790	(2,370)
Johnson Controls, Inc., strike price $38.00, expires 7/20/13	705	(12,338)
McKesson Corp., strike price $120.00, expires 7/20/13	580	(26,100)
Microsoft Corp., strike price $37.00, expires 7/20/13	2,290	(16,030)
Molson Coors Brewing Co., strike price $52.50, expires 7/20/13	965	(19,300)
Procter & Gamble Co., strike price $80.00, expires 7/20/13	855	(25,650)
Prudential Financial, Inc., strike price $75.00, expires 7/20/13	1,110	(94,350)
QUALCOMM, Inc., strike price $65.00, expires 8/17/13	105	(6,615)
Texas Instruments, Inc., strike price $37.00, expires 7/20/13	1,460	(9,490)
Valero Energy Corp., strike price $43.00, expires 7/20/13	1,430	(2,145)

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	35

Schedule of Investments

June 30, 2013

	Contracts	Value
Verizon Communications, Inc., strike price $52.50, expires 7/20/13	90	$(1,125)
Visa, Inc., strike price $190.00, expires 7/20/13	440	(36,300)

Total Options Written (premiums received—$858,699)		(623,473)

Total Investments, net of options written (cost—$1,409,945,422) —100.6%		1,337,147,877

Other liabilities in excess of other assets—(0.6)%		(7,471,380)

Net Assets—100.0%		$1,329,676,497

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $161,880,561, representing 12.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after June 30, 2013.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(g) Non-income producing.

(h) Exchange traded-Chicago Board Options Exchange.

AllianzGI Large-Cap Growth Fund

	Shares	Value
Common Stock—98.1%
Aerospace & Defense—5.0%
Precision Castparts Corp.	17,615	$3,981,166
United Technologies Corp.	48,480	4,505,731

		8,486,897

Auto Components—1.6%
BorgWarner, Inc. (a)	31,835	2,742,585

Beverages—2.6%
Coca-Cola Co.	109,220	4,380,814

Biotechnology—5.3%
Biogen Idec, Inc. (a)	22,055	4,746,236
Celgene Corp. (a)	14,555	1,701,625
Gilead Sciences, Inc. (a)	49,350	2,527,214

		8,975,075

Chemicals—2.7%
Monsanto Co.	47,280	4,671,264

Commercial Banks—2.0%
Wells Fargo & Co.	81,115	3,347,616

Communications Equipment—2.3%
F5 Networks, Inc. (a)	14,830	1,020,304
QUALCOMM, Inc.	47,385	2,894,276

		3,914,580

Computers & Peripherals—3.6%
Apple, Inc.	15,320	6,067,946

Electrical Equipment—3.4%
AMETEK, Inc.	39,840	1,685,232
Eaton Corp. PLC	38,105	2,507,690
Rockwell Automation, Inc.	19,770	1,643,678

		5,836,600

Energy Equipment & Services—1.0%
Cameron International Corp. (a)	27,145	1,660,188

Food & Staples Retailing—3.2%
Costco Wholesale Corp.	28,850	3,189,944
Walgreen Co.	52,160	2,305,472

		5,495,416

Food Products—2.7%
Hershey Co.	28,510	2,545,373
Mead Johnson Nutrition Co.	25,930	2,054,434

		4,599,807

Health Care Providers & Services—2.2%
DaVita HealthCare Partners, Inc. (a)	16,825	2,032,460
HCA Holdings, Inc.	45,885	1,654,613

		3,687,073

Hotels, Restaurants & Leisure—2.2%
McDonald’s Corp.	17,430	1,725,570
Starbucks Corp.	32,150	2,105,504

		3,831,074

Household Durables—1.2%
Lennar Corp., Class A	56,430	2,033,737

Industrial Conglomerates—1.0%
Danaher Corp.	28,060	1,776,198

Internet & Catalog Retail—4.3%
Amazon.com, Inc. (a)	18,410	5,112,273
priceline.com, Inc. (a)	2,725	2,253,929

		7,366,202

Internet Software & Services—6.0%
Facebook, Inc., Class A (a)	156,680	3,895,065
Google, Inc., Class A (a)	7,265	6,395,888

		10,290,953

IT Services—4.4%
Accenture PLC, Class A	22,445	1,615,142
Visa, Inc., Class A	31,925	5,834,294

		7,449,436

	Shares	Value
Machinery—1.1%
Caterpillar, Inc.	21,915	$1,807,768

Media—4.2%
Comcast Corp., Class A	96,050	4,022,574
Time Warner, Inc.	52,850	3,055,787

		7,078,361

Multi-line Retail—1.8%
Dollar Tree, Inc. (a)	60,740	3,088,022

Oil, Gas & Consumable Fuels—4.8%
EOG Resources, Inc.	22,105	2,910,786
Pioneer Natural Resources Co.	17,650	2,554,838
Range Resources Corp.	34,947	2,702,102

		8,167,726

Personal Products—1.4%
Estee Lauder Cos., Inc., Class A	36,905	2,427,242

Pharmaceuticals—6.3%
AbbVie, Inc.	85,635	3,540,151
Allergan, Inc.	28,475	2,398,734
Bristol-Myers Squibb Co.	64,960	2,903,062
Johnson & Johnson	22,315	1,915,966

		10,757,913

Road & Rail—2.5%
Union Pacific Corp.	27,715	4,275,870

Semiconductors & Semiconductor Equipment—3.7%
Intel Corp.	107,665	2,607,646
Microchip Technology, Inc.	49,815	1,855,609
NXP Semiconductor NV (a)	58,070	1,799,009

		6,262,264

Software—6.4%
Microsoft Corp.	210,230	7,259,242
Salesforce.com, Inc. (a)	93,430	3,567,157

		10,826,399

Specialty Retail—3.0%
Tractor Supply Co.	23,860	2,806,175
Urban Outfitters, Inc. (a)	57,610	2,317,074

		5,123,249

Textiles, Apparel & Luxury Goods—3.2%
Michael Kors Holdings Ltd. (a)	40,450	2,508,709
NIKE, Inc., Class B	45,480	2,896,166

		5,404,875

Tobacco—3.0%
Philip Morris International, Inc.	60,050	5,201,531

Total Common Stock (cost—$140,449,741)		167,034,681

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $3,235,003; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $3,302,038 including accrued interest
(cost—$3,235,000)	$3,235	3,235,000

Total Investments (cost—$143,684,741)—100.0%		170,269,681

Other assets less liabilities—0.0%		38,879

Net Assets—100.0%		$170,308,560

Notes to Schedule of Investments:

(a) Non-income producing.

36	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.1%
Aerospace & Defense—1.5%
BE Aerospace, Inc. (a)	75,650	$4,772,002

Air Freight & Logistics—0.7%
Expeditors International of Washington, Inc.	54,065	2,055,011

Auto Components—1.4%
BorgWarner, Inc. (a)	50,110	4,316,976

Automobiles—0.8%
Harley-Davidson, Inc.	45,205	2,478,138

Beverages—0.4%
Monster Beverage Corp. (a)	22,880	1,390,418

Biotechnology—3.6%
Isis Pharmaceuticals, Inc. (a)	70,320	1,889,499
Medivation, Inc. (a)	31,930	1,570,956
Quintiles Transnational Holdings, Inc. (a)	63,745	2,712,987
Seattle Genetics, Inc. (a)	44,890	1,412,239
Vertex Pharmaceuticals, Inc. (a)	44,425	3,548,225

		11,133,906

Building Products—1.7%
Fortune Brands Home & Security, Inc.	134,245	5,200,651

Capital Markets—2.1%
KKR & Co. L.P.	141,365	2,779,236
SEI Investments Co.	130,095	3,698,601

		6,477,837

Chemicals—4.7%
Airgas, Inc.	26,260	2,506,779
Celanese Corp., Ser. A	65,805	2,948,064
International Flavors & Fragrances, Inc.	28,260	2,124,022
PPG Industries, Inc.	12,790	1,872,584
Sherwin-Williams Co.	30,295	5,350,097

		14,801,546

Commercial Banks—2.7%
Fifth Third Bancorp	166,885	3,012,274
Zions Bancorporation	189,835	5,482,435

		8,494,709

Commercial Services & Supplies—1.5%
Republic Services, Inc.	85,075	2,887,446
Stericycle, Inc. (a)	17,035	1,881,175

		4,768,621

Computers & Peripherals—2.8%
NetApp, Inc. (a)	130,370	4,925,378
Western Digital Corp.	60,185	3,736,887

		8,662,265

Diversified Financial Services—1.9%
McGraw Hill Financial, Inc.	109,505	5,824,571

Electrical Equipment—5.1%
AMETEK, Inc.	188,250	7,962,975
Eaton Corp. PLC	70,805	4,659,677
Roper Industries, Inc.	27,560	3,423,503

		16,046,155

Energy Equipment & Services—1.4%
Cameron International Corp. (a)	73,340	4,485,474

Food & Staples Retailing—1.9%
Whole Foods Market, Inc.	118,775	6,114,537

Food Products—3.0%
Hershey Co.	82,035	7,324,085
Mead Johnson Nutrition Co.	26,040	2,063,149

		9,387,234

	Shares	Value
Health Care Equipment & Supplies—6.2%
CareFusion Corp. (a)	47,410	$1,747,059
Cooper Cos., Inc.	55,470	6,603,703
Edwards Lifesciences Corp. (a)	20,735	1,393,392
HeartWare International, Inc. (a)	19,235	1,829,441
Insulet Corp. (a)	46,645	1,465,119
Sirona Dental Systems, Inc. (a)	50,335	3,316,070
Zimmer Holdings, Inc.	40,495	3,034,695

		19,389,479

Health Care Providers & Services—3.5%
Catamaran Corp. (a)	26,285	1,280,605
Community Health Systems, Inc.	67,375	3,158,540
DaVita HealthCare Partners, Inc. (a)	17,060	2,060,848
Team Health Holdings, Inc. (a)	106,940	4,392,026

		10,892,019

Health Care Technology—1.3%
Allscripts Healthcare Solutions, Inc. (a)	312,370	4,042,068

Hotels, Restaurants & Leisure—3.8%
Dunkin’ Brands Group, Inc.	99,520	4,261,446
Starwood Hotels & Resorts Worldwide, Inc.	59,290	3,746,535
Wynn Resorts Ltd.	29,815	3,816,320

		11,824,301

Household Durables—3.2%
Newell Rubbermaid, Inc.	109,060	2,862,825
Taylor Morrison Home Corp., Class A (a)	124,770	3,041,893
Whirlpool Corp.	34,815	3,981,443

		9,886,161

Insurance—3.2%
Arch Capital Group Ltd. (a)	63,935	3,286,898
Brown & Brown, Inc.	121,285	3,910,229
Lincoln National Corp.	80,800	2,946,776

		10,143,903

Internet Software & Services—0.7%
Akamai Technologies, Inc. (a)	51,605	2,195,793

IT Services—1.9%
Computer Sciences Corp.	33,495	1,466,076
Fidelity National Information Services, Inc.	106,035	4,542,539

		6,008,615

Leisure Equipment & Products—0.8%
Mattel, Inc.	54,415	2,465,544

Life Sciences Tools & Services—2.4%
Agilent Technologies, Inc.	101,930	4,358,527
PerkinElmer, Inc.	92,695	3,012,587

		7,371,114

Machinery—2.2%
Colfax Corp. (a)	89,055	4,640,656
Oshkosh Corp. (a)	59,080	2,243,268

		6,883,924

Media—4.6%
CBS Corp., Class B	92,480	4,519,498
Charter Communications, Inc., Class A (a)	37,010	4,583,688
Scripps Networks Interactive, Inc., Class A	80,700	5,387,532

		14,490,718

	Shares	Value
Metals & Mining—0.9%
Carpenter Technology Corp.	62,775	$2,829,269

Multi-line Retail—1.8%
Dollar Tree, Inc. (a)	112,235	5,706,027

Oil, Gas & Consumable Fuels—4.0%
Cabot Oil & Gas Corp.	52,200	3,707,244
Cobalt International Energy, Inc. (a)	124,900	3,318,593
Pioneer Natural Resources Co.	38,320	5,546,820

		12,572,657

Paper & Forest Products—0.5%
Louisiana-Pacific Corp. (a)	101,745	1,504,809

Professional Services—2.2%
Nielsen Holdings NV	134,440	4,515,840
Verisk Analytics, Inc., Class A (a)	38,780	2,315,166

		6,831,006

Real Estate Management & Development—0.6%
CBRE Group, Inc., Class A (a)	86,810	2,027,882

Road & Rail—2.3%
Genesee & Wyoming, Inc., Class A (a)	49,515	4,200,853
JB Hunt Transport Services, Inc.	40,100	2,896,824

		7,097,677

Semiconductors & Semiconductor Equipment—3.8%
Analog Devices, Inc.	39,265	1,769,281
Lam Research Corp. (a)	57,710	2,558,861
Microchip Technology, Inc.	111,715	4,161,384
NXP Semiconductor NV (a)	110,165	3,412,912

		11,902,438

Software—3.3%
Salesforce.com, Inc. (a)	106,280	4,057,771
Symantec Corp.	81,005	1,820,182
Tableau Software, Inc., Class A (a)	10,188	564,619
TIBCO Software, Inc. (a)	177,120	3,790,368

		10,232,940

Specialty Retail—4.2%
Foot Locker, Inc.	134,350	4,719,715
Tractor Supply Co.	56,655	6,663,195
Urban Outfitters, Inc. (a)	41,075	1,652,036

		13,034,946

Textiles, Apparel & Luxury Goods—3.3%
Fifth & Pacific Cos., Inc. (a)	65,045	1,453,105
Michael Kors Holdings Ltd. (a)	32,561	2,019,433
V.F. Corp.	35,705	6,893,208

		10,365,746

Trading Companies & Distributors—1.2%
Beacon Roofing Supply, Inc. (a)	99,840	3,781,939

Total Common Stock (cost—$259,414,864)		309,891,026

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	37

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $3,878,003; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $3,955,813 including accrued interest
(cost—$3,878,000)	$3,878	$3,878,000

Total Investments (cost—$263,292,864)—100.3%		313,769,026

Liabilities in excess of other assets—(0.3)%		(1,040,548)

Net Assets—100.0%		$312,728,478

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ All-Cap Value Fund

	Shares	Value
Common Stock—97.9%
Aerospace & Defense—2.7%
Northrop Grumman Corp.	7,800	$645,840

Automobiles—1.3%
Ford Motor Co.	19,900	307,853

Capital Markets—2.7%
Ameriprise Financial, Inc.	8,000	647,040

Chemicals—1.3%
EI du Pont de Nemours & Co.	6,000	315,000

Commercial Banks—10.4%
Fifth Third Bancorp	36,000	649,800
Old National Bancorp	43,400	600,222
PNC Financial Services Group, Inc.	8,700	634,404
Wells Fargo & Co.	15,800	652,066

		2,536,492

Commercial Services & Supplies—1.3%
Republic Services, Inc.	9,600	325,824

Communications Equipment—2.5%
Cisco Systems, Inc.	25,400	617,474

Consumer Finance—1.5%
SLM Corp.	16,100	368,046

Diversified Financial Services—3.8%
Bank of America Corp.	23,800	306,068
JPMorgan Chase & Co.	11,800	622,922

		928,990

Diversified Telecommunication Services—2.3%
AT&T, Inc.	16,100	569,940

Food & Staples Retailing—2.7%
Kroger Co.	9,800	338,492
Wal-Mart Stores, Inc.	4,100	305,409

		643,901

Food Products—2.3%
Ingredion, Inc.	8,500	557,770

Gas Utilities—2.5%
UGI Corp.	15,600	610,116

Health Care Equipment & Supplies—3.7%
Medtronic, Inc.	11,500	591,905
Zimmer Holdings, Inc.	4,000	299,760

		891,665

Health Care Providers & Services—2.7%
Cigna Corp.	8,900	645,161

Hotels, Restaurants & Leisure—2.5%
International Game Technology	35,600	594,876

Household Durables—1.3%
Newell Rubbermaid, Inc.	12,100	317,625

Industrial Conglomerates—2.4%
General Electric Co.	25,400	589,026

Insurance—3.9%
Allstate Corp.	12,800	615,936
Reinsurance Group of America, Inc.	4,800	331,728

		947,664

Machinery—3.7%
Crane Co.	5,400	323,568
Trinity Industries, Inc.	15,200	584,288

		907,856

Media—1.4%
CBS Corp., Class B	6,700	327,429

	Shares	Value
Metals & Mining—3.7%
Reliance Steel & Aluminum Co.	9,000	$590,040
Yamana Gold, Inc.	33,600	319,536

		909,576

Office Electronics—2.6%
Xerox Corp.	69,900	633,993

Oil, Gas & Consumable Fuels—11.1%
Chesapeake Energy Corp.	13,400	273,092
Chevron Corp.	5,100	603,534
ConocoPhillips	7,100	429,550
HollyFrontier Corp.	5,824	249,151
Royal Dutch Shell PLC ADR	8,900	567,820
Total S.A. ADR	11,800	574,660

		2,697,807

Paper & Forest Products—2.4%
International Paper Co.	13,400	593,754

Pharmaceuticals—7.2%
AstraZeneca PLC ADR	12,500	591,250
Merck & Co., Inc.	13,000	603,850
Pfizer, Inc.	19,900	557,399

		1,752,499

Real Estate Investment Trust—4.4%
Annaly Capital Management, Inc.	19,400	243,858
CBL & Associates Properties, Inc.	25,500	546,210
Hospitality Properties Trust	10,500	275,940

		1,066,008

Road & Rail—1.2%
Norfolk Southern Corp.	4,100	297,865

Semiconductors & Semiconductor Equipment—1.3%
KLA-Tencor Corp.	5,500	306,515

Software—3.8%
CA, Inc.	11,200	320,656
Microsoft Corp.	17,600	607,728

		928,384

Specialty Retail—1.3%
Staples, Inc.	20,500	325,130

Total Common Stock (cost—$20,034,903)		23,807,119

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $451,000; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $464,275 including accrued interest
(cost—$451,000)	$451	451,000

Total Investments (cost—$20,485,903) —99.8%		24,258,119

Other assets less liabilities—0.2%		42,555

Net Assets—100.0%		$24,300,674

Glossary:

ADR —American Depositary Receipt

38	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—96.4%
Aerospace & Defense—4.1%
Lockheed Martin Corp.	1,652,400	$179,219,304
Northrop Grumman Corp.	2,034,100	168,423,480

		347,642,784

Automobiles—3.0%
Ford Motor Co.	16,325,000	252,547,750

Beverages—1.7%
Molson Coors Brewing Co., Class B	3,062,200	146,556,892

Capital Markets—1.9%
Ameriprise Financial, Inc.	2,036,541	164,715,436

Chemicals—2.0%
EI du Pont de Nemours & Co.	3,178,000	166,845,000

Commercial Banks—8.2%
Fifth Third Bancorp	9,552,500	172,422,625
PNC Financial Services Group, Inc.	2,426,778	176,960,652
Wells Fargo & Co.	8,574,800	353,881,996

		703,265,273

Communications Equipment—3.9%
Cisco Systems, Inc.	7,652,900	186,041,999
Harris Corp.	3,058,100	150,611,425

		336,653,424

Consumer Finance—1.5%
SLM Corp.	5,505,000	125,844,300

Diversified Financial Services—3.9%
JPMorgan Chase & Co.	6,369,500	336,245,905

Diversified Telecommunication Services—1.6%
AT&T, Inc.	3,872,457	137,084,978

Electric Utilities—1.6%
American Electric Power Co., Inc.	2,987,700	133,789,206

Energy Equipment & Services—1.8%
Ensco PLC, Class A	2,678,300	155,662,796

Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	2,238,200	166,723,518

Health Care Equipment & Supplies—2.0%
Medtronic, Inc.	3,352,000	172,527,440

Household Durables—2.0%
Newell Rubbermaid, Inc.	6,496,300	170,527,875

Industrial Conglomerates—2.0%
General Electric Co.	7,511,500	174,191,685

Insurance—5.8%
Allstate Corp.	3,324,300	159,965,316
MetLife, Inc.	3,932,500	179,951,200
Travelers Cos., Inc.	1,924,900	153,838,008

		493,754,524

Leisure Equipment & Products—2.0%
Mattel, Inc.	3,725,400	168,797,874

Metals & Mining—2.9%
Barrick Gold Corp.	9,389,800	147,795,452
Freeport-McMoRan Copper & Gold, Inc.	3,532,200	97,524,042

		245,319,494

Office Electronics—2.0%
Xerox Corp.	19,159,300	173,774,851

	Shares	Value
Oil, Gas & Consumable Fuels—15.0%
Chevron Corp.	1,475,800	$174,646,172
ConocoPhillips	5,605,400	339,126,700
HollyFrontier Corp.	3,286,908	140,613,924
Marathon Oil Corp.	4,806,800	166,219,144
Royal Dutch Shell PLC ADR	2,584,000	164,859,200
Total S.A. ADR	6,144,300	299,227,410

		1,284,692,550

Paper & Forest Products—1.9%
International Paper Co.	3,633,700	161,009,247

Pharmaceuticals—9.7%
AstraZeneca PLC ADR	4,536,634	214,582,788
Johnson & Johnson	1,852,300	159,038,478
Merck & Co., Inc.	3,381,900	157,089,255
Pfizer, Inc.	5,590,800	156,598,308
Teva Pharmaceutical Industries Ltd. ADR	3,728,600	146,161,120

		833,469,949

Real Estate Investment Trust—1.7%
Annaly Capital Management, Inc.	11,710,300	147,198,471

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	14,326,774	346,994,466

Software—4.1%
CA, Inc.	6,116,900	175,126,847
Microsoft Corp.	4,984,350	172,109,606

		347,236,453

Specialty Retail—2.2%
Staples, Inc.	11,590,300	183,822,158

Tobacco—1.9%
Reynolds American, Inc.	3,436,200	166,208,994

Total Common Stock (cost—$6,966,323,530)		8,243,103,293

Mutual Funds—0.3%
AllianzGI Money Market Fund, Institutional II Class (a) (cost—$25,000,000)	25,000,000	25,000,000

	Principal Amount (000s)
Repurchase Agreements—3.3%

State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $281,805,235; collateralized by Fannie Mae, 2.22% - 2.36%, due 12/14/22 - 12/27/22, valued at $287,443,744 including accrued interest

(cost—$281,805,000)	$281,805	281,805,000

Total Investments (cost—$7,273,128,530)—100.0%		8,549,908,293

Other assets less liabilities—0.0%		420,328

Net Assets—100.0%		$8,550,328,621

Notes to Schedule of Investments:

(a) Affiliated security.

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—98.9%
Aerospace & Defense—3.1%
Northrop Grumman Corp.	263,000	$21,776,400

Automobiles—2.0%
Ford Motor Co.	918,700	14,212,289

Beverages—1.0%
Molson Coors Brewing Co., Class B	146,700	7,021,062

Biotechnology—1.0%
Amgen, Inc.	72,300	7,133,118

Capital Markets—2.2%
Goldman Sachs Group, Inc.	50,100	7,577,625
State Street Corp.	116,900	7,623,049

		15,200,674

Chemicals—1.7%
CF Industries Holdings, Inc.	29,500	5,059,250
PPG Industries, Inc.	47,200	6,910,552

		11,969,802

Commercial Banks—5.3%
Fifth Third Bancorp	395,800	7,144,190
PNC Financial Services Group, Inc.	97,300	7,095,116
Wells Fargo & Co.	539,800	22,277,546

		36,516,852

Communications Equipment—3.2%
Cisco Systems, Inc.	909,600	22,112,376

Consumer Finance—2.2%
SLM Corp.	665,200	15,206,472

Diversified Financial Services—7.0%
Bank of America Corp.	1,079,400	13,881,084
Citigroup, Inc.	275,400	13,210,938
JPMorgan Chase & Co.	405,100	21,385,229

		48,477,251

Diversified Telecommunication Services—1.9%
AT&T, Inc.	379,600	13,437,840

Electric Utilities—2.8%
American Electric Power Co., Inc.	281,200	12,592,136
PPL Corp.	224,100	6,781,266

		19,373,402

Energy Equipment & Services—1.8%
Diamond Offshore Drilling, Inc.	92,000	6,328,680
Ensco PLC, Class A	109,400	6,358,328

		12,687,008

Food & Staples Retailing—4.0%
Kroger Co.	422,000	14,575,880
Walgreen Co.	297,700	13,158,340

		27,734,220

Food Products—2.1%
ConAgra Foods, Inc.	419,200	14,642,656

Health Care Equipment & Supplies—2.2%
Medtronic, Inc.	291,600	15,008,652

Health Care Providers & Services—2.2%
Cigna Corp.	211,500	15,331,635

Industrial Conglomerates—2.9%
General Electric Co.	876,400	20,323,716

Insurance—6.2%
Allstate Corp.	425,000	20,451,000
MetLife, Inc.	336,500	15,398,240

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	39

Schedule of Investments

June 30, 2013

	Shares	Value
Travelers Cos., Inc.	88,900	$7,104,888

		42,954,128

Leisure Equipment & Products—1.1%
Mattel, Inc.	174,900	7,924,719

Machinery—1.0%
Parker Hannifin Corp.	75,500	7,202,700

Media—3.0%
CBS Corp., Class B	154,500	7,550,415
Time Warner, Inc.	232,833	13,462,404

		21,012,819

Metals & Mining—1.4%
Freeport-McMoRan Copper & Gold, Inc.	346,200	9,558,582

Multi-line Retail—1.1%
Macy’s, Inc.	160,000	7,680,000

Office Electronics—2.1%
Xerox Corp.	1,592,100	14,440,347

Oil, Gas & Consumable Fuels—13.7%
Chesapeake Energy Corp.	342,800	6,986,264
Chevron Corp.	171,100	20,247,974
ConocoPhillips	311,800	18,863,900
HollyFrontier Corp.	268,023	11,466,024
Marathon Oil Corp.	407,300	14,084,434
Royal Dutch Shell PLC ADR	183,600	11,713,680
Total S.A. ADR	246,900	12,024,030

		95,386,306

Paper & Forest Products—1.9%
International Paper Co.	299,500	13,270,845

Pharmaceuticals—9.8%
AbbVie, Inc.	162,700	6,726,018
AstraZeneca PLC ADR	261,700	12,378,410
Eli Lilly & Co.	136,500	6,704,880
Johnson & Johnson	167,400	14,372,964
Merck & Co., Inc.	295,600	13,730,620
Pfizer, Inc.	509,300	14,265,493

		68,178,385

Real Estate Investment Trust—1.7%
Annaly Capital Management, Inc.	425,500	5,348,535
Kimco Realty Corp.	314,200	6,733,306

		12,081,841

Road & Rail—0.9%
Norfolk Southern Corp.	89,600	6,509,440

Semiconductors & Semiconductor Equipment—2.2%
Intel Corp.	323,300	7,830,326
KLA-Tencor Corp.	129,700	7,228,181

		15,058,507

Software—2.2%
Microsoft Corp.	437,100	15,093,063

Specialty Retail—1.1%
Staples, Inc.	491,100	7,788,846

Tobacco—0.9%
Altria Group, Inc.	184,100	6,441,659

Total Common Stock (cost—$537,045,268)		688,747,612

	Principal Amount (000s)	Value

Repurchase Agreements—0.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $6,526,005; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $6,660,925 including accrued interest
(cost—$6,526,000)	$6,526	$6,526,000

Total Investments (cost—$543,571,268)—99.8%		695,273,612

Other assets less liabilities—0.2%		1,107,536

Net Assets—100.0%		$696,381,148

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—97.0%
Aerospace & Defense—2.3%
L-3 Communications Holdings, Inc.	89,100	$7,639,434
Northrop Grumman Corp.	103,000	8,528,400

		16,167,834

Auto Components—2.3%
Cie Generale des Etablissements Michelin ADR	426,400	7,645,352
Magna International, Inc.	127,600	9,087,672

		16,733,024

Beverages—3.0%
Coca-Cola Enterprises, Inc.	207,400	7,292,184
Dr. Pepper Snapple Group, Inc.	151,400	6,953,802
Molson Coors Brewing Co., Class B	150,100	7,183,786

		21,429,772

Capital Markets—6.2%
Ameriprise Financial, Inc.	96,800	7,829,184
Ares Capital Corp.	404,600	6,959,120
Carlyle Group L.P.	278,800	7,165,160
KKR & Co. L.P.	372,600	7,325,316
Oaktree Capital Group LLC	138,200	7,262,410
Raymond James Financial, Inc.	168,100	7,224,938

		43,766,128

Chemicals—4.2%
Agrium, Inc.	81,200	7,061,152
Albemarle Corp.	120,300	7,493,487
CF Industries Holdings, Inc.	37,526	6,435,709
Eastman Chemical Co.	126,100	8,828,261

		29,818,609

Commercial Banks—8.1%
Banco de Chile ADR	72,582	6,320,441
BB&T Corp.	238,400	8,076,992
Comerica, Inc.	227,100	9,045,393
East West Bancorp, Inc.	326,700	8,984,250
Fifth Third Bancorp	428,800	7,739,840
KeyCorp	825,200	9,110,208
Regions Financial Corp.	838,900	7,994,717

		57,271,841

Communications Equipment—1.0%
Harris Corp.	150,400	7,407,200

Computers & Peripherals—1.1%
Seagate Technology PLC	179,400	8,042,502

Construction & Engineering—1.0%
KBR, Inc.	227,500	7,393,750

Consumer Finance—1.3%
Discover Financial Services	191,100	9,104,004

Containers & Packaging—1.9%
Ball Corp.	156,000	6,480,240
Rexam PLC ADR	185,130	6,759,096

		13,239,336

Diversified Financial Services—0.9%
McGraw Hill Financial, Inc.	121,500	6,462,585

Electric Utilities—2.8%
Entergy Corp.	101,800	7,093,424
FirstEnergy Corp.	155,200	5,795,168
PPL Corp.	234,500	7,095,970

		19,984,562

Electronic Equipment, Instruments & Components—3.1%
Corning, Inc.	497,000	7,072,310
Jabil Circuit, Inc.	330,800	6,741,704

40	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Shares	Value
TE Connectivity Ltd.	175,400	$7,987,716

		21,801,730

Energy Equipment & Services—2.0%
Diamond Offshore Drilling, Inc.	96,100	6,610,719
Ensco PLC, Class A	125,600	7,299,872

		13,910,591

Food Products—4.3%
Archer-Daniels-Midland Co.	220,100	7,463,591
ConAgra Foods, Inc.	245,300	8,568,329
Ingredion, Inc.	98,300	6,450,446
Tyson Foods, Inc., Class A	304,900	7,829,832

		30,312,198

Health Care Equipment & Supplies—3.3%
Smith & Nephew PLC ADR	124,300	6,971,987
St. Jude Medical, Inc.	180,600	8,240,778
Zimmer Holdings, Inc.	107,200	8,033,568

		23,246,333

Health Care Providers & Services—5.1%
AmerisourceBergen Corp.	135,000	7,537,050
Cardinal Health, Inc.	154,500	7,292,400
Cigna Corp.	104,800	7,596,952
Quest Diagnostics, Inc.	106,700	6,469,221
Universal Health Services, Inc., Class B	114,800	7,687,008

		36,582,631

Hotels, Restaurants & Leisure—0.9%
Darden Restaurants, Inc.	127,900	6,456,392

Household Products—2.3%
Clorox Co.	101,200	8,413,768
Energizer Holdings, Inc.	76,200	7,658,862

		16,072,630

Insurance—6.8%
Aon PLC	119,200	7,670,520
Assurant, Inc.	152,900	7,784,139
HCC Insurance Holdings, Inc.	193,700	8,350,407
Loews Corp.	196,900	8,742,360
Reinsurance Group of America, Inc.	119,000	8,224,090
Unum Group	261,200	7,671,444

		48,442,960

Leisure Equipment & Products—1.0%
Hasbro, Inc.	152,100	6,818,643

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	160,600	6,867,256

Machinery—4.0%
AGCO Corp.	131,500	6,599,985
Parker Hannifin Corp.	81,700	7,794,180
Valmont Industries, Inc.	49,500	7,082,955
Xylem, Inc.	258,900	6,974,766

		28,451,886

Media—2.2%
Gannett Co., Inc.	350,400	8,570,784
Omnicom Group, Inc.	115,300	7,248,911

		15,819,695

Metals & Mining—4.3%
Franco-Nevada Corp.	189,534	6,785,162
Gold Fields Ltd. ADR	924,600	4,854,150
Silver Wheaton Corp.	308,500	6,068,195
Ternium S.A. ADR	298,500	6,755,055
Yamana Gold, Inc.	611,100	5,811,561

		30,274,123

	Shares	Value
Multi-line Retail—1.0%
Kohl’s Corp.	139,600	$7,051,196

Oil, Gas & Consumable Fuels—6.5%
Alliance Resource Partners L.P.	88,747	6,268,201
Canadian Oil Sands Ltd.	343,100	6,351,770
Cimarex Energy Co.	79,300	5,153,707
Energen Corp.	141,100	7,373,886
HollyFrontier Corp.	144,700	6,190,266
Murphy Oil Corp.	134,200	8,171,438
Valero Energy Corp.	202,300	7,033,971

		46,543,239

Paper & Forest Products—1.1%
International Paper Co.	170,000	7,532,700

Professional Services—1.1%
Dun & Bradstreet Corp.	80,100	7,805,745

Real Estate Investment Trust—0.9%
Liberty Property Trust	169,200	6,253,632

Road & Rail—2.0%
CSX Corp.	295,500	6,852,645
Norfolk Southern Corp.	105,000	7,628,250

		14,480,895

Semiconductors & Semiconductor Equipment—2.1%
Avago Technologies Ltd.	202,000	7,550,760
KLA-Tencor Corp.	132,100	7,361,933

		14,912,693

Software—1.0%
CA, Inc.	262,400	7,512,512

Specialty Retail—1.0%
Advance Auto Parts, Inc.	84,900	6,891,333

Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc.	115,300	6,582,477

Tobacco—1.9%
Lorillard, Inc.	150,000	6,552,000
Reynolds American, Inc.	149,300	7,221,641

		13,773,641

Wireless Telecommunication Services—1.1%
SK Telecom Co., Ltd. ADR	384,400	7,814,852

Total Common Stock (cost—$538,945,450)		689,033,130

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $20,331,017; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $20,737,763 including accrued interest
(cost—$20,331,000)	$20,331	20,331,000

Total Investments (cost—$559,276,450)—99.9%		709,364,130

Other assets less liabilities—0.1%		831,001

Net Assets—100.0%		$710,195,131

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—95.1%
Aerospace & Defense—4.4%
Alliant Techsystems, Inc. (a)	1,374,600	$113,170,818
Cubic Corp.	527,479	25,371,740
Curtiss-Wright Corp. (a)	1,990,884	73,782,161
Elbit Systems Ltd.	354,600	14,921,568
Triumph Group, Inc.	1,396,400	110,525,060

		337,771,347

Beverages—0.2%
Cott Corp.	1,775,200	13,864,312

Capital Markets—0.9%
Raymond James Financial, Inc.	1,601,900	68,849,662

Chemicals—6.8%
A Schulman, Inc. (a)	1,281,262	34,363,447
Cabot Corp.	1,954,900	73,152,358
Innophos Holdings, Inc. (a)	1,077,700	50,835,109
Methanex Corp.	2,154,000	92,169,660
NewMarket Corp.	286,900	75,328,464
Olin Corp.	1,026,700	24,558,664
Quaker Chemical Corp.	389,585	24,158,166
Rentech Nitrogen Partners L.P.	1,055,829	31,062,489
Sensient Technologies Corp.	1,936,800	78,382,296
Stepan Co.	562,261	31,267,334

		515,277,987

Commercial Banks—8.6%
Bank of Hawaii Corp.	650,200	32,718,064
Canadian Western Bank	1,439,156	38,000,725
CapitalSource, Inc.	7,092,200	66,524,836
Cardinal Financial Corp.	1,277,600	18,704,064
Community Trust Bancorp, Inc.	216,900	7,725,978
First Horizon National Corp.	3,679,300	41,208,160
First Niagara Financial Group, Inc.	7,920,400	79,758,428
FirstMerit Corp.	1,275,200	25,542,256
Fulton Financial Corp.	6,688,900	76,788,572
Glacier Bancorp, Inc.	105,365	2,338,049
International Bancshares Corp.	2,700	60,966
Lakeland Financial Corp.	259,815	7,209,866
Old National Bancorp	2,910,000	40,245,300
Prosperity Bancshares, Inc.	1,526,100	79,036,719
Susquehanna Bancshares, Inc.	5,029,800	64,632,930
Tompkins Financial Corp.	202,948	9,171,220
Trustmark Corp.	2,170,265	53,345,114
WesBanco, Inc.	370,049	9,780,395

		652,791,642

Commercial Services & Supplies—1.4%
ABM Industries, Inc.	202,638	4,966,658
Brink’s Co. (a)	2,082,300	53,119,473
Ennis, Inc.	416,363	7,198,916
UniFirst Corp.	413,900	37,768,375
United Stationers, Inc.	164,400	5,515,620

		108,569,042

Construction & Engineering—1.0%
KBR, Inc.	2,265,900	73,641,750

Consumer Finance—0.9%
Cash America International, Inc. (a)	1,573,891	71,549,085

Containers & Packaging—2.4%
Rock-Tenn Co., Class A	750,700	74,979,916

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	41

Schedule of Investments

June 30, 2013

	Shares	Value
Silgan Holdings, Inc.	529,000	$24,841,840
Sonoco Products Co.	2,349,250	81,213,573

		181,035,329

Diversified Consumer Services—0.5%
Hillenbrand, Inc.	1,488,400	35,289,964

Diversified Telecommunication Services—0.5%
Manitoba Telecom Services, Inc.	1,130,600	38,313,762

Electric Utilities—2.1%
El Paso Electric Co.	1,165,265	41,145,507
Great Plains Energy, Inc.	1,977,100	44,563,834
IDACORP, Inc.	1,542,800	73,684,128

		159,393,469

Electrical Equipment—2.0%
Babcock & Wilcox Co.	1,955,717	58,730,182
Belden, Inc.	1,843,155	92,028,729

		150,758,911

Electronic Equipment, Instruments & Components—1.1%
AVX Corp.	1,281,500	15,057,625
Jabil Circuit, Inc.	3,251,000	66,255,380

		81,313,005

Energy Equipment & Services—3.9%
Bristow Group, Inc. (a)	1,575,800	102,931,256
Ensign Energy Services, Inc.	1,808,700	27,998,133
Precision Drilling Corp.	9,013,500	77,065,425
Tidewater, Inc.	1,518,300	86,497,551

		294,492,365

Food & Staples Retailing—2.5%
Andersons, Inc. (a)	1,136,250	60,437,138
Casey’s General Stores, Inc.	618,609	37,215,517
Harris Teeter Supermarkets, Inc.	1,612,100	75,543,006
Weis Markets, Inc.	362,500	16,337,875

		189,533,536

Food Products—2.3%
Cal-Maine Foods, Inc. (a)	1,115,200	51,867,952
Fresh Del Monte Produce, Inc.	992,200	27,662,536
Ingredion, Inc.	1,490,800	97,826,296

		177,356,784

Gas Utilities—1.1%
Suburban Propane Partners L.P.	292,584	13,590,527
UGI Corp.	1,789,700	69,995,167

		83,585,694

Health Care Equipment & Supplies—3.6%
Cooper Cos., Inc.	916,200	109,073,610
STERIS Corp.	2,190,305	93,920,278
Teleflex, Inc.	939,500	72,801,855

		275,795,743

Health Care Providers & Services—1.1%
Ensign Group, Inc.	179,765	6,331,323
Owens & Minor, Inc.	2,360,400	79,852,332

		86,183,655

Hotels, Restaurants & Leisure—2.2%
Cracker Barrel Old Country Store, Inc.	788,600	74,648,876
International Game Technology	5,554,100	92,809,011

		167,457,887

	Shares	Value
Household Durables—1.2%
Harman International Industries, Inc.	1,700,225	$92,152,195

Insurance—3.0%
American Financial Group, Inc.	1,571,500	76,862,065
Amtrust Financial Services, Inc.	1,300,730	46,436,061
First American Financial Corp.	3,356,900	73,986,076
Montpelier Re Holdings Ltd.	873,678	21,850,687
Symetra Financial Corp.	419,429	6,706,669

		225,841,558

Internet Software & Services—0.8%
j2 Global, Inc.	1,392,161	59,180,764

IT Services—0.9%
Broadridge Financial Solutions, Inc.	2,608,048	69,321,916

Leisure Equipment & Products—0.5%
Sturm Ruger & Co., Inc.	813,500	39,080,540

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	2,610,672	84,846,840

Machinery—7.4%
Barnes Group, Inc. (a)	2,141,000	64,208,590
Crane Co.	1,645,400	98,592,368
ITT Corp.	2,790,707	82,074,693
Kennametal, Inc.	2,012,300	78,137,609
Standex International Corp.	266,747	14,070,904
Titan International, Inc. (a)	2,891,600	48,781,292
Trinity Industries, Inc.	1,925,635	74,021,410
Valmont Industries, Inc.	700,700	100,263,163

		560,150,029

Media—2.2%
Cinemark Holdings, Inc.	2,643,900	73,817,688
Meredith Corp. (a)	1,920,627	91,613,908

		165,431,596

Metals & Mining—3.6%
AMCOL International Corp.	769,322	24,379,814
Commercial Metals Co. (a)	5,114,700	75,544,119
HudBay Minerals, Inc.	6,498,764	43,007,890
Royal Gold, Inc.	1,526,755	64,245,850
Steel Dynamics, Inc.	4,386,100	65,396,751

		272,574,424

Oil, Gas & Consumable Fuels—8.0%
Alliance Resource Partners L.P.	617,100	43,585,773
Berry Petroleum Co., Class A	1,710,600	72,392,592
Calumet Specialty Products Partners L.P.	800,300	29,114,914
Cimarex Energy Co.	1,023,900	66,543,261
CVR Energy, Inc.	1,737,420	82,353,708
Delek U.S. Holdings, Inc.	446,500	12,850,270
Energen Corp.	1,609,700	84,122,922
Ship Finance International Ltd.	3,529,862	52,383,152
Transmontaigne Partners L.P.	76,314	3,198,320
Western Refining, Inc.	2,281,900	64,052,933
World Fuel Services Corp.	2,476,473	99,009,390

		609,607,235

Paper & Forest Products—1.3%
Buckeye Technologies, Inc. (a)	1,560,000	57,782,400
Domtar Corp.	262,200	17,436,300
Neenah Paper, Inc. (a)	834,313	26,506,124

		101,724,824

	Shares	Value
Real Estate Investment Trust—4.8%
American Realty Capital Properties, Inc.	4,442,300	$67,789,498
Franklin Street Properties Corp.	2,630,800	34,726,560
Hatteras Financial Corp.	1,411,700	34,784,288
Omega Healthcare Investors, Inc.	2,211,300	68,594,526
PS Business Parks, Inc.	511,647	36,925,564
Retail Properties of America, Inc., Class A	3,704,101	52,894,562
Starwood Property Trust, Inc.	2,868,700	71,000,325

		366,715,323

Road & Rail—0.7%
Werner Enterprises, Inc.	2,297,841	55,538,817

Software—1.6%
Fair Isaac Corp.	1,096,037	50,231,376
Mentor Graphics Corp.	3,556,394	69,527,502

		119,758,878

Specialty Retail—3.3%
Aaron’s, Inc.	2,221,800	62,232,618
Buckle, Inc.	1,575,769	81,971,504
Group 1 Automotive, Inc. (a)	1,079,601	69,450,732
Rent-A-Center, Inc.	504,298	18,936,390
Sonic Automotive, Inc., Class A	823,900	17,417,246

		250,008,490

Textiles, Apparel & Luxury Goods—1.0%
Wolverine World Wide, Inc.	1,466,964	80,110,904

Thrifts & Mortgage Finance—1.7%
Home Loan Servicing Solutions Ltd. (a)	2,928,500	70,196,145
Washington Federal, Inc.	2,961,700	55,916,896

		126,113,041

Tobacco—1.0%
Universal Corp. (a)	1,320,600	76,396,710

Trading Companies & Distributors—1.5%
Applied Industrial Technologies, Inc.	619,900	29,959,767
TAL International Group, Inc. (a)	1,139,620	49,653,243
Textainer Group Holdings Ltd.	847,872	32,592,200

		112,205,210

Total Common Stock (cost—$5,332,648,449)		7,229,584,225

Mutual Funds—0.9%
AllianzGI Money Market Fund, Institutional II Class (a)	25,000,000	25,000,000
Central Fund of Canada Ltd., Class A	2,848,100	38,734,160

Total Mutual Funds (cost—$60,006,745)		63,734,160

42	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—3.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $298,032,248; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $303,995,656 including accrued interest
(cost—$298,032,000)	$298,032	$298,032,000

Total Investments (cost—$5,690,687,194)—99.9%		7,591,350,385

Other assets less liabilities—0.1%		7,963,264

Net Assets—100.0%		$7,599,313,649

Notes to Schedule of Investments:

(a) Affiliated security.

AllianzGI Opportunity Fund

	Shares	Value
Common Stock—100.1%
Aerospace & Defense—3.3%
Alliant Techsystems, Inc. (a)	18,600	$1,531,338
Astronics Corp. (b)	33,300	1,360,971
Curtiss-Wright Corp. (a)	17,000	630,020

		3,522,329

Airlines—1.8%
Republic Airways Holdings, Inc. (b)	167,600	1,898,908

Auto Components—2.8%
Gentherm, Inc. (b)	21,000	389,970
Stoneridge, Inc. (b)	64,500	750,780
Visteon Corp. (b)	29,100	1,836,792

		2,977,542

Biotechnology—1.5%
Myriad Genetics, Inc. (b)	58,600	1,574,582

Building Products—1.8%
AO Smith Corp.	53,400	1,937,352

Capital Markets—1.4%
Ellington Financial LLC	63,400	1,446,154

Commercial Banks—2.3%
Banner Corp.	48,000	1,621,920
First Merchants Corp.	27,600	473,340
Trico Bancshares	18,500	394,605

		2,489,865

Commercial Services & Supplies—3.3%
G&K Services, Inc., Class A	33,600	1,599,360
UniFirst Corp.	21,300	1,943,625

		3,542,985

Computers & Peripherals—1.2%
Synaptics, Inc. (b)	33,000	1,272,480

Construction & Engineering—1.0%
EMCOR Group, Inc.	26,700	1,085,355

Consumer Finance—3.4%
Green Dot Corp., Class A (b)	105,900	2,112,705
Nelnet, Inc., Class A	42,400	1,530,216

		3,642,921

Diversified Consumer Services—2.4%
Ascent Capital Group, Inc., Class A (b)	19,700	1,537,979
Carriage Services, Inc.	32,100	544,095
Service Corp. International	25,700	463,371

		2,545,445

Diversified Telecommunication Services—1.1%
Lumos Networks Corp.	69,100	1,181,610

Electrical Equipment—1.6%
AZZ, Inc.	26,700	1,029,552
Coleman Cable, Inc.	40,400	729,624

		1,759,176

Electronic Equipment, Instruments & Components—0.5%
Methode Electronics, Inc.	30,900	525,609

Energy Equipment & Services—2.4%
Bristow Group, Inc. (a)	30,100	1,966,132
Dawson Geophysical Co. (b)	15,700	578,702

		2,544,834

Food Products—2.7%
Pilgrim’s Pride Corp. (b)	37,900	566,226
Sanderson Farms, Inc.	35,300	2,344,626

		2,910,852

	Shares	Value
Health Care Equipment & Supplies—1.1%
Cooper Cos., Inc.	5,400	$642,870
West Pharmaceutical Services, Inc.	8,100	569,106

		1,211,976

Health Care Providers & Services—6.9%
Health Net, Inc. (b)	17,000	540,940
Magellan Health Services, Inc. (b)	36,600	2,052,528
PharMerica Corp. (b)	107,300	1,487,178
Providence Service Corp. (b)	70,700	2,056,663
VCA Antech, Inc. (b)	49,200	1,283,628

		7,420,937

Hotels, Restaurants & Leisure—7.2%
AFC Enterprises, Inc. (b)	16,100	578,634
CEC Entertainment, Inc.	47,500	1,949,400
Jack in the Box, Inc. (b)	49,300	1,936,997
Marriott Vacations Worldwide Corp. (b)	29,400	1,271,256
Red Robin Gourmet Burgers, Inc. (b)	36,400	2,008,552

		7,744,839

Household Durables—0.8%
Hovnanian Enterprises, Inc., Class A (b)	145,500	816,255

Insurance—8.9%
American National Insurance Co.	6,300	626,661
Argo Group International Holdings Ltd.	29,370	1,244,994
Hilltop Holdings, Inc. (b)	64,400	1,056,160
Horace Mann Educators Corp.	87,200	2,125,936
ProAssurance Corp.	31,800	1,658,688
Protective Life Corp.	46,900	1,801,429
Stewart Information Services Corp.	37,400	979,506

		9,493,374

Internet & Catalog Retail—0.4%
Overstock.com, Inc. (b)	16,700	470,940

Internet Software & Services—1.1%
comScore, Inc. (b)	47,500	1,158,525

IT Services—4.2%
CoreLogic, Inc. (b)	79,400	1,839,698
Euronet Worldwide, Inc. (b)	17,800	567,108
Global Cash Access Holdings, Inc. (b)	198,100	1,240,106
Heartland Payment Systems, Inc.	12,500	465,625
Syntel, Inc.	6,800	427,516

		4,540,053

Life Sciences Tools & Services—1.4%
Albany Molecular Research, Inc. (b)	86,300	1,024,381
ICON PLC (b)	14,200	503,106

		1,527,487

Machinery—3.8%
Albany International Corp., Class A	15,300	504,594
Hyster-Yale Materials Handling, Inc.	6,500	408,135
Kadant, Inc.	37,300	1,125,341
Oshkosh Corp. (b)	54,200	2,057,974

		4,096,044

Media—3.7%
CTC Media, Inc.	51,500	572,680
Gray Television, Inc. (b)	103,200	743,040

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	43

Schedule of Investments

June 30, 2013

	Shares	Value
Nexstar Broadcasting Group, Inc., Class A	62,600	$2,219,796
Regal Entertainment Group, Class A	26,700	477,930

		4,013,446

Oil, Gas & Consumable Fuels—2.4%
Calumet Specialty Products Partners L.P.	14,600	531,148
Renewable Energy Group, Inc. (b)	141,900	2,019,237

		2,550,385

Personal Products—2.2%
USANA Health Sciences, Inc. (b)	31,900	2,308,922

Pharmaceuticals—0.6%
Santarus, Inc. (b)	31,200	656,760

Professional Services—3.4%
Barrett Business Services, Inc.	31,700	1,655,057
Huron Consulting Group, Inc. (b)	42,100	1,946,704

		3,601,761

Real Estate Investment Trust—1.5%
Cedar Realty Trust, Inc.	121,900	631,442
First Industrial Realty Trust, Inc.	63,200	958,744

		1,590,186

Semiconductors & Semiconductor Equipment—1.8%
RF Micro Devices, Inc. (b)	163,700	875,795
SunPower Corp. (b)	50,100	1,037,070

		1,912,865

Software—3.7%
Aspen Technology, Inc. (b)	18,700	538,373
ePlus, Inc.	8,900	533,021
Manhattan Associates, Inc. (b)	6,300	486,108
Mentor Graphics Corp.	41,900	819,145
Pegasystems, Inc.	15,000	496,800
Rovi Corp. (b)	21,400	488,776
Seachange International, Inc. (b)	51,600	604,236

		3,966,459

Specialty Retail—8.2%
American Eagle Outfitters, Inc.	54,300	991,518
Big 5 Sporting Goods Corp.	97,700	2,144,515
Foot Locker, Inc.	12,500	439,125
Haverty Furniture Cos., Inc.	78,800	1,813,188
Lumber Liquidators Holdings, Inc. (b)	23,800	1,853,306
Penske Automotive Group, Inc.	33,900	1,035,306
Restoration Hardware Holdings, Inc. (b)	6,900	517,500

		8,794,458

Thrifts & Mortgage Finance—2.3%
BofI Holding, Inc. (b)	11,600	531,512
Home Loan Servicing Solutions Ltd. (a)	79,500	1,905,615

		2,437,127

Total Investments (cost—$100,444,892)—100.1%		107,170,798

Value

Liabilities in excess of other assets—(0.1)%	$(101,108)

Net Assets—100.0%	$107,069,690

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI U.S. Managed Volatility Fund

	Shares	Value
Common Stock—98.5%
Beverages—4.0%
PepsiCo, Inc.	26,900	$2,200,151

Commercial Banks—0.4%
Regions Financial Corp.	21,600	205,848

Commercial Services & Supplies—1.3%
Waste Connections, Inc.	16,600	682,924

Construction & Engineering—0.4%
AECOM Technology Corp. (a)	6,800	216,172

Containers & Packaging—0.7%
Packaging Corp. of America	7,400	362,304

Diversified Telecommunication Services—3.2%
AT&T, Inc.	6,200	219,480
CenturyLink, Inc.	16,500	583,275
Verizon Communications, Inc.	19,200	966,528

		1,769,283

Electric Utilities—7.9%
Duke Energy Corp.	7,499	506,183
Exelon Corp.	10,500	324,240
PPL Corp.	61,300	1,854,938
Southern Co.	37,500	1,654,875

		4,340,236

Food & Staples Retailing—3.4%
Wal-Mart Stores, Inc.	25,200	1,877,148

Food Products—11.4%
Campbell Soup Co.	26,500	1,186,935
Dean Foods Co. (a)	24,300	243,486
General Mills, Inc.	43,900	2,130,467
Hershey Co.	12,800	1,142,784
Kellogg Co.	15,600	1,001,988
McCormick & Co., Inc.	3,300	232,188
Mead Johnson Nutrition Co.	4,100	324,843

		6,262,691

Health Care Equipment & Supplies—1.0%
Abbott Laboratories	16,200	565,056

Health Care Providers & Services—10.8%
Aetna, Inc.	2,600	165,204
Cardinal Health, Inc.	4,800	226,560
Cigna Corp.	8,700	630,663
Community Health Systems, Inc.	14,000	656,320
Henry Schein, Inc. (a)	5,800	555,350
Humana, Inc.	3,800	320,644
Laboratory Corp. of America Holdings (a)	6,700	670,670
MEDNAX, Inc. (a)	11,500	1,053,170
Patterson Cos., Inc.	14,800	556,480
VCA Antech, Inc. (a)	42,500	1,108,825

		5,943,886

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	7,000	693,000

Household Products—5.6%
Clorox Co.	11,200	931,168
Kimberly-Clark Corp.	11,800	1,146,252
Procter & Gamble Co.	13,000	1,000,870

		3,078,290

Insurance—16.1%
Alleghany Corp. (a)	500	191,655
Allstate Corp.	22,200	1,068,264
American National Insurance Co.	11,000	1,094,170
Arch Capital Group Ltd. (a)	17,700	909,957
Erie Indemnity Co., Class A	5,400	430,326

44	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Shares	Value
Everest Re Group Ltd.	1,700	$218,042
Markel Corp. (a)	700	368,865
PartnerRe Ltd.	7,800	706,368
RenaissanceRe Holdings Ltd.	15,200	1,319,208
Validus Holdings Ltd.	27,000	975,240
White Mountains Insurance Group Ltd.	2,700	1,552,338

		8,834,433

IT Services—2.2%
Alliance Data Systems Corp. (a)	1,700	307,751
Amdocs Ltd.	16,400	608,276
Visa, Inc., Class A	1,700	310,675

		1,226,702

Life Sciences Tools & Services—1.4%
Techne Corp.	11,200	773,696

Machinery—0.3%
Oshkosh Corp. (a)	4,800	182,256

Media—3.6%
Morningstar, Inc.	18,600	1,442,988
Thomson Reuters Corp.	16,800	547,176

		1,990,164

Multi-line Retail—3.6%
Dollar General Corp. (a)	21,300	1,074,159
Macy’s, Inc.	7,900	379,200
Target Corp.	7,200	495,792

		1,949,151

Multi-Utilities—4.0%
Consolidated Edison, Inc.	24,200	1,411,102
Dominion Resources, Inc.	9,000	511,380
PG&E Corp.	6,500	297,245

		2,219,727

Pharmaceuticals—2.1%
Endo Health Solutions, Inc. (a)	14,500	533,455
Johnson & Johnson	7,200	618,192

		1,151,647

Professional Services—0.6%
Verisk Analytics, Inc., Class A (a)	5,100	304,470

Real Estate Investment Trust—4.5%
Essex Property Trust, Inc.	2,000	317,840
Extra Space Storage, Inc.	8,400	352,212
Hatteras Financial Corp.	28,500	702,240
Home Properties, Inc.	8,600	562,182
Mid-America Apartment Communities, Inc.	7,600	515,052

		2,449,526

Specialty Retail—4.9%
AutoZone, Inc. (a)	1,500	635,535
Gap, Inc.	11,200	467,376
Home Depot, Inc.	4,600	356,362
O’Reilly Automotive, Inc. (a)	9,000	1,013,580
Ross Stores, Inc.	3,700	239,797

		2,712,650

Thrifts & Mortgage Finance—3.8%
Capitol Federal Financial, Inc.	149,200	1,811,288
TFS Financial Corp. (a)	25,800	288,960

		2,100,248

Total Common Stock (cost—$51,676,066)		54,091,659

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $934,001; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $953,956 including accrued interest
(cost—$934,000)	$934	$934,000

Total Investments (cost-$52,610,066)—100.2%		55,025,659

Liabilities in excess of other assets—(0.2)%		(107,018)

Net Assets—100.0%		$54,918,641

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	45

Statements of Assets and Liabilities

June 30, 2013

	AllianzGI Focused Growth	AllianzGI Income & Growth	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value
Assets:
Investments, at value	$467,252,046	$1,337,771,350	$170,269,681	$313,769,026	$24,258,119
Investments in Affiliates, at value	—	—	—	—	—
Cash	992	667,259	17	425	942
Foreign currency, at value	—	—	—	—	—
Receivable for investments sold	5,658,315	15,255,775	2,469,778	1,169,818	—
Dividends and interest receivable (net of foreign taxes)	381,617	10,420,018	144,436	113,592	62,921
Receivable for Fund shares sold	105,672	6,433,074	67,385	158,919	38,624
Investments in Affiliated Funds—Trustee Deferred Compensation Plan (see Note 4)	84,194	45,052	63,099	61,960	4,038
Receivable for investments in Affiliates sold	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	1,363
Total Assets	473,482,836	1,370,592,528	173,014,396	315,273,740	24,366,007
Liabilities:
Payable for investments purchased	4,236,896	34,855,542	2,311,496	1,060,004	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	2,036,724	3,873,069	219,951	1,055,733	33,422
Payable to custodian for cash overdraft	—	—	—	—	—
Investment Advisory fees payable	163,020	662,043	55,211	113,342	12,187
Administration fees payable	141,548	391,199	44,059	93,758	7,458
Trustees Deferred Compensation Plan payable (see Note 4)	84,194	45,052	63,099	61,960	4,038
Distribution fees payable	111,236	276,280	5,450	107,143	4,269
Servicing fees payable	80,261	189,373	6,570	53,322	3,959
Options written, at value	—	623,473	—	—	—
Total Liabilities	6,853,879	40,916,031	2,705,836	2,545,262	65,333
Net Assets	$466,628,957	$1,329,676,497	$170,308,560	$312,728,478	$24,300,674
Net Assets Consist of:
Paid-in-capital	$345,440,706	$1,360,853,545	$103,093,007	$296,117,360	$33,651,534
Undistributed (dividends in excess of) net investment income	335,077	3,168,358	637,035	(1,024,262)	204,344
Accumulated net realized gain (loss)	28,485,818	39,095,639	39,993,578	(32,840,782)	(13,327,420)
Net unrealized appreciation/depreciation of investments	92,367,356	(73,441,045)	26,584,940	50,476,162	3,772,216
Net Assets	$466,628,957	$1,329,676,497	$170,308,560	$312,728,478	$24,300,674
Cost of Investments	$374,884,690	$1,410,804,121	$143,684,741	$263,292,864	$20,485,903
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$858,699	$—	$—	$—

46	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI U.S. Managed Volatility

$8,524,908,293	$695,273,612	$709,364,130	$6,324,160,683	$101,137,693	$55,025,659
25,000,000	—	—	1,267,189,702	6,033,105	—
699	850	929	995	—	841
—	—	9,443	205,082	—	—
22,670,014	—	1,043,722	32,291,170	5,983,181	—

23,609,422	1,580,035	1,287,809	10,074,506	35,213	74,951
10,821,030	630,282	114,418	7,378,203	2,227	145,241
1,136,535	141,516	174,271	830,647	33,791	4,753
—	—	—	1,760,629	—	—
947	—	—	796,931	12,830	—
709,675	28,517	—	—	—	—
8,608,856,615	697,654,812	711,994,722	7,644,688,548	113,238,040	55,251,445

32,401,240	—	—	21,238,798	107,033	137,465
—	—	—	1,615,097	—	—
19,003,203	577,819	838,948	15,794,254	342,905	160,647
—	—	—	—	5,551,293	—
2,983,626	243,543	329,954	3,313,863	52,862	12,522
1,948,611	187,671	214,594	1,519,819	33,740	13,445

1,136,535	141,516	174,271	830,647	33,791	4,753
532,124	61,940	119,100	533,345	28,626	1,687
522,655	61,175	122,724	529,076	18,100	2,285
—	—	—	—	—	—
58,527,994	1,273,664	1,799,591	45,374,899	6,168,350	332,804
$8,550,328,621	$696,381,148	$710,195,131	$7,599,313,649	$107,069,690	$54,918,641

$9,221,109,112	$1,097,254,427	$773,478,328	$5,141,651,583	$101,421,734	$54,066,671
7,597,894	148,282	3,252,472	93,608,799	(1,046,061)	403,515
(1,955,167,147)	(552,682,058)	(216,352,194)	471,748,453	(31,889)	(1,965,214)

1,276,788,762	151,660,497	149,816,525	1,892,304,814	6,725,906	2,413,669
$8,550,328,621	$696,381,148	$710,195,131	$7,599,313,649	$107,069,690	$54,918,641
$7,248,128,530	$543,571,268	$559,276,450	$4,695,721,831	$94,646,690	$52,610,066
$25,000,000	$—	$—	$994,965,363	$5,798,202	$—
$—	$—	$9,479	$205,600	$—	$—
$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	47

Statements of Assets and Liabilities (cont’d)

June 30, 2013

	AllianzGI Focused Growth	AllianzGI Income & Growth	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value
Net Assets:
Class A	$209,789,520	$473,578,615	$22,364,588	$95,365,096	$11,726,546
Class B	2,688,147	—	837,222	1,257,426	459,692
Class C	182,920,739	482,553,872	6,459,110	176,601,886	6,532,966
Class D	6,449,429	32,116,958	3,840,897	1,525,749	1,769,520
Class R	12,865,822	2,547,526	40,918	2,397,898	—
Class P	9,953,437	212,733,862	374,742	1,076,816	3,273,485
Institutional Class	38,077,099	126,145,664	135,113,906	33,050,676	514,287
Administrative Class	3,884,764	—	1,277,177	1,452,931	24,178
Shares Issued and Outstanding:
Class A	6,025,089	39,392,915	1,585,665	29,808,768	923,721
Class B	98,170	—	63,657	429,146	37,083
Class C	6,679,940	41,622,895	491,838	60,474,088	539,063
Class D	211,617	2,660,878	269,676	468,759	137,548
Class R	445,330	210,864	2,924	750,243	—
Class P	344,942	17,512,760	25,977	311,871	252,791
Institutional Class	1,168,562	10,342,661	9,353,432	9,561,889	37,988
Administrative Class	124,342	—	89,416	438,135	1,842
Net Asset Value and Redemption Price Per Share:*
Class A	$34.82	$12.02	$14.10	$3.20	$12.69
Class B	27.38	—	13.15	2.93	12.40
Class C	27.38	11.59	13.13	2.92	12.12
Class D	30.48	12.07	14.24	3.25	12.86
Class R	28.89	12.08	13.99	3.20	—
Class P	28.86	12.15	14.43	3.45	12.95
Institutional Class	32.58	12.20	14.45	3.46	13.54
Administrative Class	31.24	—	14.28	3.32	13.12

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

48	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI U.S. Managed Volatility

$1,683,290,350	$164,173,781	$409,580,903	$2,139,306,329	$43,571,851	$8,182,459
21,647,311	4,010,053	4,824,383	10,026,202	493,331	577,107
449,707,758	97,106,231	194,590,989	326,520,198	49,021,943	1,904,192
271,375,996	38,880,212	10,957,515	118,418,242	621,162	1,404,956
261,166,567	8,507,205	12,738,192	132,477,771	55,322	—
1,247,866,575	10,265,179	6,707,217	125,247,097	873,141	235,237
3,751,106,983	366,608,308	66,059,063	3,537,602,390	12,245,024	42,594,366
864,167,081	6,830,179	4,736,869	1,209,715,420	187,916	20,324

119,042,933	9,349,274	20,148,936	66,929,542	1,675,536	611,185
1,507,998	226,080	266,559	322,678	26,886	46,594
31,524,893	5,506,181	11,245,166	10,742,329	2,672,472	153,867
19,085,862	2,193,703	532,785	3,603,219	32,088	105,067
18,500,805	481,362	709,624	4,030,620	2,959	—
87,800,429	576,681	389,335	3,728,706	45,087	17,059
264,113,586	20,872,514	3,073,978	104,887,265	553,277	3,073,222
60,478,896	386,547	226,740	37,892,521	8,804	1,499

$14.14	$17.56	$20.33	$31.96	$26.00	$13.39
14.36	17.74	18.10	31.07	18.35	12.39
14.27	17.64	17.30	30.40	18.34	12.38
14.22	17.72	20.57	32.86	19.36	13.37
14.12	17.67	17.95	32.87	18.70	—
14.21	17.80	17.23	33.59	19.37	13.79
14.20	17.56	21.49	33.73	22.13	13.86
14.29	17.67	20.89	31.92	21.34	13.56

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	49

Statements of Operations

Year ended June 30, 2013

	AllianzGI Focused Growth	AllianzGI Income & Growth	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value
Investment Income:
Dividends, net of foreign withholding taxes (see Note 1(h))	$7,992,131	$11,197,012	$4,693,043	$3,526,302	$747,362
Interest	849	36,844,357	433	202	34
Dividends from investments in Affiliates	—	—	—	—	—
Miscellaneous	—	215,823	135,266	—	—
Total Investment Income	7,992,980	48,257,192	4,828,742	3,526,504	747,396
Expenses:
Investment advisory	2,433,561	7,468,184	1,223,748	1,476,918	156,107
Administration	2,060,308	4,438,458	871,797	1,212,628	95,630
Distribution — Class B	23,406	—	7,272	12,103	4,002
Distribution — Class C	1,358,586	3,038,402	49,352	1,287,975	47,446
Distribution — Class R	37,962	5,321	755	5,204	—
Servicing — Class A	674,297	1,005,640	99,358	228,894	29,020
Servicing — Class B	7,802	—	2,424	4,034	1,334
Servicing — Class C	452,862	1,012,801	16,451	429,325	15,815
Servicing — Class D	16,247	85,987	20,183	4,504	4,940
Servicing — Class R	37,962	5,321	755	5,204	—
Distribution and/or servicing — Administrative Class	21,360	—	56,165	5,364	55
Trustees	47,044	101,599	23,057	27,530	2,156
Tax	—	155,677	—	—	48
Legal	—	—	—	—	—
Miscellaneous	369	1,485	550	1,666	1,122
Total Expenses	7,171,766	17,318,875	2,371,867	4,701,349	357,675
Less: Investment Advisory/Administration waived	—	—	(78,088)	—	—
Net Expenses	7,171,766	17,318,875	2,293,779	4,701,349	357,675
Net Investment Income (Loss)	821,214	30,938,317	2,534,963	(1,174,845)	389,721
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	118,682,024	101,486,082	64,749,014	13,179,530	872,462
Investments in Affiliates	—	—	—	—	—
Options written	—	(6,499,545)	—	—	—
Foreign currency transactions	—	—	—	—	—
Payments from Affiliates (See Note 10)	—	841	—	11,478	—
Net change in unrealized appreciation/depreciation of:
Investments	(39,080,310)	12,479,310	(31,644,950)	49,811,162	2,942,671
Investments in Affiliates	—	—	—	—	—
Options written	—	454,214	—	—	—
Foreign currency transactions	—	—	—	—	—
Net Realized and Change in Unrealized Gain	79,601,714	107,920,902	33,104,064	63,002,170	3,815,133
Net Increase in Net Assets Resulting from Investment Operations	$80,422,928	$138,859,219	$35,639,027	$61,827,325	$4,204,854

50	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI U.S. Managed Volatility

$291,824,661	$20,878,859	$19,129,260	$183,665,700	$543,334	$983,516
17,339	698	1,899	33,914	171	110
1,885,088	—	—	28,601,527	49,249	—
—	—	—	57,300	—	—
293,727,088	20,879,557	19,131,159	212,358,441	592,754	983,626

36,779,199	3,019,214	4,215,815	40,763,023	947,795	90,224
24,221,506	2,341,244	2,746,458	21,163,611	540,831	101,021
200,274	38,640	51,415	82,517	5,447	5,029
3,285,584	740,475	1,450,308	2,472,856	386,789	16,846
621,831	23,653	31,110	331,128	180	—
4,101,533	413,856	1,024,124	5,257,549	123,206	17,680
66,758	12,880	17,138	27,506	1,816	1,676
1,095,195	246,825	483,436	824,285	128,930	5,615
679,191	96,964	27,435	298,282	1,353	1,753
621,831	23,653	31,110	331,128	180	—
2,414,783	17,348	11,796	3,100,296	616	47
718,663	58,481	61,275	627,808	20,594	2,991
—	—	19,348	53,500	—	—
—	—	—	72,435	—	—
1,078	2,573	331	7,855	8,327	855
74,807,426	7,035,806	10,171,099	75,413,779	2,166,064	243,737
—	—	—	(2,187,791)	(45,487)	—
74,807,426	7,035,806	10,171,099	73,225,988	2,120,577	243,737
218,919,662	13,843,751	8,960,060	139,132,453	(1,527,823)	739,889

392,656,772	52,643,416	64,301,440	658,121,145	15,284,011	1,176,492
(122,178,636)	—	—	34,418,460	(16,711)	—
—	—	—	—	—	—
—	—	(60,011)	(88,874)	—	—
—	—	—	—	—	—

1,014,573,339	73,577,628	69,855,485	422,456,663	(106,685)	1,148,605
124,273,932	—	—	180,858,620	234,903	—
—	—	—	—	—	—
—	—	33,447	(18,270)	—	—
1,409,325,407	126,221,044	134,130,361	1,295,747,744	15,395,518	2,325,097
$1,628,245,069	$140,064,795	$143,090,421	$1,434,880,197	$13,867,695	$3,064,986

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	51

Statements of Changes in Net Assets

	AllianzGI Focused Growth		AllianzGI Income & Growth		AllianzGI Large-Cap Growth

	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$821,214	$(1,311,934)	$30,938,317	$24,567,731	$2,534,963	$1,990,408
Net realized gain (loss)	118,682,024	10,635,417	94,987,378	49,909,372	64,749,014	24,662,662
Net change in unrealized appreciation/depreciation	(39,080,310)	5,500,680	12,933,524	(76,325,728)	(31,644,950)	(33,674,622)
Net increase (decrease) in net assets resulting from investment operations	80,422,928	14,824,163	138,859,219	(1,848,625)	35,639,027	(7,021,552)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(12,058,382)	(12,632,139)	(469,060)	(42)
Class B	—	—	—	—	(1)	(27)
Class C	—	—	(11,725,751)	(10,865,148)	(25,687)	(50)
Class D	—	—	(939,390)	(1,407,817)	(1,544)	(25)
Class R	—	—	(60,076)	(23,329)	(3,314)	(15)
Class P	—	—	(5,669,750)	(4,637,069)	(2,802)	(5)
Institutional Class	—	—	(3,642,057)	(3,191,103)	(3,184,430)	(525,317)
Administrative Class	—	—	—	—	(153,034)	(26)
Net realized capital gains:
Class A	(12,415,071)	—	(23,315,873)	(16,606,550)	(4,050,204)	—
Class B	(232,091)	—	—	—	(88,812)	—
Class C	(13,394,187)	—	(24,207,701)	(15,627,806)	(612,926)	—
Class D	(405,513)	—	(2,021,042)	(1,804,524)	(730,698)	—
Class R	(1,244,039)	—	(121,296)	(35,458)	(32,216)	—
Class P	(681,778)	—	(10,637,270)	(5,997,397)	(22,890)	—
Institutional Class	(1,792,337)	—	(6,924,285)	(4,170,773)	(19,666,296)	—
Administrative Class	(815,456)	—	—	—	(1,618,576)	—
Total Dividends and Distributions to Shareholders	(30,980,472)	—	(101,322,873)	(76,999,113)	(30,662,490)	(525,507)
Fund Share Transactions:
Net proceeds from the sale of shares	60,527,217	57,035,984	573,823,896	557,495,201	53,289,492	72,690,941
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	27,247,828	—	81,542,232	59,048,286	30,028,075	520,177
Cost of shares redeemed	(268,581,861)	(127,676,822)	(355,731,310)	(309,891,318)	(293,220,227)	(156,304,892)
Net increase (decrease) from Fund share transactions	(180,806,816)	(70,640,838)	299,634,818	306,652,169	(209,902,660)	(83,093,774)
Total Increase (Decrease) in Net Assets	(131,364,360)	(55,816,675)	337,171,164	227,804,431	(204,926,123)	(90,640,833)
Net Assets:
Beginning of year	597,993,317	653,809,992	992,505,333	764,700,902	375,234,683	465,875,516
End of year*	$466,628,957	$597,993,317	$1,329,676,497	$992,505,333	$170,308,560	$375,234,683
* Including undistributed (dividends in excess of) net investment income of:	$335,077	$(488,277)	$3,168,358	$815,049	$637,035	$1,942,114

52	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Mid-Cap		AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value		AllianzGI NFJ Large-Cap Value

Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012

$(1,174,845)	$(407,050)	$389,721	$363,622	$218,919,662	$213,527,558	$13,843,751	$20,485,925
13,191,008	44,794,371	872,462	(160,982)	270,478,136	318,061,584	52,643,416	34,096,694
49,811,162	(69,735,065)	2,942,671	(519,005)	1,138,847,271	(399,858,883)	73,577,628	(77,953,915)
61,827,325	(25,347,744)	4,204,854	(316,365)	1,628,245,069	131,730,259	140,064,795	(23,371,296)

—	—	(212,221)	(189,642)	(37,719,845)	(45,272,941)	(3,507,924)	(3,967,446)
—	—	(4,523)	(4,958)	(258,937)	(773,770)	(31,729)	(230,265)
—	—	(72,261)	(61,454)	(4,918,711)	(8,465,004)	(772,690)	(1,657,202)
—	—	(29,199)	(29,302)	(5,682,132)	(15,472,963)	(514,656)	(6,097,217)
—	—	—	—	(4,845,630)	(5,792,602)	(161,191)	(195,656)
—	—	(62,957)	(46,656)	(31,192,489)	(32,879,082)	(263,464)	(245,576)
—	—	(9,117)	(910)	(104,301,269)	(82,704,657)	(9,086,700)	(8,170,247)
—	—	(422)	(334)	(23,951,773)	(28,139,668)	(159,484)	(136,320)

(6,904,920)	(323,604)	—	—	—	—	—	—
(129,648)	(52,650)	—	—	—	—	—	—
(14,175,326)	(170,890)	—	—	—	—	—	—
(140,523)	(51,552)	—	—	—	—	—	—
(172,331)	(54,477)	—	—	—	—	—	—
(73,561)	—	—	—	—	—	—	—
(3,992,713)	(1,507,214)	—	—	—	—	—	—
(92,191)	(83,168)	—	—	—	—	—	—
(25,681,213)	(2,243,555)	(390,700)	(333,256)	(212,870,786)	(219,500,687)	(14,497,838)	(20,699,929)

19,159,795	12,403,769	7,922,407	9,005,240	2,222,751,401	2,690,747,384	88,710,094	559,693,226
—	289,147,651	—	—	—	—	—	—

22,046,384	2,157,476	339,739	281,461	188,981,671	188,070,307	13,766,791	19,555,658
(96,469,911)	(26,077,003)	(11,310,969)	(8,834,834)	(3,021,960,809)	(3,120,183,184)	(191,603,646)	(1,135,725,610)

(55,263,732)	277,631,893	(3,048,823)	451,867	(610,227,737)	(241,365,493)	(89,126,761)	(556,476,726)
(19,117,620)	250,040,594	765,331	(197,754)	805,146,546	(329,135,921)	36,440,196	(600,547,951)

331,846,098	81,805,504	23,535,343	23,733,097	7,745,182,075	8,074,317,996	659,940,952	1,260,488,903
$312,728,478	$331,846,098	$24,300,674	$23,535,343	$8,550,328,621	$7,745,182,075	$696,381,148	$659,940,952
$(1,024,262)	$(457,974)	$204,344	$209,482	$7,597,894	$2,603,358	$148,282	$985,507

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	53

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$8,960,060	$7,261,167	$139,132,453	$104,490,592
Net realized gain	64,241,429	22,912,398	692,450,731	368,742,272
Net change in unrealized appreciation/depreciation	69,888,932	(67,716,710)	603,297,013	(760,370,944)
Net increase (decrease) in net assets resulting from investment operations	143,090,421	(37,543,145)	1,434,880,197	(287,138,080)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,498,523)	(4,764,740)	(26,851,875)	(34,738,593)
Class B	(3)	(20)	(35,639)	(6)
Class C	(2,940,012)	(1,235,144)	(2,003,277)	(2,881,608)
Class D	(173,827)	(112,786)	(1,451,099)	(1,914,847)
Class R	(237,252)	(162,834)	(1,146,411)	(1,897,752)
Class P	(224,526)	(51,066)	(1,810,455)	(1,485,242)
Institutional Class	(1,278,738)	(237,732)	(49,963,820)	(48,835,797)
Administrative Class	(89,300)	(67,689)	(18,164,597)	(23,227,315)
Net realized capital gains:
Class A	—	—	(122,208,135)	(65,152,963)
Class B	—	—	(673,997)	(571,531)
Class C	—	—	(20,507,359)	(10,894,927)
Class D	—	—	(6,885,101)	(3,692,932)
Class R	—	—	(7,408,774)	(4,384,178)
Class P	—	—	(6,979,247)	(2,345,151)
Institutional Class	—	—	(172,362,342)	(71,715,158)
Administrative Class	—	—	(73,087,870)	(39,520,780)
Total Dividends and Distributions to Shareholders	(12,442,181)	(6,632,011)	(511,539,998)	(313,258,780)
Fund Share Transactions:
Net proceeds from the sale of shares	59,692,958	118,607,688	1,306,824,374	1,447,938,599
Issued in reinvestment of dividends and distributions	10,982,134	5,704,783	472,057,701	284,301,543
Cost of shares redeemed	(172,844,573)	(237,558,908)	(1,931,936,622)	(2,173,542,227)
Net increase (decrease) from Fund share transactions	(102,169,481)	(113,246,437)	(153,054,547)	(441,302,085)
Total Increase (Decrease) in Net Assets	28,478,759	(157,421,593)	770,285,652	(1,041,698,945)
Net Assets:
Beginning of year	681,716,372	839,137,965	6,829,027,997	7,870,726,942
End of year*	$710,195,131	$681,716,372	$7,599,313,649	$6,829,027,997
* Including undistributed (dividends in excess of) net investment income of:	$3,252,472	$7,466,450	$93,608,799	$78,153,006

54	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity		AllianzGI U.S. Managed Volatility

Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012

$(1,527,823)	$(2,778,963)	$739,889	$276,958
15,267,300	3,524,566	1,176,492	2,457,295
128,218	(47,102,467)	1,148,605	(2,295,280)
13,867,695	(46,356,864)	3,064,986	438,973

—	—	(178,132)	(19,069)
—	—	(10,908)	(1)
—	—	(38,909)	(2)
—	—	(13,678)	(3,175)
—	—	—	—
—	—	(3,677)	(620)
—	—	(336,506)	(65,234)
—	—	(485)	(108)

(1,466,946)	(1,625,160)	(706,532)	(451,244)
(31,033)	(72,951)	(74,654)	(105,660)
(2,116,816)	(2,305,361)	(244,234)	(265,666)
(21,338)	(47,036)	(58,097)	(49,342)
(1,865)	(6,194)	—	—
(49,495)	(65,492)	(13,542)	(6,239)
(1,672,133)	(2,808,572)	(1,213,620)	(691,714)
(9,095)	(23,409)	(1,896)	(1,414)
(5,368,721)	(6,954,175)	(2,894,870)	(1,659,488)

19,494,239	29,960,290	47,381,251	8,465,971
4,811,413	6,280,345	2,409,925	1,479,328
(92,237,077)	(123,156,142)	(13,538,530)	(13,894,500)
(67,931,425)	(86,915,507)	36,252,646	(3,949,201)
(59,432,451)	(140,226,546)	36,422,762	(5,169,716)

166,502,141	306,728,687	18,495,879	23,665,595
$107,069,690	$166,502,141	$54,918,641	$18,495,879
$(1,046,061)	$(1,079,851)	$403,515	$244,526

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	55

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2013	$31.57	$0.14	$5.14	$5.28	$—	$(2.03)
6/30/2012	30.58	— (d)	0.99	0.99	—	—
6/30/2011	23.21	(0.05)	7.42	7.37	—	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)	—
6/30/2009	27.97	0.03	(6.85)	(6.82)	—	—
Class B
6/30/2013	$25.43	$(0.10)	$4.08	$3.98	$—	$(2.03)
6/30/2012	24.82	(0.18)	0.79	0.61	—	—
6/30/2011	18.97	(0.20)	6.05	5.85	—	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (g)	—
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—
Class C
6/30/2013	$25.43	$(0.09)	$4.07	$3.98	$—	$(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
6/30/2011	18.98	(0.21)	6.04	5.83	—	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (g)	—
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—	—
Class D
6/30/2013	$27.88	$0.11	$4.52	$4.63	$—	$(2.03)
6/30/2012	27.01	— (d)	0.87	0.87	—	—
6/30/2011	20.50	(0.05)	6.56	6.51	—	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)	—
6/30/2009	24.72	0.04	(6.07)	(6.03)	—	—
Class R
6/30/2013	$26.59	$0.04	$4.29	$4.33	$—	$(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
6/30/2011	19.65	(0.10)	6.27	6.17	—	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)	—
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—	—
Class P
6/30/2013	$26.43	$0.18	$4.28	$4.46	$—	$(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
6/30/2011	19.34	0.01	6.19	6.20	—	—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)	—
7/7/2008* - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—	—
Institutional Class
6/30/2013	$29.57	$0.23	$4.81	$5.04	$—	$(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
6/30/2011	21.59	0.05	6.90	6.95	—	—
6/30/2010	19.62	0.12	1.89	2.01	(0.04)	—
6/30/2009	25.84	0.11	(6.33)	(6.22)	—	—
Administrative Class
6/30/2013	$28.50	$0.15	$4.62	$4.77	$—	$(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—	—
6/30/2011	20.91	(0.01)	6.68	6.67	—	—
6/30/2010	19.04	0.06	1.84	1.90	(0.03)	—
6/30/2009	25.14	0.09	(6.19)	(6.10)	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Less than 0.005%.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(g)	Less than $(0.01) per share.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.

56	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.03)	$—		$34.82		17.48%		$209,790	1.12%	0.41%	141%
—	—		31.57		3.24		343,859	1.16	— (e)	81
—	—		30.58		31.75		372,361	1.16	(0.18)	92
(0.02)	—	(d)	23.21		9.81		352,728	1.16	0.14	111
—	—	(d)	21.15	(f)	(24.38	)(f)	177,764	1.17	0.14	143

$(2.03)	$—		$27.38		16.56%		$2,688	1.87%	(0.37)%	141%
—	—		25.43		2.46		3,709	1.91	(0.75)	81
—	—		24.82		30.84		6,860	1.91	(0.91)	92
— (g)	—	(d)	18.97		8.96		12,385	1.91	(0.56)	111
—	—	(d)	17.41	(h)	(24.96	)(h)	15,507	1.92	(0.63)	143

$(2.03)	$—		$27.38		16.56%		$182,921	1.87%	(0.36)%	141%
—	—		25.43		2.50		178,931	1.91	(0.75)	81
—	—		24.81		30.72		200,471	1.91	(0.93)	92
— (g)	—	(d)	18.98		9.02		179,160	1.91	(0.56)	111
—	—	(d)	17.41	(h)	(24.96	)(h)	182,278	1.92	(0.62)	143

$(2.03)	$—		$30.48		17.47%		$6,449	1.12%	0.37%	141%
—	—		27.88		3.22		8,433	1.16	— (e)	81
—	—		27.01		31.76		8,858	1.16	(0.19)	92
(0.03)	—	(d)	20.50		9.83		8,704	1.16	0.19	111
—	—	(d)	18.69	(i)	(24.39	)(i)	11,562	1.16	0.23	143

$(2.03)	$—		$28.89		17.17%		$12,866	1.37%	0.14%	141%
—	—		26.59		2.98		17,051	1.41	(0.25)	81
—	—		25.82		31.40		19,733	1.41	(0.44)	92
(0.02)	—	(d)	19.65		9.59		14,637	1.41	(0.08)	111
—	—	(d)	17.95	(j)	(24.61	)(j)	9,830	1.40	(0.06)	143

$(2.03)	$—		$28.86		17.79%		$9,953	0.87%	0.64%	141%
—	—		26.43		3.48		9,665	0.91	0.25	81
—	—		25.54		32.06		8,875	0.91	0.05	92
(0.04)	—	(d)	19.34		10.15		6,715	0.89	0.45	111
—	—	(d)	17.59	(k)	(22.58	)(k)	5,945	0.85 (l)	0.63 (l)	143

$(2.03)	$—		$32.58		17.90%		$38,077	0.77%	0.75%	141%
—	—		29.57		3.61		27,659	0.81	0.35	81
—	—		28.54		32.19		28,030	0.81	0.20	92
(0.04)	—	(d)	21.59		10.22		45,456	0.80	0.55	111
—	—	(d)	19.62	(m)	(24.10	)(m)	43,143	0.76	0.58	143

$(2.03)	$—		$31.24		17.62%		$3,885	1.02%	0.51%	141%
—	—		28.50		3.34		8,686	1.06	0.10	81
—	—		27.58		31.90		8,622	1.06	(0.05)	92
(0.03)	—	(d)	20.91		9.95		10,579	1.05	0.29	111
—	—	(d)	19.04	(n)	(24.26	)(n)	7,920	1.01	0.50	143

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(l)	Annualized.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	57

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2013	$11.55	$0.34	$1.18	$1.52	$(0.35)	$(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)
Class C
6/30/2013	$11.23	$0.25	$1.13	$1.38	$(0.32)	$(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)
Class D
6/30/2013	$11.59	$0.35	$1.18	$1.53	$(0.35)	$(0.70)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)	(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)
Class R
6/30/2013	$11.62	$0.31	$1.19	$1.50	$(0.34)	$(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
6/30/2013	$11.64	$0.38	$1.19	$1.57	$(0.36)	$(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)
7/7/2008* - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)
Institutional Class
6/30/2013	$11.67	$0.39	$1.20	$1.59	$(0.36)	$(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.
(f)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

58	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.05)	$—		$12.02	(f)	13.63	%(f)	$473,578	1.32%	2.88%	193%
(1.07)	—		11.55		(0.22)		349,492	1.31	3.10	129
(1.07)	—		12.69		24.66		320,215	1.31	2.91	192
(1.04)	—		11.10		18.87		79,686	1.32	3.75	186
(1.44)	—	(d)	10.22		(14.38)		13,246	1.30	4.99	159

$(1.02)	$—		$11.59	(f)	12.78	%(f)	$482,554	2.07%	2.13%	193%
(1.03)	—		11.23		(1.01)		340,815	2.06	2.36	129
(1.04)	—		12.42		23.77		265,737	2.06	2.14	192
(1.04)	—		10.93		17.90		40,389	2.06	3.01	186
(1.38)	—	(d)	10.14		(14.97)		4,416	2.05	4.47	159

$(1.05)	$—		$12.07	(f)	13.65	%(f)	$32,117	1.32%	2.92%	193%
(1.07)	—		11.59		(0.22)		37,672	1.31	3.09	129
(1.08)	—		12.73		24.59		37,456	1.31	2.87	192
(1.07)	—		11.13		18.84		4,103	1.32	3.76	186
(1.44)	—	(d)	10.27		(14.36)		491	1.28	4.56	159

$(1.04)	$—		$12.08	(f)	13.38	%(f)	$2,547	1.57%	2.61%	193%
(1.06)	—		11.62		(0.50)		1,338	1.54	2.94	129
(0.34)	—		12.78		(0.84)		10	1.56 (e)	2.28 (e)	192

$(1.06)	$—		$12.15	(f)	13.97	%(f)	$212,734	1.07%	3.13%	193%
(1.09)	—		11.64		(0.01)		156,842	1.06	3.37	129
(1.09)	—		12.77		25.06		81,471	1.06	3.16	192
(1.09)	—		11.14		19.11		12,979	1.07	4.01	186
(1.46)	—		10.27		(12.86)		44	1.01 (e)	5.73 (e)	159

$(1.06)	$—		$12.20	(f)	14.14	%(f)	$126,146	0.97%	3.23%	193%
(1.09)	—		11.67		0.04		106,346	0.96	3.46	129
(1.09)	—		12.80		25.15		59,812	0.96	3.30	192
(1.08)	—		11.16		19.26		24,362	0.96	4.13	186
(1.47)	—	(d)	10.27		(14.03)		28,853	0.92	5.68	159

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	59

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Large-Cap Growth:
Class A
6/30/2013	$13.76	$0.10	$1.66	$1.76	$(0.14)	$(1.28)
6/30/2012	13.94	0.03	(0.21)	(0.18)	— (d)	—
6/30/2011	10.83	— (e)	3.12	3.12	(0.01)	—
6/30/2010	10.07	— (e)	0.80	0.80	(0.04)	—
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)	(0.22)
Class B
6/30/2013	$12.88	$(0.01)	$1.56	$1.55	$— (d)	$(1.28)
6/30/2012	13.15	(0.07)	(0.20)	(0.27)	— (d)	—
6/30/2011	10.29	(0.09)	2.95	2.86	— (d)	—
6/30/2010	9.61	(0.08)	0.76	0.68	— (d)	—
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—	(0.22)
Class C
6/30/2013	$12.91	$(0.01)	$1.56	$1.55	$(0.05)	$(1.28)
6/30/2012	13.18	(0.06)	(0.21)	(0.27)	— (d)	—
6/30/2011	10.31	(0.09)	2.96	2.87	— (d)	—
6/30/2010	9.63	(0.08)	0.76	0.68	— (d)	—
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—	(0.22)
Class D
6/30/2013	$13.75	$0.08	$1.69	$1.77	$— (d)	$(1.28)
6/30/2012	13.94	0.03	(0.22)	(0.19)	— (d)	—
6/30/2011	10.83	— (e)	3.11	3.11	— (d)	—
6/30/2010	10.06	— (e)	0.81	0.81	(0.04)	—
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)	(0.22)
Class R
6/30/2013	$13.67	$0.05	$1.67	$1.72	$(0.12)	$(1.28)
6/30/2012	13.89	— (e)	(0.22)	(0.22)	— (d)	—
6/30/2011	10.82	(0.04)	3.11	3.07	— (d)	—
6/30/2010	10.05	(0.03)	0.81	0.78	(0.01)	—
6/30/2009	12.91	0.02	(2.66)	(2.64)	—	(0.22)
Class P
6/30/2013	$14.01	$0.12	$1.72	$1.84	$(0.14)	$(1.28)
6/30/2012	14.17	0.05	(0.21)	(0.16)	— (d)	—
6/30/2011	11.00	0.03	3.18	3.21	(0.04)	—
6/30/2010	10.23	0.03	0.81	0.84	(0.07)	—
7/7/2008* - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)	(0.22)
Institutional Class
6/30/2013	$14.06	$0.15	$1.71	$1.86	$(0.19)	$(1.28)
6/30/2012	14.23	0.08	(0.22)	(0.14)	(0.03)	—
6/30/2011	11.04	0.05	3.18	3.23	(0.04)	—
6/30/2010	10.25	0.05	0.81	0.86	(0.07)	—
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)	(0.22)
Administrative Class
6/30/2013	$13.88	$0.10	$1.69	$1.79	$(0.11)	$(1.28)
6/30/2012	14.05	0.05	(0.22)	(0.17)	— (d)	—
6/30/2011	10.92	0.01	3.15	3.16	(0.03)	—
6/30/2010	10.15	0.02	0.81	0.83	(0.06)	—
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)	(0.22)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

60	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.42)	$—		$14.10		14.03%		$22,365	1.08%	1.11%	0.73%	54%
— (d)	—		13.76		(1.29)		52,349	1.11	1.11	0.25	46
(0.01)	—		13.94		28.78		63,840	1.11	1.11	0.01	69
(0.04)	—	(e)	10.83	(f)	7.90	(f)	49,858	1.11	1.11	0.03	45
(0.25)	—	(e)	10.07		(19.87)		38,641	1.12	1.12	0.40	61

$(1.28)	$—		$13.15		13.16%		$837	1.83%	1.86%	(0.11)%	54%
— (d)	—		12.88		(2.05)		1,267	1.86	1.86	(0.54)	46
— (d)	—		13.15		27.79		3,114	1.86	1.86	(0.76)	69
— (d)	—	(e)	10.29	(f)	7.09	(f)	4,533	1.86	1.86	(0.73)	45
(0.22)	—	(e)	9.61		(20.47)		4,714	1.87	1.87	(0.36)	61

$(1.33)	$—		$13.13		13.15%		$6,459	1.83%	1.86%	(0.11)%	54%
— (d)	—		12.91		(2.05)		6,910	1.86	1.86	(0.51)	46
— (d)	—		13.18		27.84		9,801	1.86	1.86	(0.74)	69
— (d)	—	(e)	10.31	(f)	7.08	(f)	8,145	1.86	1.86	(0.72)	45
(0.22)	—	(e)	9.63		(20.50)		6,151	1.87	1.87	(0.35)	61

$(1.28)	$—		$14.24		13.99%		$3,841	1.08%	1.11%	0.59%	54%
— (d)	—		13.75		(1.36)		28,042	1.11	1.11	0.25	46
— (d)	—		13.94		28.76		35,106	1.11	1.11	— (g)	69
(0.04)	—	(e)	10.83	(f)	7.9	1(f)	32,173	1.11	1.11	0.03	45
(0.24)	—	(e)	10.06		(19.88)		20,748	1.12	1.12	0.39	61

$(1.40)	$—		$13.99		13.75%		$41	1.33%	1.36%	0.40%	54%
— (d)	—		13.67		(1.58)		362	1.36	1.36	0.01	46
— (d)	—		13.89		28.37		374	1.36	1.36	(0.30)	69
(0.01)	—	(e)	10.82	(f)	7.73	(f)	4,376	1.36	1.36	(0.23)	45
(0.22)	—	(e)	10.05		(20.13)		3,980	1.37	1.37	0.16	61

$(1.42)	$—		$14.43		14.35%		$375	0.83%	0.86%	0.86%	54%
— (d)	—		14.01		(1.13)		444	0.86	0.86	0.40	46
(0.04)	—		14.17		29.06		2,692	0.86	0.86	0.25	69
(0.07)	—	(e)	11.00	(f)	8.28	(f)	2,433	0.85	0.85	0.29	45
(0.31)	—	(e)	10.23		(17.98)		2,216	0.81 (h)	0.81 (h)	0.84 (h)	61

$(1.47)	$—		$14.45		14.46%		$135,114	0.73%	0.76%	1.06%	54%
(0.03)	—		14.06		(1.00)		251,305	0.76	0.76	0.60	46
(0.04)	—		14.23		29.30		313,932	0.76	0.76	0.36	69
(0.07)	—	(e)	11.04	(f)	8.26	(f)	246,783	0.75	0.75	0.39	45
(0.29)	—	(e)	10.25		(19.53)		240,441	0.72	0.72	0.80	61

$(1.39)	$—		$14.28		14.07%		$1,277	0.98%	1.01%	0.72%	54%
— (d)	—		13.88		(1.21)		34,556	1.01	1.01	0.35	46
(0.03)	—		14.05		28.92		37,017	1.01	1.01	0.11	69
(0.06)	—	(e)	10.92	(f)	8.10	(f)	33,725	1.00	1.00	0.14	45
(0.27)	—	(e)	10.15		(19.78)		16,555	0.97	0.97	0.56	61

(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than 0.005%.
(h)	Annualized.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	61

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
6/30/2013	$2.83	$— (d)	$0.60	$0.60	$—		$(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(d)	—
6/30/2010	1.95	(0.01)	0.42	0.41	—	(d)	—
6/30/2009	2.67	— (d)	(0.71)	(0.71)	—		(0.01)
Class B
6/30/2013	$2.63	$(0.02)	$0.55	$0.53	$—		$(0.23)
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—		(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(d)	—
6/30/2010	1.86	(0.03)	0.40	0.37	—	(d)	—
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)
Class C
6/30/2013	$2.62	$(0.02)	$0.55	$0.53	$—		$(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—		(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(d)	—
6/30/2010	1.85	(0.03)	0.40	0.37	—	(d)	—
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)
Class D
6/30/2013	$2.88	$— (d)	$0.60	$0.60	$—		$(0.23)
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(d)	—
6/30/2010	1.98	(0.01)	0.42	0.41	—	(d)	—
6/30/2009	2.70	— (d)	(0.71)	(0.71)	—		(0.01)
Class R
6/30/2013	$2.84	$(0.01)	$0.60	$0.59	$—		$(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—		(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(d)	—
6/30/2010	1.97	(0.02)	0.43	0.41	—	(d)	—
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)
Class P
6/30/2013	$3.03	$0.01	$0.64	$0.65	$—		$(0.23)
4/2/2012* - 6/30/2012	3.40	— (f)	(0.37)	(0.37)	—		—
Institutional Class
6/30/2013	$3.03	$0.01	$0.65	$0.66	$—		$(0.23)
6/30/2012	3.49	— (d)	(0.36)	(0.36)	—		(0.10)
6/30/2011	2.51	— (d)	0.99	0.99	(0.01)		—
6/30/2010	2.07	— (d)	0.44	0.44	—	(d)	—
6/30/2009	2.81	— (f)	(0.73)	(0.73)	—		(0.01)
Administrative Class
6/30/2013	$2.92	$— (d)	$0.63	$0.63	$—		$(0.23)
6/30/2012	3.37	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.43	(0.01)	0.96	0.95	(0.01)		—
6/30/2010	2.01	(0.01)	0.43	0.42	—	(d)	—
6/30/2009	2.74	— (d)	(0.72)	(0.72)	—		(0.01)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

62	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.23)	$—		$3.20	(e)	22.89	%(e)	$95,365	1.13%	(0.02)%	76%
(0.10)	—		2.83	(e)	(10.52	)(e)	95,731	1.13	(0.24)	303
— (d)	—		3.28	(e)	39.17	(e)	11,498	1.13	(0.46)	133
— (d)	—		2.36		21.03		5,496	1.14	(0.46)	110
(0.01)	—	(f)	1.95		(26.34)		2,608	1.14	(0.20)	139

$(0.23)	$—		$2.93	(e)	21.90	%(e)	$1,257	1.88%	(0.79)%	76%
(0.10)	—		2.63	(e)	(11.21	)(e)	2,320	1.88	(1.15)	303
— (d)	—		3.08	(e)	38.12	(e)	2,344	1.88	(1.19)	133
— (d)	—		2.23		19.90		1,950	1.89	(1.19)	110
(0.01)	—	(f)	1.86		(26.98)		1,260	1.89	(0.96)	139

$(0.23)	$—		$2.92	(e)	21.99	%(e)	$176,602	1.88%	(0.76)%	76%
(0.10)	—		2.62	(e)	(10.97	)(e)	173,734	1.88	(0.91)	303
— (d)	—		3.06	(e)	37.84	(e)	5,942	1.88	(1.21)	133
— (d)	—		2.22		20.01		2,964	1.89	(1.19)	110
(0.01)	—	(f)	1.85		(27.09)		2,042	1.88	(0.95)	139

$(0.23)	$—		$3.25	(e)	22.46	%(e)	$1,526	1.13%	(0.02)%	76%
(0.10)	—		2.88	(e)	(10.35	)(e)	1,858	1.13	(0.40)	303
— (d)	—		3.33	(e)	39.38	(e)	1,807	1.13	(0.45)	133
— (d)	—		2.39		20.80		1,421	1.14	(0.43)	110
(0.01)	—	(f)	1.98		(26.32)		638	1.14	(0.21)	139

$(0.23)	$—		$3.20	(e)	22.46	%(e)	$2,398	1.38%	(0.23)%	76%
(0.10)	—		2.84	(e)	(10.49	)(e)	1,332	1.38	(0.68)	303
— (d)	—		3.29	(e)	38.98	(e)	1,832	1.38	(0.71)	133
— (d)	—		2.38		20.41		619	1.38	(0.68)	110
(0.01)	—	(f)	1.97		(26.42)		76	1.38	(0.36)	139

$(0.23)	$—		$3.45	(e)	23.02	%(e)	$1,077	0.88%	0.21%	76%
—	—		3.03	(e)	(10.88	)(e)	1,405	0.88 (g)	0.14 (g)	303

$(0.23)	$—		$3.46	(e)	23.38	%(e)	$33,050	0.78%	0.41%	76%
(0.10)	—		3.03	(e)	(10.17	)(e)	51,878	0.78	(0.06)	303
(0.01)	—		3.49	(e)	39.90	(e)	55,460	0.78	(0.09)	133
— (d)	—		2.51		20.93		40,206	0.78	(0.08)	110
(0.01)	—	(f)	2.07		(26.00)		35,085	0.74	0.19	139

$(0.23)	$—		$3.32	(e)	23.21	%(e)	$1,453	1.03%	(0.06)%	76%
(0.10)	—		2.92	(e)	(10.23	)(e)	3,588	1.03	(0.32)	303
(0.01)	—		3.37	(e)	39.11	(e)	2,923	1.03	(0.35)	133
— (d)	—		2.43		20.92		74	1.03	(0.28)	110
(0.01)	—	(f)	2.01		(26.30)		11	0.99	(0.16)	139

(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.
(g)	Annualized.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	63

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value:
Class A
6/30/2013	$10.83	$0.21	$1.87	$2.08	$(0.22)
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)
Class B
6/30/2013	$10.54	$0.12	$1.83	$1.95	$(0.09)
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)
Class C
6/30/2013	$10.35	$0.12	$1.78	$1.90	$(0.13)
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)
Class D
6/30/2013	$10.98	$0.23	$1.87	$2.10	$(0.22)
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)
Class P
6/30/2013	$11.05	$0.24	$1.91	$2.15	$(0.25)
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
7/7/2008* - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)
Institutional Class
6/30/2013	$11.55	$0.26	$2.00	$2.26	$(0.27)
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (f)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)
Administrative Class
6/30/2013	$11.20	$0.23	$1.92	$2.15	$(0.23)
6/30/2012	11.53	0.21	(0.35)	(0.14)	(0.19)
6/30/2011	8.67	0.22	2.90	3.12	(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

64	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$12.69	19.42%	$11,727	1.31%	1.79%	38%
—		10.83	(1.32)	12,026	1.31	1.81	36
—		11.16	36.26	12,477	1.32	1.99	68
—		8.40	23.50	7,819	1.32	2.21	17
—	(d)	6.97	(34.71)	5,612	1.33	3.27	71

$—		$12.40	18.65%	$460	2.06%	1.03%	38%
—		10.54	(2.13)	630	2.06	1.01	36
—		10.83	35.34	1,249	2.07	1.23	68
—		8.13	22.65	1,300	2.07	1.39	17
—	(d)	6.75	(35.18)	1,682	2.08	2.54	71

$—		$12.12	18.54%	$6,533	2.06%	1.04%	38%
—		10.35	(2.08)	6,347	2.06	1.06	36
—		10.68	35.18	6,397	2.07	1.20	68
—		8.05	22.64	4,559	2.07	1.41	17
—	(d)	6.69	(35.26)	4,366	2.08	2.57	71

$—		$12.86	19.37%	$1,770	1.31%	1.90%	38%
—		10.98	(1.35)	1,431	1.31	1.77	36
—		11.31	36.35	2,339	1.32	1.99	68
—		8.50	23.55	1,772	1.32	2.15	17
—	(d)	7.05	(34.71)	1,794	1.33	3.26	71

$—		$12.95	19.74%	$3,273	1.06%	2.04%	38%
—		11.05	(1.03)	2,760	1.06	2.09	36
—		11.40	36.63	1,231	1.07	2.20	68
—		8.57	23.71	724	1.05	2.41	17
—	(d)	7.12	(32.14)	711	0.99 (e)	5.56 (e)	71

$—		$13.54	19.85%	$514	0.96%	2.11%	38%
—		11.55	(1.01)	321	0.96	2.34	36
—		11.91	36.74	20	0.97	2.22	68
—		8.71	23.93	987	0.95	2.48	17
—	(d)	7.22	(34.36)	2,322	0.93	3.38	71

$—		$13.12	19.50%	$24	1.21%	1.89%	38%
—		11.20	(1.15)	20	1.21	1.91	36
—		11.53	36.32	20	1.22	2.08	68
—		8.67	23.65	15	1.20	2.31	17
—	(d)	7.19	(34.53)	12	1.18	3.47	71

(d)	Less than $0.01 per share.
(e)	Annualized.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	65

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
6/30/2013	$11.87	$0.33	$2.25	$2.58	$(0.31)	$—
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	—
6/30/2011	9.39	0.31	2.63	2.94	(0.32)	—
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)
Class B
6/30/2013	$11.99	$0.23	$2.28	$2.51	$(0.14)	$—
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)	—
6/30/2011	9.46	0.22	2.65	2.87	(0.22)	—
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)
Class C
6/30/2013	$11.93	$0.23	$2.26	$2.49	$(0.15)	$—
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	—
6/30/2011	9.43	0.23	2.62	2.85	(0.23)	—
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)
Class D
6/30/2013	$11.91	$0.33	$2.26	$2.59	$(0.28)	$—
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)	—
6/30/2011	9.41	0.32	2.62	2.94	(0.32)	—
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)
Class R
6/30/2013	$11.84	$0.30	$2.24	$2.54	$(0.26)	$—
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	—
6/30/2011	9.37	0.28	2.61	2.89	(0.29)	—
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)
Class P
6/30/2013	$11.96	$0.37	$2.25	$2.62	$(0.37)	$—
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	—
6/30/2011	9.46	0.35	2.63	2.98	(0.35)	—
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—
7/7/2008* - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)
Institutional Class
6/30/2013	$11.96	$0.38	$2.25	$2.63	$(0.39)	$—
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)	—
6/30/2011	9.46	0.35	2.64	2.99	(0.36)	—
6/30/2010	8.67	0.39	0.82	1.21	(0.42)	—
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)	(0.63)
Administrative Class
6/30/2013	$12.01	$0.34	$2.27	$2.61	$(0.33)	$—
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)	—
6/30/2011	9.49	0.32	2.66	2.98	(0.33)	—
6/30/2010	8.69	0.37	0.81	1.18	(0.38)	—
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)	(0.63)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by less than 0.005%.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.

66	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.31)	$—		$14.14		21.88%		$1,683,290	1.06%	2.52%	32%
(0.32)	—		11.87		1.67		1,657,689	1.06	2.66	42
(0.32)	—		12.01		31.56		1,744,973	1.06	2.77	38
(0.35)	—	(d)	9.39		13.14		1,544,800	1.06	3.47	34
(1.01)	—	(d)	8.59	(e)(f)	(34.68	)(e)(f)	1,734,204	1.05	3.88	43

$(0.14)	$—		$14.36		21.00%		$21,647	1.81%	1.75%	32%
(0.22)	—		11.99		0.92		32,940	1.81	1.87	42
(0.22)	—		12.11		30.55		60,863	1.81	1.99	38
(0.20)	—	(d)	9.46		12.34		78,691	1.81	2.68	34
(0.93)	—	(d)	8.59	(e)(g)	(35.17	)(e)(g)	122,648	1.80	3.02	43

$(0.15)	$—		$14.27		20.94%		$449,708	1.81%	1.77%	32%
(0.23)	—		11.93		1.03		424,818	1.81	1.90	42
(0.23)	—		12.05		30.43		489,609	1.81	2.02	38
(0.21)	—	(d)	9.43		12.35		442,239	1.81	2.70	34
(0.93)	—	(d)	8.57	(e)(h)	(35.15	)(e)(h)	574,133	1.80	3.07	43

$(0.28)	$—		$14.22		21.90%		$271,376	1.06%	2.52%	32%
(0.30)	—		11.91		1.64		264,166	1.06	2.60	42
(0.32)	—		12.03		31.53		842,689	1.06	2.80	38
(0.36)	—	(d)	9.41		13.16		517,086	1.06	3.43	34
(1.02)	—	(d)	8.61	(e)(i)	(34.67	)(e)(i)	700,909	1.05	4.26	43

$(0.26)	$—		$14.12		21.56%		$261,167	1.31%	2.27%	32%
(0.29)	—		11.84		1.51		232,727	1.31	2.41	42
(0.29)	—		11.97		31.09		239,509	1.31	2.52	38
(0.32)	—	(d)	9.37		12.92		199,683	1.31	3.23	34
(0.99)	—	(d)	8.56	(e)(j)	(34.85	)(e)(j)	189,770	1.30	3.73	43

$(0.37)	$—		$14.21		22.11%		$1,247,867	0.81%	2.77%	32%
(0.35)	—		11.96		2.00		1,122,084	0.81	2.91	42
(0.35)	—		12.09		31.81		1,173,849	0.81	3.08	38
(0.39)	—	(d)	9.46		13.49		222,202	0.80	3.72	34
(1.05)	—	(d)	8.66	(k)	(32.70	)(k)	325,300	0.77(l )	4.91(l )	43

$(0.39)	$—		$14.20		22.25%		$3,751,107	0.71%	2.87%	32%
(0.36)	—		11.96		2.11		3,051,582	0.71	3.03	42
(0.36)	—		12.09		31.89		2,390,240	0.71	3.13	38
(0.42)	—	(d)	9.46		13.63		1,797,484	0.70	3.85	34
(1.05)	—	(d)	8.67	(e)(m)	(34.42	)(e)(m)	1,699,111	0.67	4.37	43

$(0.33)	$—		$14.29		21.96%		$864,167	0.96%	2.61%	32%
(0.33)	—		12.01		1.82		959,176	0.96	2.76	42
(0.33)	—		12.14		31.67		1,132,586	0.96	2.87	38
(0.38)	—	(d)	9.49		13.34		947,218	0.95	3.62	34
(1.03)	—	(d)	8.69	(e)(n)	(34.62	)(e)(n)	756,172	0.92	4.13	43

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.54%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(l)	Annualized.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	67

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2013	$14.56	$0.32	$3.03	$3.35	$(0.35)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)
Class B
6/30/2013	$14.60	$0.20	$3.05	$3.25	$(0.11)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
Class C
6/30/2013	$14.53	$0.20	$3.04	$3.24	$(0.13)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
Class D
6/30/2013	$14.58	$0.32	$3.04	$3.36	$(0.22)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)
Class R
6/30/2013	$14.63	$0.28	$3.04	$3.32	$(0.28)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)
Class P
6/30/2013	$14.78	$0.37	$3.07	$3.44	$(0.42)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)
7/7/2008* - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)
Institutional Class
6/30/2013	$14.60	$0.38	$3.02	$3.40	$(0.44)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)
Administrative Class
6/30/2013	$14.66	$0.34	$3.05	$3.39	$(0.38)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

68	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$17.56	23.21%	$164,174	1.11%	2.00%	23%
—		14.56	1.83	164,440	1.11	2.17	27
—		14.64	28.69	208,662	1.11	2.07	19
—	(d)	11.62	13.37	220,368	1.11	2.23	26
—	(d)	10.46	(35.79)	282,001	1.12	2.58	52

$—		$17.74	22.32%	$4,010	1.86%	1.23%	23%
—		14.60	1.02	8,692	1.86	1.41	27
—		14.65	27.81	30,370	1.86	1.30	19
—	(d)	11.60	12.50	50,717	1.86	1.47	26
—	(d)	10.41	(36.27)	78,213	1.86	1.94	52

$—		$17.64	22.35%	$97,106	1.86%	1.25%	23%
—		14.53	1.06	102,906	1.86	1.42	27
—		14.61	27.74	125,271	1.86	1.31	19
—	(d)	11.59	12.48	120,375	1.86	1.48	26
—	(d)	10.41	(36.28)	145,216	1.86	1.87	52

$—		$17.72	23.15%	$38,880	1.11%	2.00%	23%
—		14.58	1.83	39,922	1.11	2.18	27
—		14.60	28.72	682,474	1.11	2.07	19
—	(d)	11.59	13.34	481,535	1.11	2.26	26
—	(d)	10.47	(35.76)	244,284	1.11	2.67	52

$—		$17.67	22.86%	$8,507	1.36%	1.76%	23%
—		14.63	1.55	9,694	1.36	1.91	27
—		14.71	28.41	11,483	1.36	1.81	19
—	(d)	11.67	13.17	10,627	1.36	1.99	26
—	(d)	10.48	(35.97)	12,707	1.36	2.23	52

$—		$17.80	23.51%	$10,265	0.86%	2.25%	23%
—		14.78	2.09	10,786	0.86	2.42	27
—		14.86	29.03	8,437	0.86	2.32	19
—	(d)	11.79	13.66	9,334	0.84	2.49	26
—	(d)	10.63	(33.25)	16,652	0.79 (e)	2.52 (e)	52

$—		$17.56	23.58%	$366,609	0.76%	2.35%	23%
—		14.60	2.23	316,694	0.76	2.47	27
—		14.68	29.18	174,202	0.76	2.41	19
—	(d)	11.65	13.86	185,043	0.74	2.60	26
—	(d)	10.51	(35.55)	220,835	0.71	2.97	52

$—		$17.67	23.28%	$6,830	1.01%	2.10%	23%
—		14.66	1.95	6,807	1.01	2.18	27
—		14.71	28.88	19,590	1.01	2.16	19
—	(d)	11.67	13.46	13,382	0.98	2.33	26
—	(d)	10.50	(35.68)	27,903	0.97	2.80	52

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	69

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2013	$16.85	$0.27	$3.56	$3.83	$(0.35)	$—
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)	—
6/30/2011	13.49	0.21	4.24	4.45	(0.21)	—
6/30/2010	11.22	0.27	2.20	2.47	(0.20)	—
6/30/2009	15.92	0.17	(4.68)	(4.51)	(0.19)	—	(e)
Class B
6/30/2013	$14.83	$0.10	$3.17	$3.27	$— (e)	$—
6/30/2012	15.55	0.06	(0.78)	(0.72)	— (e)	—
6/30/2011	11.78	0.07	3.72	3.79	(0.02)	—
6/30/2010	9.83	0.15	1.92	2.07	(0.12)	—
6/30/2009	13.85	0.07	(4.05)	(3.98)	(0.04)	—	(e)
Class C
6/30/2013	$14.40	$0.11	$3.04	$3.15	$(0.25)	$—
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)	—
6/30/2011	11.58	0.07	3.65	3.72	(0.11)	—
6/30/2010	9.67	0.14	1.89	2.03	(0.12)	—
6/30/2009	13.69	0.07	(4.01)	(3.94)	(0.08)	—	(e)
Class D
6/30/2013	$17.02	$0.27	$3.61	$3.88	$(0.33)	$—
6/30/2012	17.86	0.20	(0.90)	(0.70)	(0.14)	—
6/30/2011	13.60	0.22	4.27	4.49	(0.23)	—
6/30/2010	11.30	0.27	2.22	2.49	(0.19)	—
6/30/2009	15.99	0.17	(4.70)	(4.53)	(0.16)	—	(e)
Class R
6/30/2013	$14.93	$0.20	$3.14	$3.34	$(0.32)	$—
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)	—
6/30/2011	12.00	0.15	3.77	3.92	(0.17)	—
6/30/2010	10.00	0.21	1.96	2.17	(0.17)	—
6/30/2009	14.21	0.13	(4.18)	(4.05)	(0.16)	—	(e)
Class P
6/30/2013	$14.38	$0.26	$3.04	$3.30	$(0.45)	$—
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)	—
2/28/2011* - 6/30/2011	14.98	0.08	0.17	0.25	—	—
Institutional Class
6/30/2013	$17.80	$0.36	$3.76	$4.12	$(0.43)	$—
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)	—
6/30/2011	14.19	0.28	4.47	4.75	(0.22)	—
6/30/2010	11.78	0.34	2.30	2.64	(0.23)	—
6/30/2009	16.72	0.22	(4.91)	(4.69)	(0.25)	—	(e)
Administrative Class
6/30/2013	$17.30	$0.30	$3.65	$3.95	$(0.36)	$—
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)	—
6/30/2011	13.82	0.23	4.35	4.58	(0.21)	—
6/30/2010	11.50	0.30	2.24	2.54	(0.22)	—
6/30/2009	16.23	0.20	(4.78)	(4.58)	(0.15)	—	(e)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Less than $(0.01) per share.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.

70	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.35)	$—		$20.33		22.94%		$409,581	1.26%	1.26%	1.46%	28%
(0.19)	—		16.85		(3.83)		397,102	1.26	1.26	1.25	27
(0.21)	—		17.73		33.15		467,858	1.26	1.26	1.27	55
(0.20)	—	(d)	13.49		21.95		399,876	1.26	1.26	1.99	24
(0.19)	—	(d)	11.22	(f)	(28.22	)(f)	324,938	1.21	1.22	1.46	201

$— (e)	$—		$18.10		22.05%		$4,824	2.01%	2.01%	0.59%	28%
— (e)	—		14.83		(4.63)		12,728	2.01	2.01	0.38	27
(0.02)	—		15.55		32.19		53,608	2.01	2.01	0.52	55
(0.12)	—	(d)	11.78		21.01		67,547	2.01	2.01	1.28	24
(0.04)	—	(d)	9.83	(g)	(28.72	)(g)	137,480	1.96	1.97	0.69	201

$(0.25)	$—		$17.30		22.02%		$194,591	2.01%	2.01%	0.71%	28%
(0.09)	—		14.40		(4.60)		188,453	2.01	2.01	0.50	27
(0.11)	—		15.19		32.19		232,335	2.01	2.01	0.52	55
(0.12)	—	(d)	11.58		21.02		209,921	2.01	2.01	1.25	24
(0.08)	—	(d)	9.67	(h)	(28.74	)(h)	207,823	1.96	1.97	0.71	201

$(0.33)	$—		$20.57		22.98%		$10,958	1.26%	1.26%	1.44%	28%
(0.14)	—		17.02		(3.89)		12,397	1.26	1.26	1.16	27
(0.23)	—		17.86		33.15		38,286	1.26	1.26	1.29	55
(0.19)	—	(d)	13.60		22.01		7,821	1.26	1.26	2.01	24
(0.16)	—	(d)	11.30	(i)	(28.22	)(i)	9,093	1.21	1.22	1.46	201

$(0.32)	$—		$17.95		22.59%		$12,738	1.51%	1.51%	1.21%	28%
(0.17)	—		14.93		(4.08)		12,287	1.51	1.51	0.99	27
(0.17)	—		15.75		32.82		15,530	1.51	1.51	1.02	55
(0.17)	—	(d)	12.00		21.73		13,304	1.51	1.51	1.75	24
(0.16)	—	(d)	10.00	(j)	(28.41	)(j)	14,099	1.46	1.47	1.21	201

$(0.45)	$—		$17.23		23.28%		$6,707	1.01%	1.01%	1.64%	28%
(0.30)	—		14.38		(3.53)		3,276	1.01	1.01	1.68	27
—	—		15.23		1.67		75	1.00 (k)	1.00 (k)	1.63 (k)	55

$(0.43)	$—		$21.49		23.39%		$66,059	0.91%	0.91%	1.84%	28%
(0.25)	—		17.80		(3.51)		50,843	0.91	0.91	1.80	27
(0.22)	—		18.72		33.61		24,763	0.91	0.91	1.64	55
(0.23)	—	(d)	14.19		22.40		16,402	0.90	0.90	2.39	24
(0.25)	—	(d)	11.78	(l)	(27.90	)(l)	22,898	0.81	0.82	1.86	201

$(0.36)	$—		$20.89		23.07%		$4,737	1.16%	1.16%	1.56%	28%
(0.19)	—		17.30		(3.77)		4,630	1.16	1.16	1.32	27
(0.21)	—		18.19		33.28		6,683	1.16	1.16	1.39	55
(0.22)	—	(d)	13.82		22.10		7,726	1.15	1.15	2.17	24
(0.15)	—	(d)	11.50	(m)	(28.12	)(m)	9,800	1.06	1.07	1.57	201

(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.25%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.27%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(k)	Annualized.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.23%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 1.37%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	71

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2013	$28.25	$0.53	$5.41	$5.94	$(0.38)	$(1.85)	$ (2.23)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)	(1.29)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—	(0.42)
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—	(0.44)
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)	(2.53)
Class B
6/30/2013	$27.46	$0.30	$5.25	$5.55	$(0.09)	$(1.85)	$(1.94)
6/30/2012	29.60	0.17	(1.46)	(1.29)	—(g )	(0.85)	(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—	(0.07)
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—	(0.27)
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)	(2.27)
Class C
6/30/2013	$26.97	$0.29	$5.16	$5.45	$(0.17)	$(1.85)	$(2.02)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)	(1.07)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—	(0.22)
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—	(0.29)
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)	(2.34)
Class D
6/30/2013	$28.98	$0.55	$5.55	$6.10	$(0.37)	$(1.85)	$(2.22)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)	(0.85)	(1.28)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—	(0.40)
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—	(0.43)
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)	(2.61)
Class R
6/30/2013	$28.96	$0.47	$5.56	$6.03	$(0.27)	$(1.85)	$(2.12)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)	(1.21)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—	(0.35)
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—	(0.23)
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)	(2.49)
Class P
6/30/2013	$29.59	$0.64	$5.67	$6.31	$(0.46)	$(1.85)	$(2.31)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)	(1.38)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—	(0.46)
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—	(0.52)
7/7/2008* - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)	(2.63)
Institutional Class
6/30/2013	$29.70	$0.69	$5.70	$6.39	$(0.51)	$(1.85)	$(2.36)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)	(1.41)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—	(0.51)
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—	(0.52)
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)	(2.61)
Administrative Class
6/30/2013	$28.23	$0.58	$5.39	$5.97	$(0.43)	$(1.85)	$(2.28)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)	(1.33)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—	(0.46)
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—	(0.48)
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)	(2.55)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(e)	Less than $0.01 per share.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(g)	Less than $(0.01) per share.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.

72	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$31.96		22.10%		$2,139,306	1.18%	1.18%	1.77%	31%
—		28.25	(d)	(3.48	)(d)	2,069,509	1.18	1.18	1.35	26
—		30.67		32.33		2,560,148	1.18	1.18	1.14	26
—	(e)	23.52		24.53		2,048,233	1.20	1.20	1.94	21
—	(e)	19.25	(f)	(23.95	)(f)	1,808,029	1.22	1.23	2.20	33

$—		$31.07		21.20%		$10,026	1.93%	1.93%	1.02%	31%
—		27.46	(d)	(4.21	)(d)	12,678	1.93	1.93	0.60	26
—		29.60		31.36		38,545	1.93	1.93	0.54	26
—	(e)	22.59		23.59		78,482	1.95	1.95	1.22	21
—	(e)	18.50	(h)	(24.53	)(h)	105,915	1.97	1.98	1.45	33

$—		$30.40		21.25%		$326,520	1.93%	1.93%	1.02%	31%
—		26.97	(d)	(4.22	)(d)	329,937	1.93	1.93	0.60	26
—		29.32		31.36		410,818	1.93	1.93	0.42	26
—	(e)	22.50		23.63		378,443	1.95	1.95	1.20	21
—	(e)	18.44	(i)	(24.56	)(i)	370,755	1.97	1.98	1.45	33

$—		$32.86		22.14%		$118,418	1.18%	1.18%	1.77%	31%
—		28.98	(d)	(3.52	)(d)	119,903	1.18	1.18	1.35	26
—		31.42		32.33		150,210	1.18	1.18	1.16	26
—	(e)	24.06		24.57		131,235	1.20	1.20	2.00	21
—	(e)	19.68	(j)	(23.95	)(j)	196,748	1.21	1.22	2.18	33

$—		$32.87		21.82%		$132,478	1.43%	1.43%	1.50%	31%
—		28.96	(d)	(3.73	)(d)	143,337	1.43	1.43	1.10	26
—		31.40		32.05		175,290	1.43	1.43	0.89	26
—	(e)	24.07		24.23		137,095	1.45	1.45	1.69	21
—	(e)	19.57	(k)	(24.15	)(k)	95,431	1.47	1.47	1.93	33

$—		$33.59		22.43%		$125,247	0.93%	0.93%	2.03%	31%
—		29.59	(d)	(3.23	)(d)	117,040	0.93	0.93	1.58	26
—		32.06		32.64		82,009	0.93	0.93	1.32	26
—	(e)	24.54		24.94		52,661	0.94	0.94	2.24	21
—	(e)	20.08	(l)	(19.76	)(l)	66,639	0.90 (m)	0.90 (m)	2.22 (m)	33

$—		$33.73		22.63%		$3,537,603	0.78%	0.83%	2.17%	31%
—		29.70	(d)	(3.11	)(d)	2,769,904	0.78	0.83	1.74	26
—		32.17		32.88		2,876,467	0.78	0.83	1.53	26
—	(e)	24.63		25.03		2,090,160	0.80	0.83	2.34	21
—	(e)	20.13	(n)	(23.64	)(n)	1,780,607	0.82	0.83	2.60	33

$—		$31.92		22.30%		$1,209,716	1.03%	1.08%	1.92%	31%
—		28.23	(d)	(3.36	)(d)	1,266,720	1.03	1.08	1.50	26
—		30.65		32.54		1,577,240	1.03	1.08	1.27	26
—	(e)	23.50		24.75		1,069,772	1.05	1.08	2.09	21
—	(e)	19.24	(o)	(23.85	)(o)	776,986	1.07	1.08	2.36	33

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(m)	Annualized.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	73

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Redemption Fees (a)(b)
AllianzGI Opportunity:
Class A
6/30/2013	$24.38	$(0.21)	$2.57	$2.36	$(0.74)	$—
6/30/2012	29.61	(0.30)	(4.26)	(4.56)	(0.67)	—
6/30/2011	22.12	(0.28)	7.77	7.49	—	—
6/30/2010	18.85	(0.20)	3.47	3.27	—	—	(d)
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—	—	(d)
Class B
6/30/2013	$17.56	$(0.29)	$1.82	$1.53	$(0.74)	$—
6/30/2012	21.71	(0.35)	(3.13)	(3.48)	(0.67)	—
6/30/2011	16.35	(0.35)	5.71	5.36	—	—
6/30/2010	14.04	(0.27)	2.58	2.31	—	—	(d)
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—	—	(d)
Class C
6/30/2013	$17.55	$(0.28)	$1.81	$1.53	$(0.74)	$—
6/30/2012	21.71	(0.35)	(3.14)	(3.49)	(0.67)	—
6/30/2011	16.34	(0.36)	5.73	5.37	—	—
6/30/2010	14.03	(0.28)	2.59	2.31	—	—	(d)
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—	—	(d)
Class D
6/30/2013	$18.34	$(0.15)	$1.91	$1.76	$(0.74)	$—
6/30/2012	22.48	(0.23)	(3.24)	(3.47)	(0.67)	—
6/30/2011	16.79	(0.22)	5.91	5.69	—	—
6/30/2010	14.32	(0.15)	2.62	2.47	—	—	(d)
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—	—	(d)
Class R
6/30/2013	$17.78	$(0.21)	$1.87	$1.66	$(0.74)	$—
6/30/2012	21.87	(0.26)	(3.16)	(3.42)	(0.67)	—
6/30/2011	16.39	(0.24)	5.72	5.48	—	—
11/2/2009* - 6/30/2010	14.80	(0.14)	1.73	1.59	—	—
Class P
6/30/2013	$18.31	$(0.12)	$1.92	$1.80	$(0.74)	$—
6/30/2012	22.38	(0.18)	(3.22)	(3.40)	(0.67)	—
6/30/2011	16.69	(0.17)	5.86	5.69	—	—
6/30/2010	14.18	(0.11)	2.62	2.51	—	—	(d)
7/7/2008* - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—	—	(d)
Institutional Class
6/30/2013	$20.79	$(0.13)	$2.21	$2.08	$(0.74)	$—
6/30/2012	25.28	(0.18)	(3.64)	(3.82)	(0.67)	—
6/30/2011	18.83	(0.16)	6.61	6.45	—	—
6/30/2010	15.99	(0.11)	2.95	2.84	—	—	(d)
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—	—	(d)
Administrative Class
6/30/2013	$20.13	$(0.16)	$2.11	$1.95	$(0.74)	$—
6/30/2012	24.57	(0.22)	(3.55)	(3.77)	(0.67)	—
6/30/2011	18.34	(0.21)	6.44	6.23	—	—
6/30/2010	15.61	(0.15)	2.88	2.73	—	—	(d)
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—	—	(d)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.

74	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$26.00		10.05%		$43,572	1.29%	1.32%	(0.86)%		191%
24.38		(15.21)		54,698	1.31	1.31	(1.18)		130
29.61		33.86		77,183	1.31	1.31	(1.08)		112
22.12		17.35		74,413	1.31	1.31	(0.90)		129
18.85	(e)	(17.32	)(e)	57,700	1.31	1.32	(0.57)		199

$18.35		9.20%		$494	2.04%	2.07%	(1.67)%		191%
17.56		(15.78)		1,125	2.06	2.06	(1.93)		130
21.71		32.78		3,345	2.06	2.06	(1.82)		112
16.35		16.45		4,842	2.06	2.06	(1.66)		129
14.04	(f)	(17.89	)(f)	5,097	2.06	2.07	(1.31)		199

$18.34		9.21%		$49,022	2.04%	2.07%	(1.60)%		191%
17.55		(15.83)		56,119	2.06	2.06	(1.93)		130
21.71		32.86		79,572	2.06	2.06	(1.82)		112
16.34		16.46		67,482	2.06	2.06	(1.66)		129
14.03	(g)	(17.95	)(g)	61,152	2.06	2.07	(1.32)		199

$19.36		10.09%		$621	1.29%	1.32%	(0.80)%		191%
18.34		(15.18)		667	1.31	1.31	(1.18)		130
22.48		33.89		2,758	1.31	1.31	(1.06)		112
16.79		17.25		998	1.31	1.31	(0.89)		129
14.32	(h)	(17.23	)(h)	562	1.30	1.31	(0.78)		199

$18.70		9.83%		$55	1.54%	1.57%	(1.18)%		191%
17.78		(15.38)		161	1.56	1.56	(1.43)		130
21.87		33.44		199	1.56	1.56	(1.16)		112
16.39		10.74		20	1.56 (i)	1.56 (i)	(1.21	)(i)	129

$19.37		10.33%		$873	1.04%	1.07%	(0.65)%		191%
18.31		(14.93)		1,466	1.06	1.06	(0.93)		130
22.38		34.09		2,672	1.06	1.06	(0.83)		112
16.69		17.70		2,627	1.05	1.05	(0.63)		129
14.18	(j)	(13.69	)(j)	876	0.99 (i)	1.00 (i)	(0.53	)(i)	199

$22.13		10.44%		$12,245	0.94%	0.97%	(0.60)%		191%
20.79		(14.88)		51,981	0.96	0.96	(0.83)		130
25.28		34.25		138,162	0.96	0.96	(0.72)		112
18.83		17.76		115,280	0.95	0.95	(0.56)		129
15.99	(k)	(16.94	)(k)	71,702	0.91	0.92	(0.18)		199

$21.34		10.13%		$188	1.19%	1.22%	(0.79)%		191%
20.13		(15.11)		285	1.21	1.21	(1.07)		130
24.57		33.97		2,838	1.21	1.21	(0.97)		112
18.34		17.49		2,036	1.21	1.21	(0.77)		129
15.61	(l)	(17.19	)(l)	224	1.16	1.17	(0.45)		199

(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(i)	Annualized.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	75

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility:
Class A
6/30/2013	$13.62	$0.33	$1.22	$1.55	$(0.33)	$(1.45)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)	(1.19)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)	—
6/30/2010	10.02	0.04	1.05	1.09	(0.05)	—
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)	— (d)
Class B
6/30/2013	$12.69	$0.23	$1.11	$1.34	$(0.19)	$(1.45)
6/30/2012	13.48	0.09	0.31	0.40	— (d )	(1.19)
6/30/2011	10.42	(0.01)	3.07	3.06	— (d )	—
6/30/2010	9.48	(0.04)	0.98	0.94	— (d )	—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (d )	— (d)
Class C
6/30/2013	$12.70	$0.23	$1.11	$1.34	$(0.21)	$(1.45)
6/30/2012	13.49	0.10	0.30	0.40	— (d )	(1.19)
6/30/2011	10.43	(0.01)	3.07	3.06	— (d )	—
6/30/2010	9.48	(0.04)	0.99	0.95	— (d )	—
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (d )	— (d)
Class D
6/30/2013	$13.59	$0.32	$1.22	$1.54	$(0.31)	$(1.45)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)	(1.19)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)	—
6/30/2010	10.02	0.04	1.06	1.10	(0.06)	—
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (d )	— (d)
Class P
6/30/2013	$13.98	$0.38	$1.24	$1.62	$(0.36)	$(1.45)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)	(1.19)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)	—
6/30/2010	10.28	0.07	1.09	1.16	(0.09)	—
7/7/2008* - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)	— (d)
Institutional Class
6/30/2013	$14.04	$0.35	$1.29	$1.64	$(0.37)	$(1.45)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)	(1.19)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)	—
6/30/2010	10.29	0.08	1.08	1.16	(0.09)	—
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)	— (d)
Administrative Class
6/30/2013	$13.77	$0.36	$1.21	$1.57	$(0.33)	$(1.45)
6/30/2012	14.49	0.23	0.32	0.55	(0.08)	(1.19)
6/30/2011	11.18	0.10	3.31	3.41	(0.10)	—
6/30/2010	10.13	0.05	1.07	1.12	(0.07)	—
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)	— (d)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.
(f)	Annualized.

76	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.78)	$—		$13.39	13.02%	$8,183	0.96%	2.51%	86%
(1.24)	—		13.62	4.63	6,412	1.08	1.52	199
(0.08)	—		14.32	30.27	7,838	1.17	0.62	138
(0.05)	—		11.06	10.85	6,156	1.17	0.35	135
(0.01)	—	(e)	10.02	(28.78)	6,453	1.18	0.64	138

$(1.64)	$—		$12.39	12.17%	$577	1.71%	1.82%	86%
(1.19)	—		12.69	3.85	880	1.83	0.69	199
— (d)	—		13.48	29.37	1,655	1.92	(0.06)	138
— (d)	—		10.42	9.92	2,395	1.92	(0.40)	135
— (d)	—	(e)	9.48	(29.30)	3,481	1.93	(0.12)	138

$(1.66)	$—		$12.38	12.15%	$1,904	1.71%	1.82%	86%
(1.19)	—		12.70	3.85	2,540	1.83	0.79	199
— (d)	—		13.49	29.34	3,408	1.92	(0.11)	138
— (d)	—		10.43	10.02	3,131	1.92	(0.41)	135
— (d)	—	(e)	9.48	(29.30)	3,257	1.93	(0.12)	138

$(1.76)	$—		$13.37	12.95%	$1,405	0.96%	2.39%	86%
(1.26)	—		13.59	4.61	707	1.08	1.66	199
(0.09)	—		14.32	30.31	605	1.17	0.65	138
(0.06)	—		11.06	10.90	537	1.17	0.35	135
— (d)	—	(e)	10.02	(28.78)	507	1.18	0.64	138

$(1.81)	$—		$13.79	13.30%	$235	0.71%	2.78%	86%
(1.30)	—		13.98	4.86	82	0.83	1.87	199
(0.12)	—		14.70	30.62	58	0.92	0.89	138
(0.09)	—		11.35	11.19	36	0.90	0.58	135
(0.05)	—	(e)	10.28	(27.37)	24	0.88 (f)	1.01 (f)	138

$(1.82)	$—		$13.86	13.36%	$42,595	0.61%	2.52%	86%
(1.29)	—		14.04	5.00	7,857	0.73	1.86	199
(0.13)	—		14.73	30.86	10,085	0.82	1.22	138
(0.09)	—		11.36	11.22	26,948	0.80	0.70	135
(0.05)	—	(e)	10.29	(28.50)	18,595	0.78	1.04	138

$(1.78)	$—		$13.56	13.09%	$20	0.86%	2.64%	86%
(1.27)	—		13.77	4.73	18	0.98	1.76	199
(0.10)	—		14.49	30.55	17	1.07	0.74	138
(0.07)	—		11.18	10.97	13	1.05	0.46	135
(0.02)	—	(e)	10.13	(28.68)	12	1.03	0.79	138

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	77

Notes to Financial Statements

June 30, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of June 30, 2013, the Trust consisted of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II (which is only offered by the AllianzGI Money Market Fund and available to limited purchasers). Effective November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestment. These financial statements pertain to eleven of the Funds offered by the Trust.

The investment objective of AllianzGI Large-Cap Growth, AllianzGI Mid-Cap and AllianzGI U.S. Managed Volatility is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AllianzGI Opportunity is to seek capital appreciation; no consideration is given to income. The investment objective of AllianzGI Focused Growth is to seek capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

In June 2013, the FASB issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. The Funds’ management is evaluating the impact of this guidance on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the

78	June 30, 2013 |	Annual Report

Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the

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Notes to Financial Statements (cont’d)

June 30, 2013

underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at June 30, 2013 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a) for more detailed information on Investments in Securities):

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$464,731,046	—	—	$464,731,046
Repurchase Agreements	—	$2,521,000	—	2,521,000
Totals	$464,731,046	$2,521,000	—	$467,252,046

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$442,660,408	—	—	$442,660,408
Corporate Bonds & Notes:
Oil & Gas	—	$54,143,752	$6,721,800	60,865,552
All Other	—	357,925,771	—	357,925,771
Convertible Bonds	—	359,896,695	—	359,896,695
Convertible Preferred Stock:
Diversified Financial Services	4,902,857	8,754,460	—	13,657,317
Iron/Steel	—	2,850,000	—	2,850,000
Oil & Gas	—	437,644	—	437,644
Transportation	—	5,533,048	—	5,533,048
All Other	39,908,915	—	—	39,908,915
Repurchase Agreements	—	54,036,000	—	54,036,000
	487,472,180	843,577,370	6,721,800	1,337,771,350
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(623,473)	—	—	(623,473)
Totals	$486,848,707	$843,577,370	$6,721,800	$1,337,147,877

AllianzGI Large-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$167,034,681	—	—	$167,034,681
Repurchase Agreements	—	$3,235,000	—	3,235,000
Totals	$167,034,681	$3,235,000	—	$170,269,681

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AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$309,891,026	—	—	$309,891,026
Repurchase Agreements	—	$3,878,000	—	3,878,000
Totals	$309,891,026	$3,878,000	—	$313,769,026

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$23,807,119	—	—	$23,807,119
Repurchase Agreements	—	$451,000	—	451,000
Totals	$23,807,119	$451,000	—	$24,258,119

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$8,243,103,293	—	—	$8,243,103,293
Mutual Funds	25,000,000	—	—	25,000,000
Repurchase Agreements	—	$281,805,000	—	281,805,000
Totals	$8,268,103,293	$281,805,000	—	$8,549,908,293

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$688,747,612	—	—	$688,747,612
Repurchase Agreements	—	$6,526,000	—	6,526,000
Totals	$688,747,612	$6,526,000	—	$695,273,612

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$689,033,130	—	—	$689,033,130
Repurchase Agreements	—	$20,331,000	—	20,331,000
Totals	$689,033,130	$20,331,000	—	$709,364,130

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$7,229,584,225	—	—	$7,229,584,225
Mutual Funds	63,734,160	—	—	63,734,160
Repurchase Agreements	—	$298,032,000	—	298,032,000
Totals	$7,293,318,385	$298,032,000	—	$7,591,350,385

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Notes to Financial Statements (cont’d)

June 30, 2013

AllianzGI Opportunity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$107,170,798	—	—	$107,170,798
Totals	$107,170,798	—	—	$107,170,798

AllianzGI U.S. Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock	$54,091,659	—	—	$54,091,659
Repurchase Agreements	—	$934,000	—	934,000
Totals	$54,091,659	$934,000	—	$55,025,659
At June 30, 2013, the Funds did not have any transfers between Level 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2013, was as follows:

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Corporate Bonds & Notes:
Oil & Gas	—	$6,693,425	—	—	—	$28,375	—	—	$6,721,800

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/12		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Common Stock:
Oil, Gas & Consumable Fuels	—(a	)	—	—(b	)	—	$(416,000)	$416,000	—	—	—
Preferred Stock:
Oil, Gas & Consumable Fuels	—(a	)	—	—(b	)	—	(97,307)	97,307	—	—	—
Totals	—(a	)	—	—(b	)	—	$(513,307)	$513,307	—	—	—

(a)	Securities were fair valued at $0.
(b)	Securities were deemed worthless and removed from the Fund’s Schedule of Investments.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013:

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$6,721,800	Third-Party Pricing Vendor	Single Broker Quote	$102.00

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The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Income & Growth held at June 30, 2013 was $28,375.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at June 30, 2013. The federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income for AllianzGI NFJ Dividend Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the year ended June 30, 2013, foreign taxes withheld were: AllianzGI Focused Growth—$436, AllianzGI Mid-Cap—$6,452, AllianzGI NFJ All-Cap

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Notes to Financial Statements (cont’d)

June 30, 2013

Value—$10,633, AllianzGI NFJ Dividend Value—$4,802,194, AllianzGI NFJ Large-Cap Value—$145,606, AllianzGI NFJ Mid-Cap Value—$345,803 and AllianzGI NFJ Small-Cap Value—$1,002,033.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

84	June 30, 2013 |	Annual Report

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Advisor or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds may at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions. The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2013:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(623,473)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2013:

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(6,499,545)
Net change in unrealized appreciation/depreciation of:
Options written	$454,214

Annual Report	| June 30, 2013	85

Notes to Financial Statements (cont’d)

June 30, 2013

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended June 30, 2013:

	Options Written
	Contracts(1)	Notional
AllianzGI Income & Growth	16,454	$28,730

(1)	Number of contracts

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements. AGI U.S. sub-advises the following Funds: AllianzGI Focused Growth, AllianzGI Income & Growth, AllianzGI Large-Cap Growth, AllianzGI Mid-Cap, AllianzGI Opportunity and AllianzGI U.S. Managed Volatility. NFJ sub-advises the following Funds: AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table. The table also includes the effective Investment Advisory Fee and Administration Fee paid during the fiscal year ended June 30, 2013:

	All Classes			Class A, B, C, D, and R(1)		Class P(1)		Institutional Class(1)			Administrative Class(1)
	Investment Advisory Fee	Effective Advisory Fee		Adminis- tration Fee	Effective Adminis- tration Fee	Adminis- tration Fee	Effective Adminis- tration Fee	Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee
AllianzGI Focused Growth	0.45%	0.46	%(6)	0.40%	0.40%	0.40%	0.40%	0.30%	0.30%		0.30%	0.30%
AllianzGI Income & Growth	0.65	0.65		0.40	0.40	0.40	0.40	0.30	0.30		N/A	N/A
AllianzGI Large-Cap Growth	0.45	0.42	(5)	0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI Mid-Cap	0.47	0.47		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ All-Cap Value	0.65	0.65		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Dividend Value	0.45	0.45	(2)	0.40	0.35	0.40	0.35	0.30	0.25		0.30	0.25
AllianzGI NFJ Large-Cap Value	0.45	0.45		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Mid-Cap Value	0.60	0.60		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Small-Cap Value	0.60	0.57	(3)	0.40	0.35	0.40	0.35	0.30	0.20	(4)	0.30	0.20	(4)
AllianzGI Opportunity	0.65	0.62	(5)	0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI U.S. Managed Volatility	0.30	0.30		0.40	0.40	0.40	0.40	0.30	0.30		0.30	0.30

(1)	Administration Fee for each share class shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.
(2)	Effective November 1, 2012, the Adviser has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Investment Advisory Fee which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets.
(3)	Effective November 1, 2012, the Adviser has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Investment Advisory Fee which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion.
(4)	The Administrator has voluntarily agreed to an irrevocable waiver of a portion of Administration Fees paid by Institutional and Administrative Class shares in the amount of 0.05% of average daily net assets attributable to these share classes through October 31, 2013.
(5)	Effective November 1, 2012, the Adviser has contractually agreed to observe through October 31, 2013, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the contractual fee rate by 0.05%.
(6)	Effective September 24, 2012, the Investment Advisory Fee rate changed from 0.50% to 0.45%.

86	June 30, 2013 |	Annual Report

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed expenses may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be used in any month to pay expenses.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2013, the Distributor received $199,170, representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2013, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Focused Growth	$732,654,610	$931,266,530
AllianzGI Income & Growth	2,374,054,997	2,154,166,025
AllianzGI Large-Cap Growth	143,187,706	376,872,270
AllianzGI Mid-Cap	236,028,597	318,460,487
AllianzGI NFJ All-Cap Value	8,875,823	11,775,791
AllianzGI NFJ Dividend Value	2,584,096,506	3,283,050,555
AllianzGI NFJ Large-Cap Value	152,768,031	345,421,880
AllianzGI NFJ Mid-Cap Value	191,741,150	296,720,782
AllianzGI NFJ Small-Cap Value	2,116,142,298	2,669,969,037
AllianzGI Opportunity	272,826,232	347,282,367
AllianzGI U.S. Managed Volatility	59,570,367	25,785,800

Annual Report	| June 30, 2013	87

Notes to Financial Statements (cont’d)

June 30, 2013

(a) Transactions in options written for the year ended June 30, 2013:

	AllianzGI Income & Growth:
	Contracts	Notional Amount	Premiums
Options outstanding, June 30, 2012	14,345	$143,650	$958,261
Options written	216,217	—	12,721,596
Options terminated in closing transactions	(98,747)	—	(6,275,087)
Options expired	(112,967)	(143,650)	(6,508,907)
Options exercised	(1,298)	—	(37,164)
Options outstanding, June 30, 2013	17,550	$—	$858,699

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Year Ended June 30, 2013				Year Ended June 30, 2012
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain
AllianzGI Focused Growth	—	$30,980,472	—	—	—	—
AllianzGI Income & Growth	$95,199,152	6,123,721	—	—	$75,036,819	$1,962,292
AllianzGI Large-Cap Growth	5,645,517	25,016,973	—	—	525,507	—
AllianzGI Mid-Cap	—	25,681,213	—	—	—	2,243,556
AllianzGI NFJ All-Cap Value	390,700	—	—	—	333,256	—
AllianzGI NFJ Dividend Value	212,870,786	—	—	—	219,500,687	—
AllianzGI NFJ Large-Cap Value	14,497,838	—	—	—	20,699,929	—
AllianzGI NFJ Mid-Cap Value	12,442,181	—	—	—	6,632,012	—
AllianzGI NFJ Small-Cap Value	101,427,173	410,112,825	—	—	114,981,159	198,277,620
AllianzGI Opportunity	38	5,368,683	—	—	—	6,954,175
AllianzGI U.S. Managed Volatility	577,226	2,317,644	—	—	88,209	1,571,278

(1)	Includes short-term capital gains, if any.

At June 30, 2013, the components of distributable earnings were:

					Post-October Capital Loss(4)
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Short-Term	Long-Term
AllianzGI Focused Growth	$419,271	$29,649,447	—	—	—	—
AllianzGI Income & Growth	44,298,597	—	—	—	—	—
AllianzGI Large-Cap Growth	2,979,945	38,147,814	—	—	—	—
AllianzGI Mid-Cap	—	—	$31,298,177	$894,447	—	—
AllianzGI NFJ All-Cap Value	208,382	—	13,047,742	—	—	—
AllianzGI NFJ Dividend Value	8,734,429	—	1,936,903,612	—	—	—
AllianzGI NFJ Large-Cap Value	247,951	—	548,389,042	—	—	—
AllianzGI NFJ Mid-Cap Value	1,212,761	—	215,033,197	—	—	—
AllianzGI NFJ Small-Cap Value	75,161,550	431,373,523	—	—	—	—
AllianzGI Opportunity	136,201	—	—	949,822	—	—
AllianzGI U.S. Managed Volatility	406,344	898,543	2,800,250	—	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2012 through June 30, 2013, and/or other ordinary losses realized during the period January 1, 2013 through June 30, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2012 through June 30, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

88	June 30, 2013 |	Annual Report

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2013, capital loss carryforward amounts were:

								No Expiration(5)
	2016		2017		2018		2019	Short-Term	Long-Term
AllianzGI Focused Growth	—		—		—		—	—	—
AllianzGI Income & Growth	—		—		—		—	—	—
AllianzGI Large-Cap Growth	—		—		—		—	—	—
AllianzGI Mid-Cap	$3,819,242	*	$27,478,935		—		—	—	—
AllianzGI NFJ All-Cap Value	—		4,826,765		$8,220,977		—	—	—
AllianzGI NFJ Dividend Value	—		120,722		1,936,782,890		—	—	—
AllianzGI NFJ Large-Cap Value	57,673,992	*	70,236,171	*	420,478,879	*	—	—	—
AllianzGI NFJ Mid-Cap Value	—		—		215,033,197		—	—	—
AllianzGI NFJ Small-Cap Value	—		—		—		—	—	—
AllianzGI Opportunity	—		—		—		—	—	—
AllianzGI U.S. Managed Volatility	—		167,180	*	2,633,070	*	—	—	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended June 30,2013, the Funds had post-enactment capital loss carryforwards which were utilized as follows:

Utilized
	Short-Term	Long-Term
AllianzGI Focused Growth	—	—
AllianzGI Income & Growth	—	—
AllianzGI Large-Cap Growth	—	—
AllianzGI Mid-Cap	—	—
AllianzGI NFJ All-Cap Value	$23,181	$234,715
AllianzGI NFJ Dividend Value	—	—
AllianzGI NFJ Large-Cap Value	—	—
AllianzGI NFJ Mid-Cap Value	—	—
AllianzGI NFJ Small-Cap Value	—	—
AllianzGI Opportunity	—	—
AllianzGI U.S. Managed Volatility	—	—

For the year ended June 30, 2013, the Funds utilized and/or wrote off the following amounts of pre-enactment capital loss carryforwards:

	Utilized	Written-Off
AllianzGI Focused Growth	$35,373,458	—
AllianzGI Income & Growth	—	—
AllianzGI Large-Cap Growth	—	—
AllianzGI Mid-Cap	12,441,541	—
AllianzGI NFJ All-Cap Value	428,089	—
AllianzGI NFJ Dividend Value	261,584,574	—
AllianzGI NFJ Large-Cap Value	51,324,654	$7,773,454
AllianzGI NFJ Mid-Cap Value	57,063,396	—
AllianzGI NFJ Small-Cap Value	—	—
AllianzGI Opportunity	—	—
AllianzGI U.S. Managed Volatility	326,172	183,724

Annual Report	| June 30, 2013	89

Notes to Financial Statements (cont’d)

June 30, 2013

For the period or year ended June 30, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in-Capital	Net Unrealized Appreciation (Depreciation)
AllianzGI Focused Growth(o)	$2,140	$(301)	$(1,839)	—
AllianzGI Income & Growth(e)(g)(h)(i)(n)(o)	5,510,398	(4,710,524)	(156,374)	$(643,500)
AllianzGI Large-Cap Growth(o)	(170)	(283)	453	—
AllianzGI Mid-Cap(c)(d)(m)(o)	608,557	(90,692)	(517,865)	—
AllianzGI NFJ All-Cap Value(e)(g)(o)	(4,159)	1,617	(298)	2,840
AllianzGI NFJ Dividend Value(g)(j)(o)	(1,054,340)	(4,400,006)	5,454,346	—
AllianzGI NFJ Large-Cap Value(g)(k)(o)	(183,138)	7,996,897	(7,771,912)	(41,847)
AllianzGI NFJ Mid-Cap Value(b)(f)(g)(m)(o)	(731,857)	793,424	(46,308)	(15,259)
AllianzGI NFJ Small-Cap Value(f)(g)(l)(o)	(22,249,487)	15,298,408	10,036,595	(3,085,516)
AllianzGI Opportunity(b)(d)(g)(o)	1,561,613	(1,557,652)	(3,961)	—
AllianzGI U.S. Managed Volatility(a)(g)(k)(o)	1,395	184,915	(184,386)	(1,924)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expenses.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Consent fees.
(i)	Reclassification due to convertible preferred securities.
(j)	Adjustments related to redemption-in-kind.
(k)	Capital loss carryover written off.
(l)	Equalization
(m)	Gain/Loss on Sale of partnership.
(n)	Reclassification of contingent debt.
(o)	Reversal of adjustment to prior year’s beginning balance

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Focused Growth	$376,048,319	$95,023,514	$3,819,787	$91,203,727
AllianzGI Income & Growth	1,412,776,560	14,923,480	89,928,690	(75,005,210)
AllianzGI Large-Cap Growth	144,118,788	27,486,824	1,335,931	26,150,893
AllianzGI Mid-Cap	264,903,324	51,778,585	2,912,883	48,865,702
AllianzGI NFJ All-Cap Value	20,765,580	3,949,749	457,210	3,492,539
AllianzGI NFJ Dividend Value	7,291,392,065	1,590,639,467	332,123,239	1,258,516,228
AllianzGI NFJ Large-Cap Value	547,822,437	164,106,394	16,655,219	147,451,175
AllianzGI NFJ Mid-Cap Value	558,310,843	164,342,381	13,289,094	151,053,287
AllianzGI NFJ Small-Cap Value	5,619,919,994	2,087,415,337	115,984,946	1,971,430,391
AllianzGI Opportunity	100,675,430	8,666,113	2,170,745	6,495,368
AllianzGI U.S. Managed Volatility	52,671,649	2,667,847	313,837	2,354,010

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock,basis adjustments from investments in partnerships and Real Estate Investment Trusts (REITs).

90	June 30, 2013 |	Annual Report

7.	REDEMPTIONS IN-KIND AND SUBSCRIPTIONS IN-KIND

During the year ended June 30, 2013, AllianzGI NFJ Dividend Value transferred securities and cash to its shareholders in connection with redemption-in-kind transactions. These transactions were treated as sales of securities for GAAP, and the resulting gains of $13,611,170 and losses of $8,157,314 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statement of Operations.

In these in-kind transactions, AllianzGI NFJ Dividend Value redeemed 7,999,837 shares of the Institutional Class with a redemption value of $103,277,901. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 8.

In addition, AllianzGI NFJ Dividend Value accepted in-kind subscriptions for 431,500 shares of the Institutional Class with a subscription value of $6,114,352. The number of shares subscribed and the subscription value are included in the shares sold for the Institutional Class in Note 8.

Annual Report	| June 30, 2013	91

Notes to Financial Statements (cont’d)

June 30, 2013

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Focused Growth				AllianzGI Income & Growth
	Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	895,269	$29,641,745	1,046,554	$32,353,419	16,308,507	$196,255,459	15,654,370	$184,845,291
Class B	2,473	61,906	6,124	155,732	—	—	—	—
Class C	163,468	4,205,256	144,945	3,783,351	16,236,233	188,729,872	12,783,949	147,596,748
Class D	43,734	1,286,600	144,368	3,753,737	955,700	11,513,369	1,887,063	22,388,831
Class R	122,504	3,393,043	204,126	5,163,497	193,155	2,331,000	262,554	3,166,596
Class P	71,988	1,986,928	132,248	3,506,136	10,122,516	123,050,959	11,492,009	136,613,713
Institutional Class	502,848	15,738,401	249,743	7,051,862	4,280,049	51,943,237	5,336,218	62,884,022
Administrative Class	138,158	4,213,338	45,792	1,268,250	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	356,201	11,099,231	—	—	2,513,295	29,936,476	2,022,343	23,566,215
Class B	6,643	163,419	—	—	—	—	—	—
Class C	461,482	11,352,458	—	—	2,411,564	27,802,288	1,652,049	18,785,084
Class D	14,751	402,259	—	—	247,184	2,945,732	272,643	3,185,477
Class R	43,256	1,119,897	—	—	15,133	181,371	4,947	58,787
Class P	20,050	517,097	—	—	857,281	10,300,252	559,496	6,564,381
Institutional Class	61,100	1,778,011	—	—	860,444	10,376,113	585,464	6,888,342
Administrative Class	29,186	815,456	—	—	—	—	—	—

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(6,117,516)	(203,176,857)	(2,330,757)	(70,391,647)	(9,692,483)	(115,786,804)	(12,644,325)	(147,814,337)
Class B	(56,817)	(1,507,258)	(136,703)	(3,296,330)	—	—	—	—
Class C	(982,480)	(25,898,351)	(1,186,302)	(28,709,467)	(7,376,198)	(85,147,769)	(5,487,331)	(62,616,291)
Class D	(149,350)	(4,386,042)	(169,882)	(4,239,169)	(1,792,603)	(21,423,926)	(1,850,933)	(21,685,538)
Class R	(361,653)	(9,845,331)	(327,072)	(8,290,469)	(112,551)	(1,348,436)	(153,150)	(1,868,355)
Class P	(112,766)	(3,117,557)	(114,045)	(2,922,926)	(6,942,977)	(84,475,387)	(4,957,039)	(58,396,531)
Institutional Class	(330,743)	(10,333,307)	(296,361)	(8,386,209)	(3,907,500)	(47,548,988)	(1,486,093)	(17,510,266)
Administrative Class	(347,773)	(10,317,158)	(53,649)	(1,440,605)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(5,525,987)	$(180,806,816)	(2,640,871)	$(70,640,838)	25,176,749	$299,634,818	25,934,234	$306,652,169

*	Actual amount rounds to less than 1 share.
**	Inclusive of shares sold to AAM subsequent to commencement of operations.

92	June 30, 2013 |	Annual Report

AllianzGI Large-Cap Growth				AllianzGI Mid-Cap
Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

451,912	$6,216,747	1,074,201	$14,395,355	1,938,118	$5,730,357	1,675,591	$5,012,479
1,316	15,700	1,407	17,315	12,353	34,212	22,496	61,600
38,474	473,319	33,932	423,490	1,210,459	3,066,448	282,489	765,497
180,963	2,422,399	257,087	3,432,677	47,634	146,568	133,128	403,341
2,756	37,546	4,043	53,434	509,782	1,493,667	268,019	783,584
10,989	155,730	8,965	120,181	33,132	107,686	2,942 **	10,000 **
2,884,265	41,238,294	3,627,268	49,632,112	2,630,455	8,375,668	1,176,211	3,732,809
194,357	2,729,757	339,720	4,616,377	67,263	205,189	561,009	1,634,459

339,609	4,342,665	3	39	2,255,596	6,022,441	106,649	282,621
6,141	72,713	2	24	49,392	121,505	19,601	48,414
42,385	503,348	3	39	4,720,575	11,565,408	59,598	147,207
56,099	716,407	2	24	32,861	89,382	19,143	51,496
2,800	35,529	1	15	48,158	128,583	15,286	40,661
1,600	20,906	— *	4	12,226	35,213	—	—
1,720,848	22,565,113	39,878	520,006	1,385,993	3,991,661	531,416	1,503,909
137,129	1,771,394	2	26	33,282	92,191	30,465	83,168

—	—	—	—	—	—	31,393,220	94,343,043
—	—	—	—	—	—	673,533	1,883,131
—	—	—	—	—	—	66,166,967	184,380,870
—	—	—	—	—	—	204,365	623,864
—	—	—	—	—	—	525,633	1,689,806
—	—	—	—	—	—	1,916,897	6,166,405
—	—	—	—	—	—	19,535	60,532

(3,011,081)	(41,400,189)	(1,848,331)	(24,870,793)	(8,187,892)	(23,747,553)	(2,881,680)	(8,320,590)
(42,144)	(547,133)	(139,836)	(1,750,825)	(514,116)	(1,392,791)	(596,270)	(1,621,986)
(124,239)	(1,599,634)	(242,246)	(3,016,055)	(11,687,023)	(31,424,823)	(2,217,825)	(5,798,237)
(2,006,063)	(27,451,107)	(737,058)	(10,201,328)	(257,536)	(790,397)	(254,137)	(734,505)
(29,081)	(400,569)	(4,474)	(59,738)	(277,402)	(816,120)	(370,995)	(1,066,392)
(18,311)	(260,263)	(167,316)	(2,173,119)	(197,157)	(614,846)	(64,905)	(196,170)
(13,126,424)	(182,269,768)	(7,861,147)	(107,603,689)	(11,560,915)	(35,024,913)	(2,420,976)	(7,565,520)
(2,731,753)	(39,291,564)	(484,568)	(6,629,345)	(890,865)	(2,658,468)	(249,406)	(773,603)
(15,017,453)	$(209,902,660)	(6,098,462)	$(83,093,774)	(18,585,627)	$(55,263,732)	96,747,999	$277,631,893

Annual Report	| June 30, 2013	93

Notes to Financial Statements (cont’d)

June 30, 2013

	AllianzGI NFJ All-Cap Value				AllianzGI NFJ Dividend Value
	Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	165,142	$1,940,421	341,688	$3,550,063	25,398,246	$338,264,116	37,409,394	$423,246,384
Class B	431	5,159	10,726	107,211	13,090	172,716	85,615	1,010,035
Class C	78,884	871,879	192,098	1,930,476	2,889,882	38,246,704	3,903,818	45,103,049
Class D	245,343	2,941,143	64,829	691,259	4,070,512	53,421,008	22,650,973	251,890,613
Class R	—	—	—	—	3,608,322	47,329,695	5,269,965	60,257,823
Class P	158,515	1,891,012	222,882	2,383,196	36,849,185	492,010,023	35,252,460	404,595,920
Institutional Class	21,901	272,793	29,206	343,035	85,358,784	1,101,038,094	114,480,209	1,368,916,695
Administrative Class	—	—	—	—	11,791,216	152,269,045	11,612,350	135,726,865

Issued in reinvestment of dividends and distributions:
Class A	17,001	191,263	15,950	165,091	2,593,973	34,592,737	3,732,751	42,008,850
Class B	388	4,279	459	4,641	14,596	199,324	54,310	610,303
Class C	5,995	64,620	5,526	54,871	271,294	3,699,323	544,526	6,148,682
Class D	2,104	23,984	2,764	28,996	418,187	5,621,551	1,400,803	15,353,359
Class R	—	—	—	—	358,073	4,780,742	508,693	5,706,301
Class P	4,019	46,054	2,523	26,618	1,159,206	15,523,329	1,025,228	11,691,865
Institutional Class	761	9,117	83	910	7,539,548	100,744,945	6,875,074	78,574,029
Administrative Class	36	422	31	334	1,775,515	23,819,720	2,463,369	27,976,918

Cost of shares redeemed:
Class A	(368,835)	(4,259,055)	(365,007)	(3,867,107)	(48,568,101)	(631,903,789)	(46,872,705)	(538,091,029)
Class B	(23,514)	(263,107)	(66,810)	(683,304)	(1,266,467)	(16,583,682)	(2,420,388)	(28,147,713)
Class C	(159,251)	(1,750,802)	(183,374)	(1,825,464)	(7,257,648)	(95,000,088)	(9,449,346)	(108,273,816)
Class D	(240,257)	(2,973,509)	(144,081)	(1,554,434)	(7,575,838)	(99,613,086)	(71,922,526)	(867,100,128)
Class R	—	—	—	—	(5,123,686)	(66,898,710)	(6,126,102)	(70,161,619)
Class P	(159,540)	(1,910,915)	(83,552)	(867,743)	(44,049,080)	(565,180,991)	(39,542,254)	(449,574,019)
Institutional Class	(12,473)	(153,581)	(3,170)	(36,782)	(83,944,077)	(1,105,920,797)	(63,880,738)	(737,095,659)
Administrative Class	—	—	—	—	(32,967,735)	(440,859,666)	(27,520,810)	(321,739,201)
Net increase (decrease) resulting from Fund share transactions	(263,350)	$(3,048,823)	42,771	$451,867	(46,643,003)	$(610,227,737)	(20,465,331)	$(241,365,493)

*	Actual amount rounds to less than 1 share.

94	June 30, 2013 |	Annual Report

AllianzGI NFJ Large-Cap Value				AllianzGI NFJ Mid-Cap Value
Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

953,174	$15,136,281	2,154,806	$30,044,303	1,317,010	$24,317,284	3,479,801	$57,917,102
4,053	60,866	5,474	76,377	1,235	19,739	15,568	225,867
210,742	3,403,026	230,514	3,200,710	203,287	3,269,461	227,316	3,280,591
85,431	1,391,807	2,499,888	34,163,953	59,922	1,154,240	163,770	2,791,169
95,257	1,540,159	180,875	2,564,519	136,000	2,286,832	288,164	4,243,268
203,281	3,293,343	387,927	5,432,477	533,576	8,321,991	299,582	4,199,432
3,859,661	62,846,767	32,661,863	481,238,378	982,087	19,570,447	2,460,600	45,012,419
63,010	1,037,845	231,481	2,972,509	39,098	752,964	54,946	937,840

198,852	3,218,835	263,527	3,565,243	367,647	6,753,676	255,016	4,093,012
1,729	28,876	15,927	210,751	— *	3	1	18
36,966	614,553	96,277	1,297,933	153,436	2,408,952	71,560	986,098
29,153	487,278	464,340	6,051,838	9,248	171,833	6,840	110,952
9,347	152,113	13,919	189,607	14,154	229,855	11,128	158,468
11,781	192,999	12,346	172,191	3,222	50,065	3,727	50,982
549,949	8,912,653	564,166	7,932,152	65,968	1,278,450	14,032	237,564
9,805	159,484	9,787	135,943	4,735	89,300	4,107	67,689

(3,095,712)	(49,504,728)	(5,375,506)	(74,761,683)	(5,103,290)	(95,020,851)	(6,550,953)	(108,937,754)
(374,918)	(5,788,835)	(1,499,655)	(21,044,272)	(592,812)	(9,390,245)	(2,605,596)	(38,351,231)
(1,821,530)	(28,784,545)	(1,818,549)	(25,220,949)	(2,195,144)	(34,903,104)	(2,511,116)	(35,812,386)
(659,493)	(10,482,874)	(46,958,449)	(662,849,141)	(264,591)	(4,934,084)	(1,586,521)	(27,608,409)
(285,906)	(4,647,876)	(312,918)	(4,403,927)	(263,728)	(4,333,992)	(462,295)	(6,870,244)
(368,054)	(6,058,254)	(238,255)	(3,393,367)	(375,339)	(5,896,400)	(80,387)	(1,181,509)
(5,231,829)	(83,866,770)	(23,397,576)	(328,851,832)	(829,999)	(16,742,658)	(941,230)	(15,973,027)
(150,460)	(2,469,764)	(1,108,693)	(15,200,439)	(84,697)	(1,623,239)	(158,924)	(2,824,348)
(5,665,711)	$(89,126,761)	(40,916,484)	$(556,476,726)	(5,818,975)	$(102,169,481)	(7,540,864)	$(113,246,437)

Annual Report	| June 30, 2013	95

Notes to Financial Statements (cont’d)

June 30, 2013

	AllianzGI NFJ Small-Cap Value				AllianzGI Opportunity
	Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,524,550	$318,320,663	13,336,039	$380,995,696	119,218	$2,934,849	241,517	$6,414,743
Class B	4,916	136,263	2,875	75,675	56	906	1,429	39,567
Class C	205,245	5,553,269	200,440	5,378,443	43,351	743,476	113,361	2,542,960
Class D	127,380	3,980,846	143,951	4,233,531	18,354	320,765	31,218	624,010
Class R	712,561	22,327,905	1,122,846	33,107,544	929	16,566	639	12,538
Class P	314,617	9,883,213	1,978,733	58,543,103	26,202	476,339	19,257	369,262
Institutional Class	23,216,625	745,056,697	23,756,725	715,160,694	719,851	14,885,332	885,505	19,392,841
Administrative Class	6,623,411	201,565,518	8,764,023	250,443,913	5,702	116,006	26,486	564,369

Issued in reinvestment of dividends and distributions:
Class A	4,689,807	132,881,663	3,276,271	89,548,910	57,541	1,325,750	63,779	1,443,313
Class B	21,033	575,251	19,114	497,160	1,825	29,799	4,190	68,544
Class C	622,139	16,707,795	387,877	10,062,593	107,225	1,749,912	113,966	1,864,484
Class D	277,384	8,076,599	194,076	5,438,143	1,244	21,338	2,753	46,884
Class R	288,765	8,389,986	219,939	6,149,820	112	1,865	375	6,194
Class P	222,538	6,630,583	82,272	2,357,197	1,437	24,632	1,751	29,707
Institutional Class	7,013,214	209,921,130	3,796,118	109,193,873	84,263	1,649,022	145,265	2,797,810
Administrative Class	3,138,102	88,874,694	2,234,359	61,053,847	481	9,095	1,253	23,409

Cost of shares redeemed:
Class A	(21,529,982)	(649,677,817)	(26,834,977)	(768,522,713)	(744,455)	(18,567,700)	(669,042)	(16,831,986)
Class B	(165,003)	(4,788,895)	(862,396)	(23,794,505)	(39,067)	(692,347)	(95,573)	(1,745,401)
Class C	(2,317,972)	(66,301,753)	(2,364,986)	(64,281,988)	(675,845)	(11,866,339)	(695,553)	(12,549,971)
Class D	(938,467)	(28,827,004)	(982,197)	(28,726,374)	(23,850)	(429,915)	(120,301)	(2,154,047)
Class R	(1,919,441)	(58,829,348)	(1,976,821)	(57,620,227)	(7,131)	(135,123)	(1,058)	(20,545)
Class P	(764,445)	(24,062,795)	(662,742)	(19,763,352)	(62,668)	(1,168,621)	(60,266)	(1,097,384)
Institutional Class	(18,610,130)	(592,096,516)	(23,703,376)	(707,537,235)	(2,750,897)	(59,135,717)	(3,995,339)	(86,113,546)
Administrative Class	(16,742,555)	(507,352,494)	(17,588,613)	(503,295,833)	(11,531)	(241,315)	(129,087)	(2,643,262)
Net increase (decrease) resulting from Fund share transactions	(4,985,708)	$(153,054,547)	(15,460,450)	$(441,302,085)	(3,127,653)	$(67,931,425)	(4,113,475)	$(86,915,507)

96	June 30, 2013 |	Annual Report

AllianzGI U.S. Managed Volatility
Year ended June 30, 2013		Year ended June 30, 2012
Shares	Amount	Shares	Amount

375,792	$5,050,323	223,002	$2,926,143
2,130	25,184	4,341	52,716
26,629	326,727	39,904	482,558
99,535	1,329,555	20,488	268,694
—	—	—	—
20,673	283,180	4,453	59,520
2,930,801	40,366,282	345,922	4,672,476
—	—	302	3,864

43,015	522,345	31,191	387,604
5,597	62,682	7,550	87,353
17,884	200,407	16,315	188,930
5,832	70,674	4,165	51,725
—	—	—	—
191	2,397	470	6,018
123,264	1,549,039	58,933	756,176
194	2,381	120	1,522

(278,305)	(3,760,854)	(330,692)	(4,374,647)
(30,470)	(382,427)	(65,296)	(798,238)
(90,709)	(1,113,193)	(108,839)	(1,347,285)
(52,296)	(706,210)	(14,894)	(192,908)
—	—	—	—
(9,648)	(127,852)	(3,015)	(39,000)
(540,457)	(7,447,994)	(529,963)	(7,138,540)
—	—	(302)	(3,882)
2,649,652	$36,252,646	(295,845)	$(3,949,201)

Annual Report	| June 30, 2013	97

Notes to Financial Statements (cont’d)

June 30, 2013

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2013:

AllianzGI NFJ Dividend Value:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2013	Dividend Income	Net Realized Loss
AllianzGI Money Market Fund, Institutional II Class	$25,000,000	—	—	—	$25,000,000	$29,472	—
RR Donnelley & Sons Co.†	118,628,735	—	$120,724,032	—	—	1,855,616	$(122,178,636)
Totals	$143,628,735	—	$120,724,032	—	$25,000,000	$1,885,088	$(122,178,636)

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2013	Dividend Income	Net Realized Gain(Loss)
A Schulman, Inc.	$22,864,957	$3,422,253	—	$5,723,842	$34,363,447	$906,143	—
Alliant Techsystems, Inc.	69,761,315	2,628,388	$4,325,145	16,461,657	113,170,818	1,386,406	$(193,034)
AllianzGI Money Market Fund, Institutional II Class	25,000,000	—	—	—	25,000,000	29,472	—
Andersons, Inc.	47,289,122	2,960,674	1,511,650	19,085,532	60,437,138	701,553	498,979
Barnes Group, Inc.	53,508,441	719,038	2,161,545	28,604,705	64,208,590	857,430	1,061,454
Brink’s Co.	52,627,872	—	5,014,514	(457,156)	53,119,473	856,221	118,374
Bristow Group, Inc.	65,084,201	1,237,891	2,416,613	35,194,567	102,931,256	1,341,435	518,805
Buckeye Technologies, Inc.	25,883,165	20,106,199	966,580	9,325,722	57,782,400	457,110	(77,055)
Cal-Maine Foods, Inc.	48,566,110	3,189,242	8,553,255	18,111,321	51,867,952	1,474,320	2,343,873
Cash America International, Inc.	74,396,376	3,074,299	8,587,341	25,662,663	71,549,085	225,196	4,451,353
Commercial Metals Co.	—	81,015,244	—	(5,471,125)	75,544,119	545,028	—
Curtiss-Wright Corp.	59,976,180	3,336,823	1,168,003	9,379,984	73,782,161	710,981	(14,138)
Group 1 Automotive, Inc.	61,606,476	868,353	17,849,641	26,210,828	69,450,732	696,541	6,581,565
Home Loan Servicing Solutions Ltd.	—	66,628,742	—	3,567,403	70,196,145	1,520,180	—
Innophos Holdings, Inc.	58,938,594	2,481,575	708,482	26,125,803	50,835,109	1,381,588	143,198
Meredith Corp.	65,955,014	6,300,810	11,855,016	28,018,951	91,613,908	3,082,450	795,168
Neenah Paper, Inc.	20,194,001	2,814,133	443,458	10,084,231	26,506,124	409,246	161,323
Sturm Ruger & Co., Inc.†	40,788,385	8,189,000	21,040,783	18,757,024	39,080,540	6,617,868	16,564,807
TAL International Group, Inc.	35,244,876	4,316,748	540,562	7,492,534	49,653,243	2,664,043	(1,158)
Titan International, Inc.	54,527,737	13,958,449	—	(14,794,801)	48,781,292	54,094	—
Universal Corp.	72,427,689	1,380,647	13,187,508	23,897,678	76,396,710	2,684,222	1,464,946
Totals	$954,640,511	$228,628,508	$100,330,096	$290,981,363	$1,306,270,242	$28,601,527	$34,418,460

†	Not affiliated at June 30, 2013.

AllianzGI Opportunity:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2013	Dividend Income	Net Realized Loss
Alliant Techsystems, Inc.	—	$1,463,787	—	$67,551	$1,531,338	$3,276	—
Bristow Group, Inc.	—	2,182,357	$235,731	33,364	1,966,132	8,475	$(13,858)
Curtiss-Wright Corp.	—	559,412	—	70,608	630,020	1,700	—
Home Loan Servicing Solutions Ltd.	—	2,042,775	197,687	63,380	1,905,615	35,798	(2,853)
Totals	—	$6,248,331	$433,418	$234,903	$6,033,105	$49,249	$(16,711)

98	June 30, 2013 |	Annual Report

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at June 30, 2013. The percentages and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI NFJ Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
A Schulman, Inc.	5.14%	$34,363,447	0.45%
Alliant Techsystems, Inc.	5.14%	113,170,818	1.49%
Andersons, Inc.	7.54%	60,437,138	0.80%
Barnes Group, Inc.	5.00%	64,208,590	0.85%
Brink’s Co.	5.29%	53,119,473	0.70%
Bristow Group, Inc.	5.32%	102,931,256	1.36%
Buckeye Technologies, Inc.	5.22%	57,782,400	0.76%
Cal-Maine Foods, Inc.	6.39%	51,867,952	0.68%
Cash America International, Inc.	6.56%	71,549,085	0.94%
Commercial Metals Co.	5.22%	75,544,119	0.99%
Curtiss-Wright Corp.	5.36%	73,782,161	0.97%
Group 1 Automotive, Inc.	6.39%	69,450,732	0.91%
Home Loan Servicing Solutions Ltd.	5.42%	70,196,145	0.92%
Innophos Holdings, Inc.	6.00%	50,835,109	0.67%
Meredith Corp.	6.32%	91,613,908	1.21%
Neenah Paper, Inc.	6.15%	26,506,124	0.35%
TAL International Group, Inc.	5.25%	49,653,243	0.65%
Titan International, Inc.	6.53%	48,781,292	0.64%
Universal Corp.	7.63%	76,396,710	1.01%
Totals		$1,242,189,702	16.35%

AllianzGI Opportunity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Alliant Techsystems, Inc.	5.14%	$1,531,338	1.43%
Bristow Group, Inc.	5.32%	1,966,132	1.84%
Curtiss-Wright Corp.	5.36%	630,020	0.59%
Home Loan Servicing Solutions Ltd.	5.42%	1,905,615	1.78%
Totals		$6,033,105	5.64%

At June 30, 2013, the AllianzGI Global Allocation Fund, a fund managed by AGIFM, held approximately 12% of the outstanding shares of AllianzGI U.S. Managed Volatility.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2013, Allianz Global Investors U.S. LLC (“AGI U.S.”) reimbursed AllianzGI Income & Growth $841 (less than $0.01 per share) for realized losses resulting from a trading error and reimbursed AllianzGI Mid-Cap $11,478 (less than $0.01 per share) for realized losses resulting from a trading error.

11.	FUND EVENTS

(a) Sub-Adviser Name Change and Merger

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”). On April 1, 2013, RCM Capital Management LLC merged into AGI U.S. by means of a statutory merger (the “RCM Restructuring”). Upon completion of the RCM Restructuring, AGI U.S. succeeded to the advisory business of RCM. This occurred by operation of law. NFJ remains a separate registered investment adviser and wholly owned subsidiary of AGI U.S.

Annual Report	| June 30, 2013	99

Notes to Financial Statements (cont’d)

June 30, 2013

(b) Name Changes

Effective January 28, 2013, the Funds’ names changed as set forth below:

Current Fund Name	Prior Fund Name
AllianzGI Focused Growth Fund	Allianz RCM Focused Growth Fund
AllianzGI Income & Growth Fund	Allianz AGIC Income & Growth Fund
AllianzGI Large-Cap Growth Fund	Allianz RCM Large-Cap Growth Fund
AllianzGI Mid-Cap Fund	Allianz RCM Mid-Cap Fund
AllianzGI NFJ All-Cap Value Fund	Allianz NFJ All-Cap Value Fund
AllianzGI NFJ Dividend Value Fund	Allianz NFJ Dividend Value Fund
AllianzGI NFJ Large-Cap Value Fund	Allianz NFJ Large-Cap Value Fund
AllianzGI NFJ Mid-Cap Value Fund	Allianz NFJ Mid-Cap Value Fund
AllianzGI NFJ Small-Cap Value Fund	Allianz NFJ Small-Cap Value Fund
AllianzGI Opportunity Fund	Allianz AGIC Opportunity Fund
AllianzGI U.S. Managed Volatility Fund	Allianz AGIC U.S. Managed Volatility Fund

(c) Portfolio Manager Change

Effective April 8, 2013, the AllianzGI Opportunity’s portfolio management team changed and a new investment strategy was implemented.

12.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 2, 2013, AllianzGI Small-Cap Blend Fund commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares. The investment objective of the Fund is to seek long-term capital appreciation.

On July 18, 2013, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.0875 per share, payable July 18, 2013 to shareholders of record on July 17, 2013.

There were no other subsequent events identified that require recognition or disclosure.

100	June 30, 2013 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Focused Growth Fund (formerly known as Allianz RCM Focused Growth Fund), AllianzGI Income & Growth Fund (formerly known as Allianz AGIC Income & Growth Fund), AllianzGI Opportunity Fund (formerly known as Allianz AGIC Opportunity Fund), AllianzGI U.S. Managed Volatility Fund (formerly known as Allianz AGIC U.S. Managed Volatility Fund), AllianzGI NFJ All-Cap Value Fund (formerly known as Allianz NFJ All-Cap Value Fund), AllianzGI NFJ Dividend Value Fund (formerly known as Allianz NFJ Dividend Value Fund), AllianzGI NFJ Large-Cap Value Fund (formerly known as Allianz NFJ Large-Cap Value Fund), AllianzGI NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Mid-Cap Value Fund), AllianzGI NFJ Small-Cap Value Fund (formerly known as Allianz NFJ Small-Cap Value Fund), AllianzGI Large-Cap Growth Fund (formerly known as Allianz RCM Large-Cap Growth Fund), and AllianzGI Mid-Cap Fund (formerly known as Allianz RCM Mid-Cap Fund) (eleven of the nineteen funds constituting Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

Annual Report	| June 30, 2013	101

Federal Income Tax Information

Unaudited

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2013, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AllianzGI Focused Growth	$30,980,472
AllianzGI Income & Growth	6,123,721
AllianzGI Large-Cap Growth	25,016,973
AllianzGI Mid-Cap	25,681,213
AllianzGI NFJ All-Cap Value	—
AllianzGI NFJ Dividend Value	—
AllianzGI NFJ Large-Cap Value	—
AllianzGI NFJ Mid-Cap Value	—
AllianzGI NFJ Small-Cap Value	410,112,825
AllianzGI Opportunity	5,368,683
AllianzGI U.S. Managed Volatility	2,317,644

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2013, are designated as “qualified dividend income”:

AllianzGI Focused Growth	0%
AllianzGI Income & Growth	9%
AllianzGI Large-Cap Growth	100%
AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	98%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	100%
AllianzGI Opportunity	0%
AllianzGI U.S. Managed Volatility	95%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2013, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Focused Growth	0%
AllianzGI Income & Growth	10%
AllianzGI Large-Cap Growth	100%
AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	96%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	100%
AllianzGI Opportunity	0%
AllianzGI U.S. Managed Volatility	97%

102	June 30, 2013 |	Annual Report

Privacy Policy

Unaudited

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Annual Report	| June 30, 2013	103

Allianz Funds—Board of Trustees

Unaudited

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional, Institutional II and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 1959	1/2006 to present	Managing Director, a member of the Executive Committee and Chief Marketing Officer, Allianz Global Investors U.S. Holdings LLC and a member of the Management Board of Allianz Global Investors Fund Management LLC. Formerly, Chairman of the Board of Managers, RCM Capital Management LLC; and a member of the Board of Managers, Caywood-Scholl Capital Management LLC.	20	None.

John C. Maney†† 1959	12/2006 to present	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. since January 2005 and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.	85	See below.††

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	20	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel, Inc. Formerly, Director, CardioKine, Inc. and Director, NitroMed, Inc.

Maryann Bruce 1960	6/2010 to present	President, Turnberry Advisory Group (business consulting). Formerly, President, Aquila Distributors, Inc.; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; Executive Managing Director, Evergreen Investments; and President, Evergreen Investments Services, Inc. (securities distribution).	20	Director, MBIA Inc.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	20	Director, Bancfirst Corporation

C. Kim Goodwin 1959	6/2010 to present	Board Director, Advisor and Private Investor. Formerly, Director, Akamai Technologies, Inc., Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	20	Director, Popular, Inc.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	20	Director, Sykes Enterprises, Inc.

Edward E. Sheridan 1954	1/2006 to present	Retired. Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	20	None.

104	June 30, 2013 |	Annual Report

Allianz Funds—Board of Trustees (cont’d)

Unaudited

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

W. Bryant Stooks 1940	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price LLC (real estate investments); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co. (auditing).	20	None.

Gerald M. Thorne 1938	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin Capital Corp. (small business investment company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corporation.	20	None.

James W. Zug 1940	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	20	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; and Director, Teleflex Incorporated.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI International & Premium Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of AllianzGI Managed Accounts Trust, each series of Premier Multi-Series VIT, each series of US Allianz Variable Insurance Products Trust and registered investment companies advised by Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.
†	Mr. Frank is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as a result of his positions set forth in the table above.
††	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above among others with the Trust’s Investment Adviser and various affiliated entities.

Annual Report	| June 30, 2013	105

Allianz Funds—Officers

Unaudited

Name, Year of Birth, Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 1964 President	1/2011 to present	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 55 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of numerous funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968 Vice President, Secretary and Chief Legal Officer	12/2006 to present	Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel, Allianz Global Investors of U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter 1975 Chief Compliance Officer	3/2013 to present	Director, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard H. Kirk 1961 Assistant Secretary	12/2004 to present	Director, Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 54 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	3/2013 to present	Director and Chief Compliance Officer, Allianz Global Investors U.S. LLC; and Assistant Secretary of 54 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Lagan Srivastava 1977 Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. Holdings LLC.; Assistant Secretary of 85 funds in the Fund Complex; and of The Korea Fund, Inc.

**	The officers of the Trust are elected annually by the Board of Trustees.

106	June 30, 2013 |	Annual Report

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $405 billion in assets under management.* With 23 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* as of 3/31/13

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ00AR_063013

AGI-2013-07-01-7169

Allianz International/Sector Stock Funds

Annual Report

June 30, 2013

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Global Commodity Equity Fund

AllianzGI Global Small-Cap Fund

AllianzGI International Managed Volatility Fund

AllianzGI NFJ International Value Fund

AllianzGI Technology Fund

AllianzGI Wellness Fund

On January 28th, 2013 a number of our U.S. mutual funds and certain investment strategies underwent name changes. For a complete list of new naming conventions please visit our website at us.allianzgi.com.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2–3	President’s Letter
4–17	Fund Summaries
18–19	Important Information
20	Benchmark Descriptions
21–30	Schedules of Investments
32–35	Statements of Assets and Liabilities
36–37	Statements of Operations
38–39	Statements of Changes in Net Assets
40–53	Financial Highlights
54–76	Notes to Financial Statements
77	Report of Independent Registered Public Accounting Firm
78	Federal Income Tax Information
79	Privacy Policy
80–82	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

President’s Letter

Brian S. Shlissel

President

Dear Shareholder:

In contrast to the ongoing expansion in the US, economic growth in many other developed countries moderated and, in some instances, fell into recession during the fiscal 12-month reporting period ended June 30, 2013. Despite periods of volatility, developed international equities generated strong results during the reporting period, while emerging market equities posted modest gains.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2013, US stocks, as measured by the Standard & Poor’s 500 Index, advanced 20.60%. Two measures of stock performance in developed international and global markets rose, with the MSCI EAFE (Europe, Australasia and Far East) Index advancing 18.62% and the MSCI World Index returning 18.58% in dollar-denominated terms. The MSCI Emerging Markets Index gained 2.87% in dollar-denominated terms.

Despite generally slower growth and an ongoing recession in the euro zone, all 22 countries within the MSCI EAFE Index posted positive returns during the twelve month reporting period. Switzerland, Greece, Finland and Germany generated the strongest results, all rising in excess of 20%. In contrast, Israel, Italy, Netherlands and Australia lagged. Supporting international developed equities was ongoing central bank policy accommodation. The European Central Bank (“ECB”) lowered its key interest rate on two occasions during the reporting period, to a record low of 0.50%. In addition, ECB President Mario Draghi indicated that “monetary policy will remain accommodative for as long as necessary.” The Bank of Japan was also active during the reporting period. In January 2013, Japan’s central bank raised its target for annual inflation from 1% to 2% and the Japanese government introduced a ¥10.3 trillion (approximately $116 billion) stimulus package to support its economy. In April, The Bank of Japan vowed to double its balance sheet over the next two years in an effort to end its lengthy deflationary cycle and spur its economy.

In Asia, China’s gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance expanded at an annual growth rate of 7.7% during the first quarter of 2013. While this was substantially higher than growth in developed countries, it was the slowest pace in China since the first quarter of 2009. In addition, toward the end of the reporting period, China’s central bank tightened credit in an attempt to ward off what it felt was dangerous lending and

2	June 30, 2013 |	Annual Report

surging property prices. A number of other emerging market economies, including Brazil and Turkey, experienced increased political unrest, while growth in India and Russia moderated.

Outlook

As the second half of 2013 unfolds, the mood appears similar to late December 2012. Market volatility has increased, not due to economic concerns, but rather fallout from the US Federal Reserve Board’s (the “Fed”) plans to taper its asset purchase program and from signs of slower global growth.

We expect the Fed’s stance to remain accommodative, even if it starts to taper its purchase program toward the end of the year. Fed tapering is likely to create higher volatility, but we believe the Fed will only raise interest rates if it is confident the economic recovery is on solid footing. While the euro zone remains in recession, the ECB projects GDP in the region will expand 1.1% in 2014, versus a 0.6% contraction in 2013. Elsewhere, while economic data in China is showing signs of weakness, it is our view that it is not weak enough to dramatically curtail growth.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

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Annual Report	| June 30, 2013	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period from July 1, 2012 through June 30, 2013, as provided by Lu Yu, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at Net Asset Value ("NAV") of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 6.61%, outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned 2.87%.

Emerging markets equities experienced heightened levels of volatility given the divergent returns between the beginning and end of the reporting period. Emerging markets stocks were initially beneficiaries of increased investor optimism, higher global growth projections, and central bank stimulus packages. This translated into positive results for the benchmark index, which was higher in five of the first seven months of the annual reporting period, experiencing only modest declines in August and October. This sentiment was generally reversed in the February through June time period, as investors became overly fixated on a potential slowdown in China. Global commodity weakness, a strengthening US dollar and ramifications surrounding a possible US Federal Reserve “tapering” of quantitative easing further exacerbated the market decline.

Sector performance for the benchmark index was mixed, with six out of ten benchmark index sectors posting positive results. Defensive sectors, led by double-digit gains in Health Care, Information Technology and Consumer Staples stocks, were among the best performers. Meanwhile, economically sensitive sectors including Materials, Utilities, Energy and Industrials each declined during the annual period. From a country perspective, the Philippines, Thailand and Turkey were the top benchmark index performers as a result of favorable economic expansion and consumer demand. Conversely, Latin American stocks underperformed due in part to commodity weakness, with Peru, Chile and Brazil among the largest emerging markets equities underperformers.

Relative performance driven by stock selection

The Fund’s performance relative to the benchmark index was the result of positive stock selection at both a sector and country level. Specifically, our bottom-up stock selection alongside a focus on the growth of the emerging markets consumer added to results. The Industrials sector was the top performer, thanks to our selections within the airline industry which has capitalized on favorable growth in the region. A sizeable underweight to Materials proved advantageous in light of commodity weakness, as did bottom-up stockpicking in the Energy sector. Conversely, stock selections within Information Technology and Consumer Discretionary sectors lagged the benchmark index for the annual reporting period. From a country standpoint, selections in Turkey, China and Thailand were each sizeable contributors as a result of bottom-up stockpicking. Meanwhile, stock selection in Russia, coupled with a slight overweight allocation, detracted from results. Taiwan and India also offset relative basis due primarily to underweight allocations versus the benchmark index.

The largest individual active contributor to performance was Turkish airline Turk Hava Yollari, which benefited from favorable consumer and economic growth trends, resulting in both revenue and earnings increases. Chinese automobile company Great Wall Motor also added meaningfully to results given strong SUV and sedan growth in the region. Conversely, shares of Taiwanese electronic components maker Hon Hai Precision Industries represented the largest absolute detractor for the reporting period, declining due to expectations of lackluster growth as a result of Apple supply chain weakness.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	6.61%	–3.05%	11.89%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	0.75%	–4.14%	11.19%
AllianzGI Emerging Markets Opportunities Fund Class C	5.84%	–3.77%	11.05%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	4.84%	–3.77%	11.05%
AllianzGI Emerging Markets Opportunities Fund Class D	6.63%	–3.04%	11.89%
AllianzGI Emerging Markets Opportunities Fund Class P	6.90%	–2.78%	12.20%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	7.01%	–2.64%	12.34%
MSCI Emerging Markets Index	2.87%	–0.43%	11.56%
Lipper Emerging Markets Funds Average	4.59%	–1.66%	10.42%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.69% for Class A shares, 2.44% for Class C shares, 1.69% for Class D shares, 1.44% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

4	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2013)

Korea (Republic of)	18.4%
China	17.9%
Taiwan	13.4%
Brazil	10.1%
Russian Federation	5.2%
Thailand	4.0%
Turkey	3.9%
Hong Kong	3.7%
Other	18.4%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$920.50	$917.30	$920.50	$922.00	$922.30
Expenses Paid During Period	$8.00	$11.55	$8.00	$6.81	$6.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,016.46	$1,012.74	$1,016.46	$1,017.70	$1,018.20
Expenses Paid During Period	$8.40	$12.13	$8.40	$7.15	$6.66

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.68% for Class A, 2.43% for Class C, 1.68% for Class D, 1.43% for Class P, and 1.33% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	5

Unaudited

AllianzGI Global Commodity Equity Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Paul Strand, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Global Commodity Equity Fund (the “Fund”) returned 10.80% outperforming the Custom Commodity Equity Benchmark (the “benchmark index”) which returned 7.63%.

Investors displayed a modest increase in the willingness to take on risk during the period due to increased confidence in the outlook for the global economy, which served as a tailwind for the Fund’s defined investment universe. These returns were driven by a number of factors, including confidence in the ultimate resolution in the US Fiscal Cliff, easing of European risks, continued fundamental strength in many of the Fund’s sub-sectors, and recovery from discounted valuations in other sub-sectors.

Our positions in the Oil & Gas Consumable Fuels sector made the strongest contribution to performance during the period. Within this sector, the Exploration and Production sector was our most positive segment. We were overweight the segment and stock selection here was also exceptionally strong, as our focus on low cost producers within the prolific oil and gas shale regions of the US continued to pay off. Refining stocks also made a positive contribution during the period. We had correctly identified the strong global competitive position of the US Refiners due to their ongoing cost advantage and remained overweight. Our positions within the Chemicals sector were also a significant positive during the period. Similar to the Refiners, the US-based Chemicals producers have a strong competitive advantage due to their structurally lower input costs, specifically natural gas, as well as their leverage to a recovering US housing market. The Fund also had a strong contribution from our positions in the Energy Equipment & Services sector, which benefited from a number of strong secular trends, including deep water exploration and development, and growth of international oil and gas development. Additionally, the Fund’s allocation to the Electrical Equipment sector was additive to performance, as our European based holdings delivered strong performance.

The largest detractor to the Fund’s performance during the period was our underweight in the Food Products sector, as stocks in this sector received a boost when corn prices fell more rapidly than we had expected. The Metals and Mining sector was also a detractor. We were underweight the sector in late Q3 when these stocks surged higher on the Fed’s announcement of open ended quantitative easing, which served as a catalyst to these stocks.

Other detractors to the Fund’s performance were the Machinery and the Trading Company & Distributors sectors, where we were underweight Japanese stocks which began to rally sharply in late 2012. We have since moved to an overweight in Japan, as we see improving economic trends there compared to the rest of the world.

Outlook

We expect that if investor sentiment towards global growth remains stable or improves, the Fund can continue to deliver solid performance. Looking ahead to the next year, we see investment opportunities across all of our Fund’s addressable sectors: Energy, Materials, Agriculture, and Industrials. Company fundamentals in these sectors remain sound, and valuations of many of the companies appear compelling. We continue to favor our diversified approach to investing in commodity related companies, and maintain our expectation that performance of the stocks in these sectors should outperform the underlying commodities over the long-term. Potential near term risks for this sector are primarily macro in nature, and include recurrence of European debt fears, uncertainty over the trends in China’s economic growth, and potential Middle East political upheaval.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	Since Inception†
AllianzGI Global Commodity Equity Fund Class A	10.80%	–7.84%	9.25%
AllianzGI Global Commodity Equity Fund Class A (adjusted)	4.71%	–8.88%	8.57%
AllianzGI Global Commodity Equity Fund Class C	9.99%	–8.51%	8.46%
AllianzGI Global Commodity Equity Fund Class C (adjusted)	8.99%	–8.51%	8.46%
AllianzGI Global Commodity Equity Fund Class D	10.75%	–7.84%	9.26%
AllianzGI Global Commodity Equity Fund Class P	11.06%	–7.60%	9.55%
AllianzGI Global Commodity Equity Fund Institutional Class	11.14%	–7.51%	9.66%
MSCI World Index	18.58%	2.70%	5.53%
Custom Commodity Equity Benchmark	7.63%	–2.41%	10.41%
World Energy and Materials Composite	5.81%	–4.59%	8.10%
Lipper Global Natural Resources Funds Average	5.94%	–9.19%	9.14%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

6	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Commodity Equity Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2013)

United States	65.3%
Japan	7.2%
Netherlands	5.4%
France	4.6%
Switzerland	4.4%
United Kingdom	4.0%
Germany	1.4%
Canada	1.4%
Other	5.2%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,008.70	$1,004.60	$1,008.70	$1,009.20	$1,010.40
Expenses Paid During Period	$7.07	$10.79	$7.07	$5.83	$5.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,017.75	$1,014.03	$1,017.75	$1,018.99	$1,019.49
Expenses Paid During Period	$7.10	$10.84	$7.10	$5.86	$5.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.42% for Class D, 1.17% for Class P and 1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	7

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Andrew Neville, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares, at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 23.40%, outperforming the MSCI World Small-Cap Index (the “benchmark index”) which returned 22.06%.

Holdings in Asia and Japan drove active returns over the period. Within the Fund, areas of strength included stock selection in Financials and Industrials while stock selection in Information Technology hurt the Fund’s relative performance.

The leading contributor to performance was the Chinese handset camera module maker Sunny Optical Technology which is benefitting from taking market share of camera lenses in the fast growing low cost China smartphone market and starting to sell to high quality lenses into the international markets. The main detractor to performance was the US mobile free-to-play games developer Glu Mobile which saw a lower take up of paid features than hoped for.

The period started weakly as global smaller companies continued to report deteriorating trade activity with the deepening recession in southern Europe and slowing Asian and US economies.

However, global smaller companies started to advance as these concerns were met with policy responses. In July 2012 the European Central

Bank and People’s Bank of China cut lending rates. In September the European Central Bank unveiled details on the Outright Monetary Transactions program for European Union peripheral government bond purchases and the Federal Reserve announced a third round of quantitative easing. Concerns on negotiations on the “Fiscal Cliff” following the US election were short lived. Elections in Japan resulted in the pro-growth Liberal Democratic Party receiving a supermajority in Parliament and a new, pro-inflation, governor of the Bank of Japan was appointed earlier than expected. European policy moved towards relaxing austerity programs in an effort to stimulate growth.

Adverse headwinds re-emerged in early 2013. Elections in Italy had produced an unexpected anti-austerity result and Cyprus bank bailout negotiations proved to be fraught. European economic data deteriorated more than expected, Chinese growth struggled, US job creation was lower than expected and European corporate earnings had not shown the hoped for signs of stability. Japan was the one bright spot where the Bank of Japan’s easing policy was more aggressive than expected.

The European Central Bank cut rates to a record low of 0.5% and the positive news coming from Japan caused global smaller companies to rally to an all-time high in May 2013 before retreating as the Chairman of the Federal Reserve talked publically about tapering bond purchases.

Outlook

In the long term, the global economy remains in a structural low growth environment driven by the effects of “Financial Repression” in the US and Europe. We believe that the unwinding of the excesses of the prior cycle will make growth a scarce commodity.

As we move into the third quarter of 2013 the European Central Bank, Bank of Japan and the Bank of England have reconfirmed their loose monetary policy. The European economy is showing tentative signs of stabilization while the Japanese economy is feeling the positive effects of the stimulus programs. Offsetting these positives, the US economy is slowing and the Federal Reserve is moving into a new phase of approaching the point where stimulus is withdrawn. Furthermore, company reporting outside of Japan remains lackluster as we move into the important reporting seasons around the world.

It is within this environment of scarce growth that we continue to see opportunities in global smaller companies and believe our fundamental, bottom-up stock picking process will enable the Fund to outperform over the market cycle.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Global Small-Cap Fund Class A	23.40%	6.24%	10.73%	10.54%
AllianzGI Global Small-Cap Fund Class A (adjusted)	16.61%	5.05%	10.11%	10.16%
AllianzGI Global Small-Cap Fund Class B	22.46%	5.44%	10.09%	10.16%
AllianzGI Global Small-Cap Fund Class B (adjusted)	17.46%	5.11%	10.09%	10.16%
AllianzGI Global Small-Cap Fund Class C	22.47%	5.45%	9.92%	9.74%
AllianzGI Global Small-Cap Fund Class C (adjusted)	21.47%	5.45%	9.92%	9.74%
AllianzGI Global Small-Cap Fund Class D	23.39%	6.24%	10.74%	10.64%
AllianzGI Global Small-Cap Fund Class P	23.72%	6.55%	11.06%	10.87%
AllianzGI Global Small-Cap Fund Institutional Class	23.84%	6.63%	11.16%	10.97%
MSCI World Small-Cap Index	22.06%	6.50%	10.65%	7.52%
Lipper Global Small-/Mid-Cap Funds Average	19.18%	4.73%	10.07%	8.40%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

8	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30,  2013)

United States	56.9%
Japan	11.3%
United Kingdom	4.5%
Germany	3.5%
Denmark	3.1%
Ireland	2.4%
Sweden	1.8%
Italy	1.7%
Other	11.2%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,147.20	$1,143.30	$1,143.00	$1,147.10	$1,148.80	$1,149.30
Expenses Paid During Period	$8.57	$12.54	$12.54	$8.57	$7.25	$6.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,016.81	$1,013.09	$1,013.09	$1,016.81	$1,018.05	$1,018.55
Expenses Paid During Period	$8.05	$11.78	$11.78	$8.05	$6.80	$6.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	9

Unaudited

AllianzGI International Managed Volatility Fund

For the period from July 1, 2012 through June 30, 2013, as provided by Steven Tael, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned 11.60% lagging the MSCI EAFE Index (the “benchmark index”) which returned 18.62%. Fund performance relative to the benchmark index was due in part to timing of results. Year-to-date through June 30, 2013, the Fund returned 4.04% compared to 4.10% for the benchmark index.

Market Environment

During the reporting period, non-US equities were the beneficiaries of improving investor sentiment and the markets’ ability to navigate potential sovereign concerns within Europe. Investors initially cheered the prospects for higher global growth projections coupled with central bank stimulus packages. In addition, all eyes were on the US Congress and whether it could stave off expiring tax cuts and automatic spending cuts. The situation referred to as the “fiscal cliff” had the potential for rippling effects across global markets, but was ultimately avoided when US lawmakers agreed on a resolution. Japan was a key area of focus as the country’s new Prime Minister made unprecedented efforts to boost the country’s competitiveness through monetary easing in an effort to help break the deflationary cycle, which has resulted in yen weakening. In all, the benchmark index posted positive results in nine of the first ten months during the annual reporting period. This phenomenon was reversed in May and June as investors digested the potential for slowing economic growth in China, alongside expectations that the US Federal Reserve would begin “tapering” its quantitative easing program in the coming quarters.

Sector performance for the benchmark index was decidedly positive, with Consumer Discretionary, Financials and Health Care stocks among the top performers. Energy and Materials stocks posted positive absolute results, but lagged other sectors within the benchmark index on a relative basis due in part to a strengthening US dollar and weakness in commodities. Each of the 22 countries within the benchmark index were higher for the annual reporting period. Country results were led by Greece, thanks to a rapid turnaround in investor sentiment, followed by the more economically stable countries of Finland, Switzerland and Germany. Meanwhile Israel and Italy were the two largest underperformers for the period, lagging their developed market counterparts despite single digit absolute gains.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock selection

During the reporting period, the Fund posted positive double-digit returns, but trailed the benchmark index on a relative basis. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower expected risk than the benchmark index. The Fund’s lower risk focus resulted in underperformance relative the benchmark index as a result of the significant market rally, whereby higher risk stocks were among the outperformers.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with performance relative to the benchmark index due to our more conservative selections in Financials and Consumer Staples sectors. A sizeable overweight to the lower risk Utilities sector also detracted from results in light of the market performance. Conversely, our underweight allocation to the Materials sector contributed to results due in part to a decline in global commodities prices. From a country standpoint, Japan was the primary relative underperformer as a result of currency weakness and our decision to pare back exposure toward the end of the reporting period given an increase in volatility. Selections in Sweden and Switzerland also lagged the benchmark index. Conversely, a significant underweight to higher risk stocks in Australia improved relative results given the weakness in commodities stocks.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI International Managed Volatility Fund Class A	11.60%	–3.68%	6.92%	4.66%
AllianzGI International Managed Volatility Fund Class A (adjusted)	5.46%	–4.76%	6.32%	4.17%
AllianzGI International Managed Volatility Fund Class C	10.73%	–4.40%	6.13%	3.88%
AllianzGI International Managed Volatility Fund Class C (adjusted)	9.73%	–4.40%	6.13%	3.88%
AllianzGI International Managed Volatility Fund Class D	11.57%	–3.73%	6.90%	4.63%
AllianzGI International Managed Volatility Fund Class R	11.29%	–3.92%	6.61%	4.30%
AllianzGI International Managed Volatility Fund Class P	11.89%	–3.41%	7.19%	4.86%
AllianzGI International Managed Volatility Fund Institutional Class	12.00%	–3.33%	7.29%	4.96%
AllianzGI International Managed Volatility Fund Administrative Class	11.69%	–3.57%	7.01%	4.70%
MSCI EAFE Index	18.62%	–0.63%	7.67%	4.07%
Lipper International Multi-Cap Core Funds Average	16.66%	–0.53%	7.02%	4.07%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

10	June 30, 2013 |	Annual Report

Unaudited

AllianzGI International Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30,  2013)

Japan	21.9%
Hong Kong	17.5%
Singapore	14.0%
United Kingdom	13.4%
Switzerland	9.2%
China	8.8%
Israel	4.7%
Germany	3.4%
Other	5.0%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,040.40	$1,036.70	$1,040.50	$1,038.70	$1,041.60	$1,042.20	$1,041.00
Expenses Paid During Period	$4.86	$8.64	$4.86	$6.12	$3.59	$3.09	$4.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,020.03	$1,016.31	$1,020.03	$1,018.79	$1,021.27	$1,021.77	$1,020.53
Expenses Paid During Period	$4.81	$8.55	$4.81	$6.06	$3.56	$3.06	$4.31

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 0.96% for Class D, 1.21% for Class R, 0.71% for Class P, 0.61% for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	11

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned 12.08% underperforming the MSCI All Country World Ex-US Index (the “benchmark index”) which returned 13.63%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. A domino effect of monetary easing took place as central banks around the globe promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Since the start of 2013, international markets have generally lagged US stocks. Political gridlock and debt crisis woes dampened Europe’s bourses. An end-of-period sell-off was provoked by concerns that Fed quantitative easing (QE) “tapering” would drive up global government borrowing costs, worsening Europe’s sovereign debt crisis. Outside of Europe, Japan proved to be a source of strength as the country’s currency continued to depreciate and new leadership expressed confidence that monetary policy could boost inflation and spur growth. While Federal Reserve Chairman Ben Bernanke laid out a timetable for reducing America’s QE program, policymakers in 17 other countries moved in the opposite direction, slashing interest rates or expanding

QE. An increased likelihood of easier money abroad pushed up the value of the US dollar, which, for US-based investors in foreign markets, translated into currency losses. Commodity prices retreated broadly due to the strengthening US dollar and slower global growth and inflation prospects. On average, dividend payers within the benchmark index underperformed non-dividend payers significantly which detracted from Fund performance as NFJ’s investment philosophy focuses largely on high quality, dividend paying securities.

The benchmark index generated a strong return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Health Care) by over 33 percentage points. Eight of the ten sectors generated a positive return for the period, with Materials and Energy generating a negative return. The Materials, Energy, and Utilities sectors were the worst performing sectors. In contrast, the Health Care, Consumer Discretionary, and Financials sectors generated the strongest results.

Sector allocation and currency moves drove the Fund’s underperformance

Although the manager’s stock selection outperformed, sector weightings and currency moves resulted in underperformance. Country weightings and a small cash position also detracted.

In terms of stock selection, the Fund’s holdings in the Consumer Discretionary, Telecommunication Services, and Energy sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Utilities, Consumer Staples, and Materials sectors. From a country perspective, holdings in Canada and Japan were the most successful, while the Fund’s positions in Brazil and China detracted the most from results.

From a sector allocation perspective, overweights in the Materials and Energy sectors, combined with an underweight in the Consumer Discretionary sector, detracted the most from results.

Country allocation, overall, detracted from performance, with overweights in Brazil and Israel, and an underweight in Switzerland being the largest detractors from performance during the reporting period. In contrast, an overweight in Japan, combined with underweights in China and Russia, were the largest contributors.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy, Materials, and Telecommunication Services sectors, whereas the largest relative underweights were in the Industrials, Information Technology, and Financials sectors.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ International Value Fund Class A	12.08%	–0.73%	12.11%	13.03%
AllianzGI NFJ International Value Fund Class A (adjusted)	5.91%	–1.85%	11.48%	12.41%
AllianzGI NFJ International Value Fund Class C	11.21%	–1.48%	11.28%	12.19%
AllianzGI NFJ International Value Fund Class C (adjusted)	10.21%	–1.48%	11.28%	12.19%
AllianzGI NFJ International Value Fund Class D	12.10%	–0.73%	12.11%	13.03%
AllianzGI NFJ International Value Fund Class R	11.75%	–0.97%	11.86%	12.77%
AllianzGI NFJ International Value Fund Class P	12.35%	–0.47%	12.42%	13.34%
AllianzGI NFJ International Value Fund Institutional Class	12.49%	–0.39%	12.53%	13.45%
AllianzGI NFJ International Value Fund Administrative Class	12.18%	–0.63%	12.25%	13.16%
MSCI All Country World Ex-US Index	13.63%	–0.80%	8.62%	9.71%
Lipper International Large-Cap Core Funds Average	16.78%	–0.80%	7.43%	8.39%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.50% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares and 1.15% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

12	June 30, 2013 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2013)

United Kingdom	20.2%
Japan	13.8%
Canada	9.2%
Brazil	6.8%
Germany	6.1%
Korea (Republic of)	5.2%
France	4.2%
Singapore	4.2%
Other	28.4%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$981.20	$977.00	$981.10	$979.60	$982.40	$982.40	$981.30
Expenses Paid During Period	$5.99	$9.66	$5.99	$7.22	$4.77	$4.28	$5.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,018.74	$1,015.03	$1,018.74	$1,017.50	$1,019.98	$1,020.48	$1,019.24
Expenses Paid During Period	$6.11	$9.84	$6.11	$7.35	$4.86	$4.36	$5.61

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.22% for Class D, 1.47% for Class R, 0.97% for Class P, 0.87% for Institutional Class and 1.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	13

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AllianzGI Technology Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Portfolio Insights

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 17.95%, outperforming the S&P North American Technology Sector Index (the “benchmark index”) which returned 14.66% during the reporting period.

Several mega- and large-cap technology stocks in the benchmark index experienced challenges over the period driven by soft corporate and government IT spending trends and certain secular headwinds. However, many tech stocks experiencing unique growth drivers largely escaped these challenges and had returns above the overall market. The dispersion of returns among technology stocks was larger than any other sector in the MSCI World Index, highlighting the opportunities for fundamental stock pickers.

A large portion of the Fund’s outperformance was due to strong contributions from several holdings we have identified as beneficiaries of secular growth trends. Relatedly, our avoidance of certain large benchmark holdings we think may continue to struggle under near-term macro challenges and longer term secular headwinds also added to our relative performance.

During the period, some of the Fund’s strongest contributors came from consumer internet companies with sizeable opportunities in mobile. These companies are creating new models for marketing, commerce, music, video, social interaction, information, and gaming. We think many companies will figure out business models that thrive in the mobile environment and create great value for investors.

Clean technology has been an emerging theme for the Fund. We think certain clean tech companies are making products that not only seem to have sustainable social support, but make good economic sense. Examples in the space include companies offering solar power leasing arrangements, LED lighting products, and electric cars that can go 200 miles between charges. The electric vehicle area was a particularly strong contributor over the last year.

Beyond these unique growth themes, contributions also came from holdings in key hardware component areas such as memory and hard disk drives which have recently experienced more favorable supply/demand conditions in their respective markets. These companies have attractive relative valuations and solid free cash flows which we think could be used to unlock further value for shareholders through dividend increases and/or share buybacks.

Detractors from relative performance came largely from overweights in several mid-cap stocks with high exposure to the enterprise market. Like their large-cap counterparts, these stocks struggled to maintain prior rates of sales growth as business and governments stalled technology investment. We think there is pent-up demand in this area and that growth expectations are now more appropriate. We think our current holdings in this segment could appreciate strongly as market conditions improve.

Looking forward, we acknowledge that risks are still present in the form of uncertainty regarding the full implications of federal spending cuts in the US as well as the potential for stalled policy or economic progress in Europe and Asia. Still, with low valuations and growing yields, many tech stocks have good support. We believe that the ongoing alleviation of these risks, improved corporate demand, and certain unique growth drivers could set the stage for the next secular bull market in technology.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Technology Fund Class A	17.95%	7.55%	9.88%	12.27%
AllianzGI Technology Fund Class A (adjusted)	11.46%	6.34%	9.26%	11.90%
AllianzGI Technology Fund Class B	17.10%	6.75%	9.22%	11.88%
AllianzGI Technology Fund Class B (adjusted)	12.10%	6.44%	9.22%	11.88%
AllianzGI Technology Fund Class C	17.08%	6.76%	9.07%	11.43%
AllianzGI Technology Fund Class C (adjusted)	16.08%	6.76%	9.07%	11.43%
AllianzGI Technology Fund Class D	17.95%	7.55%	9.88%	12.39%
AllianzGI Technology Fund Class P	18.24%	7.83%	10.19%	12.66%
AllianzGI Technology Fund Institutional Class	18.38%	7.95%	10.30%	12.78%
AllianzGI Technology Fund Administrative Class	18.06%	7.67%	10.03%	12.49%
NASDAQ Composite Index	15.95%	8.22%	7.69%	6.94%
S&P North American Technology Sector Index	14.66%	8.42%	8.34%	8.06%
Lipper Global Science/Technology Funds Average	12.81%	8.04%	9.38%	9.98%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.58% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares, 1.58% for Class D shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

14	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2013)

Internet Software & Services	21.7%
Semiconductors & Semiconductor Equipment	14.2%
Software	14.1%
Internet & Catalog Retail	11.2%
Computers & Peripherals	10.7%
Automobiles	7.8%
Communications Equipment	6.0%
Other	10.7%
Securities Sold Short*	–7.4%
Cash & Equivalents — Net (including Options Purchased & Options Written)	11.0%
* Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Software	–2.8%
Exchange-Traded Fund	–1.8%
Internet Software & Services	–0.9%
IT Services	–0.7%
Computers & Peripherals	–0.7%
Semiconductors & Semiconductor Equipment	–0.3%
Communications Equipment	–0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,135.50	$1,131.50	$1,131.30	$1,135.50	$1,136.90	$1,137.70	$1,135.90
Expenses Paid During Period	$8.31	$12.26	$12.26	$8.31	$6.99	$6.47	$7.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,017.01	$1,013.29	$1,013.29	$1,017.01	$1,018.25	$1,018.74	$1,017.50
Expenses Paid During Period	$7.85	$11.58	$11.58	$7.85	$6.61	$6.11	$7.35

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.57% for Class A, 2.32% for Class B, 2.32% for Class C, 1.57% for Class D, 1.32% for Class P, 1.22% for Institutional Class and 1.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	15

Unaudited

AllianzGI Wellness Fund

For the period of July 1, 2012, through June 30, 2013, as provided by Ken Tsuboi, Lead Portfolio Manager.

Portfolio Insights

Fund Review

For the reporting period ended June 30, 2013, Class A shares at NAV of the AllianzGI Wellness Fund (the “Fund”) returned 19.04%, lagging our custom benchmark, the World Healthcare and Consumer Blended Benchmark, which returned 25.94%. Overall, the underperformance was driven by holdings in the pharmaceutical and consumer-related industries, while the Fund’s biotechnology stocks partially offset the shortfall.

Our positions in the biotechnology industry made the strongest contribution to performance during the period. Stock selection was very strong in the segment as our focus on companies with promising product pipelines contributed to active performance. Some of our holdings included companies developing treatments for illnesses such as Type 2 Diabetes, Huntington’s disease and Cystic Fibrosis. In general, the companies benefited from news flow of encouraging test results for their products, making the eventual commercialization of the developmental treatments more likely. Biotechnology was the best performing industry within the custom benchmark, thus our overweight to the sector resulted in a positive allocation effect as well. Additionally, the Fund got a boost from its consumer apparel holdings.

The largest detractor from performance was the Fund’s weak stock selection within the pharmaceuticals industry. One of our top holdings in the Fund suffered a setback in its current R&D pipeline. Clinical trials of two of its treatments failed to show significant results, which may cause a delay in the timeline for approval. Additionally, one of its drugs is set to lose patent protection next year, and the possibility of generic competition is now more likely. We had a significant underweight to the sector over the period.

Finally, the end of 2012 was punctuated by weakness within our consumer related holdings. A tepid recovery in the US, recession in the euro zone, and disappointing economic data from the larger BRIC markets has continued to put pressure on consumers. As such, our holdings in consumer retailing and food & drug retail were detractors over the period.

In spring of 2013, we sold out of our Consumer Discretionary holdings as we saw better opportunities within the biotechnology industry. Consequently, we initiated new positions in several biotech companies and increased our weights to existing Fund holdings.

Outlook

Over the past year, most of the news flow among healthcare stocks was focused on the implementation of the Patient Protection and Affordable Care Act (ACA).

To the surprise of investors, the Obama administration announced that it has delayed a portion of the ACA legislation regarding employer coverage by one year to January 1, 2015. The mandate stipulates that employers with over 50 employees must offer qualifying health care insurance or pay a tax penalty. With this development, the successful roll out of health care insurance exchanges has become critical to accomplishing coverage expansion in 2014.

The employer coverage mandate has been contentious among businesses and its postponement is meant to give time to simplify the new reporting requirements and to adapt coverage reporting systems.

With the delay of the employer mandate, the health care insurance exchange program becomes increasingly more important to successfully broaden coverage under the ACA. The Centers for Medicare & Medicaid Services has completed many activities that will be necessary to establish exchanges by the initial enrollment period beginning on October 1st.

However, many activities remain to be completed, with some behind schedule. As of now there are conflicting reports on the status of the exchanges. However, the Department of Health and Human Services has expressed its confidence that exchanges will be open and functioning in every state by October 1st.

The administration has a significant stake in the timely implementation of the ACA. Accordingly, even with the compressed timeline for implementation, we are cautiously optimistic that insurance coverage expansion occurs, beginning in 2014, as planned.

Average Annual Total Return for the period ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Wellness Fund Class A	19.04%	10.76%	7.07%	11.03%
AllianzGI Wellness Fund Class A (adjusted)	12.49%	9.52%	6.47%	10.65%
AllianzGI Wellness Fund Class B	18.17%	9.92%	6.43%	10.63%
AllianzGI Wellness Fund Class B (adjusted)	13.17%	9.65%	6.43%	10.63%
AllianzGI Wellness Fund Class C	18.15%	9.93%	6.27%	10.20%
AllianzGI Wellness Fund Class C (adjusted)	17.15%	9.93%	6.27%	10.20%
AllianzGI Wellness Fund Class D	19.05%	10.76%	7.07%	11.06%
MSCI World Index	18.58%	2.70%	7.25%	5.25%
World Healthcare and Consumer Blended Benchmark	25.94%	10.08%	8.32%	5.27%
Lipper Health/Biotechnology Funds Average	26.79%	13.66%	10.18%	10.62%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

16	June 30, 2013 |	Annual Report

Unaudited

AllianzGI Wellness Fund (cont’d)

Cumulative Returns Through June 30, 2013

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2013)

Pharmaceuticals	31.7%
Biotechnology	28.8%
Health Care Providers & Services	14.7%
Health Care Equipment & Supplies	9.3%
Life Sciences Tools & Services	3.7%
Food & Staples Retailing	3.5%
Health Care Technology	3.2%
Food Products	0.7%
Cash & Equivalents — Net	4.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,140.60	$1,136.50	$1,136.40	$1,141.00
Expenses Paid During Period	$7.75	$11.71	$11.71	$7.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,017.55	$1,013.84	$1,013.84	$1,017.55
Expenses Paid During Period	$7.30	$11.03	$11.03	$7.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2013	17

Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for AllianzGI Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the Class D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares was first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the

Fund’s oldest share classes. The oldest share class for AllianzGI Technology is the Institutional class and the Administrative shares were first offered in 3/05.

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, the Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in

18	June 30, 2013 |	Annual Report

Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	| June 30, 2013	19

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI Ex-US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P 500 Index	The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

20	June 30, 2013 |	Annual Report

Schedule of Investments

June 30, 2013

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—94.6%
Brazil—10.1%
Arteris S.A.	62,200	$562,806
Banco do Brasil S.A.	292,609	2,902,027
Cia de Saneamento Basico do Estado de Sao Paulo ADR	99,900	1,039,959
Cia de Saneamento de Minas Gerais	17,400	280,727
Cia Energetica de Minas Gerais ADR	222,638	1,997,063
Duratex S.A.	172,800	992,805
Multiplus S.A.	49,700	725,226
Natura Cosmeticos S.A.	97,500	2,084,276
Porto Seguro S.A.	61,500	653,214
Tractebel Energia S.A.	24,300	377,566
Ultrapar Participacoes S.A.	51,300	1,221,259
Vale S.A. ADR	28,400	373,460

		13,210,388

China—17.9%
Agricultural Bank of China Ltd., Class H	7,570,000	3,094,527
Bank of China Ltd., Class H	11,223,000	4,597,667
China Communications Construction Co., Ltd., Class H	1,067,000	829,416
China Construction Bank Corp., Class H	4,100,000	2,881,145
China Oilfield Services Ltd., Class H	422,000	820,742
China Petroleum & Chemical Corp., Class H	3,523,000	2,465,270
China Railway Construction Corp. Ltd., Class H	1,482,000	1,281,577
China Railway Group Ltd., Class H	1,050,000	482,424
Great Wall Motor Co., Ltd., Class H	334,500	1,425,136
Guangzhou R&F Properties Co., Ltd., Class H	283,600	405,736
Industrial & Commercial Bank of China Ltd., Class H	3,188,300	1,998,209
Mindray Medical International Ltd. ADR	20,100	752,745
Shimao Property Holdings Ltd.	690,500	1,361,828
Skyworth Digital Holdings Ltd.	1,084,000	545,519
TCL Multimedia Technology Holdings Ltd.	800,000	467,236

		23,409,177

Colombia—0.8%
Copa Holdings S.A., Class A	7,800	1,022,736

Hong Kong—3.7%
Cheung Kong Holdings Ltd.	41,000	552,861
Great Eagle Holdings Ltd.	142,000	540,201
Henderson Land Development Co., Ltd.	84,300	502,269
Hysan Development Co., Ltd.	89,000	382,512
Link REIT	167,500	823,114
MGM China Holdings Ltd.	273,600	726,040
SJM Holdings Ltd.	532,000	1,278,742

		4,805,739

India—3.5%
Apollo Tyres Ltd.	579,169	547,606

	Shares	Value
HDFC Bank Ltd. ADR	20,200	$732,048
Reliance Industries Ltd.	55,326	797,547
Sun Pharmaceutical Industries Ltd.	17,079	289,400
Tata Consultancy Services Ltd.	53,693	1,371,973
Tata Motors Ltd.	165,819	774,470

		4,513,044

Indonesia—3.1%
Alam Sutera Realty Tbk PT	6,738,000	506,214
Bank Rakyat Indonesia Persero Tbk PT	1,065,500	827,254
Indofood Sukses Makmur Tbk PT	1,492,500	1,100,902
Kalbe Farma Tbk PT	4,171,500	602,185
Perusahaan Gas Negara Persero Tbk PT	1,808,500	1,045,476

		4,082,031

Italy—0.7%
Prada SpA	102,000	921,118

Korea (Republic of)—18.4%
CJ Corp.	6,939	688,039
Daelim Industrial Co., Ltd.	7,216	543,928
Daesang Corp.	23,430	636,274
Hyosung Corp.	9,328	479,360
Hyundai Marine & Fire Insurance Co., Ltd.	15,230	403,252
Hyundai Motor Co.	6,650	1,304,269
Kia Motors Corp.	71,386	3,855,003
KT Corp.	58,880	1,840,926
LG Uplus Corp. (c)	175,180	1,833,020
Samsung Electronics Co., Ltd.	7,822	9,142,540
SK Holdings Co., Ltd.	5,821	860,928
SK Telecom Co., Ltd.	13,814	2,540,470

		24,128,009

Malaysia—3.2%
AMMB Holdings Bhd.	364,900	845,880
Maxis Bhd.	383,400	833,371
Public Bank Bhd.	313,200	1,675,580
UMW Holdings Bhd.	187,000	861,773

		4,216,604

Mexico—2.1%
Alfa S.A.B. de C.V., Class A	367,600	884,002
Fomento Economico Mexicano S.A.B. de C.V. ADR	11,300	1,166,047
Grupo Financiero Banorte S.A.B. de C.V., Class O	117,900	704,264

		2,754,313

Philippines—0.5%
Universal Robina Corp.	229,660	662,510

Russian Federation—4.8%
Lukoil OAO ADR	79,018	4,555,388
Mobile Telesystems OJSC ADR	70,100	1,327,694
Sberbank of Russia (b)	158,793	452,560

		6,335,642

South Africa—3.3%
AVI Ltd.	70,238	422,420
Bidvest Group Ltd.	39,633	981,943
Imperial Holdings Ltd.	35,248	748,249
Life Healthcare Group Holdings Ltd.	266,430	1,010,528
MTN Group Ltd.	32,333	601,375
Netcare Ltd.	233,443	543,837

		4,308,352

	Shares	Value
Taiwan—13.4%
Cheng Shin Rubber Industry Co., Ltd.	412,000	$1,294,309
Chipbond Technology Corp.	562,000	1,367,543
Chong Hong Construction Co.	233,000	837,309
Chunghwa Telecom Co., Ltd.	214,000	716,044
Delta Electronics, Inc.	592,000	2,688,557
Kinsus Interconnect Technology Corp.	161,000	608,377
Lite-On Technology Corp.	456,000	797,069
Merida Industry Co., Ltd.	138,000	814,706
Pegatron Corp. (c)	488,000	801,460
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	330,200	6,049,264
Uni-President Enterprises Corp.	794,900	1,545,181

		17,519,819

Thailand—4.0%
Land and Houses PCL NVDR	1,452,700	528,099
PTT Global Chemical PCL NVDR	244,500	539,818
PTT PCL NVDR	200,700	2,158,281
Shin Corp. PCL NVDR	409,700	1,139,683
Thanachart Capital PCL NVDR	745,200	919,483

		5,285,364

Turkey—3.9%
Turk Hava Yollari	950,618	3,693,411
Turkcell Iletisim Hizmetleri AS (c)	241,492	1,389,238

		5,082,649

United Kingdom—1.2%
British American Tobacco PLC	18,391	950,069
Mondi PLC	51,826	645,264

		1,595,333

Total Common Stock (cost—$113,143,893)		123,852,828

Preferred Stock—0.4%
Russian Federation—0.4%
Surgutneftegas OAO (b) (cost—$418,616)	836,338	526,893

	Units
Warrants—0.0%
Malaysia—0.0%
Kulim Malaysia Bhd., expires 2/27/16 (c) (cost—$677)	37,950	8,768

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	21

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—2.5%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $3,307,003; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $3,374,800 including accrued interest
(cost—$3,307,000)	$3,307	$3,307,000

Total Investments (cost—$116,870,186) (a)—97.5%		127,695,489

Other assets less liabilities—2.5%		3,300,300

Net Assets—100.0%		$130,995,789

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $90,740,252, representing 69.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $979,453, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2013 were as follows:

Commercial Banks	15.8%
Semiconductors & Semiconductor Equipment	13.1%
Oil, Gas & Consumable Fuels	8.9%
Automobiles	6.3%
Wireless Telecommunication Services	6.0%
Real Estate Management & Development	4.2%
Airlines	3.6%
Diversified Telecommunication Services	3.4%
Food Products	3.3%
Industrial Conglomerates	2.6%
Construction & Engineering	2.4%
Electronic Equipment, Instruments & Components	2.1%
Personal Products	1.6%
Hotels, Restaurants & Leisure	1.6%
Electric Utilities	1.5%
Auto Components	1.4%
Paper & Forest Products	1.3%
Computers & Peripherals	1.2%
Health Care Providers & Services	1.2%
IT Services	1.1%
Water Utilities	1.0%
Beverages	0.9%
Insurance	0.8%
Gas Utilities	0.8%
Chemicals	0.8%
Household Durables	0.8%
Tobacco	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Pharmaceuticals	0.7%
Diversified Financial Services	0.6%
Real Estate Investment Trust	0.6%
Energy Equipment & Services	0.6%
Leisure Equipment & Products	0.6%
Health Care Equipment & Supplies	0.6%
Distributors	0.6%
Commercial Services & Supplies	0.6%
Transportation Infrastructure	0.4%
Independent Power Producers & Energy Traders	0.3%
Metals & Mining	0.3%
Repurchase Agreements	2.5%
Other assets less liabilities	2.5%

100.0%

AllianzGI Global Commodity Equity Fund

	Shares	Value
Common Stock—98.9%
Australia—0.9%
Rio Tinto Ltd.	7,800	$373,817

Brazil—0.9%
Cosan S.A. Industria e Comercio	18,900	366,421

Canada—1.4%
Agrium, Inc.	6,597	571,945

China—1.3%
Beijing Enterprises Holdings Ltd.	75,000	540,699

France—4.6%
Schneider Electric S.A.	8,550	620,958
Technip S.A.	3,960	402,464
Total S.A.	17,365	848,161

		1,871,583

Germany—1.4%
BASF SE	6,600	588,677

Japan—7.2%
FANUC Corp.	3,300	477,599
ITOCHU Corp.	34,800	402,423
Mitsui & Co., Ltd.	31,800	398,778
Musashi Seimitsu Industry Co., Ltd.	15,700	377,837
SMC Corp.	2,200	441,046
THK Co., Ltd.	20,500	430,152
Yaskawa Electric Corp.	34,000	412,645

		2,940,480

Netherlands—5.4%
CNH Global NV	14,650	610,319
Core Laboratories NV	4,480	679,437
LyondellBasell Industries NV, Class A	13,805	914,719

		2,204,475

Norway—1.1%
Yara International ASA	11,005	438,869

Singapore—1.0%
Keppel Corp. Ltd.	51,000	417,146

Switzerland—4.4%
Glencore Xstrata PLC	186,420	771,682
Noble Corp.	16,100	605,038
Transocean Ltd.	8,650	414,767

		1,791,487

United Kingdom—4.0%
Rio Tinto PLC	17,150	697,473
Royal Dutch Shell PLC, Class A	29,100	929,570

		1,627,043

United States—65.3%
Airgas, Inc.	3,865	368,953
Anadarko Petroleum Corp.	12,660	1,087,874
Archer-Daniels-Midland Co.	10,120	343,169
Bonanza Creek Energy, Inc. (b)	22,055	782,070
Bunge Ltd.	4,560	322,711
Cabot Oil & Gas Corp.	15,000	1,065,300
Cameron International Corp. (b)	14,265	872,447
Caterpillar, Inc.	4,930	406,676
Celanese Corp., Ser. A	6,710	300,608
Cobalt International Energy, Inc. (b)	29,100	773,187
Concho Resources, Inc. (b)	10,100	845,572
Crown Holdings, Inc. (b)	10,280	422,816
CSX Corp.	23,750	550,762
Eagle Materials, Inc.	9,280	614,986
Eaton Corp. PLC	6,390	420,526

22	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Shares	Value
Ecolab, Inc.	19,075	$1,624,999
Ensco PLC, Class A	13,400	778,808
EOG Resources, Inc.	7,925	1,043,564
FMC Technologies, Inc. (b)	7,895	439,594
Halliburton Co.	16,645	694,429
Ingredion, Inc.	4,745	311,367
International Paper Co.	12,810	567,611
JB Hunt Transport Services, Inc.	7,190	519,406
Kodiak Oil & Gas Corp. (b)	45,200	401,828
Monsanto Co.	13,080	1,292,304
Mosaic Co.	10,185	548,055
Noble Energy, Inc.	12,940	776,917
Occidental Petroleum Corp.	4,400	392,612
Phillips 66	6,425	378,497
Pioneer Natural Resources Co.	7,400	1,071,150
PPG Industries, Inc.	2,900	424,589
Praxair, Inc.	3,630	418,031
Precision Castparts Corp.	1,600	361,616
Range Resources Corp.	16,600	1,283,512
Schlumberger Ltd.	10,230	733,082
Sherwin-Williams Co.	2,855	504,193
SM Energy Co.	6,670	400,067
Southwestern Energy Co. (b)	23,685	865,213
Superior Energy Services, Inc. (b)	11,000	285,340
U.S. Silica Holdings, Inc.	16,520	343,286
Union Pacific Corp.	3,720	573,922
Valspar Corp.	8,030	519,300

		26,730,949

Total Common Stock (cost—$37,635,515)		40,463,591

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $1,161,001; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $1,188,850 including accrued interest
(cost—$1,161,000)	$1,161	1,161,000

Total Investments (cost—$38,796,515) (a)—101.7%		41,624,591

Liabilities in excess of other assets—(1.7)%		(709,995)

Net Assets—100.0%		$40,914,596

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,569,996, representing 23.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2013 were as follows:

Oil, Gas & Consumable Fuels	32.7%
Chemicals	20.7%
Energy Equipment & Services	14.5%
Machinery	5.8%
Metals & Mining	5.3%
Road & Rail	4.0%
Electrical Equipment	2.5%
Food Products	2.4%
Industrial Conglomerates	2.3%
Trading Companies & Distributors	2.0%
Construction Materials	1.5%
Paper & Forest Products	1.4%
Containers & Packaging	1.0%
Electronic Equipment, Instruments & Components	1.0%
Auto Components	0.9%
Aerospace & Defense	0.9%
Repurchase Agreements	2.8%
Liabilities in excess of other assets	(1.7)%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—96.4%
Austria—0.6%
Schoeller-Bleckmann Oilfield Equipment AG	6,185	$629,210

China—1.3%
China Everbright International Ltd. (c)	602,000	464,001
China Machinery Engineering Corp., Class H	446,000	240,557
Golden Wheel Tiandi Holdings Co., Ltd.	692,000	106,313
Sunny Optical Technology Group Co., Ltd.	96,000	114,953
Tiangong International Co., Ltd. (c)	1,604,000	394,807

		1,320,631

Denmark—3.1%
Christian Hansen Holding A/S	10,071	344,548
DSV A/S (c)	19,192	467,519
Jyske Bank A/S (d)	15,067	566,729
Pandora A/S	14,487	489,696
SimCorp A/S (c)	25,790	766,537
Topdanmark A/S (d)	18,690	475,689

		3,110,718

Finland—0.7%
Vacon PLC (c)	10,987	728,647

France—1.2%
Sartorius Stedim Biotech	5,905	772,467
Virbac S.A.	1,904	394,056

		1,166,523

Germany—3.5%
Aareal Bank AG (d)	25,636	596,927
Bechtle AG	7,718	353,772
Gerry Weber International AG	9,253	391,182
MTU Aero Engines Holding AG	5,781	556,795
Pfeiffer Vacuum Technology AG (c)	5,865	607,337
United Internet AG (c)	21,084	594,359
Wirecard AG	18,716	509,261

		3,609,633

Greece—0.3%
Hellenic Telecommunications Organization S.A. (d)	40,769	318,870

Hong Kong—1.2%
Emperor International Holdings	944,000	254,158
Future Bright Holdings Ltd.	522,000	149,966
Ju Teng International Holdings Ltd.	922,000	430,821
Techtronic Industries Co.	68,500	163,321
Tongda Group Holdings Ltd.	3,210,000	189,319

		1,187,585

Indonesia—0.3%
Erajaya Swasembada Tbk PT	510,000	156,377
Surya Semesta Internusa Tbk PT	1,185,000	154,446

		310,823

Ireland—2.4%
Alkermes PLC (d)	13,260	380,297
Bank of Ireland (d)	1,733,455	353,484
Glanbia PLC	41,347	557,030
ICON PLC (d)	14,500	513,735
Paddy Power PLC	6,802	583,644

		2,388,190

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	23

Schedule of Investments

June 30, 2013

	Shares	Value
Italy—1.7%
De’Longhi SpA	31,153	$486,780
Mediolanum SpA	71,028	440,305
Yoox SpA (d)	36,910	792,290

		1,719,375

Japan—11.3%
Aica Kogyo Co., Ltd.	35,200	705,540
Anritsu Corp.	45,000	533,143
Don Quijote Co., Ltd.	11,000	533,989
Kakaku.com, Inc.	26,700	815,340
KYB Co., Ltd.	102,000	508,759
Nichiha Corp.	40,900	607,833
Paramount Bed Holdings Co., Ltd.	19,700	648,304
Rohto Pharmaceutical Co., Ltd.	54,000	766,108
Ship Healthcare Holdings, Inc.	12,400	455,837
Suruga Bank Ltd.	34,000	616,572
Tadano Ltd.	72,000	919,950
Taiheiyo Cement Corp.	179,000	571,224
Tatsuta Electric Wire and Cable Co., Ltd.	49,600	467,102
THK Co., Ltd.	20,600	432,250
Tokyo Tatemono Co., Ltd.	72,000	599,116
Toshiba Plant Systems & Services Corp.	38,000	568,828
TS Tech Co., Ltd.	25,400	806,753
UT Holdings Co., Ltd.	138,700	565,181
Yaskawa Electric Corp.	33,000	400,508

		11,522,337

Korea (Republic of)—1.0%
Gamevil, Inc. (d)	1,340	86,154
Hyundai Department Store Co., Ltd.	600	78,515
Magnachip Semiconductor Corp. (d)	33,300	608,391
Modetour Network, Inc.	5,690	131,738
Silicon Works Co., Ltd.	8,000	151,694

		1,056,492

Malaysia—0.2%
Gamuda Bhd.	151,000	226,232

Netherlands—1.0%
Nutreco NV	13,812	584,886
Unit 4 NV (c)	13,097	424,473

		1,009,359

Norway—1.0%
ProSafe SE	47,629	418,825
Schibsted ASA	13,962	604,738

		1,023,563

Philippines—0.4%
Alliance Global Group, Inc.	150,000	80,643
Century Properties Group, Inc.	2,861,000	89,960
Global-Estate Resorts, Inc. (d)	2,754,000	114,327
Robinsons Land Corp.	320,000	149,747

		434,677

Singapore—0.3%
Courts Asia Ltd. (d)	403,000	287,063

Spain—0.4%
Tecnicas Reunidas S.A.	8,834	405,775

Sweden—1.8%
Axis Communications AB	19,768	488,739
Betsson AB (d)	17,322	439,467
Elekta AB, Class B (c)	28,919	439,527
Wallenstam AB, Class B	37,685	493,798

		1,861,531

	Shares	Value
Switzerland—1.0%
Burckhardt Compression Holding AG (c)	1,601	$637,315
GAM Holding AG (d)	26,448	404,980

		1,042,295

Thailand—0.3%
Major Cineplex Group PCL (b)	273,800	184,528
Unique Engineering & Construction PCL (b)	610,000	157,078

		341,606

United Kingdom—4.5%
Aveva Group PLC (c)	14,053	481,762
Elementis PLC	97,828	326,433
Hikma Pharmaceuticals PLC	39,938	577,962
Michael Page International PLC	107,065	605,604
Restaurant Group PLC	92,764	703,920
Rotork PLC (c)	16,566	672,471
Spirax-Sarco Engineering PLC (c)	18,783	769,799
Victrex PLC (c)	20,268	474,588

		4,612,539

United States—56.9%
Acadia Healthcare Co., Inc. (d)	26,358	871,659
Air Lease Corp.	20,300	560,077
American Axle & Manufacturing Holdings, Inc. (d)	33,700	627,831
Amtrust Financial Services, Inc.	18,800	671,160
Arkansas Best Corp.	16,700	383,265
Aspen Technology, Inc. (d)	30,495	877,951
Atwood Oceanics, Inc. (d)	10,765	560,318
Avis Budget Group, Inc. (d)	21,410	615,537
Basic Energy Services, Inc. (d)	38,200	461,838
Bonanza Creek Energy, Inc. (d)	20,700	734,022
Brown & Brown, Inc.	24,100	776,984
Brunswick Corp.	13,500	431,325
Cadence Design Systems, Inc. (d)	40,900	592,232
CAI International, Inc. (d)	21,100	497,327
Cathay General Bancorp	32,900	669,515
Chart Industries, Inc. (d)	6,745	634,637
Cheesecake Factory, Inc.	12,455	521,740
Chemtura Corp. (d)	19,600	397,880
Cogent Communications Group, Inc.	28,160	792,704
Conn’s, Inc. (d)	16,505	854,299
Cooper Cos., Inc.	6,090	725,014
Core-Mark Holding Co., Inc.	9,800	622,300
Cubist Pharmaceuticals, Inc. (d)	9,800	473,340
Deckers Outdoor Corp. (d)	8,900	449,539
EchoStar Corp., Class A (d)	13,200	516,252
Electronics for Imaging, Inc. (d)	23,500	664,815
EverBank Financial Corp.	46,100	763,416
ExamWorks Group, Inc. (d)	34,415	730,630
FirstMerit Corp.	37,423	749,583
FleetCor Technologies, Inc. (d)	7,100	577,230
Fortress Investment Group LLC, Class A	93,035	610,310
Fortune Brands Home & Security, Inc.	19,475	754,461
Genesco, Inc. (d)	7,500	502,425
Genesee & Wyoming, Inc., Class A (d)	6,350	538,734
Genworth Financial, Inc., Class A (d)	42,757	487,857
GNC Holdings, Inc., Class A	14,600	645,466
Guidewire Software, Inc. (d)	13,600	571,880
H&E Equipment Services, Inc.	12,800	269,696
Hain Celestial Group, Inc. (d)	8,100	526,257
Hanesbrands, Inc.	14,600	750,732
HB Fuller Co.	16,300	616,303

	Shares	Value
Hercules Offshore, Inc. (d)	69,900	$492,096
Hilltop Holdings, Inc. (d)	33,300	546,120
Ingredion, Inc.	11,500	754,630
Jarden Corp. (d)	14,700	643,125
KapStone Paper and Packaging Corp.	16,300	654,934
Lattice Semiconductor Corp. (d)	112,800	571,896
Ligand Pharmaceuticals, Inc., Class B (d)	6,600	246,972
Lions Gate Entertainment Corp. (d)	33,630	923,816
Manitowoc Co., Inc.	22,600	404,766
Marriott Vacations Worldwide Corp. (d)	14,700	635,628
MAXIMUS, Inc.	7,992	595,244
Medicines Co. (d)	13,900	427,564
Mentor Graphics Corp.	22,700	443,785
Middleby Corp. (d)	3,700	629,333
Nationstar Mortgage Holdings, Inc. (d)	19,740	739,066
Oasis Petroleum, Inc. (d)	16,295	633,387
Ocwen Financial Corp. (d)	13,400	552,348
On Assignment, Inc. (d)	19,000	507,680
Onyx Pharmaceuticals, Inc. (d)	6,330	839,548
Pharmacyclics, Inc. (d)	6,160	489,535
Ply Gem Holdings, Inc. (d)	16,700	335,002
Polaris Industries, Inc.	4,590	436,050
Portfolio Recovery Associates, Inc. (d)	5,865	901,040
PrivateBancorp, Inc.	40,665	862,505
Rex Energy Corp. (d)	27,000	474,660
RF Micro Devices, Inc. (d)	101,900	545,165
Roadrunner Transportation Systems, Inc. (d)	23,840	663,706
Rock-Tenn Co., Class A	6,195	618,757
Ryder System, Inc.	11,900	723,401
Ryland Group, Inc.	12,830	514,483
Santarus, Inc. (d)	22,500	473,625
Semtech Corp. (d)	21,120	739,834
Six Flags Entertainment Corp.	18,200	639,912
Sonic Automotive, Inc., Class A	26,630	562,958
Sterling Financial Corp.	35,585	846,211
Stewart Information Services Corp.	24,500	641,655
Susquehanna Bancshares, Inc.	67,775	870,909
Swift Transportation Co. (d)	32,500	537,550
Synaptics, Inc. (d)	11,700	451,152
Tangoe, Inc. (d)	33,900	523,077
Team Health Holdings, Inc. (d)	15,300	628,371
TETRA Technologies, Inc. (d)	50,600	519,156
Triumph Group, Inc.	7,425	587,689
Tutor Perini Corp. (d)	29,300	530,037
U.S. Silica Holdings, Inc.	27,700	575,606
Ultimate Software Group, Inc. (d)	6,695	785,257
United Rentals, Inc. (d)	12,300	613,893
ViroPharma, Inc. (d)	20,300	581,595
Wabash National Corp. (d)	55,500	564,990
WageWorks, Inc. (d)	27,360	942,552
Web.com Group, Inc. (d)	32,000	819,200
Western Alliance Bancorp (d)	63,340	1,002,672
WEX, Inc. (d)	4,500	345,150
Worthington Industries, Inc.	12,000	380,520

		58,048,354

Total Common Stock (cost—$79,010,965)		98,362,028

24	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Principal Amount (000s)	Value
Repurchase Agreements—5.7%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $5,809,005; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $5,926,613 including accrued interest
(cost—$5,809,000)	$5,809	$5,809,000

Total Investments (cost—$84,819,965) (a)—102.1%		104,171,028

Liabilities in excess of other assets—(2.1)%		(2,107,904)

Net Assets—100.0%		$102,063,124

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $34,307,747, representing 33.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $341,606, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2013 were as follows:

Commercial Banks	6.5%
Machinery	6.0%
Software	5.5%
Insurance	4.0%
Road & Rail	3.9%
Hotels, Restaurants & Leisure	3.6%
Energy Equipment & Services	3.5%
Pharmaceuticals	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Specialty Retail	2.8%
Health Care Providers & Services	2.6%
Thrifts & Mortgage Finance	2.6%
Health Care Equipment & Supplies	2.5%
Food Products	2.4%
IT Services	2.4%
Building Products	2.3%
Internet Software & Services	2.2%
Chemicals	2.1%
Biotechnology	2.1%
Textiles, Apparel & Luxury Goods	2.0%
Professional Services	2.0%
Trading Companies & Distributors	2.0%
Auto Components	1.9%
Oil, Gas & Consumable Fuels	1.8%
Electronic Equipment, Instruments & Components	1.8%
Household Durables	1.8%
Real Estate Management & Development	1.8%
Construction & Engineering	1.7%
Media	1.7%
Metals & Mining	1.4%
Electrical Equipment	1.2%
Aerospace & Defense	1.1%
Computers & Peripherals	1.1%
Diversified Telecommunication Services	1.1%
Capital Markets	1.0%
Communications Equipment	1.0%
Consumer Finance	0.9%
Leisure Equipment & Products	0.8%
Internet & Catalog Retail	0.8%
Paper & Forest Products	0.7%
Distributors	0.6%
Containers & Packaging	0.6%
Multi-line Retail	0.6%
Construction Materials	0.6%
Life Sciences Tools & Services	0.5%
Commercial Services & Supplies	0.5%
Industrial Conglomerates	0.1%
Repurchase Agreements	5.7%
Liabilities in excess of other assets	(2.1)%

100.0%

AllianzGI International Managed Volatility Fund

	Shares	Value
Common Stock—97.9%
Australia—0.6%
Westfield Retail Trust REIT	146,316	$413,795

China—8.8%
Bank of China Ltd., Class H	1,213,000	496,923
Bank of Communications Co., Ltd., Class H	1,847,000	1,183,563
China Citic Bank Corp. Ltd., Class H	729,000	334,890
China Merchants Bank Co., Ltd., Class H	209,500	347,301
China Minsheng Banking Corp. Ltd., Class H	235,000	228,840
China Petroleum & Chemical Corp., Class H	1,067,200	746,789
Huaneng Power International, Inc., Class H	658,000	652,932
Jiangsu Expressway Co., Ltd., Class H	286,000	294,996
PetroChina Co., Ltd., Class H	1,940,000	2,103,649
Tsingtao Brewery Co., Ltd., Class H	46,000	328,378

		6,718,261

Denmark—0.4%
Novozymes A/S, Class B	8,953	286,766

Finland—0.3%
Elisa Oyj	12,610	246,221

Germany—3.4%
Freenet AG (b)	21,649	472,044
Fresenius Medical Care AG & Co. KGaA	10,453	740,921
Kabel Deutschland Holding AG	5,179	568,661
Rhoen Klinikum AG	34,970	806,591

		2,588,217

Hong Kong—17.5%
ASM Pacific Technology Ltd.	49,800	548,612
Cheung Kong Infrastructure Holdings Ltd.	146,000	976,614
CLP Holdings Ltd.	215,000	1,738,022
First Pacific Co., Ltd.	194,000	207,135
Hang Seng Bank Ltd.	40,500	596,428
HKT Trust	442,000	417,428
Hong Kong & China Gas Co., Ltd.	187,030	456,364
Hongkong Land Holdings Ltd.	184,000	1,259,838
Hysan Development Co., Ltd.	110,000	472,768
Jardine Matheson Holdings Ltd.	22,800	1,376,027
Jardine Strategic Holdings Ltd.	15,500	561,270
Kerry Properties Ltd.	77,000	299,686
Link REIT	66,500	326,788
MTR Corp. Ltd.	137,500	501,754
Power Assets Holdings Ltd.	222,500	1,916,711
SJM Holdings Ltd.	102,000	245,172
Sun Hung Kai Properties Ltd.	39,000	500,840
Swire Pacific Ltd., Class A	45,000	540,440
VTech Holdings Ltd.	27,400	412,466

		13,354,363

Ireland—0.3%
Elan Corp. PLC (b)	14,324	201,010

Israel—4.7%
Bank Hapoalim BM (b)	131,089	591,603
Bank Leumi Le-Israel BM (b)	57,215	189,007

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	25

Schedule of Investments

June 30, 2013

	Shares	Value
Bezeq The Israeli Telecommunication Corp. Ltd.	310,208	$412,430
Israel Chemicals Ltd.	61,819	607,089
Israel Corp. Ltd. (b)	375	223,577
Mizrahi Tefahot Bank Ltd. (b)	42,864	429,148
Teva Pharmaceutical Industries Ltd.	29,631	1,159,692

		3,612,546

Japan—21.9%
ABC-Mart, Inc.	7,100	276,728
Ajinomoto Co., Inc.	67,000	982,840
ANA Holdings, Inc.	514,000	1,068,782
Avex Group Holdings, Inc.	9,900	312,476
Benesse Holdings, Inc.	4,900	176,777
Eisai Co., Ltd.	31,800	1,295,981
FamilyMart Co., Ltd.	15,700	669,894
Hamamatsu Photonics KK	5,200	187,789
HIS Co., Ltd.	6,300	269,212
Japan Airlines Co., Ltd.	4,800	247,107
Kakaku.com, Inc.	8,400	256,512
Kao Corp.	27,200	925,929
KDDI Corp.	4,300	223,916
Lawson, Inc.	4,300	328,130
Namco Bandai Holdings, Inc.	18,300	296,596
Nippon Telegraph & Telephone Corp.	9,000	469,088
NTT DoCoMo, Inc.	1,283	1,995,969
Ono Pharmaceutical Co., Ltd.	2,900	197,403
Oriental Land Co., Ltd.	4,800	742,828
Osaka Gas Co., Ltd.	118,000	498,244
Otsuka Corp.	1,600	178,447
Otsuka Holdings Co., Ltd.	14,500	478,774
Park24 Co., Ltd.	13,000	235,846
Sankyo Co., Ltd.	8,600	406,380
Sawai Pharmaceutical Co., Ltd.	1,600	191,030
Shiseido Co., Ltd.	35,500	528,198
Takeda Pharmaceutical Co., Ltd.	4,400	198,413
Tokyo Gas Co., Ltd.	280,000	1,544,775
Toyo Suisan Kaisha Ltd.	10,000	332,727
Toyoda Gosei Co., Ltd.	9,400	229,827
Tsumura & Co.	6,100	179,769
Tsuruha Holdings, Inc.	2,700	255,208
Unicharm Corp.	5,600	316,727
Yamazaki Baking Co., Ltd.	17,000	199,514

		16,697,836

New Zealand—1.7%
Auckland International Airport Ltd.	123,829	284,803
Sky Network Television Ltd.	128,485	538,118
SKYCITY Entertainment Group Ltd.	73,336	247,412
Telecom Corp. of New Zealand Ltd.	123,282	214,675

		1,285,008

Norway—1.2%
Schibsted ASA	5,938	257,194
Telenor ASA	33,241	660,266

		917,460

Singapore—14.0%
Ascendas Real Estate Investment Trust REIT	560,000	981,390
CapitaCommercial Trust REIT	313,000	361,078
CapitaMall Trust REIT	694,000	1,089,034
ComfortDelGro Corp. Ltd.	262,000	376,522
DBS Group Holdings Ltd.	81,000	985,600
Hutchison Port Holdings Trust UNIT	1,071,000	784,291
Keppel Corp. Ltd.	115,000	940,624

	Shares	Value
Keppel Land Ltd.	111,000	$291,889
Sembcorp Industries Ltd.	99,000	385,159
Singapore Airlines Ltd.	144,000	1,135,958
Singapore Post Ltd.	191,000	195,543
Singapore Press Holdings Ltd.	345,000	1,133,931
Singapore Telecommunications Ltd.	374,000	1,104,028
StarHub Ltd.	228,000	749,662
Suntec Real Estate Investment Trust REIT	163,000	202,362

		10,717,071

Sweden—0.5%
Swedish Match AB	11,547	409,855

Switzerland—9.2%
Actelion Ltd. (b)	10,035	604,485
Nestle S.A.	42,316	2,776,792
Novartis AG	19,728	1,397,345
Roche Holdings AG	4,918	1,220,633
Swiss Prime Site AG (b)	3,058	224,805
Swisscom AG	1,894	829,138

		7,053,198

United Kingdom—13.4%
AstraZeneca PLC	18,210	860,947
GlaxoSmithKline PLC	64,251	1,606,032
J Sainsbury PLC	46,884	253,401
National Grid PLC	53,442	605,798
Next PLC	17,402	1,205,440
Pennon Group PLC	48,386	474,205
Royal Dutch Shell PLC, Class A	14,269	455,809
Royal Dutch Shell PLC, Class B	16,948	561,299
United Utilities Group PLC	70,776	736,366
Vodafone Group PLC	599,198	1,717,106
William Hill PLC	67,401	451,982
WM Morrison Supermarkets PLC	317,307	1,263,024

		10,191,409

Total Common Stock (cost—$73,148,171)		74,693,016

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $711,001; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $728,650 including accrued interest
(cost—$711,000)	$711	711,000

Total Investments (cost—$73,859,171) (a)—98.8%		75,404,016

Other assets less liabilities—1.2%		928,204

Net Assets—100.0%		$76,332,220

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $73,591,429, representing 96.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2013 were as follows:

Pharmaceuticals	11.5%
Commercial Banks	7.0%
Wireless Telecommunication Services	6.8%
Electric Utilities	6.1%
Diversified Telecommunication Services	5.6%
Food Products	5.6%
Oil, Gas & Consumable Fuels	5.1%
Real Estate Management & Development	4.8%
Real Estate Investment Trust	4.5%
Industrial Conglomerates	4.2%
Media	3.6%
Food & Staples Retailing	3.6%
Gas Utilities	3.3%
Airlines	3.2%
Hotels, Restaurants & Leisure	2.6%
Health Care Providers & Services	2.1%
Personal Products	1.9%
Transportation Infrastructure	1.8%
Water Utilities	1.6%
Multi-line Retail	1.6%
Biotechnology	1.5%
Road & Rail	1.2%
Chemicals	1.1%
Leisure Equipment & Products	0.9%
Independent Power Producers & Energy Traders	0.9%
Multi-Utilities	0.8%
Semiconductors & Semiconductor Equipment	0.7%
Communications Equipment	0.5%
Tobacco	0.5%
Beverages	0.4%
Household Products	0.4%
Specialty Retail	0.4%
Internet Software & Services	0.3%
Commercial Services & Supplies	0.3%
Auto Components	0.3%
Diversified Financial Services	0.3%
Electronic Equipment, Instruments & Components	0.3%
Air Freight & Logistics	0.2%
IT Services	0.2%
Diversified Consumer Services	0.2%
Repurchase Agreements	0.9%
Other assets less liabilities	1.2%

100.0%

26	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—96.0%
Australia—2.6%
Australia & New Zealand Banking Group Ltd. ADR	1,925,100	$50,293,238
Telstra Corp. Ltd. ADR	1,234,600	26,963,664

		77,256,902

Brazil—6.8%
Banco Bradesco S.A. ADR	3,470,060	45,145,480
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,922,800	61,656,348
Cia Paranaense de Energia ADR, Class P	2,226,221	27,649,665
Petroleo Brasileiro S.A. ADR	1,929,800	25,897,916
Vale S.A. ADR	3,317,100	43,619,865

		203,969,274

Canada—9.2%
Agrium, Inc.	384,300	33,418,728
Magna International, Inc.	602,400	42,902,928
Manulife Financial Corp.	5,144,700	82,418,094
Toronto-Dominion Bank	742,500	59,674,725
Yamana Gold, Inc.	6,199,600	58,958,196

		277,372,671

China—2.0%
China Petroleum & Chemical Corp., Class H	67,614,560	47,314,274
Yanzhou Coal Mining Co., Ltd. ADR	1,422,115	10,111,238
Yanzhou Coal Mining Co., Ltd., Class H	1,924,850	1,365,688

		58,791,200

Denmark—1.7%
Carlsberg A/S, Class B	568,100	50,797,253

France—4.2%
Cap Gemini S.A.	685,153	33,272,241
Orange S.A. ADR	2,983,000	28,189,350
Sanofi	632,165	65,353,543

		126,815,134

Germany—4.0%
Deutsche Boerse AG	928,834	61,078,506
Siemens AG	588,343	59,577,672

		120,656,178

Hong Kong—0.9%
Hang Seng Bank Ltd.	1,898,600	27,959,942

India—0.8%
Tata Motors Ltd. ADR	1,051,100	24,637,784

Israel—3.0%
Israel Chemicals Ltd.	2,501,103	24,561,895
Teva Pharmaceutical Industries Ltd. ADR	1,653,100	64,801,520

		89,363,415

Japan—13.8%
Hitachi Ltd.	9,000,100	57,668,101
KDDI Corp.	1,259,200	65,570,878
Komatsu Ltd.	1,402,700	32,306,894
Mitsui & Co., Ltd. ADR	234,600	59,220,078
Mizuho Financial Group, Inc.	42,468,600	88,194,249
Nitto Denko Corp. ADR	2,029,600	65,535,784
Sega Sammy Holdings, Inc.	1,890,100	47,362,308

		415,858,292

	Shares	Value
Korea (Republic of)—5.2%
POSCO ADR	985,100	$64,110,308
SK Telecom Co., Ltd. ADR	3,228,893	65,643,395
Woori Finance Holdings Co., Ltd. ADR	990,900	27,428,112

		157,181,815

Netherlands—1.9%
Reed Elsevier NV	3,521,996	58,657,075

Norway—2.7%
Statoil ASA ADR	2,586,900	53,522,961
Telenor ASA	1,424,500	28,294,860

		81,817,821

Russian Federation—0.3%
Sberbank of Russia ADR	722,500	8,294,300

Singapore—4.2%
Golden Agri-Resources Ltd.	156,334,800	68,823,944
United Overseas Bank Ltd. ADR	1,814,400	57,044,736

		125,868,680

South Africa—2.7%
Sasol Ltd. ADR	1,907,300	82,605,163

Sweden—1.3%
Svenska Cellulosa AB ADR	1,541,200	38,869,064

Switzerland—3.0%
Zurich Insurance Group AG ADR (b)	3,501,900	91,189,476

Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,284,100	23,524,712

Turkey—1.0%
KOC Holding AS ADR	1,291,539	30,712,797

United Kingdom—20.2%
AstraZeneca PLC ADR	2,123,500	100,441,550
BAE Systems PLC ADR	2,324,100	54,802,278
Barclays PLC	7,428,200	31,634,779
Diageo PLC ADR	260,595	29,955,395
HSBC Holdings PLC	5,475,700	56,685,210
Imperial Tobacco Group PLC	1,683,532	58,375,794
Marks & Spencer Group PLC ADR	3,053,300	39,967,697
Rio Tinto PLC ADR	1,513,400	62,170,472
Royal Dutch Shell PLC ADR	1,404,500	89,607,100
Sage Group PLC ADR	1,362,234	27,980,287
TESCO PLC	11,320,300	57,006,923

		608,627,485

United States—3.7%
Axis Capital Holdings Ltd.	1,227,000	56,172,060
Ensco PLC, Class A	542,400	31,524,288
RenaissanceRe Holdings Ltd.	273,500	23,737,065

		111,433,413

Total Common Stock (cost—$2,780,805,996)		2,892,259,846

	Shares	Value
Preferred Stock—2.1%
Germany—2.1%
Volkswagen AG (cost—$62,777,979)	310,300	$62,675,516

	Principal Amount (000s)
Repurchase Agreements—1.8%

State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $53,618,045; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $42,604,338 and Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $12,089,863 including accrued interest

(cost—$53,618,000)	$53,618	53,618,000

Total Investments (cost—$2,897,201,975)(a)—99.9%		3,008,553,362

Other assets less liabilities—0.1%		2,521,968

Net Assets—100.0%		$3,011,075,330

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,084,537,545, representing 36.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	27

Schedule of Investments

June 30, 2013

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of June 30, 2013 were as follows:

Commercial Banks	15.1%
Oil, Gas & Consumable Fuels	10.4%
Insurance	8.4%
Pharmaceuticals	7.7%
Metals & Mining	7.7%
Wireless Telecommunication Services	4.4%
Chemicals	4.1%
Industrial Conglomerates	3.0%
Automobiles	2.9%
Diversified Telecommunication Services	2.7%
Beverages	2.7%
Food Products	2.3%
Water Utilities	2.0%
Diversified Financial Services	2.0%
Trading Companies & Distributors	1.9%
Media	1.9%
Tobacco	1.9%
Electronic Equipment, Instruments & Components	1.9%
Food & Staples Retailing	1.9%
Aerospace & Defense	1.8%
Leisure Equipment & Products	1.6%
Auto Components	1.4%
Multi-line Retail	1.3%
Household Products	1.3%
IT Services	1.1%
Machinery	1.1%
Energy Equipment & Services	1.0%
Software	0.9%
Electric Utilities	0.9%
Semiconductors & Semiconductor Equipment	0.8%
Repurchase Agreements	1.8%
Other assets less liabilities	0.1%

100.0%

AllianzGI Technology Fund

	Shares	Value
Common Stock—95.5%
Automobiles—7.8%
Tesla Motors, Inc. (d)	682,010	$73,268,334
Toyota Motor Corp. ADR	42,442	5,121,052

		78,389,386

Chemicals—1.0%
Monsanto Co.	100	9,880
Nitto Denko Corp.	150,200	9,633,167
Wacker Chemie AG	100	7,494

		9,650,541

Communications Equipment—6.0%
Alcatel-Lucent ADR (d)	3,689,530	6,714,945
Aruba Networks, Inc. (d)	296,600	4,555,776
Ciena Corp. (d)	100	1,942
Cisco Systems, Inc. (b)	1,904,045	46,287,334
F5 Networks, Inc. (d)	100	6,880
JDS Uniphase Corp. (d)	100	1,438
Motorola Solutions, Inc.	100	5,773
Palo Alto Networks, Inc. (d)	100	4,216
QUALCOMM, Inc.	37,415	2,285,308

		59,863,612

Computers & Peripherals—10.7%
Apple, Inc.	100	39,608
Asustek Computer, Inc.	368,000	3,148,161
Catcher Technology Co., Ltd.	1,000	5,170
Fusion-io, Inc. (d)	160,810	2,289,934
Lenovo Group Ltd.	1,000	905
NEC Corp.	1,548,000	3,389,893
NetApp, Inc. (d)	100	3,778
SanDisk Corp. (b)(d)	658,550	40,237,405
Seagate Technology PLC	463,875	20,795,516
Western Digital Corp.	603,485	37,470,384

		107,380,754

Construction & Engineering—1.4%
Quanta Services, Inc. (d)	541,745	14,334,573

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	5,034

Electrical Equipment—0.0%
SolarCity Corp. (d)	100	3,777

Electronic Equipment, Instruments & Components—2.0%
E Ink Holdings, Inc.	1,000	571
Hirose Electric Co., Ltd.	55,100	7,257,227
IPG Photonics Corp.	100	6,073
Keyence Corp.	17,400	5,543,825
LG Display Co., Ltd. (d)	1,000	23,860
Murata Manufacturing Co., Ltd.	33,900	2,578,601
Omron Corp.	158,800	4,734,304
Samsung Electro-Mechanics Co., Ltd.	170	12,905
TPK Holding Co., Ltd.	18,000	286,340

		20,443,706

Health Care Technology—0.0%
athenahealth, Inc. (d)	100	8,472

Internet & Catalog Retail—11.2%
Amazon.com, Inc. (b)(d)	150,745	41,860,379
Ctrip.com International Ltd. ADR (d)	221,400	7,224,282
Netflix, Inc. (d)	65,365	13,797,898
priceline.com, Inc. (b)(d)	29,300	24,234,909
Rakuten, Inc.	597,800	7,068,974
TripAdvisor, Inc. (d)	213,265	12,981,441

	Shares	Value
Vipshop Holdings Ltd. ADR (d)	192,781	$5,621,494

		112,789,377

Internet Software & Services—21.7%
Akamai Technologies, Inc. (d)	364,657	15,516,155
Angie’s List, Inc. (d)	398,655	10,584,290
Cornerstone OnDemand, Inc. (d)	18,450	798,701
eBay, Inc. (b)(d)	258,620	13,375,826
ExactTarget, Inc. (d)	100	3,372
Facebook, Inc., Class A (d)	73,105	1,817,390
Google, Inc., Class A (b)(d)	77,905	68,585,225
LinkedIn Corp., Class A (d)	26,345	4,697,314
Mail.ru Group Ltd. GDR	100	2,866
NetEase, Inc. ADR	285,250	18,019,242
Pandora Media, Inc. (d)	1,400,415	25,767,636
Phoenix New Media Ltd. ADR (d)	232,200	1,274,778
Qihoo 360 Technology Co., Ltd. ADR (d)	317,800	14,672,826
Rackspace Hosting, Inc. (d)	100	3,789
Renren, Inc. ADR (d)	3,417	10,217
Trulia, Inc. (d)	308,945	9,605,100
Yahoo Japan Corp.	7,335	3,611,863
Yahoo!, Inc. (d)	378,550	9,505,391
Yandex NV, Class A (d)	420,735	11,624,908
Yelp, Inc. (d)	229,895	7,993,449

		217,470,338

IT Services—4.7%
Cognizant Technology Solutions Corp., Class A (d)	100	6,261
Computer Sciences Corp.	72,500	3,173,325
Fiserv, Inc. (d)	44,900	3,924,709
Mastercard, Inc., Class A	13,615	7,821,817
Tata Consultancy Services Ltd.	1,000	25,552
Visa, Inc., Class A (b)	146,965	26,857,854
Western Union Co.	306,200	5,239,082

		47,048,600

Media—0.2%
Comcast Corp., Class A	100	4,188
DreamWorks Animation SKG, Inc., Class A (d)	75,210	1,929,889

		1,934,077

Professional Services—0.5%
51job, Inc. ADR (d)	50,345	3,398,791
Verisk Analytics, Inc., Class A (d)	27,410	1,636,377

		5,035,168

Real Estate Investment Trust—0.0%
American Tower Corp.	290	21,219

Semiconductors & Semiconductor Equipment—14.2%
Advanced Micro Devices, Inc. (d)	100	408
Aixtron SE N.A. (c)(d)	1,000	16,778
Analog Devices, Inc. (b)	130,450	5,878,077
Applied Materials, Inc.	1,622,945	24,198,110
ASML Holding NV	27,500	2,175,250
Atmel Corp. (d)	100	735
Avago Technologies Ltd.	100	3,738
Cree, Inc. (d)	34,950	2,231,907
Cypress Semiconductor Corp. (d)	100	1,073
Epistar Corp.	4,000	6,969

28	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2013

	Shares	Value
Freescale Semiconductor Ltd. (d)	687,420	$9,314,541
Intel Corp.	100	2,422
Lam Research Corp. (d)	245,435	10,882,588
Marvell Technology Group Ltd.	400,400	4,688,684
MediaTek, Inc.	1,080,000	12,450,868
Microchip Technology, Inc.	100	3,725
Micron Technology, Inc. (b)(d)	2,835,995	40,639,808
NXP Semiconductor NV (d)	100	3,098
ON Semiconductor Corp. (d)	30,800	248,864
Samsung Electronics Co., Ltd.	195	227,921
SK Hynix, Inc. (d)	100	2,714
Skyworks Solutions, Inc. (d)	100	2,189
SMA Solar Technology AG	700	20,802
Taiwan Semiconductor Manufacturing Co., Ltd.	1,000	3,620
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,000	18,320
Texas Instruments, Inc.	180,405	6,290,722
Tokyo Electron Ltd.	110,500	5,586,821
Veeco Instruments, Inc. (d)	100	3,542
Xilinx, Inc.	453,385	17,958,580

		142,862,874

Software—14.1%
Adobe Systems, Inc. (d)	230,740	10,512,514
Aspen Technology, Inc. (d)	558,410	16,076,624
Cadence Design Systems, Inc. (d)	475,125	6,879,810
Fortinet, Inc. (d)	100	1,750
Gigamon, Inc. (d)	125,509	3,459,028
Intuit, Inc. (b)	29,200	1,782,076
Microsoft Corp. (b)	1,858,695	64,180,738
NetSuite, Inc. (d)	100	9,174
Oracle Corp. (b)	100	3,072
QLIK Technologies, Inc. (d)	102,010	2,883,823
Salesforce.com, Inc. (d)	359,555	13,727,810
ServiceNow, Inc. (d)	19,250	777,508
Symantec Corp.	228,700	5,138,889
TIBCO Software, Inc. (d)	100	2,140
Workday, Inc., Class A (d)	251,572	16,123,249

		141,558,205

Total Common Stock (cost—$712,524,366)		958,799,713

Exchange-Traded Funds—0.9%
iShares FTSE A50 China Index	1,000	1,162
iShares MSCI Emerging Markets Index	100	3,857
WisdomTree Japan Hedged Equity Fund	194,400	8,866,584

Total Exchange —Traded Funds (cost—$9,202,916)		8,871,603

	Principal Amount (000s)	Value
Repurchase Agreements—6.9%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $68,763,057; collateralized by Fannie Mae, 2.22%, due 12/27/22, valued at $70,138,688 including accrued interest
(cost—$68,763,000)	$68,763	$68,763,000

	Contracts
Options Purchased (d)(e)— 0.8%
Call Options—0.6%
Facebook, Inc., strike price $27.00, expires 9/21/13	8,600	735,300
Intuit, Inc., strike price $67.50, expires 1/17/15	1,600	696,000
Microsoft Corp., strike price $31.00, expires 10/19/13	10,800	4,293,000

		5,724,300

Put Options—0.2%
Apple, Inc., strike price $395.00, expires 8/17/13	440	781,000
Currency Shares Japanese Yen Trust, strike price $97.00, expires 9/21/13	4,906	1,017,995
strike price $94.00, expires 12/21/13	2,200	451,000

		2,249,995

Total Options Purchased (cost—$5,258,016)		7,974,295

Total Investments, before options written and securities sold short (cost—$795,748,298)—104.1%		1,044,408,611

Options Written (d)(e)—(1.7)%
Call Options—(1.5)%
Adobe Systems, Inc.,
strike price $46.00, expires 10/19/13	967	(234,014)
strike price $47.00, expires 10/19/13	967	(189,532)
Apple, Inc., strike price $430.00, expires 7/20/13	500	(56,000)
Ctrip.com International Ltd., strike price $36.00, expires 9/21/13	2,214	(415,125)
Currency Shares Japanese Yen Trust, strike price $100.00, expires 9/21/13	4,906	(1,054,790)
strike price $96.00, expires 12/21/13	2,200	(1,133,000)
eBay, Inc., strike price $57.50, expires 7/20/13	3,000	(45,000)
Intuit, Inc., strike price $60.00, expires 10/19/13	1,000	(360,000)
Micron Technology, Inc., strike price $15.00, expires 8/17/13	11,965	(765,760)

	Contracts	Value
Motorola Solutions, Inc., strike price $60.00, expires 7/20/13	1,030	$(29,870)
NetEase, Inc., strike price $62.50, expires 9/21/13	1,400	(658,000)
Netflix, Inc., strike price $230.00, expires 9/21/13	567	(844,830)
Pandora Media, Inc., strike price $14.00, expires 9/21/13	3,583	(1,755,670)
Qihoo 360 Technology Co., Ltd., strike price $50.00, expires 9/21/13	3,000	(907,500)
Tesla Motors, Inc., strike price $95.00, expires 12/21/13	1,400	(3,395,000)
strike price $115.00, expires 12/21/13	1,300	(1,995,500)
TripAdvisor, Inc., strike price $65.00, expires 9/21/13	2,132	(591,630)
Workday, Inc., strike price $70.00, expires 9/21/13	899	(244,978)

		(14,676,199)

Put Options—(0.2)%
Facebook, Inc., strike price $21.00, expires 9/21/13	8,600	(369,800)
Intuit, Inc., strike price $55.00, expires 1/17/15	1,600	(808,000)
Microsoft Corp., strike price $27.00, expires 1/18/14	10,800	(507,600)
SINA Corp., strike price $40.00, expires 1/18/14	1,560	(238,680)
strike price $45.00, expires 1/18/14	840	(227,640)
Tesla Motors, Inc., strike price $31.00, expires 9/21/13	4,500	(56,250)

		(2,207,970)

Total Options Written (premiums received—$22,427,783)		(16,884,169)

	Shares
Securities Sold Short—(7.4)%
Common Stock—(5.6)%
Communications Equipment—(0.2)%
Juniper Networks, Inc. (d)	138,500	(2,674,435)
Nokia Oyj ADR (d)	9,770	(36,540)

		(2,710,975)

Computers & Peripherals—(0.7)%
EMC Corp.	294,445	(6,954,791)

Electrical Equipment—(0.0)%
Nidec Corp.	1,000	(69,962)

Internet Software & Services—(0.9)%
Tencent Holdings Ltd.	155,100	(6,056,222)
Zillow, Inc., Class A (d)	49,140	(2,766,582)

		(8,822,804)

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	29

Schedule of Investments

June 30, 2013

	Shares	Value
IT Services—(0.7)%
Accenture PLC, Class A	38,075	$(2,739,877)
International Business Machines Corp.	23,660	(4,521,662)

		(7,261,539)

Semiconductors & Semiconductor Equipment—(0.3)%
Broadcom Corp., Class A	81,175	(2,740,468)

Software—(2.8)%
Autodesk, Inc. (d)	180,420	(6,123,455)
Citrix Systems, Inc. (d)	44,385	(2,677,747)
Red Hat, Inc. (d)	96,600	(4,619,412)
SAP AG ADR	96,585	(7,034,285)
VMware, Inc., Class A (d)	115,335	(7,726,292)

		(28,181,191)

Total Common Stock (proceeds received—$55,252,812)		(56,741,730)

Exchange-Traded Fund—(1.8)%
Powershares QQQ Trust Series 1 (proceeds received—$17,946,411)	249,580	(17,772,592)

Total Securities Sold Short (proceeds received—$73,199,223)		(74,514,322)

Total Investments, net of options written and securities sold short (cost-$700,121,292) (a)—95.0%		953,010,120

Other assets less other liabilities—5.0%		50,291,502

Net Assets—100.0%		$1,003,301,622

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with an aggregate value of $59,519,121, representing 5.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

AllianzGI Wellness Fund

	Shares	Value
Common Stock—95.2%
Biotechnology—28.8%
Actelion Ltd. (d)	43,245	$2,604,978
Alexion Pharmaceuticals, Inc. (d)	40,000	3,689,600
Biogen Idec, Inc. (d)	13,380	2,879,376
Gilead Sciences, Inc. (d)	146,710	7,513,019
Isis Pharmaceuticals, Inc. (d)	96,350	2,588,925
Medivation, Inc. (d)	72,330	3,558,636
Onyx Pharmaceuticals, Inc. (d)	14,920	1,978,840
Protalix BioTherapeutics, Inc. (c)(d)	302,185	1,483,728
Quintiles Transnational Holdings, Inc. (d)	31,540	1,342,342
Regeneron Pharmaceuticals, Inc. (d)	10,890	2,448,943
Seattle Genetics, Inc. (d)	62,320	1,960,587
Vertex Pharmaceuticals, Inc. (d)	81,835	6,536,162

		38,585,136

Food & Staples Retailing—3.5%
CVS Caremark Corp.	38,300	2,189,994
Walgreen Co.	54,855	2,424,591

		4,614,585

Food Products—0.7%
SunOpta, Inc. (d)	122,655	930,952

Health Care Equipment & Supplies—9.3%
Cie Generale d’Optique Essilor International S.A.	12,455	1,326,928
Cooper Cos., Inc.	25,230	3,003,632
Covidien PLC	36,525	2,295,231
HeartWare International, Inc. (d)	17,010	1,617,821
Sirona Dental Systems, Inc. (d)	22,640	1,491,523
Zimmer Holdings, Inc.	36,880	2,763,787

		12,498,922

Health Care Providers & Services—14.7%
Acadia Healthcare Co., Inc. (d)	46,100	1,524,527
Cardinal Health, Inc.	45,470	2,146,184
DaVita HealthCare Partners, Inc. (d)	11,075	1,337,860
Fresenius SE & Co. KGaA (c)	11,075	1,363,118
HCA Holdings, Inc.	97,175	3,504,131
Health Management Associates, Inc., Class A (d)	107,445	1,689,035
MEDNAX, Inc. (d)	25,360	2,322,469
Team Health Holdings, Inc. (d)	56,885	2,336,267
Tenet Healthcare Corp. (d)	14,790	681,819
UnitedHealth Group, Inc.	43,200	2,828,736

		19,734,146

Health Care Technology—3.2%
Allscripts Healthcare Solutions, Inc. (d)	149,800	1,938,412
Cerner Corp. (d)	23,785	2,285,501

		4,223,913

Life Sciences Tools & Services—3.7%
Illumina, Inc. (d)	38,545	2,884,708
PerkinElmer, Inc.	63,935	2,077,887

		4,962,595

Pharmaceuticals—31.3%
AbbVie, Inc.	82,975	3,430,186
Allergan, Inc.	27,425	2,310,282
Astellas Pharma, Inc.	36,100	1,961,099
Bayer AG	44,065	4,691,624
Eli Lilly & Co.	40,495	1,989,114
Endo Health Solutions, Inc. (d)	30,085	1,106,827

	Shares	Value
Forest Laboratories, Inc. (d)	25,945	$1,063,745
Jazz Pharmaceuticals PLC (d)	21,135	1,452,609
Johnson & Johnson	61,925	5,316,880
Merck & Co., Inc.	68,685	3,190,418
Merck KGaA	13,185	2,005,171
Novo Nordisk A/S, Class B	13,024	2,024,742
Pfizer, Inc.	164,775	4,615,348
Roche Holdings AG	14,485	3,595,135
Sanofi	30,930	3,197,559

		41,950,739

Total Common Stock (cost—$110,437,343)		127,500,988

	Units
Warrants—0.4%
Biotechnology—0.0%
PolyMedix, Inc., expires 4/11/16 (b)(d)	435,000	—

Pharmaceuticals—0.4%
Sunesis Pharmaceuticals, Inc., expires 10/6/15 (b)(d)	180,767	525,589

Total Warrants (cost—$225,864)		525,589

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank & Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $2,299,002; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $2,348,938 including accrued interest
(cost—$2,299,000)	$2,299	$2,299,000

Total Investments (cost—$112,962,207) (a)—97.3%		130,325,577

Other assets less liabilities—2.7%		3,609,983

Net Assets—100.0%		$133,935,560

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $22,770,354, representing 17.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $525,589, representing 0.4% of net assets.

See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

30	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	31

Statements of Assets and Liabilities

June 30, 2013

	AllianzGI Emerging Markets Opportunities	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap	AllianzGI International Managed Volatility
Assets:
Investments, at value	$127,695,489	$41,624,591	$96,247,886	$75,404,016
Investments in Affiliates, at value	—	—	7,923,142	—
Cash	244	865	763	13
Foreign currency, at value	1,579,510	29,656	301,989	380,097
Receivable for investments sold	891,464	142,548	810,554	4,118,373
Dividends and interest receivable (net of foreign taxes)	1,168,921	32,436	56,142	500,112
Receivable for Fund shares sold	69,516	13,668	144,677	25,414
Tax reclaims receivable	24,036	8,189	19,856	80,657
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	47,271	5,562	23,284	45,748
Dividends receivable from Affiliates	—	—	52,266	—
Total Assets	131,476,451	41,857,515	105,580,559	80,554,430
Liabilities:
Payable for investments purchased	—	863,501	3,256,553	4,075,808
Payable for Fund shares redeemed	269,345	34,083	115,245	50,892
Payable to custodian for cash overdraft	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	91,299	21,862	69,301	23,628
Administration fees payable	46,411	12,241	32,142	14,027
Trustees Deferred Compensation Plan payable (see Note 4)	47,271	5,562	23,284	45,748
Servicing fees payable	14,070	3,190	12,540	5,415
Distribution fees payable	12,266	2,480	8,308	6,692
Dividends payable on securities sold short	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	62	—
Total Liabilities	480,662	942,919	3,517,435	4,222,210
Net Assets	$130,995,789	$40,914,596	$102,063,124	$76,332,220
Net Assets Consist of:
Paid-in-capital	$190,742,794	$48,640,057	$110,201,065	$264,464,926
Undistributed (dividends in excess of) net investment income	1,363,931	246,208	(30,146)	1,343,895
Accumulated net realized gain (loss)	(71,882,798)	(10,798,423)	(27,454,116)	(191,011,601)
Net unrealized appreciation	10,771,862	2,826,754	19,346,321	1,535,000
Net Assets	$130,995,789	$40,914,596	$102,063,124	$76,332,220
Cost of Investments	$116,870,186	$38,796,515	$78,550,838	$73,859,171
Cost of Investments in Affiliates	$—	$—	$6,269,127	$—
Cost of Foreign Currency	$1,573,484	$29,736	$302,134	$381,826
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

32	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value	AllianzGI Technology	AllianzGI Wellness

$3,008,553,362	$1,044,391,833	$127,478,731
—	16,778	2,846,846
—	687	383
—	9,611,696	—
4,344,596	103,703,956	3,705,464
10,529,725	189,825	50,667
4,036,107	722,521	31,289
917,120	—	98,142
213,601	166,883	20,295
—	—	—
3,028,594,511	1,158,804,179	134,231,817

8,205,364	61,990,320	—
6,264,875	749,147	120,800
295,473	—	—
—	74,514,322	—
—	16,884,169	—
1,424,273	684,495	82,683
747,112	270,244	41,341
213,601	166,883	20,295
238,617	98,888	25,838
129,866	70,380	5,300
—	73,709	—
—	—	—
17,519,181	155,502,557	296,257
$3,011,075,330	$1,003,301,622	$133,935,560

$3,271,009,512	$703,208,283	$112,689,954
17,863,282	(3,572,632)	(174,929)
(389,147,896)	50,757,780	4,059,073
111,350,432	252,908,191	17,361,462
$3,011,075,330	$1,003,301,622	$133,935,560
$2,897,201,975	$795,718,856	$110,052,199
$—	$29,442	$2,910,008
$—	$9,582,722	$—
$—	$73,199,223	$—
$—	$22,427,783	$—

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	33

Statements of Assets and Liabilities (cont’d)

June 30, 2013

	AllianzGI Emerging Markets Opportunities	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap	AllianzGI International Managed Volatility
Net Assets:
Class A	$34,562,689	$9,130,691	$34,054,537	$16,031,190
Class B	—	—	1,266,707	—
Class C	20,745,843	4,180,670	12,948,209	10,773,901
Class D	15,520,880	2,556,421	18,732,121	1,007,249
Class R	—	—	—	102,566
Class P	2,593,797	434,546	2,418,920	605,924
Institutional Class	57,572,580	24,612,268	32,642,630	47,801,756
Administrative Class	—	—	—	9,634
Shares Issued and Outstanding:
Class A	1,442,331	564,063	984,492	1,197,628
Class B	—	—	39,802	—
Class C	891,188	271,374	406,997	810,878
Class D	638,050	157,838	542,120	75,455
Class R	—	—	—	7,792
Class P	109,779	26,481	66,932	45,661
Institutional Class	2,388,894	1,492,682	900,192	3,587,023
Administrative Class	—	—	—	691
Net Asset Value and Redemption Price Per Share:*
Class A	$23.96	$16.19	$34.59	$13.39
Class B	—	—	31.83	—
Class C	23.28	15.41	31.81	13.29
Class D	24.33	16.20	34.55	13.35
Class R	—	—	—	13.16
Class P	23.63	16.41	36.14	13.27
Institutional Class	24.10	16.49	36.26	13.33
Administrative Class	—	—	—	13.95

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

34	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value	AllianzGI Technology	AllianzGI Wellness

$855,773,269	$259,131,527	$21,344,699
—	2,665,634	707,112
198,599,787	104,420,879	8,370,301
126,786,386	154,286,479	103,513,448
18,306,456	—	—
458,707,882	33,832,668	—
1,311,992,548	399,839,953	—
40,909,002	49,124,482	—

41,148,670	5,111,408	692,457
—	58,152	25,433
9,630,431	2,278,896	300,842
6,104,863	3,079,296	3,359,120
877,081	—	—
21,969,229	638,661	—
62,831,904	7,505,994	—
1,963,499	943,678	—

$20.80	$50.70	$30.82
—	45.84	27.80
20.62	45.82	27.82
20.77	50.10	30.82
20.87	—	—
20.88	52.97	—
20.88	53.27	—
20.83	52.06	—

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	35

Statements of Operations

Year ended June 30, 2013

	AllianzGI Emerging Markets Opportunities	AllianzGI Global Commodity Equity	AllianzGI Global Small-Cap	AllianzGI International Managed Volatility
Investment Income:
Dividends, net of foreign withholding taxes (see Note 1(h))	$4,412,451	$814,620	$857,828	$2,478,507
Dividends from investments in Affiliates	—	—	157,846	—
Interest	243	47	282	115
Miscellaneous	34,651	—	—	807
Total Investment Income	4,447,345	814,667	1,015,956	2,479,429
Expenses:
Investment advisory	1,387,143	295,804	744,596	279,032
Administration	704,474	166,463	351,572	309,293
Distribution — Class B	—	—	15,498	—
Distribution — Class C	179,689	38,253	91,279	89,609
Distribution — Class R	—	—	—	236
Servicing — Class A	99,187	24,939	72,882	41,525
Servicing — Class B	—	—	5,166	—
Servicing — Class C	59,896	12,751	30,426	29,870
Servicing — Class D	52,936	7,408	42,655	2,382
Servicing — Class R	—	—	—	236
Distribution and/or servicing — Administrative Class	—	—	—	23
Trustees	13,234	3,712	7,309	6,198
Tax	22,560	—	—	—
Dividends on securities sold short	—	—	—	—
Miscellaneous	20,378	2,848	1,126	3,118
Total Expenses	2,539,497	552,178	1,362,509	761,522
Less: Administration waived	—	—	—	(139,516)
Net Expenses	2,539,497	552,178	1,362,509	622,006
Net Investment Income (Loss)	1,907,848	262,489	(346,553)	1,857,423
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,384,590	996,086	8,363,567	4,415,883
Investments in Affiliates	—	—	457,508	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(178,586)	(12,209)	(47,131)	(20,703)
Net change in unrealized appreciation/depreciation of:
Investments	2,584,655	3,052,343	7,078,896	806,691
Investments in Affiliates	—	—	1,654,015	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	(2,578)	(970)	(2,591)	(7,464)
Net Realized and Change in Unrealized Gain	9,788,081	4,035,250	17,504,264	5,194,407
Net Increase in Net Assets Resulting from Investment Operations	$11,695,929	$4,297,739	$17,157,711	$7,051,830

36	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value	AllianzGI Technology	AllianzGI Wellness

$93,718,412	$9,056,880	$1,479,147
—	—	15,556
7,998	3,747	379
—	29,194	130,535
93,726,410	9,089,821	1,625,617

16,813,712	8,648,437	1,052,094
11,068,270	3,411,110	526,047
—	27,210	7,244
1,514,500	780,607	58,853
35,288	—	—
1,975,913	630,782	51,124
—	9,070	2,415
504,833	260,202	19,618
324,045	336,910	255,623
35,288	—	—
82,455	120,939	—
246,689	83,374	11,613
—	—	—
—	116,911	—
26,758	10,347	422
32,627,751	14,435,899	1,985,053
(2,101,714)	—	—
30,526,037	14,435,899	1,985,053
63,200,373	(5,346,078)	(359,436)

93,934,615	87,466,106	22,369,440
—	(49,522)	485,054
—	5,332,682	—
—	(11,861,309)	—
(655,732)	(388,277)	(43,686)

113,585,161	95,849,760	1,093,133
—	(12,664)	(63,162)
—	(7,806,169)	—
—	(5,601,759)	—
(2,025)	(9,452)	1,584
206,862,019	162,919,396	23,842,363
$270,062,392	$157,573,318	$23,482,927

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	37

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Global Commodity Equity		AllianzGI Global Small-Cap

	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,907,848	$1,928,340	$262,489	$203,013	$(346,553)	$(635,760)
Net realized gain (loss)	7,206,004	(4,487,047)	983,877	(2,208,229)	8,773,944	4,217,437
Net change in unrealized appreciation/depreciation	2,582,077	(22,802,868)	3,051,373	(8,245,072)	8,730,320	(9,089,493)
Net increase (decrease) in net assets resulting from investment operations	11,695,929	(25,361,575)	4,297,739	(10,250,288)	17,157,711	(5,507,816)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(493,257)	(113,944)	(27,422)	—	—	—
Class C	(150,145)	(6)	(3)	—	—	—
Class D	(262,140)	(35,182)	(4,767)	—	—	—
Class R	—	—	—	—	—	—
Class P	(43,117)	(20,649)	(1,831)	—	—	—
Institutional Class	(990,978)	(565,315)	(154,252)	—	—	—
Administrative Class	—	—	—	—	—	—
Net realized capital gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(1,939,637)	(735,096)	(188,275)	—	—	—
Fund Share Transactions:
Net proceeds from the sale of shares	48,505,876	28,857,198	14,308,302	13,637,227	33,170,199	21,727,622
Issued in reorganization	—	82,839,239	—	—	—	—
Issued in reinvestment of dividends and distributions	1,783,571	713,295	180,533	—	—	—
Cost of shares redeemed	(108,739,716)	(55,809,370)	(17,950,080)	(20,730,223)	(24,054,475)	(31,781,063)
Net increase (decrease) from Fund share transactions	(58,450,269)	56,600,362	(3,461,245)	(7,092,996)	9,115,724	(10,053,441)
Total Increase (Decrease) in Net Assets	(48,693,977)	30,503,691	648,219	(17,343,284)	26,273,435	(15,561,257)
Net Assets:
Beginning of year	179,689,766	149,186,075	40,266,377	57,609,661	75,789,689	91,350,946
End of year*	$130,995,789	$179,689,766	$40,914,596	$40,266,377	$102,063,124	$75,789,689
*Including undistributed (dividends in excess of) net investment income of:	$1,363,931	$1,093,275	$246,208	$183,136	$(30,146)	$(299,618)

38	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

AllianzGI International Managed Volatility		AllianzGI NFJ International Value		AllianzGI Technology		AllianzGI Wellness

Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012

$1,857,423	$1,441,279	$63,200,373	$49,126,017	$(5,346,078)	$(9,051,729)	$(359,436)	$(819,982)
4,395,180	(4,906,550)	93,278,883	(58,767,180	80,499,680	83,396,661	22,810,808	9,645,857
799,227	(8,283,036)	113,583,136	(194,335,453)	82,419,716	(211,386,839)	1,031,555	(10,451,618)

7,051,830	(11,748,307)	270,062,392	(203,976,616)	157,573,318	(137,041,907)	23,482,927	(1,625,743)

(603,771)	(442,791)	(11,110,849)	(15,822,312)	—	—	—	—
(343,016)	(228,052)	(1,254,692)	(2,896,072)	—	—	—	—
(34,504)	(20,643)	(1,770,005)	(2,132,432)	—	—	—	—
(3,317)	(1,783)	(194,198)	(137,766)	—	—	—	—
(24,965)	(23,822)	(7,774,593)	(8,900,688)	—	—	—	—
(1,411,382)	(830,677)	(23,502,913)	(18,317,791)	—	—	—	—
(345)	(232)	(628,858)	(93,749)	—	—	—	—

—	—	—	—	(14,463,668)	—	(1,558,952)	(1,722,463)
—	—	—	—	(240,914)	—	(69,117)	(248,183)
—	—	—	—	(6,559,531)	—	(618,187)	(745,574)
—	—	—	—	(7,404,794)	—	(7,380,679)	(9,400,182)
—	—	—	—	(1,940,504)	—	—	—
—	—	—	—	(21,007,973)	—	—	—
—	—	—	—	(2,715,561)	—	—	—
(2,421,300)	(1,548,000)	(46,236,108)	(48,300,810)	(54,332,945)	—	(9,626,935)	(12,116,402)

24,680,466	18,180,773	1,310,489,151	964,156,742	195,323,272	240,406,342	12,661,420	21,206,000
—	—	—	—	—	—	—	—
2,215,546	1,415,773	38,317,792	38,646,273	51,277,637	—	9,217,095	11,513,615
(21,782,940)	(27,619,320)	(803,556,816)	(718,162,933)	(313,402,251)	(408,454,338)	(29,288,594)	(42,930,508)
5,113,072	(8,022,774)	545,250,127	284,640,082	(66,801,342)	(168,047,996)	(7,410,079)	(10,210,893)
9,743,602	(21,319,081)	769,076,411	32,362,656	36,439,031	(305,089,903)	6,445,913	(23,953,038)

66,588,618	87,907,699	2,241,998,919	2,209,636,263	966,862,591	1,271,952,494	127,489,647	151,442,685
$76,332,220	$66,588,618	$3,011,075,330	$2,241,998,919	$1,003,301,622	$966,862,591	$133,935,560	$127,489,647

$1,343,895	$1,085,686	$17,863,282	$1,554,028	$(3,572,632)	$(3,290,579)	$(174,929)	$(365,657)

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	39

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Redemption Fees (a)(b)
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2013	$22.76	$0.31	$1.20	$1.51	$(0.31)	$—
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)	—
6/30/2011	20.54	0.15	7.48	7.63	— (d)	—
6/30/2010	17.37	0.05	3.38	3.43	(0.26)	—	(f)
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)	—	(f)
Class C
6/30/2013	$22.15	$0.11	$1.17	$1.28	$(0.15)	$—
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (d)	—
6/30/2011	20.18	(0.02)	7.32	7.30	— (d)	—
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)	—	(f)
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)	—	(f)
Class D
6/30/2013	$23.10	$0.30	$1.24	$1.54	$(0.31)	$—
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)	—
6/30/2011	20.88	0.22	7.53	7.75	— (d)	—
6/30/2010	17.63	0.04	3.43	3.47	(0.22)	—	(f)
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)	—	(f)
Class P
6/30/2013	$22.43	$0.36	$1.19	$1.55	$(0.35)	$—
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)	—
6/30/2011	20.36	0.25	7.39	7.64	(0.05)	—
6/30/2010	17.24	0.10	3.35	3.45	(0.33)	—	(f)
7/7/2008*—6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)	—	(f)
Institutional Class
6/30/2013	$22.85	$0.38	$1.23	$1.61	$(0.36)	$—
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)	—
6/30/2011	20.63	0.25	7.52	7.77	(0.10)	—
6/30/2010	17.41	0.21	3.33	3.54	(0.32)	—	(f)
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)	—	(f)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.
(g)	Annualized.

40	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$23.96		6.61%	$34,563	1.67%	1.67%	1.22%	102%
22.76		(18.84)	40,076	1.67	1.69	1.62	206
28.17	(e)	37.21 (e)	35,026	1.63	1.67	0.59	193
20.54		19.60	30,296	1.84	1.84	0.23	191
17.37		(39.66)	26,153	1.86	1.86	2.58	182

$23.28		5.84%	$20,746	2.42%	2.42%	0.47%	102%
22.15		(19.47)	24,985	2.42	2.44	0.85	206
27.48	(e)	36.17 (e)	22,052	2.38	2.42	(0.09)	193
20.18		18.71	15,855	2.59	2.59	(0.51)	191
17.11		(40.10)	13,090	2.62	2.62	1.73	182

$24.33		6.63%	$15,521	1.67%	1.67%	1.17%	102%
23.10		(18.87)	23,794	1.67	1.69	1.92	206
28.63	(e)	37.20 (e)	12,853	1.63	1.67	0.81	193
20.88		19.57	4,458	1.84	1.84	0.19	191
17.63		(39.63)	7,964	1.85	1.85	2.52	182

$23.63		6.90%	$2,594	1.42%	1.42%	1.46%	102%
22.43		(18.65)	3,598	1.42	1.44	1.71	206
27.95	(e)	37.57 (e)	1,165	1.38	1.42	0.97	193
20.36		19.91	477	1.58	1.58	0.49	191
17.24		(36.23)	665	1.46 (g)	1.46 (g)	3.26 (g)	182

$24.10		7.01%	$57,572	1.32%	1.32%	1.53%	102%
22.85		(18.56)	87,237	1.32	1.34	1.88	206
28.30	(e)	37.24 (e)	78,090	1.27	1.32	0.98	193
20.63		20.26	63,195	1.33	1.56	1.00	191
17.41		(39.40)	18,152	1.47	1.47	2.89	182

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	41

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Commodity Equity:
Class A
6/30/2013	$14.65	$0.08	$1.50	$1.58	$(0.04)	$—
6/30/2012	18.07	0.06	(3.48)	(3.42)	—	—
6/30/2011	12.48	(0.04)	5.63	5.59	—	—
6/30/2010	11.95	(0.09)	0.62	0.53	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)
Class C
6/30/2013	$14.01	$(0.04)	$1.44	$1.40	$— (f)	$—
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—	—
6/30/2011	12.12	(0.16)	5.45	5.29	—	—
6/30/2010	11.69	(0.19)	0.62	0.43	—	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (f)	(0.61)
Class D
6/30/2013	$14.65	$0.08	$1.50	$1.58	$(0.03)	$—
6/30/2012	18.06	0.06	(3.47)	(3.41)	—	—
6/30/2011	12.48	(0.04)	5.62	5.58	—	—
6/30/2010	11.94	(0.09)	0.63	0.54	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)
Class P
6/30/2013	$14.83	$0.12	$1.52	$1.64	$(0.06)	$—
6/30/2012	18.25	0.10	(3.52)	(3.42)	—	—
6/30/2011	12.57	0.01	5.67	5.68	—	—
6/30/2010	12.01	(0.05)	0.61	0.56	—	—
7/7/2008* - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)
Institutional Class
6/30/2013	$14.93	$0.14	$1.52	$1.66	$(0.10)	$—
6/30/2012	18.35	0.12	(3.54)	(3.42)	—	—
6/30/2011	12.62	0.03	5.70	5.73	—	—
6/30/2010	12.04	(0.03)	0.61	0.58	—	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(j)	Annualized.
(k)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.

42	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$—		$16.19		10.80%	$9,131	1.42%	0.53%	116%
—	—		14.65		(18.93)	9,387	1.42	0.38	190
—	—		18.07		44.79	15,584	1.41	(0.23)	130
—	—		12.48	(d)	4.44 (d)	12,147	1.43	(0.61)	165
(0.64)	—	(e)	11.95		(51.07)	11,395	1.47	(0.13)	158

$— (f)	$—		$15.41		9.99%	$4,181	2.17%	(0.25)%	116%
—	—		14.01		(19.53)	5,678	2.17	(0.38)	190
—	—		17.41		43.65	10,645	2.16	(0.97)	130
—	—		12.12	(g)	3.59 (g)	7,563	2.18	(1.37)	165
(0.61)	—	(e)	11.69		(51.37)	8,187	2.22	(0.87)	158

$(0.03)	$—		$16.20		10.75%	$2,556	1.42%	0.51%	116%
—	—		14.65		(18.88)	3,235	1.42	0.37	190
—	—		18.06		44.71	5,747	1.41	(0.23)	130
—	—		12.48	(h)	4.44 (h)	5,037	1.43	(0.60)	165
(0.65)	—	(e)	11.94		(51.08)	6,093	1.47	(0.16)	158

$(0.06)	$—		$16.41		11.06%	$435	1.17%	0.76%	116%
—	—		14.83		(18.74)	594	1.17	0.65	190
—	—		18.25		45.19	890	1.17	0.04	130
—	—		12.57	(i)	4.66 (i)	384	1.17	(0.35)	165
(0.74)	—	(e)	12.01		(46.30)	423	1.14 (j)	0.66 (j)	158

$(0.10)	$—		$16.49		11.14%	$24,612	1.07%	0.86%	116%
—	—		14.93		(18.64)	21,372	1.07	0.78	190
—	—		18.35		45.40	24,744	1.07	0.15	130
—	—		12.62	(k)	4.82 (k)	10,235	1.07	(0.23)	165
(0.71)	—	(e)	12.04		(50.88)	8,352	1.07	0.31	158

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	43

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
6/30/2013	$27.95	$(0.13)	$6.77	$6.64	$—	$—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)	—
6/30/2010	15.81	(0.15)	3.35	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(e)
Class B
6/30/2013	$25.91	$(0.36)	$6.28	$5.92	$—	$—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (e)	—
6/30/2010	14.97	(0.29)	3.18	2.89	—	—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—	—	(e)
Class C
6/30/2013	$25.90	$(0.34)	$6.25	$5.91	$—	$—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (e)	—
6/30/2010	14.96	(0.28)	3.17	2.89	—	—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—	—	(e)
Class D
6/30/2013	$27.92	$(0.13)	$6.76	$6.63	$—	$—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)	—
6/30/2010	15.81	(0.16)	3.36	3.20	—	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(e)
Class P
6/30/2013	$29.13	$(0.03)	$7.04	$7.01	$—	$—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)	—
6/30/2010	16.37	(0.11)	3.48	3.37	—	—
7/7/2008* - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—	—	(e)
Institutional Class
6/30/2013	$29.20	$0.02	$7.04	$7.06	$—	$—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)	—
6/30/2010	16.37	(0.09)	3.48	3.39	—	—
6/30/2009	26.32	— (e)	(9.95)	(9.95)	—	—	(e)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Less than $(0.01) per share.
(f)	Annualized.

44	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$—		$34.59	23.76%	$34,054	1.61%	1.61%	(0.41)%	108%
—		—		27.95	(4.48)	27,103	1.59	1.64	(0.70)	80
(0.05)		—		29.26	54.21	31,511	1.59	1.71	(0.43)	116
—		—	(d)	19.01	20.24	23,236	1.68	1.73	(0.77)	166
—	(e)	—	(d)	15.81	(38.07)	21,515	1.77	1.79	(0.47)	124

$—		$—		$31.83	22.85%	$1,267	2.36%	2.36%	(1.25)%	108%
—		—		25.91	(5.23)	3,145	2.34	2.39	(1.53)	80
—	(e)	—		27.34	53.08	8,047	2.34	2.46	(1.18)	116
—		—	(d)	17.86	19.30	8,108	2.43	2.48	(1.57)	166
—	(e)	—	(d)	14.97	(38.52)	11,064	2.52	2.54	(1.22)	124

$—		$—		$31.81	22.82%	$12,948	2.36%	2.36%	(1.16)%	108%
—		—		25.90	(5.20)	11,898	2.34	2.39	(1.46)	80
—	(e)	—		27.32	53.05	15,205	2.34	2.46	(1.17)	116
—		—	(d)	17.85	19.32	10,860	2.43	2.48	(1.54)	166
—	(e)	—	(d)	14.96	(38.51)	11,267	2.52	2.54	(1.22)	124

$—		$—		$34.55	23.75%	$18,732	1.61%	1.61%	(0.41)%	108%
—		—		27.92	(4.48)	18,409	1.59	1.64	(0.69)	80
(0.07)		—		29.23	54.21	19,567	1.59	1.71	(0.44)	116
—		—	(d)	19.01	20.24	13,231	1.68	1.73	(0.79)	166
—	(e)	—	(d)	15.81	(38.07)	14,257	1.77	1.79	(0.45)	124

$—		$—		$36.14	24.06%	$2,419	1.36%	1.36%	(0.09)%	108%
—		—		29.13	(4.24)	1,339	1.34	1.39	(0.45)	80
(0.08)		—		30.42	54.55	1,538	1.34	1.46	(0.15)	116
—		—	(d)	19.74	20.59	521	1.42	1.47	(0.55)	166
—	(e)	—	(d)	16.37	(35.22)	759	1.39 (f)	1.43 (f)	0.36 (f)	124

$—		$—		$36.26	24.18%	$32,643	1.26%	1.26%	0.07%	108%
—		—		29.20	(4.14)	13,896	1.24	1.29	(0.33)	80
(0.10)		—		30.46	54.69	15,483	1.24	1.36	(0.06)	116
—		—	(d)	19.76	20.71	10,756	1.32	1.37	(0.42)	166
—	(e)	—	(d)	16.37	(37.80)	10,743	1.36	1.38	(0.01)	124

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	45

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Redemption Fees (a)(b)
AllianzGI International Managed Volatility:
Class A
6/30/2013	$12.46	$0.33	$1.10	$1.43	$(0.50)	$—
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)	—
6/30/2011	11.13	0.18	3.65	3.83	(0.24)	—
6/30/2010	11.15	0.17	0.14	0.31	(0.33)	—	(d)
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)	—	(d)
Class C
6/30/2013	$12.36	$0.22	$1.09	$1.31	$(0.38)	$—
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)	—
6/30/2011	11.01	0.07	3.61	3.68	(0.13)	—
6/30/2010	11.03	0.07	0.15	0.22	(0.24)	—	(d)
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)	—	(d)
Class D
6/30/2013	$12.43	$0.34	$1.08	$1.42	$(0.50)	$—
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)	—
6/30/2011	11.05	0.14	3.66	3.80	(0.19)	—
6/30/2010	11.08	0.16	0.16	0.32	(0.35)	—	(d)
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)	—	(d)
Class R
6/30/2013	$12.27	$0.30	$1.07	$1.37	$(0.48)	$—
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)	—
6/30/2011	11.02	0.16	3.59	3.75	(0.24)	—
6/30/2010	11.08	0.16	0.13	0.29	(0.35)	—	(d)
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)	—	(d)
Class P
6/30/2013	$12.35	$0.35	$1.10	$1.45	$(0.53)	$—
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)	—
6/30/2011	11.04	0.19	3.65	3.84	(0.29)	—
6/30/2010	11.09	0.20	0.16	0.36	(0.41)	—	(d)
7/7/2008* - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)	—	(d)
Institutional Class
6/30/2013	$12.41	$0.41	$1.06	$1.47	$(0.55)	$—
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)	—
6/30/2011	11.12	0.21	3.66	3.87	(0.30)	—
6/30/2010	11.15	0.22	0.15	0.37	(0.40)	—	(d)
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)	—	(d)
Administrative Class
6/30/2013	$12.97	$0.36	$1.14	$1.50	$(0.52)	$—
6/30/2012	15.33	0.29	(2.32)	(2.03)	(0.33)	—
6/30/2011	11.60	0.22	3.79	4.01	(0.28)	—
6/30/2010	11.62	0.21	0.14	0.35	(0.37)	—	(d)
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)	—	(d)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

46	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.39	11.60%	$16,031	0.96%	1.16%	2.44%	100%
12.46	(13.15)	16,615	1.17	1.28	2.07	170
14.72	34.43	25,783	1.33	1.36	1.33	240
11.13	2.50	24,443	1.41	1.41	1.35	162
11.15	(37.92)	38,008	1.48	1.48	1.61	197

$13.29	10.73%	$10,774	1.71%	1.91%	1.65%	100%
12.36	(13.78)	12,477	1.92	2.03	1.25	170
14.56	33.37	21,252	2.08	2.11	0.52	240
11.01	1.78	22,865	2.16	2.16	0.58	162
11.03	(38.39)	35,034	2.24	2.24	0.93	197

$13.35	11.57%	$1,007	0.96%	1.16%	2.53%	100%
12.43	(13.38)	894	1.17	1.28	2.00	170
14.66	34.46	1,604	1.34	1.37	1.04	240
11.05	2.52	3,772	1.41	1.41	1.31	162
11.08	(37.94)	5,440	1.48	1.48	1.79	197

$13.16	11.29%	$103	1.21%	1.41%	2.31%	100%
12.27	(13.39)	81	1.42	1.53	1.98	170
14.53	34.05	83	1.58	1.61	1.18	240
11.02	2.33	56	1.65	1.65	1.26	162
11.08	(38.09)	38	1.73	1.73	1.88	197

$13.27	11.89%	$606	0.71%	0.91%	2.67%	100%
12.35	(13.00)	676	0.92	1.03	2.11	170
14.59	34.92	1,438	1.09	1.12	1.40	240
11.04	2.78	1,326	1.14	1.14	1.62	162
11.09	(35.70)	2,076	1.14 (e)	1.14 (e)	4.93 (e)	197

$13.33	12.00%	$47,801	0.61%	0.81%	3.06%	100%
12.41	(12.89)	35,837	0.82	0.93	2.62	170
14.69	34.99	37,737	0.98	1.01	1.51	240
11.12	2.86	42,812	1.04	1.04	1.73	162
11.15	(37.67)	54,566	1.08	1.08	2.38	197

$13.95	11.69%	$10	0.86%	1.06%	2.60%	100%
12.97	(13.09)	9	1.07	1.18	2.25	170
15.33	34.57	11	1.23	1.26	1.53	240
11.60	2.73	8	1.29	1.29	1.58	162
11.62	(37.85)	7	1.33	1.33	2.16	197

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	47

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value:
Class A
6/30/2013	$18.80	$0.44	$1.84	$2.28	$(0.28)	$—
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)	—
6/30/2011	16.97	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.19	0.30	1.77	2.07	(0.29)	—
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)
Class C
6/30/2013	$18.65	$0.27	$1.83	$2.10	$(0.13)	$—
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)	—
6/30/2011	16.83	0.27	4.18	4.45	(0.26)	—
6/30/2010	15.09	0.16	1.76	1.92	(0.18)	—
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)
Class D
6/30/2013	$18.78	$0.45	$1.82	$2.27	$(0.28)	$—
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)	—
6/30/2011	16.95	0.43	4.21	4.64	(0.41)	—
6/30/2010	15.18	0.25	1.82	2.07	(0.30)	—
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)
Class R
6/30/2013	$18.89	$0.42	$1.81	$2.23	$(0.25)	$—
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)	—
6/30/2011	17.11	0.44	4.19	4.63	(0.39)	—
11/7/2009* - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)	—
Class P
6/30/2013	$18.90	$0.50	$1.85	$2.35	$(0.37)	$—
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)	—
6/30/2011	17.07	0.57	4.14	4.71	(0.47)	—
6/30/2010	15.32	0.37	1.77	2.14	(0.39)	—
7/7/2008* - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)
Institutional Class
6/30/2013	$18.92	$0.53	$1.83	$2.36	$(0.40)	$—
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)	—
6/30/2011	17.08	0.52	4.21	4.73	(0.48)	—
6/30/2010	15.32	0.38	1.77	2.15	(0.39)	—
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)
Administrative Class
6/30/2013	$18.89	$0.48	$1.82	$2.30	$(0.36)	$—
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)	—
6/30/2011	17.06	0.45	4.23	4.68	(0.42)	—
5/12/2010* - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

48	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.28)	$—		$20.80	12.08%	$855,773	1.22%	1.30%	2.10%	19%
(0.43)	—		18.80	(9.10)	686,507	1.23	1.31	2.42	38
(0.41)	—		21.20	27.48	837,409	1.21	1.31	2.12	48
(0.29)	—	(d)	16.97	13.53	652,504	1.35	1.35	1.64	35
(0.95)	—	(d)	15.19	(34.63)	500,695	1.45	1.45	2.47	59

$(0.13)	$—		$20.62	11.21%	$198,600	1.97%	2.05%	1.30%	19%
(0.29)	—		18.65	(9.76)	183,126	1.98	2.06	1.66	38
(0.26)	—		21.02	26.53	238,689	1.96	2.06	1.35	48
(0.18)	—	(d)	16.83	12.64	200,149	2.10	2.10	0.88	35
(0.85)	—	(d)	15.09	(35.10)	164,246	2.20	2.20	1.71	59

$(0.28)	$—		$20.77	12.10%	$126,786	1.22%	1.30%	2.13%	19%
(0.44)	—		18.78	(9.14)	105,295	1.23	1.31	2.57	38
(0.41)	—		21.18	27.52	95,223	1.21	1.31	2.13	48
(0.30)	—	(d)	16.95	13.53	68,374	1.36	1.37	1.40	35
(0.95)	—	(d)	15.18	(34.63)	101,451	1.45	1.45	2.50	59

$(0.25)	$—		$20.87	11.75%	$18,306	1.47%	1.55%	1.99%	19%
(0.44)	—		18.89	(9.30)	8,886	1.48	1.56	2.58	38
(0.39)	—		21.35	27.20	1,482	1.46	1.56	2.10	48
(0.22)	—	(d)	17.11	(3.22)	224	1.52 (e)	1.55 (e)	2.62 (e)	35

$(0.37)	$—		$20.88	12.35%	$458,708	0.97%	1.05%	2.34%	19%
(0.49)	—		18.90	(8.85)	366,717	0.98	1.06	2.67	38
(0.47)	—		21.31	27.81	390,799	0.96	1.06	2.75	48
(0.39)	—	(d)	17.07	13.76	102,442	1.08	1.08	2.04	35
(0.99)	—	(d)	15.32	(31.77)	53,466	1.12 (e)	1.12 (e)	5.86 (e)	59

$(0.40)	$—		$20.88	12.49%	$1,311,993	0.87%	0.95%	2.50%	19%
(0.51)	—		18.92	(8.78)	887,388	0.88	0.96	2.88	38
(0.48)	—		21.33	27.88	646,022	0.86	0.96	2.56	48
(0.39)	—	(d)	17.08	13.90	383,171	0.98	0.99	2.06	35
(1.00)	—	(d)	15.32	(34.37)	247,345	1.05	1.05	3.03	59

$(0.36)	$—		$20.83	12.18%	$40,909	1.12%	1.20%	2.26%	19%
(0.49)	—		18.89	(8.98)	4,080	1.13	1.21	2.63	38
(0.42)	—		21.32	27.61	12	1.11	1.21	2.21	48
(0.19)	—	(d)	17.06	(6.79)	9	1.18 (e)	1.24 (e)	2.46 (e)	35

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	49

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Redemption Fees (a)(b)
AllianzGI Technology:
Class A
6/30/2013	$45.66	$(0.30)	$8.11	$7.81	$(2.77)	$—
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—	—
6/30/2011	35.09	(0.61)	16.46	15.85	—	—
6/30/2010	28.95	(0.43)	6.57	6.14	—	—	(e)
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)	—	(e)
Class B
6/30/2013	$41.84	$(0.58)	$7.35	$6.77	$(2.77)	$—
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—	—
6/30/2011	32.65	(0.87)	15.25	14.38	—	—
6/30/2010	27.13	(0.65)	6.17	5.52	—	—	(e)
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)	—	(e)
Class C
6/30/2013	$41.83	$(0.59)	$7.35	$6.76	$(2.77)	$—
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—	—
6/30/2011	32.63	(0.89)	15.27	14.38	—	—
6/30/2010	27.12	(0.65)	6.16	5.51	—	—	(e)
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)	—	(e)
Class D
6/30/2013	$45.16	$(0.30)	$8.01	$7.71	$(2.77)	$—
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—	—
6/30/2011	34.71	(0.60)	16.27	15.67	—	—
6/30/2010	28.63	(0.44)	6.52	6.08	—	—	(e)
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)	—	(e)
Class P
6/30/2013	$47.48	$(0.18)	$8.44	$8.26	$(2.77)	$—
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—	—
6/30/2011	36.32	(0.51)	17.02	16.51	—	—
6/30/2010	29.89	(0.40)	6.83	6.43	—	—	(e)
7/7/2008* - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)	—	(e)
Institutional Class
6/30/2013	$47.68	$(0.14)	$8.50	$8.36	$(2.77)	$—
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—	—
6/30/2011	36.39	(0.47)	17.09	16.62	—	—
6/30/2010	29.91	(0.33)	6.81	6.48	—	—	(e)
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)	—	(e)
Administrative Class
6/30/2013	$46.77	$(0.25)	$8.31	$8.06	$(2.77)	$—
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—	—
6/30/2011	35.88	(0.58)	16.83	16.25	—	—
6/30/2010	29.56	(0.41)	6.73	6.32	—	—	(e)
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)	—	(e)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $0.01 per share.
(f)	Annualized.

50	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$50.70		17.95%		$259,132	1.57%	(0.63)%	161%
45.66		(10.37)		258,603	1.58	(0.91)	176
50.94	(d)	45.17	(d)	358,971	1.60	(1.31)	171
35.09	(d)	21.17	(d)	265,428	1.65	(1.26)	199
28.95	(d)	(22.63	)(d)	297,181	1.66	(0.47)	251

$45.84		17.10%		$2,666	2.32%	(1.36)%	161%
41.84		(11.04)		4,824	2.33	(1.66)	176
47.03	(d)	44.04	(d)	11,686	2.35	(2.07)	171
32.65	(d)	20.27	(d)	13,773	2.40	(2.02)	199
27.13	(d)	(23.19	)(d)	16,529	2.41	(1.23)	251

$45.82		17.08%		$104,421	2.32%	(1.37)%	161%
41.83		(11.02)		108,200	2.33	(1.66)	176
47.01	(d)	44.07	(d)	140,676	2.35	(2.07)	171
32.63	(d)	20.28	(d)	106,113	2.40	(2.02)	199
27.12	(d)	(23.20	)(d)	99,134	2.41	(1.22)	251

$50.10		17.95%		$154,286	1.57%	(0.64)%	161%
45.16		(10.36)		132,654	1.58	(0.92)	176
50.38	(d)	45.15	(d)	186,348	1.60	(1.32)	171
34.71	(d)	21.20	(d)	150,734	1.65	(1.27)	199
28.63	(d)	(22.64	)(d)	140,496	1.66	(0.46)	251

$52.97		18.24%		$33,833	1.32%	(0.38)%	161%
47.48		(10.13)		36,159	1.33	(0.66)	176
52.83	(d)	45.46	(d)	59,233	1.35	(1.02)	171
36.32	(d)	21.48	(d)	16,111	1.38	(1.09)	199
29.89	(d)	(21.00	)(d)	2,409	1.30 (f)	0.05 (f)	251

$53.27		18.38%		$399,840	1.22%	(0.28)%	161%
47.68		(10.05)		377,526	1.23	(0.56)	176
53.01	(d)	45.67	(d)	443,233	1.25	(0.97)	171
36.39	(d)	21.63	(d)	331,567	1.28	(0.92)	199
29.91	(d)	(22.32	)(d)	302,275	1.26	(0.07)	251

$52.06		18.06%		$49,124	1.47%	(0.53)%	161%
46.77		(10.28)		48,897	1.48	(0.81)	176
52.13	(d)	45.29	(d)	71,805	1.50	(1.21)	171
35.88	(d)	21.34	(d)	40,594	1.54	(1.17)	199
29.56	(d)	(22.52	)(d)	30,526	1.51	(0.31)	251

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	51

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Redemption Fees (a)(b)
AllianzGI Wellness:
Class A
6/30/2013	$27.85	$(0.06)	$5.22	$5.16	$(2.19)	$—
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)	—
6/30/2011	22.58	(0.14)	8.08	7.94	—	—
6/30/2010	18.58	(0.13)	4.13	4.00	—	—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—	—	(d)
Class B
6/30/2013	$25.50	$(0.26)	$4.75	$4.49	$(2.19)	$—
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)	—
6/30/2011	21.18	(0.32)	7.56	7.24	—	—
6/30/2010	17.56	(0.29)	3.91	3.62	—	—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—	—	(d)
Class C
6/30/2013	$25.52	$(0.26)	$4.75	$4.49	$(2.19)	$—
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)	—
6/30/2011	21.19	(0.32)	7.56	7.24	—	—
6/30/2010	17.57	(0.29)	3.91	3.62	—	—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—	—	(d)
Class D
6/30/2013	$27.84	$(0.07)	$5.24	$5.17	$(2.19)	$—
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)	—
6/30/2011	22.57	(0.14)	8.09	7.95	—	—
6/30/2010	18.57	(0.13)	4.13	4.00	—	—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—	—	(d)

(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $0.01 per share.

52	Annual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$30.82	19.62%	$21,345	1.46%	1.46%	(0.22)%	134%
27.85	1.60	18,883	1.46	1.46	(0.58)	95
30.52	35.16	22,727	1.46	1.46	(0.52)	127
22.58	21.47	13,684	1.48	1.48	(0.57)	136
18.58	(16.08)	11,635	1.51	1.52	(0.44)	365

$27.80	18.76%	$707	2.21%	2.21%	(0.99)%	134%
25.50	0.79	1,450	2.21	2.21	(1.37)	95
28.42	34.18	3,446	2.21	2.21	(1.33)	127
21.18	20.56	4,254	2.23	2.23	(1.35)	136
17.56	(16.74)	5,229	2.26	2.28	(1.19)	365

$27.82	18.75%	$8,370	2.21%	2.21%	(0.97)%	134%
25.52	0.83	7,326	2.21	2.21	(1.34)	95
28.43	34.17	8,478	2.21	2.21	(1.30)	127
21.19	20.55	7,141	2.23	2.23	(1.34)	136
17.57	(16.73)	7,528	2.25	2.26	(1.19)	365

$30.82	19.67%	$103,514	1.46%	1.46%	(0.22)%	134%
27.84	1.57	99,831	1.46	1.46	(0.59)	95
30.52	35.22	116,792	1.46	1.46	(0.55)	127
22.57	21.54	95,674	1.48	1.48	(0.58)	136
18.57	(16.12)	88,411	1.51	1.52	(0.45)	365

See accompanying Notes to Financial Statements	| June 30, 2013 |	Annual Report	53

Notes to Financial Statements

June 30, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of June 30, 2013, the Trust consisted of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II (which is only offered by the AllianzGI Money Market Fund and available to limited purchasers). Effective November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestment. These financial statements pertain to seven of the Funds offered by the Trust.

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Technology and AllianzGI Wellness is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ International Value is to seek long-term growth of capital and income.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

In June 2013, the FASB issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. The Funds’ management is evaluating the impact of this guidance on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

54	June 30, 2013 |	Annual Report

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

Annual Report	| June 30, 2013	55

Notes to Financial Statements (cont’d)

June 30, 2013

A summary of the inputs used at June 30, 2013 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a) and 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
Brazil	$13,210,388	—	—	$13,210,388
China	752,745	$22,656,432	—	23,409,177
Colombia	1,022,736	—	—	1,022,736
India	732,048	3,780,996	—	4,513,044
Korea (Republic of)	1,833,020	22,294,989	—	24,128,009
Mexico	2,754,313	—	—	2,754,313
Russian Federation	5,883,082	—	$452,560	6,335,642
South Africa	422,420	3,885,932	—	4,308,352
Taiwan	6,049,264	11,470,555	—	17,519,819
All Other	—	26,651,348	—	26,651,348
Preferred Stock	—	—	526,893	526,893
Warrants	8,768	—	—	8,768
Repurchase Agreements	—	3,307,000	—	3,307,000
Totals	$32,668,784	$94,047,252	$979,453	$127,695,489

AllianzGI Global Commodity Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
Australia	—	$373,817	—	$373,817
China	—	540,699	—	540,699
France	—	1,871,583	—	1,871,583
Germany	—	588,677	—	588,677
Japan	—	2,940,480	—	2,940,480
Norway	—	438,869	—	438,869
Singapore	—	417,146	—	417,146
Switzerland	$1,019,805	771,682	—	1,791,487
United Kingdom	—	1,627,043	—	1,627,043
All Other	29,873,790	—	—	29,873,790
Repurchase Agreements	—	1,161,000	—	1,161,000
Totals	$30,893,595	$10,730,996	—	$41,624,591

56	June 30, 2013 |	Annual Report

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
Finland	$728,647	—	—	$728,647
France	1,166,523	—	—	1,166,523
Ireland	2,034,706	$353,484	—	2,388,190
Korea (Republic of)	608,391	448,101	—	1,056,492
Sweden	488,739	1,372,792	—	1,861,531
Switzerland	637,315	404,980	—	1,042,295
Thailand	—	—	$341,606	341,606
United States	57,208,806	839,548	—	58,048,354
All Other	—	31,728,390	—	31,728,390
Repurchase Agreements	—	5,809,000	—	5,809,000
	62,873,127	40,956,295	341,606	104,171,028
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(62)	—	(62)
Totals	$62,873,127	$40,956,233	$341,606	$104,170,966

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
China	$294,996	$6,423,265	—	$6,718,261
Germany	806,591	1,781,626	—	2,588,217
All Other	—	65,386,538	—	65,386,538
Repurchase Agreements	—	711,000	—	711,000
Totals	$1,101,587	$74,302,429	—	$75,404,016

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
China	$10,111,238	$48,679,962	—	$58,791,200
Denmark	—	50,797,253	—	50,797,253
France	28,189,350	98,625,784	—	126,815,134
Germany	—	120,656,178	—	120,656,178
Hong Kong	—	27,959,942	—	27,959,942
Israel	64,801,520	24,561,895	—	89,363,415
Japan	124,755,862	291,102,430	—	415,858,292
Netherlands	—	58,657,075	—	58,657,075
Norway	53,522,961	28,294,860	—	81,817,821
Singapore	57,044,736	68,823,944	—	125,868,680
United Kingdom	404,924,779	203,702,706	—	608,627,485
All Other	1,127,047,371	—	—	1,127,047,371
Preferred Stock	—	62,675,516	—	62,675,516
Repurchase Agreements	—	53,618,000	—	53,618,000
Totals	$1,870,397,817	$1,138,155,545	—	$3,008,553,362

Annual Report	| June 30, 2013	57

Notes to Financial Statements (cont’d)

June 30, 2013

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
Chemicals	$9,880	$9,640,661	—	$9,650,541
Computers & Peripherals	100,836,625	6,544,129	—	107,380,754
Electronic Equipment, Instruments & Components	6,073	20,437,633	—	20,443,706
Internet & Catalog Retail	105,720,403	7,068,974	—	112,789,377
Internet Software & Services	213,858,475	3,611,863	—	217,470,338
IT Services	47,023,048	25,552	—	47,048,600
Semiconductors & Semiconductor Equipment	124,546,381	18,316,493	—	142,862,874
All Other	301,153,523	—	—	301,153,523
Exchange-Traded Funds	8,871,603	—	—	8,871,603
Repurchase Agreements	—	68,763,000	—	68,763,000
Options Purchased:
Market Price	7,974,295	—	—	7,974,295
	910,000,306	134,408,305	—	1,044,408,611
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(16,884,169)	—	—	(16,884,169)
Securities Sold Short, at value:
Common Stock:
Electrical Equipment	—	(69,962)	—	(69,962)
Internet Software & Services	(2,766,582)	(6,056,222)	—	(8,822,804)
All Other	(47,848,964)	—	—	(47,848,964)
Exchange-Traded Fund	(17,772,592)	—	—	(17,772,592)
	(85,272,307)	(6,126,184)	—	(91,398,491)
Totals	$824,727,999	$128,282,121	—	$953,010,120

AllianzGI Wellness:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/13
Common Stock:
Biotechnology	$34,001,318	$4,583,818	—	$38,585,136
Health Care Equipment & Supplies	11,171,994	1,326,928	—	12,498,922
Health Care Providers & Services	18,371,028	1,363,118	—	19,734,146
Pharmaceuticals	24,475,409	17,475,330	—	41,950,739
All Other	14,732,045	—	—	14,732,045
Warrants	—	—	$525,589	525,589
Repurchase Agreements	—	2,299,000	—	2,299,000
Totals	$102,751,794	$27,048,194	$525,589	$130,325,577

At June 30, 2013, the following Funds had transfers between Levels 1 and 2:

Securities valued at $422,421 were transferred from Level 2 to Level 1 in AllianzGI Emerging Markets Opportunities Fund. This change was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2012, which was not applied on June 30, 2013.

Securities valued at $1,655,263 were transferred from Level 2 to Level 1 in AllianzGI Global Small-Cap Fund. This change was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2012, which was not applied on June 30, 2013.

58	June 30, 2013 |	Annual Report

A security valued at $2,866 was transferred from Level 2 to Level 1 in AllianzGI Technology Fund. This change was the result of security trading outside the U.S. whose value was adjusted by the application of a modeling tool at June 30, 2012, which was not applied on June 30, 2013.

A security valued at $839,548 and $1,978,840 was transferred from Level 1 to Level 2 in each of AllianzGI Global Small-Cap and AllianzGI Wellness Funds, respectively. This change was the result of the security foregoing the closing exchange price at June 30, 2013 to use an observable after-market price, due to news that significantly changed the value of that security.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2013, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Common Stock:
Russian Federation	$849,319	$82,400	$(553,470)	—	$65,590	$8,721	—	—	$452,560
Preferred Stock	1,886,721	126,963	(1,618,443)	—	31,950	99,702	—	—	526,893
Totals	$2,736,040	$209,363	$(2,171,913)	—	$97,540	$108,423	—	—	$979,453

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Common Stock:
Thailand	—	$794,879	$(493,399)	—	$31,362	$8,764	—	—	$341,606
Totals	—	$794,879	$(493,399)	—	$31,362	$8,764	—	—	$341,606

AllianzGI Wellness:
Investments in Securities – Assets	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Warrants	$184,351	—	—	—	—	$341,238	—	—	$525,589

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock	$526,893	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.63
Common Stock	$452,560	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	2.85

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$341,606	Value of Foreign Security Traded on Foreign Markets	Value of Foreign Security on a Local Market	THB 7.99-20.90

Annual Report	| June 30, 2013	59

Notes to Financial Statements (cont’d)

June 30, 2013

AllianzGI Wellness:
Investments in Securities – Assets	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants	$525,589	Fundamental Analytical Data Relating to Investment	Price of Warrant	$2.9076

THB – Thai Baht

*	Other financial instruments are derivatives, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Emerging Markets Opportunities, AllianzGI Global Small-Cap and AllianzGI Wellness held at June 30, 2013, was $108,423, $8,764 and $341,238, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at June 30, 2013. The federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI NFJ International Value) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for AllianzGI

NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains, if any, earned by each Fund will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

60	June 30, 2013 |	Annual Report

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the year ended June 30, 2013, foreign taxes withheld were: AllianzGI Emerging Markets Opportunities—$532,216, AllianzGI Global Commodity Equity—$58,957, AllianzGI Global Small-Cap—$57,455, AllianzGI International Managed Volatility—$154,857, AllianzGI NFJ International Value—$9,703,820, AllianzGI Technology—$187,582 and AllianzGI Wellness—$82,238.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible

Annual Report	| June 30, 2013	61

Notes to Financial Statements (cont’d)

June 30, 2013

imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Advisor or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds

62	June 30, 2013 |	Annual Report

from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2013:

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(62)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$7,974,295
Liability derivatives:
Options written, at value	$(16,884,169)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2013:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(273)

AllianzGI Global Commodity Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1,127)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1,597)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(62)

AllianzGI International Managed Volatility:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$34

AllianzGI Technology:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(12,526,606)
Options written	(11,861,309)
Total net realized loss	$(24,387,915)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$6,095,553
Options written	(5,601,759)
Total net change in unrealized appreciation/depreciation	$493,794

Annual Report	| June 30, 2013	63

Notes to Financial Statements (cont’d)

June 30, 2013

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended June 30, 2013:

	Options Purchased	Options Written	Forward Foreign Currency Contracts
	Contracts(1)	Contracts(1)	Sold(2)
AllianzGI Global Small Cap	—	—	$8,371
AllianzGI Technology	18,871	87,307	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements. AGI U.S. sub-advises the following Funds: AllianzGI Emerging Markets Opportunities, AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI International Managed Volatility, AllianzGI Technology and AllianzGI Wellness. NFJ sub-advises AllianzGI NFJ International Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table. The table also includes the effective Investment Advisory Fee and Administration Fee paid during the fiscal year ended June 30, 2013:

	All Classes		Class A, B, C, D, and R(1)			Class P(1)			Institutional Class(1)			Administrative Class(1)
	Investment Advisory Fee	Effective Advisory Fee	Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee
AllianzGI Emerging Markets Opportunities	0.90%	0.90%	0.50%	0.50%		0.50%	0.50%		0.40%	0.40%		N/A	N/A
AllianzGI Global Commodity Equity	0.70	0.70	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
AllianzGI Global Small-Cap	0.90	0.90	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
AllianzGI International Managed Volatility	0.40	0.40	0.50	0.30	(2)	0.50	0.30	(2)	0.40	0.20	(2)	0.40%	0.20	%(2)
AllianzGI NFJ International Value	0.60	0.60	0.50	0.36	(3)	0.50	0.36	(3)	0.40	0.26	(3)	0.40	0.26	(3)
AllianzGI Technology	0.90	0.90	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30
AllianzGI Wellness	0.80	0.80	0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A

(1)	Administration Fees for all share classes of AllianzGI Emerging Markets Opportunities, AllianzGI International Managed Volatility and AllianzGI NFJ International Value shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $250 million, an additional 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for each class of AllianzGI Global Commodity Equity and AllianzGI Global Small-Cap shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for all share classes of AllianzGI Technology and AllianzGI Wellness Funds shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.

64	June 30, 2013 |	Annual Report

(2)	Effective November 1, 2012, the Administrator has contractually agreed to observe through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.20%.
(3)	From November 1, 2011 through October 31, 2012, the Administrator had agreed to a voluntary 0.075% waiver of its Administration Fees paid by all share classes based on the Fund’s average daily net assets. Effective November 1, 2012, the Administrator has contractually agreed to observe through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.05%. Effective November 1, 2012, the Administrator has contractually agreed to observe an additional waiver of a portion of its Administration Fees, which reduces the contractual fee rate by an additional 0.025%; this additional waiver may be revoked at any time by the Administrator in its discretion without prior notice.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed expenses may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be used in any month to pay expenses.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2013, the Distributor received $67,968, representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

Annual Report	| June 30, 2013	65

Notes to Financial Statements (cont’d)

June 30, 2013

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2013, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$153,109,773	$213,531,079
AllianzGI Global Commodity Equity	48,012,918	50,388,138
AllianzGI Global Small-Cap	93,470,375	87,212,173
AllianzGI International Managed Volatility	72,302,536	68,256,441
AllianzGI NFJ International Value	1,113,758,354	503,788,936
AllianzGI Technology*	1,481,932,630	1,573,490,472
AllianzGI Wellness	169,469,739	186,015,897

*	Securities sold short of $178,314,138; covers on securities sold short of $213,037,784.

(a) Transactions in options written for the year ended June 30, 2013:

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2012	125,177	$26,160,819
Options written	183,665	52,387,158
Options terminated in closing transactions	(112,759)	(35,022,721)
Options expired	(105,246)	(17,989,395)
Options exercised	(19,907)	(3,108,078)
Options outstanding, June 30, 2013	70,930	$22,427,783

(b) Forward foreign currency contracts outstanding at June 30, 2013:

AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2013	Unrealized Depreciation
Sold:
383,782 Thai Baht settling 7/2/13	State Street Bank and Trust Co.	$12,312	$12,374	$(62)

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Year Ended June 30, 2013				Year Ended June 30, 2012
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$1,939,637	—	—	—	$735,096	—
AllianzGI Global Commodity Equity	188,278	—	—	—	—
AllianzGI Global Small-Cap	—	—	—	—	—	—
AllianzGI International Managed Volatility	2,421,300	—	—	—	1,547,999	—
AllianzGI NFJ International Value	46,236,108	—	—	—	48,300,809	—
AllianzGI Technology	—	$54,332,945	—	—	—	—
AllianzGI Wellness	—	9,626,935	—	—	—	$12,116,402

(1)	Includes short-term capital gains, if any.

At June 30, 2013, the components of distributable earnings was:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$1,749,802	—	$70,345,154	—	—	—
AllianzGI Global Commodity Equity	251,770	—	10,430,341	—	$81,751	—
AllianzGI Global Small-Cap	—	—	27,263,863	—	—	—
AllianzGI International Managed Volatility	1,553,070	—	190,869,655	—	—	—
AllianzGI NFJ International Value	18,076,883	—	386,656,898	—	—	—
AllianzGI Technology	4,978,366	$75,974,567	—	$3,129,756	16,099,079	—
AllianzGI Wellness	4,465,304	12,498,405	12,889,030	154,634	—	—

66	June 30, 2013 |	Annual Report

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2012 through June 30, 2013, and/or other ordinary losses realized during the period January 1, 2013 through June 30, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2012 through June 30, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2013, capital loss carryforward amounts were:

							No Expiration(5)
	2016	2017		2018		2019	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	—	$53,762,432	*	$16,582,722		—	—	—
AllianzGI Global Commodity Equity	—	2,018,495		6,646,551		—	$1,765,295	—
AllianzGI Global Small-Cap	—	9,703,419		17,560,444		—	—	—
AllianzGI International Managed Volatility	—	139,076,161		50,252,414		—	1,541,080	—
AllianzGI NFJ International Value	—	—		386,656,898		—	—	—
AllianzGI Technology	—	—		—		—	—	—
AllianzGI Wellness	—	7,733,418	*	5,155,612	*	—	—	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended June 30,2013, the Funds had post-enactment capital loss carryforwards which were utilized as follows:

Utilized
	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	—	—
AllianzGI Global Commodity Equity	—	—
AllianzGI Global Small-Cap	—	—
AllianzGI International Managed Volatility	$700,681	—
AllianzGI NFJ International Value	24,358,910	$262,168
AllianzGI Technology	—	—
AllianzGI Wellness	—	—

For the year ended June 30, 2013, the Funds utilized and or wrote off the following amounts of pre-enactment capital loss carryforwards:

	Utilized	Written off
AllianzGI Emerging Markets Opportunities	$287,157	—
AllianzGI Global Commodity Equity	—	—
AllianzGI Global Small-Cap	8,069,240	—
AllianzGI International Managed Volatility	—	—
AllianzGI NFJ International Value	34,401,255	—
AllianzGI Technology	—	—
AllianzGI Wellness	2,577,806	—

Annual Report	| June 30, 2013	67

Notes to Financial Statements (cont’d)

June 30, 2013

For the period or year ended June 30, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in-Capital	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities(a)(c)(h)	$302,445	$(303,535)	$1,090	—
AllianzGI Global Commodity Equity(c)(h)	(11,142)	11,285	(143)	—
AllianzGI Global Small-Cap(a)(b)(c)(f)(g)(h)	616,025	(330,827)	(288,124)	$2,926
AllianzGI International Managed Volatility(a)(c)(h)	822,086	(820,481)	(1,605)	—
AllianzGI NFJ International Value(c)(d)(h)	(655,011)	706,721	(51,710)	—
AllianzGI Technology(b)(c)(e)(h)	5,064,025	(5,062,903)	(1,122)	—
AllianzGI Wellness(b)(c)(h)	550,164	(550,880)	716	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(b)	Net operating losses.
(c)	Reclassification of gains and losses from foreign currency transactions.
(d)	Adjustments related to redemption-in-kind.
(e)	Adjustment due to tax straddle.
(f)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(g)	Distribution from partnerships.
(h)	Reversal of adjustment to prior year’s beginning balance.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$118,746,430	$13,911,000	$4,961,941	$8,949,059
AllianzGI Global Commodity Equity	39,082,846	3,740,630	1,198,885	2,541,745
AllianzGI Global Small-Cap	85,017,080	20,857,822	1,703,874	19,153,948
AllianzGI International Managed Volatility	74,164,544	4,224,527	2,985,055	1,239,472
AllianzGI NFJ International Value	2,899,692,973	364,021,745	255,161,356	108,860,389
AllianzGI Technology	809,517,016	240,739,473	5,847,878	234,891,595
AllianzGI Wellness	112,977,813	18,861,773	1,514,009	17,347,764

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, and basis adjustments from investments in partnerships.

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Annual Report	| June 30, 2013	69

Notes to Financial Statements (cont’d)

June 30, 2013

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Global Commodity Equity
	Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	354,583	$9,088,144	222,374	$5,378,369	144,345	$2,313,837	82,007	$1,272,491
Class B	—	—	—	—	—	—	—	—
Class C	60,956	1,520,889	52,139	1,224,679	12,457	192,448	38,247	598,629
Class D	170,528	4,360,495	260,830	6,399,041	19,824	324,786	38,644	619,680
Class R	—	—	—	—	—	—	—	—
Class P	28,992	725,611	56,107	1,357,952	3,748	61,025	21,327	341,195
Institutional Class	1,274,069	32,810,737	605,193	14,497,157	694,720	11,416,206	684,010	10,805,232

Issued in reinvestment of dividends and distributions:
Class A	16,053	414,822	4,548	100,279	1,270	20,470	—	—
Class C	4,114	103,668	– *	5	— *	3	—	—
Class D	9,868	258,830	1,564	35,000	292	4,710	—	—
Class R	—	—	—	—	—	—	—	—
Class P	837	21,295	609	13,208	67	1,100	—	—
Institutional Class	37,971	984,956	25,557	564,803	9,411	154,250	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reorganization:
Class A	—	—	890,582	19,968,623	—	—	—	—
Class C	—	—	611,535	13,349,200	—	—	—	—
Class D	—	—	711,063	16,185,642	—	—	—	—
Class P	—	—	99,503	2,198,346	—	—	—	—
Institutional Class	—	—	1,383,375	31,137,428	—	—	—	—

Cost of shares redeemed:
Class A	(689,202)	(17,348,552)	(599,888)	(14,180,780)	(222,167)	(3,550,164)	(303,594)	(4,844,695)
Class B	—	—	—	—	—	—	—	—
Class C	(301,880)	(7,248,230)	(338,243)	(7,996,219)	(146,234)	(2,229,984)	(244,347)	(3,657,029)
Class D	(572,144)	(14,421,194)	(392,570)	(10,158,535)	(83,172)	(1,336,672)	(135,878)	(2,198,892)
Class R	—	—	—	—	—	—	—	—
Class P	(80,488)	(1,958,009)	(37,456)	(873,167)	(17,412)	(281,179)	(30,036)	(466,093)
Institutional Class	(2,741,111)	(67,763,731)	(955,297)	(22,600,669)	(643,272)	(10,552,081)	(600,913)	(9,563,514)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(2,426,854)	$(58,450,269)	2,601,525	$56,600,362	(226,123)	$(3,461,245)	(450,533)	$(7,092,996)

*	Actual amount rounds to less than 1 share.

70	June 30, 2013 |	Annual Report

AllianzGI Global Small-Cap				AllianzGI International Managed Volatility
Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

218,271	$7,111,294	309,881	$8,526,039	281,881	$3,747,692	205,981	$2,549,510
980	27,704	2,529	59,913	—	—	—	—
53,621	1,565,466	41,803	1,065,940	22,725	299,180	32,692	387,702
170,568	5,487,277	343,303	9,081,148	11,890	161,140	14,344	171,457
—	—	—	—	1,133	15,034	1,246	15,484
32,928	1,130,963	33,132	928,976	13,780	181,565	17,076	205,364
525,073	17,847,495	72,260	2,065,606	1,500,608	20,275,855	1,201,741	14,851,256

—	—	—	—	35,013	453,419	30,801	357,604
—	—	—	—	23,543	303,705	16,843	194,707
—	—	—	—	2,599	33,555	1,758	20,386
—	—	—	—	260	3,317	156	1,783
—	—	—	—	766	9,822	903	10,384
—	—	—	—	109,665	1,411,382	71,982	830,677
—	—	—	—	26	345	19	232

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(203,386)	(6,361,998)	(417,098)	(10,927,849)	(452,714)	(6,026,297)	(654,903)	(8,229,450)
(82,560)	(2,342,530)	(175,491)	(4,304,838)	—	—	—	—
(105,980)	(2,983,313)	(138,973)	(3,405,299)	(245,054)	(3,230,653)	(499,382)	(6,174,470)
(287,741)	(8,653,309)	(353,341)	(9,291,619)	(10,925)	(143,742)	(53,581)	(648,124)
—	—	—	—	(232)	(3,192)	(467)	(5,669)
(11,965)	(370,629)	(37,715)	(1,019,835)	(23,623)	(311,065)	(61,802)	(763,594)
(100,775)	(3,342,696)	(104,608)	(2,831,623)	(910,644)	(12,067,991)	(955,849)	(11,797,233)
—	—	—	—	—	—	(60)	(780)
209,034	$9,115,724	(424,318)	$(10,053,441)	360,697	$5,113,072	(630,502)	$(8,022,774)

Annual Report	| June 30, 2013	71

Notes to Financial Statements (cont’d)

June 30, 2013

	AllianzGI NFJ International Value				AllianzGI Technology
	Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,207,753	$366,203,748	11,926,479	$227,393,813	981,461	$46,835,507	1,205,216	$55,611,914
Class B	—	—	—	—	236	9,794	1,845	83,699
Class C	1,836,481	38,262,209	1,415,546	26,893,690	110,358	4,699,823	119,237	5,159,638
Class D	3,060,006	64,890,686	3,192,474	60,805,994	1,212,475	56,351,822	527,228	24,160,715
Class R	577,462	12,221,441	433,068	8,300,856	—	—	—	—
Class P	9,912,471	210,844,300	9,074,909	170,556,940	165,593	8,195,148	762,016	36,632,037
Institutional Class	27,454,079	581,199,742	24,371,285	465,964,912	1,480,968	73,079,702	2,146,121	103,006,177
Administrative Class	1,872,421	36,867,025	231,769	4,240,537	127,169	6,151,476	330,127	15,752,162

Issued in reinvestment of dividends and distributions:
Class A	495,440	10,325,831	822,555	14,722,076	290,123	12,895,960	—	—
Class B	—	—	—	—	5,613	226,556	—	—
Class C	47,237	967,436	121,800	2,149,499	141,949	5,726,212	—	—
Class D	84,623	1,760,823	117,371	2,114,053	165,651	7,277,057	—	—
Class R	9,295	194,143	7,546	137,766	—	—	—	—
Class P	89,006	1,870,043	103,387	1,877,808	39,533	1,833,555	—	—
Institutional Class	1,073,049	22,570,658	967,983	17,551,322	441,929	20,602,736	—	—
Administrative Class	30,003	628,858	5,209	93,749	59,526	2,715,561	—	—

Cost of shares redeemed:
Class A	(13,062,958)	(273,022,267)	(15,747,400)	(296,998,818)	(1,823,964)	(85,860,213)	(2,588,593)	(119,047,363)
Class B	—	—	—	—	(62,988)	(2,687,104)	(135,022)	(5,722,317)
Class C	(2,070,625)	(42,910,076)	(3,075,359)	(57,699,590)	(560,252)	(23,895,602)	(524,594)	(22,189,500)
Class D	(2,646,753)	(55,435,294)	(2,199,771)	(41,176,499)	(1,236,452)	(56,688,316)	(1,288,486)	(57,376,700)
Class R	(180,057)	(3,830,750)	(39,651)	(759,597)	—	—	—	—
Class P	(7,430,412)	(158,562,304)	(8,116,008)	(152,543,102)	(328,101)	(15,909,743)	(1,121,564)	(51,520,858)
Institutional Class	(12,596,671)	(266,522,557)	(8,718,368)	(168,577,310)	(2,335,193)	(114,439,158)	(2,589,744)	(122,460,803)
Administrative Class	(154,940)	(3,273,568)	(21,521)	(408,017)	(288,565)	(13,922,115)	(662,072)	(30,136,797)
Net increase (decrease) resulting from Fund share transactions	25,606,910	$545,250,127	14,873,303	$284,640,082	(1,412,931)	$(66,801,342)	(3,818,285)	$(168,047,996)

72	June 30, 2013 |	Annual Report

AllianzGI Wellness
Year ended June 30, 2013		Year ended June 30, 2012
Shares	Amount	Shares	Amount

225,548	$6,634,507	217,977	$5,869,797
1,482	37,924	8,849	217,951
55,308	1,455,540	43,063	1,058,678
153,837	4,533,449	488,284	14,059,574
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

52,672	1,423,732	63,776	1,528,716
2,311	56,587	9,212	203,029
20,033	490,601	26,390	581,889
268,178	7,246,175	383,973	9,199,981
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(263,898)	(7,667,901)	(348,196)	(9,374,627)
(35,213)	(936,422)	(82,478)	(2,046,006)
(61,559)	(1,618,564)	(80,579)	(1,991,728)
(648,970)	(19,065,707)	(1,113,426)	(29,518,147)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(230,271)	$(7,410,079)	(383,155)	$(10,210,893)

Annual Report	| June 30, 2013	73

Notes to Financial Statements (cont’d)

June 30, 2013

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2013:

AllianzGI Global Small-Cap:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2013	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG†	$—	$563,699	$4,192	$37,867	$596,927	$—	$(447)
Aveva Group PLC	289,911	112,768	19,168	182,732	481,762	5,147	7,618
Bechtle AG†	230,056	84,120	13,913	71,144	353,772	7,612	1,277
Burckhardt Compression Holding AG	—	533,353	—	103,962	637,315	—	—
China Everbright International Ltd.	580,054	212,720	611,857	279,973	464,001	5,535	185,199
DSV A/S	—	450,544	—	16,975	467,519	—	—
Elekta AB	346,510	104,378	105,551	195,517	439,527	4,589	52,669
Interroll Holding AG†	529,450	143,791	763,427	—	—	—	138,044
Pfeiffer Vacuum Technology AG	483,807	164,201	27,713	(68,611)	607,337	19,318	(5,414)
Rotork PLC	618,258	187,722	300,444	247,430	672,471	11,379	78,958
SimCorp A/S	359,438	150,933	21,423	239,903	766,537	10,919	(1,919)
Spirax-Sarco Engineering PLC	491,164	169,584	29,135	188,021	769,799	44,091	1,429
Tiangong International Co., Ltd.	—	519,390	124,761	(1,347)	394,807	14,846	1,525
Unit 4 NV	187,836	185,069	11,943	54,097	424,473	6,480	(1,086)
United Internet AG	—	503,107	—	91,252	594,359	6,022	—
Vacon PLC	379,746	163,280	25,392	177,701	728,647	12,477	(345)
Victrex PLC	—	528,178	—	(53,590)	474,588	9,431	—
Totals	$4,496,230	$4,776,837	$2,058,919	$1,763,026	$8,873,841	$157,846	$457,508

AllianzGI Technology:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2013	Dividend Income	Net Realized Gain(Loss)
Aixtron SE N.A.	$14,331	$—	$—	$(12,664)	$16,778	$—	$—
Yelp, Inc.†	—	20,326,177	13,499,947	1,216,741	7,993,449	—	(49,522)
Totals	$14,331	$20,326,177	$13,499,947	$1,204,077	$8,010,227	$—	$(49,522)

AllianzGI Wellness:
	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2013	Dividend Income	Net Realized Gain(Loss)
Fresenius SE & Co. KGaA	$4,405,009	$—	$3,727,541	$202,066	$1,363,118	$15,556	$485,054
Protalix BioTherapeutics, Inc.	488,196	1,176,300	—	(265,228)	1,483,728	—	—
Totals	$4,893,205	$1,176,300	$3,727,541	$(63,162)	$2,846,846	$15,556	$485,054

†	Not affiliated at June 30, 2013.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at June 30, 2013. The percentages and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

74	June 30, 2013 |	Annual Report

AllianzGI Global Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aveva Group PLC	7.52%	$481,762	0.47%
Burckhardt Compression Holding AG	6.38%	637,315	0.62%
China Everbright International Ltd.	6.88%	464,001	0.45%
DSV A/S	6.85%	467,519	0.46%
Elekta AB, Class B	5.68%	439,527	0.43%
Pfeiffer Vacuum Technology AG	7.20%	607,337	0.60%
Rotork PLC	5.59%	672,471	0.66%
SimCorp A/S	13.68%	766,537	0.75%
Spirax-Sarco Engineering PLC	5.40%	769,799	0.75%
Tiangong International Co., Ltd.	6.47%	394,807	0.39%
Unit 4 NV	8.89%	424,473	0.42%
United Internet AG	5.41%	594,359	0.58%
Vacon PLC	5.71%	728,647	0.71%
Victrex PLC	5.04%	474,588	0.47%
Totals		$7,923,142	7.76%

AllianzGI Technology:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aixtron SE N.A.	7.93%	$16,778	0.00%

AllianzGI Wellness:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Fresenius SE & Co. KGaA	6.43%	$1,363,118	1.02%
Protalix BioTherapeutics, Inc.	7.60%	1,483,728	1.11%
Totals		$2,846,846	2.13%

At June 30, 2013, the AllianzGI Global Allocation Fund, a fund managed by AGIFM, held approximately 7%, 10% and 8% of the outstanding shares of AllianzGI Emerging Markets Opportunities, AllianzGI Global Commodity Equity and AllianzGI International Managed Volatility, respectively.

9.	REDEMPTIONS IN-KIND

During the year ended June 30, 2013, AllianzGI NFJ International Value transferred securities and cash to its shareholders in connection with redemption-in-kind transactions. These transactions were treated as sales of securities for GAAP, and the resulting gains of $2,724,882 and losses of $2,775,788 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statement of Operations.

AllianzGI NFJ International Value redeemed 1,040,915 shares of the Institutional Class with a redemption value of $20,558,078, respectively. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 7.

10.	FUND EVENTS

(a) Portfolio Manager Change

On August 29, 2012, AllianzGI Global Small-Cap changed the portfolio management team of the U.S. portion from a team based in San Francisco to a team based in San Diego.

(b) Sub-Adviser Name Change and Merger

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”). On April 1, 2013, RCM Capital Management LLC merged into AGI U.S. by means of a statutory merger (the “RCM Restructuring”). Upon completion of the RCM Restructuring, AGI U.S. succeeded to the advisory business of RCM. This occurred by operation of law. NFJ remains a separate registered investment adviser and wholly owned subsidiary of AGI U.S.

Annual Report	| June 30, 2013	75

Notes to Financial Statements (cont’d)

June 30, 2013

(c) Name Changes

Effective January 28, 2013, the Funds’ names changed as set forth below:

Current Fund Name	Prior Fund Name
AllianzGI Emerging Markets Opportunities Fund	Allianz AGIC Emerging Markets Opportunities Fund
AllianzGI Global Commodity Equity Fund	Allianz RCM Global Commodity Equity Fund
AllianzGI Global Small-Cap Fund	Allianz RCM Global Small-Cap Fund
AllianzGI International Managed Volatility Fund	Allianz AGIC International Managed Volatility Fund
AllianzGI NFJ International Value Fund	Allianz NFJ International Value Fund
AllianzGI Technology Fund	Allianz RCM Technology Fund
AllianzGI Wellness Fund	Allianz RCM Wellness Fund
11.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

76	June 30, 2013 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Emerging Markets Opportunities Fund (formerly known as Allianz AGIC Emerging Markets Opportunities Fund), AllianzGI International Managed Volatility Fund (formerly known as Allianz AGIC International Managed Volatility Fund), AllianzGI NFJ International Value Fund (formerly known as Allianz NFJ International Value Fund), AllianzGI Global Commodity Equity Fund (formerly known as Allianz RCM Global Commodity Equity Fund), AllianzGI Global Small-Cap Fund (formerly known as Allianz RCM Global Small-Cap Fund), AllianzGI Technology Fund (formerly known as Allianz RCM Technology Fund), and AllianzGI Wellness Fund (formerly known as Allianz RCM Wellness Fund) (seven of the nineteen funds constituting Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

Annual Report	| June 30, 2013	77

Federal Income Tax Information

Unaudited

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2013, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AllianzGI Emerging Markets Opportunities	—
AllianzGI Global Commodity Equity	—
AllianzGI Global Small-Cap	—
AllianzGI International Managed Volatility	—
AllianzGI NFJ International Value	—
AllianzGI Technology	$54,332,945
AllianzGI Wellness	9,626,935

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2013, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	99%
AllianzGI Global Commodity Equity	100%
AllianzGI Global Small-Cap	0%
AllianzGI International Managed Volatility	86%
AllianzGI NFJ International Value	100%
AllianzGI Technology	0%
AllianzGI Wellness	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2013, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	0%
AllianzGI Global Commodity Equity	100%
AllianzGI Global Small-Cap	0%
AllianzGI International Managed Volatility	0%
AllianzGI NFJ International Value	0%
AllianzGI Technology	0%
AllianzGI Wellness	0%

FOREIGN TAX CREDIT:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2013 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,944,916	$0.797947	$531,011	$0.085688
AllianzGI International Managed Volatility	2,633,364	0.502565	152,259	0.029058
AllianzGI NFJ International Value	102,477,063	0.771746	9,320,720	0.070194

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2012 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,127,209	$0.867382	$417,055	$0.087649
AllianzGI International Managed Volatility	2,390,447	0.439962	150,362	0.027674
AllianzGI NFJ International Value	77,308,694	0.761389	6,028,835	0.059376

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during the calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

78	June 30, 2013 |	Annual Report

Privacy Policy

Unaudited

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Annual Report	| June 30, 2013	79

Allianz Funds—Board of Trustees

Unaudited

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional, Institutional II and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank† 1959	1/2006 to present	Managing Director, a member of the Executive Committee and Chief Marketing Officer, Allianz Global Investors U.S. Holdings LLC and a member of the Management Board of Allianz Global Investors Fund Management LLC. Formerly, Chairman of the Board of Managers, RCM Capital Management LLC; and a Member of the Board of Managers, Caywood-Scholl Capital Management LLC.	20	None.

John C. Maney†† 1959	12/2006 to present	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. since January 2005 and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.	85	See below.††

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services).	20	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel, Inc. Formerly, Director, CardioKine, Inc. and Director, NitroMed, Inc.

Maryann Bruce 1960	6/2010 to present	President, Turnberry Advisory Group (business consulting). Formerly, President, Aquila Distributors, Inc.; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; Executive Managing Director, Evergreen Investments; and President, Evergreen Investments Services, Inc. (securities distribution).	20	Director, MBIA Inc.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	20	Director, Bancfirst Corporation

C. Kim Goodwin 1959	6/2010 to present	Board Director, Advisor and Private Investor. Formerly, Director, Akamai Technologies, Inc., Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	20	Director, Popular, Inc.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Senior Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	20	Director, Sykes Enterprises, Inc.

Edward E. Sheridan 1954	1/2006 to present	Retired. Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co., Inc. (financial services).	20	None.

80	June 30, 2013 |	Annual Report

Allianz Funds—Board of Trustees (cont’d)

Unaudited

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

W. Bryant Stooks 1940	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price LLC (real estate investments); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co. (auditing).	20	None.

Gerald M. Thorne 1938	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin Capital Corp. (small business investment company); Director, UPI Inc. (Plastics Company); and Director, American Orthodontics Corporation.	20	None.

James W. Zug 1940	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	20	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; and Director, Teleflex Incorporated.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI International & Premium Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of AllianzGI Managed Accounts Trust, each series of Premier Multi-Series VIT, each series of US Allianz Variable Insurance Products Trust and registered investment companies advised by Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.
†	Mr. Frank is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as a result of his positions set forth in the table above.
††	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above among others with the Trust’s Investment Adviser and various affiliated entities.

Annual Report	| June 30, 2013	81

Allianz Funds—Officers

Unaudited

Name, Year of Birth, Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 1964 President	1/2011 to present	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 55 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of numerous funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968 Vice President, Secretary and Chief Legal Officer	12/2006 to present	Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel, Allianz Global Investors of U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter 1975 Chief Compliance Officer	3/2013 to present	Director, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard H. Kirk 1961 Assistant Secretary	12/2004 to present	Director, Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 54 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	3/2013 to present	Director and Chief Compliance Officer, Allianz Global Investors U.S. LLC; and Assistant Secretary of 54 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Lagan Srivastava 1977 Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. Holdings LLC.; Assistant Secretary of 85 funds in the Fund Complex; and of The Korea Fund, Inc.

**	The officers of the Trust are elected annually by the Board of Trustees.

82	June 30, 2013 |	Annual Report

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $405 billion in assets under management.* With 23 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* As of 3/31/13

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ015AR_063013

AGI-2013-07-01-7170

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $609,000 in 2012 and $642,000 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $14,000 in 2012 and $0 in 2013.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $434,298 in 2012 and $251,372 in 2013. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $64,320 in 2012 and $0 in 2013.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $4,616,649 and the 2013 Reporting Period was $5,022,569.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: August 27, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: August 27, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2013